PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is made effective as of November 22, 2017 (the “Effective Date”), by and among HOKULEI VILLAGE, LLC, a Delaware limited liability company (with respect to the Hokulei Land and other Property directly related thereto, “Hokulei Seller”), TRC LAULANI VILLAGE, LLC, a Delaware limited liability company (with respect to the Laulani Land and other Property directly related thereto, “Laulani Seller”), LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company (with respect to the Pad G Land and other Property directly related thereto, “Pad G Seller”) and PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company (with respect to the Puunene Land and other Property directly related thereto, “Puunene Seller”; together with Hokulei Seller, Laulani Seller and Pad G Seller, “Seller”), and A & B PROPERTIES HAWAII, LLC, SERIES R, a series of a Delaware limited liability company (“Purchaser”). In consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:
1.PURCHASE AND SALE. Subject to and in accordance with the terms and conditions set forth in this Agreement, Purchaser shall purchase from Seller and Seller shall sell to Purchaser, all of Seller’s right, title and interest in and to the following property (collectively, the “Property”):
1.1    those certain parcels of real estate located at (i) 4454 Nuhoe Street, Lihue, Kauai, Hawaii, commonly known as Hokulei Village, (ii) 91 – 1119 Keaunui Drive, Ewa Beach, Oahu, Hawaii, commonly known as Laulani Village, (iii) Lot 7 of the "Laulani Ewa Subdivision", Ewa Beach, Oahu, Hawaii, commonly known as Pad G and (iv) 100 Ho’okele Street, Kahului, Maui, Hawaii, commonly known as Puunene Shopping Center and legally described in attached Exhibits A-1, A-2, A-3 and A-4, respectively, together with any and all appurtenances, hereditaments, privileges, development rights and easements belonging thereto (“Hokulei Land”, “Laulani Land”, “Pad G Land” and “Puunene Land”, respectively, and, collectively, the “Land”);
1.2    all buildings, structures, improvements, and fixtures located on the Land and owned by Seller (collectively, the “Improvements”; the Land and the Improvements are collectively referred to as the “Real Property”);
1.3    all leases, occupancy agreements and license agreements affecting the Real Property or any part thereof, as of the Effective Date, and all guarantees thereof, together with any New Leases (as hereinafter defined) which do not require Purchaser’s consent or to which Purchaser has consented (or is deemed to have consented) pursuant to Section 9.3.1 (the “Leases”);
1.4    all furniture, furnishings, equipment, machinery and other tangible personal property, if any, owned by Seller, located in or on the Real Property and used solely in connection therewith, including but not limited to the tangible personal property described in the attached Schedule 1.4 (the “Tangible Personal Property”);

ImanageDB:4161238.11

1.5    all maintenance, service, and other like contracts and agreements with respect to the ownership and operation of the Real Property or any portion thereof (excluding contracts affecting other properties in addition to the Real Property), to be listed on Schedules provided by Seller within seven (7) days after the Effective Date, together with any new contracts which do not require Purchaser’s consent or to which Purchaser consented (or is deemed to have consented) pursuant to Section 9.3.2 (the “Service Contracts”), except as expressly set forth to the contrary in this Agreement;
1.6    all intangible property, permits, licenses, approvals, guarantees and warranties pertaining exclusively to the Real Property and in each case used solely in connection with the ownership and operation of the Real Property (the “Intangibles”); and
1.7    those documents set forth on Schedule 1.7 attached hereto or listed on an amended Schedule 1.7 prepared by Seller within seven (7) days of the Effective Date (the “Other Agreements”).
Those documents referenced in Sections 1.3, 1.5 and 1.7 are collectively referred to in this Agreement as the “Property Agreements”. Prior to the date hereof, Seller has delivered or made available to Purchaser copies of the Property Agreements in Seller’s possession.
Notwithstanding anything set forth herein to the contrary, the term “Property” expressly excludes (i) all property owned by tenants or other users or occupants of the Real Property, (ii) all rights with respect to any refund of taxes applicable to any period prior to the Closing Date (as defined in Section 4 below), (iii) all rights to any insurance proceeds or settlements for events occurring prior to Closing (subject to Section 5 below), (iv) all of Seller’s interest in cash, securities, lender deposits and reserves and accounts receivable (except to the extent Seller receives proration therefor), (v) financial data with respect to the Property for the period prior to the Closing (subject to Section 4.5 below), (vi) any promissory notes relating to any Lease in favor of Seller for accounts receivable arising solely prior to the Effective Date, (vii) the names “Terramar”, “TRC”, “TRC Retail”, or “Terramar Retail Centers, LLC”, and any derivation or combination thereof, and (viii) the Excluded Documents (as hereinafter defined), and Seller shall retain all of the property and rights referenced in the foregoing clauses (ii) through (viii). The property referenced in the foregoing clauses (i) through (viii) is referred to as the “Excluded Property.”
2.    PURCHASE PRICE. The total consideration to be paid by Purchaser to Seller for the Property is Two Hundred Sixty-Two Million Five Hundred Thousand and No/100 Dollars ($262,500,000.00) (the “Purchase Price”), plus or minus prorations and adjustments as hereinafter set forth. The allocation of the Purchase Price among the components of the Real Property is set forth on Schedule 2.1 Prior to Closing the parties shall amend this Agreement to reduce the Purchase Price by the amount of the credits set forth on Schedule 2.2 (Leasing & Construction Credits) and Section 9.4, as they may be adjusted pursuant to Sections 4.3.8 and 9.4, and the Schedule 2.1 allocations shall be adjusted accordingly. For the avoidance of doubt, after reducing the Purchase Price as contemplated in the preceding sentence, the credits accounting for such reductions shall no longer be applicable.

2
ImanageDB:4161238.11

2.1    Earnest Money. Within two (2) business days after the Effective Date, Purchaser shall deliver to Title Guaranty Escrow Services, Inc., attention Jeremy Trueblood, as escrow agent for Title Insurer (as hereinafter defined) (“Escrow Agent”), an amount equal to One Million and No/100 Dollars ($1,000,000.00) in immediately available funds (the “Initial Earnest Money”). If Purchaser delivers Notice of Acceptance (as hereinafter defined) pursuant to Section 8.1 below, then Purchaser shall deliver to Escrow Agent an additional amount equal to One Million Six Hundred Twenty-Five Thousand and No/100 Dollars ($1,625,000.00) in immediately available funds (the “Additional Earnest Money”) within two (2) business day after the expiration of the Due Diligence Period (as defined in Section 8.1), so that the total earnest money deposit held by Escrow Agent (exclusive of interest earned thereon) shall equal Two Million Six Hundred Twenty-Five Thousand and No/100 Dollars ($2,625,000.00). The Initial Earnest Money and the Additional Earnest Money, to the extent deposited, together with any interest earned thereon and net of investment costs, are referred to in this Agreement as the “Earnest Money.” The Earnest Money shall be invested as Purchaser directs. Any and all interest earned on the Earnest Money shall be reported to Purchaser’s federal tax identification number. Except as expressly set forth herein to the contrary, the Earnest Money shall become nonrefundable upon the expiration of the Due Diligence Period if Purchaser delivers Notice of Acceptance pursuant to Section 8.1 on or before the expiration of the Due Diligence Period. Notwithstanding the prior sentence, if the transaction fails to close because of Seller’s default under this Agreement and Purchaser elects to terminate this Agreement pursuant to Section 7.1, or if the transaction fails to close due to failure of a condition precedent to Purchaser’s obligations to close, then the Earnest Money shall be returned to Purchaser. If the transaction closes in accordance with the terms of this Agreement, then Escrow Agent shall deliver the Earnest Money to Seller at Closing as payment toward the Purchase Price. The parties shall promptly direct Escrow Agent to deliver the Earnest Money in accordance with this Agreement.
2.2    Cash Balance. At least two (2) business days before Closing, Purchaser shall deposit with Escrow Agent the Purchase Price in immediately available funds, less the Earnest Money, plus or minus the prorations described in this Agreement (such amount, as adjusted, being referred to as the “Cash Balance”).
2.3    Independent Consideration. Notwithstanding anything to the contrary contained in this Agreement, if this Agreement is terminated for any reason which entitles Purchaser to the return of the Earnest Money, then the sum of One Hundred and No/100 Dollars ($100.00) of such Earnest Money (the “Independent Contract Consideration”) shall be paid to Seller from the Earnest Money, which amount Seller and Purchaser have bargained for and agreed to as independent and sufficient consideration for Seller’s execution and delivery of this Agreement. The Independent Contract Consideration is non-refundable and separate consideration from any other payment or deposit required by this Agreement, and Seller shall retain the Independent Contract Consideration upon any termination of this Agreement notwithstanding any other provision of this Agreement to the contrary.

3
ImanageDB:4161238.11

3.    EVIDENCE OF TITLE. Seller agrees to furnish Purchaser with good and marketable title to the Property in accordance with the terms of this Agreement, subject only to the Permitted Exceptions. Notwithstanding the foregoing, Seller shall be obligated to at Closing discharge any mortgages, mechanics and materialmen’s liens, and other monetary liens of any kind affecting the Property, except for (i) the lien of real property taxes not then due, and (ii) the recorded Loan Documents affecting the Laulani Land to be assumed by Purchaser as provided in Section 11.20. Purchaser’s obligation to close this transaction shall be subject to the irrevocable commitment by Title Guaranty of Hawaii, Inc. and Land Services USA, Inc., as agents for Chicago Title Insurance Company (collectively, the “Title Insurer”) to issue to Purchaser at Closing Form 2006 extended ALTA Owners Protection Policies of Title Insurance for each of the Hokulei Land, the Laulani Land, the Pad G Land and the Puunene Land in the respective amounts set forth in Schedule 2.1, subject only to the Permitted Exceptions (as defined in Section 3.2) and with endorsements against mechanics and materialmen’s liens and such other endorsements as Purchaser may elect (individually and collectively, the “Title Policy”); provided, however, the failure of Title Insurer to irrevocably commit to issue the Title Policy shall not be a Seller default hereunder. Seller shall at its expense provide the Title Insurer with such affidavits, agreements and surveyor certifications customarily required or reasonably requested by the Title Insurer in order to issue the Title Policy; provided, however, the failure of Seller to provide such items shall not be a Seller default hereunder.
3.1    Title and Survey Review. Purchaser hereby acknowledges that Seller has delivered to Purchaser (a) the title commitments listed on Exhibits F-1 through F-4 attached hereto (the “Preliminary Title Commitments”); and (b) the most recent existing surveys of the Real Property in Seller’s possession, if any (the “Surveys”). Seller has ordered updates of the Surveys with respect to the Real Property (the “Updated Surveys”). Seller shall cause copies of the Updated Surveys to be delivered to Purchaser when available, and, subject to Section 3.2, Purchaser shall thereafter coordinate directly with the surveyor(s) to address any comments or requested changes Purchaser has to the Updated Surveys.
3.2    Permitted Exceptions. No later than December 7, 2017, Purchaser shall notify Seller in writing of any matters shown on the Preliminary Title Commitments (or updates thereto) and the Updated Surveys to which Purchaser objects (the "Disapproved Title and Survey Exceptions"). All matters shown on the Preliminary Title Commitments and the Updated Surveys to which Purchaser does not so object shall be deemed “Permitted Exceptions”. No later than five (5) business days following Seller's receipt of Purchaser's Disapproved Title and Survey Exceptions, Seller shall inform Purchaser in writing as to whether Seller will cause the Disapproved Title and Survey Exceptions to be removed from title to the Property prior to the Closing. If Seller fails to deliver its response within such period, Seller shall be deemed to have elected not to eliminate the Disapproved Title and Survey Exceptions. If Seller elects (or is deemed to have elected) not to eliminate any of the Disapproved Title and Survey Exceptions, then Purchaser may at any time prior to the end of the Due Diligence Period elect to terminate this Agreement. If Purchaser does not elect to terminate this Agreement and proceeds with the transaction, then Purchaser shall be deemed to have approved or waived all Disapproved Title and Survey Exceptions that Seller has elected not to eliminate or that Purchaser did not object to and such exceptions shall be Permitted Exceptions.

4
ImanageDB:4161238.11

3.3    If after the date of Purchaser’s notice of Disapproved Title and Survey Exceptions any new title matter of record or new survey matter first arises as identified on any updates or amendments to the Title Commitments or Updated Surveys, respectively ("New Title and Survey Exceptions"), Purchaser may request in writing that Seller remove such New Title and Survey Exceptions from title to the Property prior to the Closing provided however that any request to remove New Title and Survey Exceptions must be made within three (3) business days of Purchaser’s discovery of the New Title and Survey Exception. Seller shall have three (3) business days following Seller's receipt of Purchaser's request to give Purchaser written notice as to whether any of the New Title and Survey Exceptions will be removed from title to the Property prior to the Closing. If Seller fails to deliver its response within such period, Seller shall be deemed to have elected not to eliminate the New Title and Survey Exceptions. This Agreement shall terminate upon Purchaser's written notice to Seller given within three (3) business days following Purchaser's receipt of Seller's response regarding any New Title Exceptions that Seller elects not to eliminate, or the date of Seller’s deemed election not to eliminate them. If Purchaser does not provide written notice of termination within this time period, then Purchaser shall be deemed to have elected to proceed with the transaction and to have approved or waived all New Title and Survey Exceptions that Seller has elected not to eliminate and such exceptions shall be Permitted Exceptions. If a New Title or Survey Exception first arises after the Due Diligence Period, the Closing Date shall be extended by the number of days (if any) necessary to allow the foregoing objection and response process to be concluded no later than three (3) business days prior to the Closing Date.
4.    CLOSING. The closing of the transaction contemplated by this Agreement (the “Closing”) shall occur at 8:01 a.m., Hawaii-Aleutian Standard Time, on January 18, 2018, or on such other date as the parties may hereafter agree (such day being sometimes referred to as the “Closing Date”), through escrow at the office of Escrow Agent located at 235 Queen Street, Honolulu, Hawaii 96813.
4.1    Seller’s Closing Deliveries. No later than two (2) business days prior to the Closing Date, Seller shall execute or cause to be executed (as necessary and as applicable to the entity comprising Seller and/or the sale of such entity’s right, title and interest in and to the Property as contemplated by this Agreement) and deliver to Purchaser (either through escrow or as otherwise provided below) each of the following:
(a)    limited warranty deeds for each of the Hokulei Land, the Laulani Land, the Pad G Land and the Puunene Land, and the Improvements thereon (individually and collectively the “Deed”), substantially in the form of Exhibit G attached hereto, conveying each such portion of the Real Property to Purchaser or to a Purchaser’s Designee (as hereinafter defined), duly executed by Seller;
(b)    counterparts of (i) an Assignment and Assumption of Leases for each of the Hokulei Land, the Laulani Land, the Pad G Land and the Puunene Land in the form of Exhibit R attached hereto (individually and collectively the “Assignment of Leases”) in favor of Purchaser or Purchaser’s Designee, and (ii)

5
ImanageDB:4161238.11

with respect to any of the Leases for which there is a recorded memorandum or short form, a recordable memorandum of assignment;
(c)    counterparts of a General Assignment and Assumption of Seller’s interest in the Service Contracts, the Intangibles and the Other Agreements for each of the Hokulei Land, the Laulani Land, the Pad G Land and the Puunene Land in the form of Exhibit S attached hereto (the “General Assignment”) in favor of Purchaser or Purchaser’s Designee, together with any counterparty consents that are required for such assignments; provided, however, Seller’s failure to deliver any such consents shall not be a Seller default hereunder;
(d)    a bill of sale for each of the Hokulei Land, the Laulani Land, the Pad G Land and the Puunene Land in the form of Exhibit O attached hereto, conveying the Tangible Personal Property to Purchaser or Purchaser’s Designee;
(e)    one original notice letter to each tenant, substantially in the form attached hereto as Exhibit H;
(f)    one original notice letter to each Service Contract vendor, substantially in the form attached hereto as Exhibit I;
(g)    Seller’s certificate of non-foreign status, in the form attached hereto as Exhibit J;
(h)    counterparts of the Closing Statement (as defined in Section 4.3 below);
(i)    such transfer and/or conveyance tax forms for each Deed as are required by law, including without limitation Hawaii Conveyance Tax Certificate Form P-64A in a form reasonably acceptable to Seller and Purchaser (“Conveyance Tax Certificates”);
(j)    to the extent not addressed in clauses (e) or (f), above, one original notice letter to each party to any Property Agreement, substantially in the form attached hereto as Exhibit Q;
(k)    an affidavit of Seller as to debts and liens in form mutually acceptable to Seller and the Title Insurer which shall permit the Title Insurer to issue the Title Policy subject only to the Permitted Exceptions;
(l)    an executed Hawaii Withholding Tax Return For Dispositions By Nonresident Persons of Hawaii Real Property Interests Form N-288 and Form N-288B, if not exempt;
(m)    a Report of Bulk Sale and Transfer, State of Hawaii form G-8A, for Seller and/or Terramar Retail Centers, LLC, as applicable, bearing the Certification of the Director of the State Department of Taxation dated no more than ten (10)

6
ImanageDB:4161238.11

business days prior to Closing that such reports have been filed and that all taxes, penalties and interest payable by with respect to Seller’s business at or income from the Property have been paid;
(n)    counterparts of a recordable Assignment and Assumption of Declarant Rights for each of the Hokulei Land, the Laulani Land, the Pad G Land and the Puunene Land in the form of Exhibit V attached hereto (individually and collectively the “Assignment of Declarant Rights”) assigning to Purchaser or Purchaser’s Designee all of Seller’s rights under the recorded declarations, reciprocal easement agreements and other documents listed on Schedule 4.1(n);
(o)    the Guaranty in the form of Exhibit W attached hereto, duly executed by the Guarantor as provided in Section 10.2;
(p)    such documents as may be required to effectuate the Loan Assumption;
(q)     such releases, amendments, terminations or other documents required to remove any Disapproved Title and Survey Exception that Seller agreed to remove pursuant to Section 3;
(r)    such other documents or instruments required hereunder or reasonably necessary to effectuate the Closing in accordance with this Agreement; and
(s)    such authorizing documents of Seller as shall be reasonably required by the Title Insurer or Escrow Agent to evidence Seller’s authority to consummate the transactions contemplated by this Agreement.
The Closing Statement may be signed in .PDF counterparts on the Closing Date. Within five (5) business days following the Closing Date, to the extent available, Seller shall deliver to Purchaser the original (or copies, if Seller does not have originals) Property Agreements, and all plans and specifications, licenses and permits pertaining to the Property (all of which, to the extent at the Property, shall be left at the Property, and if not at the Property, shall be delivered to such address as Purchaser may elect).
4.2    Purchaser’s Closing Deliveries. No later than two (2) business days prior to the Closing Date, Purchaser or the applicable Purchaser’s Designee shall execute or cause to be executed (as necessary) and deliver or cause to be delivered to Seller each of the following:
(a)    counterparts of the Assignment of Leases and any memoranda thereof;
(b)    counterparts of the General Assignment;
(c)    counterparts of the Closing Statement;

7
ImanageDB:4161238.11

(d)    counterparts of the Deed;
(e)    counterparts of the Assignment of Declarant Rights;
(f)    the Conveyance Tax Certificates;
(g)    the Cash Balance;
(h)    such documents as may be required to effectuate the Loan Assumption;
(i)     such other documents or instruments required hereunder or reasonably necessary to effectuate the Closing in accordance with this Agreement; and
(j)    such evidence of Purchaser’s due formation, valid existence, good standing, power, authority, authorization and due execution and delivery as Seller, Title Insurer or Escrow Agent may reasonably request.
4.3    Closing Prorations and Adjustments. Seller shall prepare a statement of the prorations and adjustments required by this Agreement (the “Closing Statement”), and submit it to Purchaser for approval at least ten (10) business days prior to the Closing Date. Except as otherwise provided below, the items listed below are to be equitably prorated or adjusted as of 12:01 a.m. local time at the Real Property on the Closing Date, it being understood that for purposes of prorations and adjustments, Purchaser shall be deemed the owner of the Property on such day and Seller shall be deemed the owner of the Property prior to such day. The provisions of this Section 4.3 that contemplate post-Closing adjustments shall survive Closing for the applicable period of time set forth in this Section 4.3.
4.3.1    Real estate and personal property taxes and assessments and other state, county and municipal taxes (other than conveyance or other transfer taxes), charges and assessments, as well as any assessments by private covenant constituting a lien or charge on the Property (collectively, “Real Estate Taxes”) shall be prorated at Closing for the then-current fiscal year of the applicable taxing authority in which the Closing Date occurs (the “Current Tax Year”), such that Seller shall be responsible for all Real Estate Taxes that are attributable to the period prior to the Closing Date and Purchaser shall be responsible for all Real Estate Taxes that are attributable to the period from and after the Closing Date. Notwithstanding the foregoing, in the event and to the extent that the tenants under the Leases have paid, shall pay or are required to pay any portion of the Real Estate Taxes directly to the relevant taxing authority or authorities, such portion of the Real Estate Taxes shall not be prorated. Notwithstanding anything contained herein, any refunds or rebates of Real Estate Taxes which accrued before the Closing Date shall remain the property of Seller, and Seller shall have the right to pursue any appeals filed prior to the Effective Date of Real Estate Taxes attributable to Seller’s period of ownership of

8
ImanageDB:4161238.11

the Property (including any appeal of Real Estate Taxes for the year in which Closing occurs) with respect to tax assessments for the Property. Seller may also file appeals for the 2018-2019 Real Property Tax year if the deadlines for such appeals fall before the Closing Date, provided that upon Closing Seller shall upon Purchaser’s request either dismiss such appeals or cooperate with Purchaser’s substitution for Seller in the appeals. Purchaser shall cooperate with Seller in connection with any such appeal at no out of pocket cost to Purchaser. If Seller is successful in any such tax appeal related to the fiscal tax period in which Closing occurs, any rebates or refunds shall be apportioned between the parties in the same proportion as the proration of Real Estate Taxes set forth on the Closing Statement executed by the parties at Closing. Seller will also calculate and refund to the Tenants’ accounts credits and charges if and where applicable. Seller will provide copies of this calculation, along with copies of the statements, to Purchaser, along with any balance due to Purchaser. If Purchaser is successful in any appeal of Real Estate Taxes which accrued during Seller’s period of ownership of the Property, any rebates or refunds shall be apportioned between the parties in the same proportion as the proration of the Real Estate Taxes set forth on the Closing Statement executed by the parties at Closing. Purchaser will also calculate and apply credits and charges to Tenant’s accounts, where applicable. Purchaser will provide copies of this calculation, along with copies of the statements, to Seller, together with any balance due to Seller. Either party that is successful in any appeal of Real Estate Taxes contemplated by this Section 4.3.1 shall be able to deduct its actual, documented, out-of-pocket costs paid to non-affiliated third parties in connection with the tax appeal from the rebates or refunds received before apportionment of the balance thereof. The provisions of this Section 4.3.1 shall survive the Closing.
4.3.2    Rent.
(a)    Base Rent. Except for Percentage Rents covered by Section 4.3.2(b), all “minimum” or “base” rent, common area maintenance (“CAM”), tenant reimburseables or similar charges, and any other amounts or charges payable by tenants under the Leases for the calendar month in which the Closing occurs shall be prorated on the basis of the number of days of such month prior to the Closing Date (which shall be allocated to Seller) and from and after the Closing Date (which shall be allocated to Purchaser). However, there shall be no proration at Closing of any rent which is delinquent as of the Closing Date, which shall be handled as provided in Section 4.3.2(c).
(b)    Percentage Rent. Overage or percentage rents (“Percentage Rents”) which are payable with respect to any period ending prior to the Closing Date or which have been accrued prior to the Closing Date shall be apportioned as soon as reasonably practical (and in any event 30 days after) Closing, so that the amount thereof under each of the Leases to which Seller shall be entitled, as finally determined, shall be the entire amount thereof with respect to any fiscal period ending prior to the Closing Date, and, for the applicable fiscal period in which Closing

9
ImanageDB:4161238.11

occurs, an amount which bears the same ratio to the total Percentage Rents as the number of days in such fiscal period which have elapsed prior to the Closing Date bears to the total number of days in such fiscal period. At the Closing, Seller shall deliver to Purchaser a schedule setting forth in reasonable detail the amount of Percentage Rent collected for the portion of the applicable fiscal period through the Closing Date. Following the Closing, Purchaser shall use reasonable efforts to collect any Percentage Rents which belong to Seller, and shall remit the same to Seller promptly upon their receipt, to the extent not credited to Seller at Closing, but Purchaser will not be obligated to institute any lawsuit or other collection procedures to collect delinquent rents. All Percentage Rents collected by Seller or Purchaser with respect to the fiscal period in which Closing occurs shall be applied in the same ratio as Seller and Purchaser are entitled pursuant to this Section 4.3.2(b). Upon Seller’s request, Purchaser shall promptly deliver to Seller a copy of each bill relating to Percentage Rents submitted to tenants. The provisions of this Section 4.3.2(b) shall survive the Closing.
(c)     Tenant Delinquencies. Rent and other charges under the Leases unpaid and delinquent as of Closing that are collected by Seller and Purchaser after the date of Closing shall be delivered as follows: (a) if Seller collects any unpaid or delinquent rent for the Property, Seller shall, within fifteen (15) days after the receipt thereof, deliver to Purchaser any such rent which Purchaser is entitled to hereunder relating to the date of Closing and any period thereafter, and (b) if Purchaser collects any unpaid or delinquent rent from the Property, Purchaser shall, within fifteen (15) days after the receipt thereof, deliver to Seller any such rent which Seller is entitled to hereunder relating to the period prior to the date of Closing. Seller and Purchaser agree that all rent received by Seller or Purchaser after the date of Closing shall be applied first to rentals due the month of Closing and then to delinquent rentals, if any, in inverse order of delinquency. Purchaser will make a good faith effort after Closing to collect all rents in the usual course of Purchaser’s operation of the Property, but Purchaser will not be obligated to institute any lawsuit or other collection procedures to collect delinquent rents. Except as set forth herein, from and after the Effective Date, Seller shall not apply any tenant security deposit under the Leases, or initiate any litigation to collect amounts payable by Tenants under the Leases, provided that Seller may initiate (a) lease termination and collection actions regarding the Russo’s lease at the Laulani Land (which shall not be assumed by Purchaser at Closing), (b) collection actions with respect to certain pre-Closing Tenant Reconciliations as provided in Section 4.4, and (c) apply the security deposit under the Fresh Press Hawaii LLC (Russo’s) Shopping Center Lease dated June 20, 2013 in accordance with such lease.
(d)    In the event that there shall be any amounts payable under any Leases other than those described in Sections 4.3.2(a), (b), or (c) that, although relating to a period prior to Closing, do not become due and payable until after Closing or that are paid prior to Closing but are subject to adjustment after Closing, then any rents or charges of such type received by Purchaser or its agents or Seller or its agents

10
ImanageDB:4161238.11

subsequent to Closing shall, to the extent applicable to a period extending through the Closing, be prorated between Seller and Purchaser as of Closing.
(e)    Notwithstanding anything contained herein to the contrary, Seller shall retain the right after Closing to take such actions as it reasonably elects to collect amounts owed to Seller which are attributable to Seller’s period of ownership of the Property under this Section 4.3.2 or under Section 4.4, provided that Seller shall not be entitled to seek termination of any Lease or otherwise evict any Tenant in connection with any action brought by Seller with respect thereto.
(f)    This Section 4.3.2 shall survive Closing.
4.3.3    Costs Relating to New Leases. Any tenant improvement costs, tenant inducement costs, leasing commissions, or other leasing costs (excluding legal fees) paid or payable pursuant to any New Lease entered into in accordance with Section 9.3.1 below with a tenant other than the tenants listed on Schedule 2.2 shall be the responsibility of Purchaser, and to the extent Seller has paid any of the same prior to Closing, Seller shall receive a credit therefor from Purchaser at or as soon as reasonably practicable (not more than 60 days) after the Closing.
4.3.4    Security Deposits; Utility Deposits. Attached hereto as Exhibit B is a rent roll reflecting any unapplied security deposits and other forms of security held by Seller or its agents under the Leases. Purchaser shall receive a credit at Closing in the amount of all cash security deposits under the Leases. In addition, Seller shall assign and deliver to Purchaser as soon as reasonably practicable (and not later than 60 days) following Closing any and all letters of credit and other instruments held by Seller as security deposits under Leases and cause such letters of credit to identify Purchaser as the named beneficiary thereunder (which obligation shall survive Closing). Seller shall receive a credit at Closing in the amount of all refundable cash or other deposits posted with utility companies servicing the Property which are duly assigned to Purchaser at Closing or which remain in place for the benefit of Purchaser.
4.3.5    Utilities. As soon as reasonably practicable (and in any event no later than sixty (60) days) after Closing, Seller and Purchaser shall prorate all water, electric, cable, internet, telephone and all other utility and fuel charges, fuel on hand (at cost plus sales tax), and any other payments to utility companies based on actual charges incurred.
4.3.6    Service Contracts. Except as set forth in Section 9.3.2, amounts due and any prepayments made under the Service Contracts shall be prorated as soon as reasonably practicable (and in any case within sixty (60) days) after Closing.
4.3.7    Fees Payable. License and permit fees, and similar fees and similar expenses of operation shall be prorated as soon as reasonably practicable (and in any case within sixty (60) days) after Closing.

11
ImanageDB:4161238.11

4.3.8    Tenant Inducement Costs and Leasing Commissions. Except as contemplated in Section 9.3.1, Purchaser shall be responsible for the payment of all of the following Tenant Inducement Costs (as hereinafter defined) and leasing commissions: (a) those set forth in a Lease existing as of November 15, 2017 which relate to any renewal or expansion of any Lease occurring after November 15, 2017; and (b) any others that are not Seller Commissions, including, without limitation, those set forth in Section 4.3.3 above (collectively, “Purchaser Commissions”). Seller shall be responsible for the payment of all of the following Tenant Inducement Costs and leasing commissions: (i) those specifically identified as Seller’s obligation on Schedule 2.2; and (ii) those set forth in a Lease existing as of November 15, 2017 which, pursuant to such Lease, are payable prior to the Closing Date or relate to the base term of any Lease or the renewal or expansion of any Lease that occurred prior to November 15, 2017 (collectively, “Seller Commissions”). For purposes hereof, the term “Tenant Inducement Costs” shall mean any payments required under a Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically, without limitation, tenant improvement costs, tenant allowances, costs of required landlord work under a lease, lease buyout costs (other than those accruing as a result of a buyout option executed by Purchaser after the Closing Date, which buyout costs shall be Purchaser’s sole and exclusive responsibility), conveyance tax, moving, design, refurbishment and club membership allowances, but specifically excluding legal fees or loss of income resulting from any free rental period (it being agreed that Seller shall bear the loss resulting from any free rental period until the date of Closing and that Purchaser shall bear such loss from and after the Closing Date). The agreed tentative credit to Purchaser with respect to Tenant Inducement Costs and leasing commissions is set forth in Schedule 2.2. Prior to Closing either party shall have the right to update Schedule 2.2 to reflect (a) any change to the scheduled Closing Date, (b) amounts credited to Purchaser on Schedule 2.2 that Seller actually paid prior to Closing, (c) adjustment to the Hawaii State Federal Credit Union credit shown on Schedule 2.2 based on the actual date of its lease execution and the date of substantial completion of the landlord’s work thereunder, and (d) adjustment to the Bedmart credit based on the date of substantial completion of the landlord’s work under its lease. The updated Schedule 2.2 shall be subject to the other party’s approval, which shall not be unreasonably withheld, and upon such approval the parties agree to reduce the Purchase Price to reflect the final amount of the credit. Seller hereby indemnifies, protects, defends and holds Purchaser and the Purchaser’s Designees, and their respective constituent members or partners, subsidiaries, parent companies and affiliates, and each of their respective directors, managers, trustees, officers, employees and agents, and each of their successors and assigns (the “Purchaser Indemnified Parties”), harmless from and against any and all claims, actions, suits, demands, losses, damages, liabilities, obligations, judgments, settlements, awards, penalties, costs or expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) that any or all of Purchaser or the Purchaser Indemnified Parties actually suffers and incurs as a result of the failure by Seller to timely pay or discharge any of the Seller Commissions (except to the

12
ImanageDB:4161238.11

extent Purchaser receives a credit therefore hereunder). Purchaser hereby indemnifies, protects, defends and holds Seller and the Seller Indemnified Parties harmless from and against all Losses that any or all of Seller, its constituent members or partners, subsidiaries, parent companies and affiliates, and each of their respective directors, managers, trustees, officers, employees and agents, and each of their successors and assigns (the “Seller Indemnified Parties”) actually suffers or incurs as a result of the failure by Purchaser to timely pay or discharge any of the Purchaser Commissions.
4.3.9    Other Agreements. Amounts, if any, payable by Seller or owed to Seller under the Other Agreements that are not credited to Purchaser at Closing pursuant to Section 9.4 shall be prorated at Closing.
4.3.10    Other Items. All other items customarily apportioned in connection with the sale of similar properties similarly located shall be prorated at Closing with an appropriate reproration as reasonably practicable (and in any event no later than sixty (60) days) following Closing.
To the extent any item of income or expense set forth in this Section 4.3 is expressly subject to final adjustment after Closing, then Seller and Purchaser shall make, and each shall be entitled to, an appropriate reproration to each such item promptly when accurate information becomes available. Any amounts due from one party to the other as a result of such reproration shall be paid promptly in cash to the party entitled thereto. Seller and Purchaser hereby covenant and agree to make available to each other for review such records as are necessary to complete such reprorations.
4.4    Tenant Reconciliation. Certain tenants under the Leases are currently paying Seller certain amounts (referred to herein as “Tenant Reimbursements”) based on Seller’s estimates for real estate taxes and assessments, common area maintenance, operating expenses and similar expenses (collectively, “Tenant Reimbursable Expenses”). Purchaser and Seller acknowledge and agree that Tenant Reimbursements which Seller collects from tenants at the Property for the period from January 1, 2017, through and including the date immediately prior to the Closing Date (“Seller’s Reconciliation Period”), may not yet have been reconciled with the tenants to the extent Seller’s recovery of such expenses from the tenants for such period exceeds, or is less than, the actual amount of such expenses for such period (the “Tenant Reconciliation”). In connection with the Tenant Reconciliation, the parties agree that (a) within a reasonable time after Closing, and in any event no later than 30 days after Closing, (i) Seller shall deliver to Purchaser the data reasonably supporting the Tenant Reimbursements that Seller collected from the tenants, if any, for Seller’s Reconciliation Period and the amount of Tenant Reimbursable Expenses actually paid by Seller during Seller’s Reconciliation Period and (ii) Seller shall prepare the final Tenant Reconciliation for the period from January 1, 2017 through and including December 31, 2017 in accordance with the terms and conditions of the applicable Leases (the “2017 Tenant Reconciliation”) and (b) in satisfaction of Tenant Reimbursements for the period after December 31, 2017, at Closing, Purchaser shall receive a credit in an amount

13
ImanageDB:4161238.11

equal to the Tenant Reimbursements Seller collects from the Property attributable to the period of time from the Closing Date to the end of the month in which Closing occurs. Upon completion of the 2017 Tenant Reconciliation Seller shall provide Purchaser with the results, and Seller shall credit or bill tenants, as applicable, for any amounts owed with respect to the Seller Reconciliation Period. If the Tenant Reconciliation for Seller’s Reconciliation Period shows that amounts collected from tenants during the Seller’s Reconciliation Period were more than the greater of (i) the amount of Tenant Reimbursable Expenses actually paid by Seller with respect to such period or (ii) the amount which Seller is entitled to recover under the terms of each Lease with respect to such period, as applicable, then Seller shall reimburse such tenant(s) to the extent of any over-payment of such Tenant Reimbursements actually received by Seller for such portion of Seller’s Reconciliation Period. If it is determined that any tenant has underpaid Seller for any portion of the Tenant Reimbursable Expenses due with respect to Seller’s Reconciliation Period, Seller shall have the sole right to collect the amount of any such deficiency from the applicable tenant(s) and Purchaser shall have no obligation to Seller with respect to such amounts. In connection with the foregoing, Seller shall be permitted to make and retain copies of all Leases and all billings concerning Tenant Reimbursements for such period(s). Seller and Purchaser covenant and agree to reasonably cooperate with the other (at no third party cost) for the purpose of collecting any amounts due from tenants or responding to any claim by tenants for reimbursement of Tenant Reimbursements. If Purchaser receives any payments to which Seller is entitled with respect to the Seller Reconciliation Period Purchaser shall promptly remit them to Seller. Except as set forth in clause (b) of this Section 4.4, Seller shall have no obligation with respect to Tenant Reconciliation for the period from January 1, 2018 through and including the Closing Date or thereafter. The agreements of Seller and Purchaser set forth in this Section 4.4 shall survive the Closing.
4.5    Purchaser Audit & Accounting Requirements. In order to facilitate Purchaser’s preparation and reporting of trailing audited financials regarding the Property, from and after the Effective Date, and continuing after Closing, Seller shall provide Purchaser and Purchaser’s auditors with reasonable access to the accounting records and accounting employees of Seller as reasonably necessary to complete all SEC reporting obligations of Purchaser. Records available to Purchaser and its auditors shall include without limitation: (a) Copies of any unaudited financial statements of Seller for the years 2014, 2015 and 2016, and through Closing; (b) Trial balances (as of year-end and interim periods) and statement of account for each property; (c) Check Registers for disbursement testing; and (d) Seller’s general ledger detail of operating expenses. This Section 4.5 shall survive Closing.
4.6    Code Section 1031 Exchange. Purchaser intends to structure the acquisition of the Property as a tax-deferred exchange under Section 1031 of the U.S. Internal Revenue Code (“Code”). Likewise, Seller may convey the Property to Purchaser as part of a tax-deferred exchange under Section 1031 of the Code. Either Seller or Purchaser may assign this Agreement to a qualified intermediary in order to facilitate a Code Section 1031 exchange transaction. Seller and Purchaser agree to cooperate with each other in effecting such transaction, including, without limitation, consenting to the assignment of this Agreement to a qualified intermediary, provided that any such exchange transaction, and the related

14
ImanageDB:4161238.11

documentation, shall: (i) not require the other party to execute any contract (other than as set forth herein), make any commitment, or incur any obligations, contingent or otherwise, to third parties which would expand the obligations beyond this Agreement, (ii) not delay the Closing or the transaction contemplated by this Agreement, or (iii) not include acquiring title to any other property. In connection with Purchaser’s Code Section 1031 exchange Purchaser may elect to replace the Earnest Money with an equal amount of Purchaser’s exchange proceeds. In connection with and without limiting the foregoing, Seller agrees to execute and deliver to Purchaser no later than five (5) days prior to Closing, the Assignment and Assumption Agreement attached hereto as Exhibit T and the Assignment and Release Agreement attached hereto as Exhibit U. This Section 4.6 shall survive Closing.
4.7    Reservation of Rights to Contest. Notwithstanding anything to the contrary contained in this Agreement, Seller reserves the right to meet with governmental officials and to contest any reassessment or assessment of the Property or any portion thereof and to attempt to obtain a refund for any taxes previously paid. Seller shall retain all rights with respect to any refund of taxes applicable to any period prior to the Closing Date (and if requested by Seller from time to time, Purchaser shall assign such right to Seller pursuant to such assignments as Seller may reasonably request) and, at Seller’s request, Purchaser shall reasonably cooperate in any such proceeding at no third party cost to Purchaser. The provisions of this Section 4.7 shall survive the Closing.
4.8    Transaction Costs. Purchaser shall pay for the following closing and other transaction costs: (a) all title insurance costs and fees related to extended coverage under the Title Policies, endorsements to the Title Policies, and loan policy (or policies) title insurance costs and fees, including any endorsements required by Purchaser’s lender or Lender (as hereinafter defined) with respect to the Loan Assumption (as hereinafter defined), if any, (b) all recording charges except recording charges to release or terminate encumbrances that are not Permitted Exceptions, (c) costs of the Updated Surveys and surveyor certifications; and (d) one half of all escrow fees. Seller shall pay: (i) all title insurance costs and fees related to standard coverage under the Title Policies, (ii) State of Hawaii conveyance tax with respect to this transaction, (iii) recording charges to release or terminate encumbrances that are not Permitted Exceptions, and (iv) one half of all escrow fees. Seller and Purchaser shall each be responsible for the fees of their respective attorneys and other professional advisors. Any other transaction costs for which responsibility is not expressly set forth in this Agreement shall be paid by the party incurring such costs.
5.    CASUALTY LOSS AND CONDEMNATION. If, prior to Closing, the Property, or any part thereof shall be condemned or destroyed or damaged by fire or other casualty, Seller shall promptly so notify Purchaser. In the event of a Material Loss (hereinafter defined), either Seller or Purchaser shall have the option to terminate this Agreement by giving notice to the other party within fifteen (15) days of the date of such condemnation, destruction or damage (but no later than the Closing), provided that if a Material Loss affects only the Hokulei Land and Improvements, the Puunene Land and Improvements, or the Laulani and Pad G Land and Improvements (each a “Shopping Center”), then Purchaser and Seller shall each have the option to (A) terminate this Agreement as to the affected portion of the Property only (“Excluded Property”), whereupon (i)

15
ImanageDB:4161238.11

this Agreement shall remain in effect as to the remainder of the Property, and (ii) the Purchase Price shall be reduced by the amount allocated to the Excluded Property on Schedule 2 or (B) terminate this Agreement in its entirety, whereupon the Earnest Money shall be returned to Purchaser and neither party shall have any further rights or obligations under this Agreement except as otherwise provided for in this Agreement. If the condemnation, destruction or damage does not result in a Material Loss, then Seller and Purchaser shall consummate the transaction contemplated by this Agreement notwithstanding such condemnation, destruction or damage. If the transaction contemplated by this Agreement is consummated, Purchaser shall be entitled to receive (and Seller shall assign or pay over to Purchaser) any condemnation proceeds or proceeds of insurance under all policies of insurance applicable to the destruction or damage of the Property (including rent loss insurance to the extent applicable to rents which were to have been paid after the Closing), together with a credit in the amount of any deductible (and if prior to Closing Seller has incurred any reasonable costs to repair any of the same, Seller shall receive a credit from Purchaser for such costs at Closing), and Seller shall, from and after Closing, execute and deliver to Purchaser all customary proofs of loss and other similar items. If either party elects to terminate this Agreement in its entirety in accordance with this Section 5, then the Earnest Money shall be returned to Purchaser and neither party shall have any further rights or obligations under this Agreement except as otherwise provided for in this Agreement. For purposes of this Section 5, a “Material Loss” means condemnation, damage or destruction of the Property as a whole (or as to any of the Shopping Centers) that is reasonably estimated to cost or be valued at (as the case may be) more than fifteen percent (15%) of the Purchase Price (or the portion of the Purchase Price allocated to the affected Shopping Center) or which causes tenants that pay, in the aggregate, fifteen percent (15%) or more of the aggregate base rent with respect to the Property (or the affected Shopping Center), to have the right to terminate their Leases (and such right has not been waived within thirty days of the date of the condemnation, damage or destruction). If the condemnation, damage or destruction occurs after the end of the Due Diligence Period, Purchaser shall have the option to extend the Closing Date by such reasonable period (not to exceed 15 days) necessary for determination of whether a Material Loss has occurred.
6.    BROKERAGE. Seller agrees to pay upon Closing (but not otherwise), pursuant to separate agreement, a brokerage commission due to Eastdil Secured (“Broker”), for services rendered in connection with the sale and purchase of the Property. Except for Broker, which shall be paid by Seller, Seller and Purchaser shall each indemnify and hold the other harmless from and against any and all claims of all other brokers and finders claiming by, through or under the indemnifying party and in any way related to the sale and purchase of the Property, this Agreement or otherwise, including, without limitation, attorneys’ fees and expenses incurred by the indemnified party in connection with any such claim.
7.    DEFAULT AND REMEDIES.
7.1    Purchaser’s Remedies. Notwithstanding anything to the contrary contained in this Agreement, if Closing does not occur due to a Seller default, then Purchaser may, as Purchaser’s sole and exclusive remedy hereunder and at Purchaser’s option, either (a) terminate this Agreement by written notice to Seller, Escrow Agent and Title Insurer given at any time after Seller shall have failed, for a period of five (5) days after written notice from Purchaser, to cure such default and, upon receipt of such notice of termination, Escrow

16
ImanageDB:4161238.11

Agent shall refund the Earnest Money to Purchaser and, if Seller’s default was the result of Seller’s intentional and willful act or failure to act, Seller shall reimburse Purchaser for all of its actual, documented, out-of-pocket costs paid to non-affiliated third parties in connection with this Agreement, up to a maximum aggregate amount of $300,000.00, whereupon neither party shall have any rights or obligations under this Agreement, except for those obligations which expressly survive Closing, or (b) upon notice to Seller not more than thirty (30) days after the originally scheduled Closing Date, and provided an action is filed within thirty (30) days thereafter, Purchaser may seek specific performance of Seller’s obligation to convey the Property, but not damages; provided, however, solely in the event that Purchaser elects to proceed under this clause (b) and, despite Purchaser’s commercially reasonable efforts related thereto, specific performance is not available, Purchaser may terminate this Agreement, whereupon (i) Escrow Agent shall refund the Earnest Money to Purchaser, (ii) if Seller’s default and/or the unavailability of specific performance was the result of Seller’s intentional and willful act or failure to act, Seller shall be obligated to pay to Purchaser an amount equal to Purchaser’s actual, documented, out-of-pocket costs paid to non-affiliated third parties in connection with this Agreement up to a maximum aggregate amount of $300,000.00, and (iii) neither party shall have any rights or obligations under this Agreement, except for those obligations which expressly survive Closing. Purchaser’s failure to seek specific performance as aforesaid shall constitute its election to proceed under clause (a) above.
Purchaser acknowledges and agrees that the waivers, releases and other provisions contained in this Section 7.1 as well as elsewhere in this Agreement, were a material factor in Seller’s acceptance of the Purchase Price and agreement to the terms of this Agreement, and that Seller is unwilling to sell the Property to Purchaser unless Seller is released and indemnified as expressly set forth herein. The releases by Purchaser set forth in this Agreement include claims of which Purchaser is presently unaware or which Purchaser does not presently suspect to exist which, if known by Purchaser, would materially affect Purchaser’s release of Seller.
_____________

(Purchaser’s Initials)
Purchaser acknowledges and agrees that Purchaser, together with Purchaser’s counsel, has fully reviewed the disclaimers, waivers, releases, indemnities, etc., set forth in this Agreement, and understands the significance and effect thereof. The terms and conditions of this Section 7.1 will expressly survive the Closing, will not merge with the provisions of any closing documents, and will be incorporated into the Deed.
7.2    Seller’s Remedies. If the Closing does not occur by reason of any default by Purchaser, then Seller may, as its sole and exclusive remedy, terminate this Agreement by written notice to Purchaser, Escrow Agent and Title Insurer given at any time after Purchaser shall have failed, for a period of five (5) days after written notice from Seller, to cure such default, whereupon the Earnest Money shall be released to Seller as liquidated damages.

17
ImanageDB:4161238.11

Purchaser and Seller agree that it would be impractical and extremely difficult to estimate the damages suffered by Seller as a result of Purchaser’s failure to complete the purchase of the Property pursuant to this Agreement, and that under the circumstances existing as of the Effective Date, the liquidated damages provided for in this subsection represent a reasonable estimate of the damages which Seller will incur as a result of such failure; provided, however, that this provision will not waive or affect Purchaser’s indemnity obligations and Seller’s rights to those indemnity obligations under this Agreement. Therefore, Purchaser and Seller do hereby agree that a reasonable estimate of the total net detriment that Seller would suffer in the event that Purchaser defaults or fails to complete the purchase of the Property is an amount equal to the Earnest Money. This amount will be the full, agreed and liquidated damages for the breach of this agreement by Seller.
_____________            ____________

(Purchaser’s Initials)        (Seller’s Initials)
7.3    Post-Closing Remedies. After Closing, Seller and Purchaser shall, subject to the terms and conditions of this Agreement (including without limitation the provisions of Section 10 and Section 11.7 hereof), have such rights and remedies as are available at law or in equity, except that neither Seller nor Purchaser shall be entitled to recover from the other consequential or special damages.
8.    PURCHASER’S CONDITIONS PRECEDENT. Each of the conditions set forth in this Section 8 is a condition precedent to Purchaser’s obligation to close on its acquisition of the Property. If any of these conditions are not satisfied by the deadline applicable to it (or by Closing where no deadline is specified) or waived by Purchaser in its discretion, Seller shall not be in default under this Agreement and (i) Purchaser’s sole remedy related thereto shall be to terminate this Agreement by delivering notice to Seller on or before the applicable deadline (or by Closing where no deadline is specified), whereupon the Earnest Money shall be refunded to Purchaser and Seller and Purchaser shall have no further obligations under this Agreement except for obligations that expressly survive termination; and (ii) if Purchaser fails to timely deliver any such notice of termination, it shall be deemed to have waived the condition(s) precedent in question, whereupon the parties shall proceed to Closing.
8.1    Due Diligence Period. Purchaser shall have until 5:00 p.m., Hawaii-Aleutian Standard Time, on December 18, 2017 (the “Due Diligence Period”) within which to inspect the Property, obtain any necessary internal approvals to the transaction, and satisfy itself as to all matters relating to the Property, including, but not limited to, environmental, engineering, structural, financial, title and survey matters. Seller shall use good faith efforts to deliver or make available to Purchaser (which may be through an electronic data room) copies of any and all reports and agreements relating to the Property reasonably requested by Purchaser, including without limitation the documents listed on Schedule 8.1, to the extent in Seller’s possession or control (the “Documents” or “Seller’s Due Diligence Documents”); provided, however, that except as provided in Section 4.5 the Documents shall not include, and Seller shall have no obligation to make available to Purchaser, Seller’s

18
ImanageDB:4161238.11

company records, business plans, internal memoranda (including any internal evaluations of third-party reports concerning the Property), financial projections, budgets, appraisals, valuations, opinions of value, property condition reports, any agreements and documents which Seller is required to keep confidential pursuant to any agreement, accounting and tax records, communications between Seller and its attorneys, the work product of Seller’s attorneys, and similar proprietary, confidential or privileged information (collectively, the “Excluded Documents”). The Documents and any other due diligence materials that are provided by Seller to Purchaser are being furnished for informational purposes only and without representation or warranty as to the accuracy or completeness of such materials, except as expressly set forth in Sections 9.1.5 and 9.1.6. From and after the Effective Date Purchaser and its consultants shall have the right to inspect the Property in accordance with the terms of the parties’ Right of Entry Agreement dated October 24, 2017 (the “ROE”), which shall remain effect until Closing or earlier termination of this Agreement notwithstanding any language to the contrary contained in the ROE (including, without limitation, Section 2 of the ROE), subject to those provisions of the ROE which expressly survive termination of this Agreement or the ROE. If Purchaser determines (in its sole and absolute discretion) during the Due Diligence Period that the Property is acceptable to Purchaser, then prior to the end of the Due Diligence Period Purchaser may give Seller notice of acceptance of the Property (“Notice of Acceptance”), whereupon the parties shall proceed to close this transaction, on and subject to the terms and conditions of this Agreement. If Purchaser does not give Seller Notice of Acceptance prior to the end of the Due Diligence Period, Purchaser shall be deemed to have terminated this Agreement, whereupon Escrow Agent shall promptly refund the Earnest Money to Purchaser, and neither party shall have any further rights or obligations under this Agreement or the ROE except those which expressly survive termination of this Agreement or the ROE. Purchaser’s right of inspection pursuant to this Section 8.1 is and shall remain subject to the rights of tenants under the Leases and other occupants and users of the Property and Purchaser shall use reasonable efforts to minimize interference with tenants and Seller’s operation of the Property. No inspection shall be undertaken without forty-eight (48) hours’ prior notice to Seller. Seller or Seller’s representative shall have the right to be present at any or all inspections. Neither Purchaser nor its agents or representatives shall contact any tenants or any third party to any Property Agreement without the prior consent of Seller (which shall not be unreasonably withheld or conditioned) and Purchaser shall permit Seller to participate in any such contact.
8.2    Estoppel Certificates. As a condition to Purchaser’s obligation to close hereunder, Purchaser shall have received no later than January 12, 2018, estoppel certificates, dated no earlier than November 27, 2017, in accordance with Sections 8.2, 8.2.1, 8.2.2, 8.2.3 and 8.2.4 (“Tenant Estoppel Certificates”). The Tenant Estoppel Certificates delivered to the tenants for execution shall be in the form of Exhibit L attached hereto (the “Form Tenant Estoppel Certificate”), without modifications by the tenants materially contrary to the terms of the leases to which they pertain. In the event that Seller does not provide to Purchaser the required Tenant Estoppel Certificates when due, Seller shall not be in default hereunder but Purchaser may, by written notice to Seller given no later than two (2) business days before the Closing Date, either (A) elect not to purchase the Property, in which event the Earnest Money shall be returned to Purchaser, at which time this Agreement shall

19
ImanageDB:4161238.11

terminate and neither party shall have any further rights or obligations under this Agreement, except for those which expressly survive termination of this Agreement, or (B) elect to purchase the Property notwithstanding Seller’s inability to provide Tenant Estoppel Certificates, in which event Purchaser shall be deemed to have waived the condition contained in this Section 8.2. If Purchaser fails to deliver such written notice as described above, Purchaser shall be deemed to have elected item (B) above. If any Tenant Estoppel Certificate contains statements or allegations that a default or potential default exists on the part of Seller under the Lease in question or contains information inconsistent with any representations or warranties of Seller contained in this Agreement and Purchaser elects to close the purchase and sale transaction contemplated herein notwithstanding the existence of such statements, allegations or information, then such Tenant Estoppel Certificates shall be deemed acceptable for purposes of this Section, notwithstanding the existence of such allegations, statements or information, and Seller shall have no liability to Purchaser hereunder with respect to the existence of such allegations, statements or information (including without limitation any claim for breach of a representation or warranty).
8.2.1    Laulani Tenant Estoppel Requirements. For Laulani (including the Pad G Land), Tenant Estoppel Certificates shall be required from tenant comprising not less than eighty percent (80%) of Laulani’s gross leasable area under lease as of the expiration of the Due Diligence Period calculated on the basis of the GLA stated on Seller’s rent roll (“GLA”), which estoppels shall in any event include estoppels from Safeway, Ross, Petco and Walgreens.
8.2.2    Hokulei Tenant Estoppel Requirements. For Hokulei, Tenant Estoppel Certificates shall be required from (a) tenants comprising not less than eighty percent (80%) of Hokulei’s GLA under lease and paying rent as of the expiration of the Due Diligence Period, which estoppels shall in any event include estoppels from Safeway, Walgreens and Petco, and (b) tenants comprising not less than eighty percent (80%) of Hokulei’s GLA under lease but not paying rent as of the expiration of the Review Period.
8.2.3    Puunene Tenant Estoppel Requirements. For Puunene, Tenant Estoppel Certificates shall be required from (a) tenants comprising not less than eighty percent (80%) of Puunene’s GLA under lease and paying rent as of the expiration of the Due Diligence Period, and (b) tenants comprising not less than eighty percent (80%) of Puunene’s GLA under lease but not paying rent as of the expiration of the Due Diligence Period, which estoppels shall in any event include estoppels from Petco, Planet Fitness and ULTA.
8.2.4    Other Tenants. Tenant Estoppel Certificates shall be required for all tenants under any New Leases entered into after the expiration of the Due Diligence Period.
8.3    Real Property Agreement Counterparty Estoppels. No later than January 12, 2018, Seller shall deliver to Purchaser estoppel certificates from each of the counterparties under the recorded Declarations, Reciprocal Easement Agreements and other documents

20
ImanageDB:4161238.11

listed on Schedule 4.1(n) (each a “Counterparty Estoppel Certificate”). The Counterparty Estoppel Certificates shall be in forms prepared by Purchaser prior to the end of the Due Diligence Period and reasonably acceptable to Seller.
8.4    Construction Counterparty Estoppels. No later than January 12, 2018, Seller shall deliver to Purchaser estoppel certificates from each of the counterparties under the Other Agreements listed on Schedule 1.7 involved in the design, engineering or construction of the Work or the Ulta Work at the Puunene Land (each a “Construction Counterparty Estoppel Certificate”). The Counterparty Estoppel Certificates shall be in forms prepared by Purchaser prior to the end of the Due Diligence Period and reasonably acceptable to Seller and shall, among other things, certify to Purchaser the total amount payable to the counterparty under its contract (including retainage) not previously paid by Seller.
8.5    Accuracy of Seller’s Representations and Warranties. All of the representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects as of the date of Closing (with modifications permitted under Section 9.2 or not materially adverse to Purchaser or the Property).
8.6    Title Policies. As a condition to Purchaser’s obligation to close hereunder, provided that Purchaser has complied with all requirements of the Title Insurer with respect thereto, Purchaser shall have received the Title Policies (or the Title Insurer’s irrevocable commitment to issue same) dated as of the Closing Date, in the amount of the Purchase Price, naming Purchaser as insured thereunder, subject only to the Permitted Exceptions.
8.7    New Leases. Purchaser’s obligation to close is contingent on execution of New Leases by each of the tenants listed on Schedule 9.3.1 in accordance with the requirements of Section 9.3.1 prior to Closing.
8.8    Termination of Hokulei CPR. Purchaser’s obligation to close is contingent on recording by Closing of the documents necessary to (i) terminate the existing condominium affecting the Hokulei Land, and (ii) vest fee simple title in Lots 1546-A through 1546-F as shown on Map 201 filed with Land Court Application 1087 in the Hokulei Seller.
8.9    Third Party Consents. Seller shall have delivered to Purchaser by Closing all consents of counterparties to the Property Agreements required for the assignment of such Property Agreements to Purchaser. Such consents shall be in forms prepared by Purchaser prior to the end of the Due Diligence Period and reasonably acceptable to Seller.
8.10    Puunene CPR Documentation. Prior to Closing (a) an as-built condominium map for all improvements at the Puunene Land shall have been recorded in accordance with Sections 514B-33 & -34, Hawaii Revised Statutes, and (b) Puunene Seller shall have received a assignment of the declarant rights under the Declaration of Condominium Property Regime affecting the Puunene Land. Such assignment shall be in a form prepared by Purchaser prior to the end of the Due Diligence Period and reasonably acceptable to Seller.

21
ImanageDB:4161238.11

8.11    Release of Memorandum of Russo’s Lease at Laulani. Prior to Closing Seller shall cause the release of the recorded memorandum of the Fresh Press Hawaii LLC (Russo’s) Shopping Center Lease dated June 20, 2013 that affects title to the Laulani Land, or alternatively cause the Title Company to insure over it.
9.    REPRESENTATIONS, WARRANTIES AND COVENANTS.
9.1    Seller’s Representations and Warranties. Subject to Section 9.6 and as of the Effective Date, the following representations and warranties are given by Seller provided, however, that each representation and warranty below shall be deemed to have been given individually on behalf of each entity comprising Seller, solely as to itself and/or the Property owned by the respective Seller entity only (that is, Hokulei Seller makes representations and warranties only as to itself and/or the Property related to the Hokulei Land, Laulani Seller makes representations and warranties only as to itself and/or the Property related Laulani Land, Pad G Seller makes representations and warranties only as to itself and/or the Property related to the Pad G Land and Puunene Seller makes representations and warranties only as to itself and/or the Property related to the Puunene Land):
9.1.1    Organization and Authority. Seller is duly organized, validly existing, and in good standing as a limited liability company in the State of Delaware. Seller has the full right and authority and has obtained any and all consents required to enter into this Agreement and to consummate or cause to be consummated the transactions contemplated hereby. This Agreement has been, and all of the documents to be delivered by Seller at the Closing will be, authorized and properly executed and constitutes, or will constitute, as appropriate, the valid and binding obligation of Seller, enforceable in accordance with their terms.
9.1.2    No Conflict. The execution and delivery of this Agreement, the consummation of the transactions provided for herein and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any provision of Seller’s organizational documents. There is no agreement to which Seller is a party or, to Seller’s knowledge, binding on Seller which is in conflict with this Agreement.
9.1.3    Condemnation. Seller has not received from any governmental authority any written notice of, and does not have any actual knowledge of, any pending or threatened condemnation of the Property or any part thereof.
9.1.4    Litigation and Administrative Actions. Except as set forth on Exhibit N attached hereto, Seller has not initiated or been served with any litigation, administrative proceeding, appeal (including real property tax appeals) or similar action which remains outstanding nor does Seller have any knowledge of any threatened litigation, administrative proceeding, appeal or similar action against Seller with respect to the ownership or operation of the Property.

22
ImanageDB:4161238.11

9.1.5    Service Contracts. The list of Service Contracts delivered pursuant to Section 1.5 is materially true, correct and complete as of the Effective Date. To Seller’s knowledge, the copies of Service Contracts delivered to Purchaser pursuant to Section 3 of this Agreement are true, correct and complete in all material respects as of the date of their delivery.
9.1.6    Leases. Exhibit B includes the rent roll used by Seller in Seller’s ordinary course of business and contains a materially true, correct and complete list of all tenants and other occupants that are party to a Lease as of the Effective Date. The Leases delivered to Purchaser pursuant to this Agreement are, to Seller’s knowledge, true, correct and complete copies, in all material respects, of same. To Seller’s knowledge, as of the Effective Date, the Leases are in full force and effect. As of the Effective Date, except as set forth on Exhibit B, (i) Seller has not delivered any written notice to any tenants under the Leases alleging a default by a tenant under its particular Lease which remains uncured, (ii) Seller has not received any written notice from any tenants under the Leases alleging a default by Seller, as landlord, which remains uncured, (iii) to Seller’s knowledge, no litigation is pending between Seller and any tenants under the Leases and (iv) to Seller’s knowledge, all work to be performed by Seller, as landlord under the Leases, prior to the commencement of the Leases has been completed (except as otherwise provided in this Agreement).
9.1.7    Regulatory Compliance. Except as set forth in Exhibit P attached hereto, Seller has, to Seller’s knowledge, received no written notice from any governmental agency or authority asserting the existence of an uncured material violation of any applicable federal, state, county or municipal law, code, zoning or land use condition, rule or regulation with respect to the Property or to Seller, or stating that any investigation has been commenced or is contemplated regarding any of the same, which were caused as a result of or which arise out of, result from or relate to Seller’s (including Seller’s agents) ownership, operation, maintenance (or failure to maintain), repair (or failure to repair), use, improvement (or failure to improve), development and/or re-development of the Property, including, without limitation, any demolition, grading, soil compaction, construction and/or reconstruction thereon or related thereto.
9.1.8    Leasing Commissions and Tenant Improvement Costs. As of the Effective Date, all leasing commissions with respect to the prior and/or current terms of the Leases have been paid in full, other than as set forth on Schedule 2.2 attached hereto. As of the Effective Date, all Tenant Inducement Costs and allowances with respect to the prior and/or current terms of the Leases have been paid in full, other than as set forth on Schedule 2.2 attached hereto.
9.1.9    United States Person. Seller is a “United States Person” within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended, and shall execute and deliver an “Entity Transferor” certification at Closing.

23
ImanageDB:4161238.11

9.1.10    Anti-Terrorism.
(a)    Seller and its directors, officers, employees, agents and affiliates are not Sanctioned Persons.  “Sanctioned Person” means:  (a) an entity or individual named on the Consolidated Sanctions List maintained by the U.S. Office of Foreign Assets Control, or any successor list, or targeted by the U.S. Department of State under economic or financial sanctions or trade embargoes of the United States (“Sanctions Laws”); (b) any other entity or individual with which an entity incorporated in the United States is prohibited from dealing pursuant to Sanctions Laws; or (c) any entity or individual acting on behalf of anyone described in the foregoing clauses of this definition.
(b)    Seller is in compliance, and shall remain in compliance, with Sanctions Laws and Anti-Money Laundering Laws (as hereinafter defined) and shall not, directly or indirectly, use any funds received from Purchaser in transactions with a Sanctioned Person or take any action that would cause Seller or Purchaser to be in violation of Sanctions Laws or Anti-Money Laundering Laws.  “Anti-Money Laundering Laws” means:  the U.S. Bank Secrecy Act, the USA PATRIOT Act, and all other laws of the United States that prohibit money laundering or other use of funds derived from illegal activity.
(c)    Seller covenants to provide any information deemed necessary by Purchaser to comply with Purchaser’s obligations under Sanctions Laws or Anti-Money Laundering Laws, and this obligation shall survive the termination of this Agreement.
9.1.11    Bankruptcy Matters. Seller has not made a general assignment for the benefit of creditors, filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by its creditors, suffered the appointment of a receiver to take possession of substantially all of its assets, suffered the attachment or other judicial seizure of substantially all of its assets, admitted its inability to pay its debts as they come due, or made an offer of settlement, extension or composition to its creditors generally.
9.1.12    Re-Zoning. Seller is not a party to, nor does Seller have any actual knowledge of, any threatened proceeding for the rezoning of the Property or any portion thereof, that would have an adverse or material impact on the value of the Property or use thereof.
9.1.13    Personal Property. There is no personal property owned by Seller necessary for the ownership, operation, use, occupancy, leasing, or management of the Property, used at the Property but located off-site.
9.1.14    Puunene Work. The Contract, the Ulta Contract and all Design Professional Contracts (all as defined in Section 9.4) have not been amended, modified or supplemented and, to Seller’s knowledge, are each in full force and

24
ImanageDB:4161238.11

effect except as set forth on Schedule 1.7. To Seller’s knowledge, there are no defaults under any material provision of such contracts, and all conditions to the continuing effectiveness of such contracts required to be satisfied as of the date hereof have been satisfied. Seller has not received any written advice or information from any of the counterparties to any of such contracts which, if true, could have a materially adverse effect upon timely completion of the Work or the Ulta Work, as applicable, in accordance with the terms thereof and the plans and specifications for the Work or the Ulta Work. To Seller’s actual knowledge there are no material defects with the Work.
9.1.15    Environmental Matters. To the extent of Seller’s actual knowledge and except as disclosed in the Documents, the Real Property is free from any flammable explosives, radioactive materials, asbestos, lead based paint, organic compounds known as polychlorinated biphenyls, chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials,” or “toxic substances” (collectively, “Hazardous Materials”) under any federal, state or local laws, ordinances or regulations, now or hereafter in effect, relating to environmental conditions, industrial hygiene or Hazardous Materials on, under or about the Property, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Clean Water Act, 33 U.S.C. Section 1251, et seq., the Clean Air Act, 42 U.S.C. Section 704, et seq., the Toxic Substances Control Act, 15 U.S.C. Sections 2601 through 2629, the Safe Drinking Water Act, 42 U.S.C. Sections 300f through 300j, and any similar state and local laws and ordinances and regulations now or hereafter adopted, published and/or promulgated pursuant thereto (collectively, the “Hazardous Materials Laws”), except in compliance with the Hazardous Materials Laws or for normal amounts petrochemical products stored or used in the operation of the Property and at all times used, stored, maintained and dispensed in accordance with Hazardous Materials Laws. To the extent of Seller’s actual knowledge, and except as specifically disclosed in the Seller’s Due Diligence Documents, the Property is not currently used in a manner which violates any Hazardous Materials Laws in any material respect. To the extent of Seller’s actual knowledge, Seller has not received any notice from a governmental agency for violation of Hazardous Materials Laws.
As used in this Agreement, phrases such as “to Seller’s knowledge” and similar phrases, as the context may require, shall mean the conscious actual knowledge (as opposed to constructive, deemed or imputed knowledge) of or receipt of written notice by Tim Pettit, Senior Vice President of Investment Management and CFO, Scott Grady, Senior Vice President of Development, Tom Kuehl, Senior Vice President of Acquisition and Leasing, and/or Victor Port, Director of Property

25
ImanageDB:4161238.11

Management (individually and collectively, the “Knowledge Party”), and shall not be construed, by imputation or otherwise, to refer to the knowledge of any other officer, agent, manager, representative or employee of Seller, any property manager or any of their respective affiliates. There shall be no duty imposed or implied to investigate, inspect or audit any such matters, and there shall be no personal liability on the part of the Knowledge Party.
9.2    Representations Remade. As of Closing, and subject to this provisions of Section 8.5 and this Section 9.2, Seller shall be deemed to remake and restate the representations set forth in Section 9.1, except that the representations shall be updated by delivering written notice to Purchaser (a “Pre-Closing Disclosure”) in order to reflect any fact, matter or circumstance that would make any of Seller’s representations or warranties contained herein untrue or incorrect in any material respect (a “New Matter”) of which the Knowledge Party becomes aware. If Seller delivers a Pre-Closing Disclosure at any time after the Effective Date regarding a New Matter, or if Purchaser otherwise discovers a New Matter after the end of the Due Diligence Period, Purchaser may terminate this Agreement within ten (10) days of the Pre-Closing Disclosure or the date of discovery, as applicable (and in any event no later than two (2) business days prior to Closing), by written notice to Seller. Upon such termination, Escrow Agent shall promptly refund the Earnest Money to Purchaser, and neither party shall have any further rights or obligations under this Agreement or the ROE except those which expressly survive termination of this Agreement or the ROE. If Purchaser does not elect to terminate, then (i) the breach by Seller of the representations or warranties with respect to the New Matter shall be deemed waived by Purchaser, (ii) Seller shall not be in default hereunder and shall have no liability to Purchaser or its successors or assigns in respect thereof, and (iii) there shall be no failure of a condition precedent as a result thereof. Notwithstanding anything in this Agreement to the contrary, if (a) at any time prior to Closing Purchaser has actual knowledge that any of Seller’s representations or warranties set forth in this Agreement are untrue in any respect, then (i) the breach by Seller of the representations or warranties as to which Purchaser has such actual knowledge shall be deemed waived by Purchaser, (ii) Seller shall not be in default hereunder and shall have no liability to Purchaser or its successors or assigns in respect thereof, and (iii) there shall be no failure of a condition precedent as a result thereof.
9.3    Seller’s Pre-Closing Covenants. The following covenants are made by Seller provided, however, that each covenant below shall be deemed to have been made individually on behalf of each entity comprising Seller, as to itself and/or the Property owned by the respective Seller entity only (that is, Hokulei Seller makes covenants only as to itself and/or the Property related to the Hokulei Land, Laulani Seller makes covenants only as to itself and/or the Property related to the Laulani Land, Pad G Seller makes covenants only as to itself and/or the Property related to the Pad G Land and Puunene Seller makes covenants as to itself and/or the Property related to the Puunene Land):
9.3.1    New Leases. For purposes of this Agreement, any Lease entered into after November 5, 2017, and any modification, amendment, restatement or renewal of any existing Lease entered into after November 15, 2017, shall be referred

26
ImanageDB:4161238.11

to individually as a “New Lease” and collectively as the “New Leases.” Until the date that is five (5) business days prior to the expiration of the Due Diligence Period, Seller may enter into any New Leases without Purchaser’s consent, so long as Seller delivers a copy of any New Leases to Purchaser at least five (5) business days prior to the expiration of the Due Diligence Period. Following the date that is five (5) business days prior to the expiration of the Due Diligence Period, Seller shall not enter into any New Lease (other than an amendment, restatement, modification or renewal of any existing Lease pursuant to a right granted to the tenant under such existing Lease) without Purchaser’s prior written consent, which will not be unreasonably withheld, conditioned or delayed. If Purchaser does not respond in writing to Seller’s request for approval of a New Lease within five (5) business days after Purchaser’s receipt of Seller’s request, Purchaser shall be conclusively deemed to have approved of such New Lease. Notwithstanding the foregoing, Seller shall be entitled (but shall not be obligated) to enter into New Leases with those tenants, if any, identified on Schedule 9.3.1 attached hereto, and Purchaser shall be deemed to have approved any such New Lease, provided they are on terms consistent with the drafts provided to Purchaser prior to the end of the Due Diligence Period.
9.3.2    Service Contracts. Until five (5) business days prior to the expiration of the Due Diligence Period, Seller may enter into any new Service Contracts (or cancel, modify or renew any existing Service Contract) without Purchaser’s consent, so long as Seller delivers notice thereof (together with a copy of any new Service Contract or modification to a Service Contract, if applicable) to Purchaser at least five (5) business days prior to the expiration of the Due Diligence Period. Following the date that is five (5) business days prior to the expiration of the Due Diligence Period, Seller shall not enter into any new Service Contracts, or cancel, modify or renew any existing Service Contracts, without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed, unless such new Service Contracts are cancelable at Closing. If Purchaser fails to respond to Seller’s request for consent with respect to any such action within five (5) business days after receipt of Seller’s request, such consent shall be deemed given. At Closing, Purchaser shall take an assignment of all Service Contracts. On or before the end of the Due Diligence Period, Purchaser will indicate in a written notice to Seller which Service Contract(s) Purchaser elects to have Seller deliver notice of termination to the applicable counterparty(ies) at Closing (the “To Be Terminated Service Contracts”). Purchaser shall be responsible for any penalty or payment associated with the termination of the To Be Terminated Service Contracts; provided, however, such amount shall not exceed the amount stated in the applicable Service Contract or that Seller otherwise disclosed to Purchaser during the Due Diligence Period. With respect to the To Be Terminated Service Contracts, (i) to the extent amounts due thereunder have been pre-paid, at Closing, Seller shall receive a credit in an amount equal to any such pre-paid amounts attributable to the period from and after the Closing Date; and (ii) to the extent amounts due thereunder have not been pre-paid, Purchaser shall receive a credit in an amount equal to the amount payable under the applicable Service Contract(s) attributable to the period

27
ImanageDB:4161238.11

prior to Closing. If Purchaser fails to timely deliver such written notice, Purchaser shall be deemed to have assumed all of the Service Contracts. Purchaser will assume the obligations arising from and after the Closing Date under those Service Contracts which Purchaser has agreed to assume (or is deemed to have assumed) or which Seller is not required to terminate as set forth above. Notwithstanding the foregoing, Seller shall terminate at Closing, and Purchaser shall not assume, any property or asset management agreement, any leasing services agreement and any insurance affecting the Property; and, notwithstanding anything contained in this Agreement to the contrary, such agreements and/or contracts shall not, in any event, be or be deemed to be Service Contracts.
9.3.3    Operations. Between the Effective Date and the Closing Date, Seller shall operate the Property in the normal course of Seller’s business and maintain the Property in the same or better condition as of the Effective Date, ordinary wear and tear excepted, and subject to Section 5 above. Without limiting the foregoing, between the Effective Date and the Closing Date Seller shall diligently continue completion of the Work at the Puunene Land in accordance with the Construction Contract (all as defined in Section 9.4). Except as provided in the preceding sentence or as required of Seller under any of the Leases, in no event shall Seller be required to make any capital repairs, replacements or improvements to the Property.
9.3.4    Conveyance. Except as set forth in Section 9.3.1 hereof, between the Effective Date and the Closing Date, Seller shall not grant to any third party any interest or any right to acquire an interest in the Property or any part thereof or further encumber any of the Property (including, without limitation, the recording of any covenants, conditions, or restrictions against any of the Property) without the prior written approval of Purchaser, which shall not be unreasonably withheld, conditioned or delayed. Between the Effective Date and the Closing Date, Seller shall not: (a) enter into any binding agreement, formal or informal, for the sale, transfer or conveyance of the Property; or (b) enter into any binding agreement, arrangement or understanding for the sale, transfer or conveyance of the Property.
9.3.5    Property Agreements. Until five (5) business days prior to the expiration of the Due Diligence Period, Seller may amend any Property Agreement without Purchaser’s consent, so long as Seller delivers notice thereof (together with a copy of any such amendment) to Purchaser at least five (5) business days prior to the expiration of the Due Diligence Period. Following the date that is five (5) business days prior to the expiration of the Due Diligence Period, Seller shall not amend any of the Property Agreements, except (a) for amendments currently contemplated by any of the Property Agreements, or (b) as set forth on Schedule 9.3.6. On or before the end of the Due Diligence Period, Purchaser will notify Seller in writing of the Property Agreement(s) for which the counterparty’s consent to assignment is required at Closing.

28
ImanageDB:4161238.11

9.3.6    Permitted Actions. Notwithstanding anything set forth herein to the contrary (including without limitation the provisions of Sections 9.3.1 through 9.3.5 hereof), Seller shall be permitted to take the actions, if any, set forth on Schedule 9.3.6 without the same being a breach of any covenant of Seller hereunder or causing a breach of any representation or warranty hereunder.
If Seller fails to perform any of the covenants contained in this Section 9.3 hereof, and either Purchaser receives written notice thereof from Seller pursuant to the notice provisions hereof prior to Closing or Purchaser otherwise obtains actual knowledge of such failure prior to Closing, Purchaser shall have the rights and remedies available to Purchaser under Section 7.1 hereof, and if Purchaser elects to close and consummate the transaction contemplated by this Agreement in lieu of exercising its rights and remedies under Section 7.1 hereof, then such default by Seller shall be deemed to be waived by Purchaser at the Closing, and to the extent such default by Seller is the entering into by Seller of New Leases, new Service Contracts, new Property Agreements, or any other agreements in violation of Section 9.3.1, Section 9.3.2 or Section 9.3.5 hereof, Purchaser shall at Closing accept such agreements.
9.4    Puunene Construction Credits.
9.4.1    Seller and Purchaser acknowledge and agree that (i) certain site and shell construction work on the Puunene Land (as further described in the Construction Contract, the “Work”) is on-going pursuant to those certain Other Agreements by and between Puunene Seller, as owner, and Maryl Group Construction, Inc., as contractor (“Contractor”) listed on Schedule 1.7, (collectively the “Construction Contract”), (ii) the Work will not be complete or fully paid for on or before the Closing Date, and (iii) Purchaser shall be entitled to reductions of the Purchase Price at Closing in the amounts necessary to complete the Work and pay all obligations under each contract relating to the Work that are set forth on Schedule 2.2 (as updated pursuant to Section 9.4.3) and/or the Construction Counterparty Estoppel Certificates delivered pursuant to Section 8.4 (the “Post-Closing Work Credit”).
9.4.2    Seller and Purchaser acknowledge and agree that (i) certain tenant improvement work on the Puunene Land contemplated by that certain Lease Agreement by and between Owner, as landlord, and Ulta Salon, Cosmetics & Fragrance, Inc., a Delaware corporation, as tenant, (as further described in the Ulta Construction Contract, the “Ulta Work”) is on-going pursuant to that certain Other Agreement by and between Puunene Seller, as owner, and Contractor, as contractor, listed on Schedule 1.7 (the “Ulta Construction Contract”); (ii) the Ulta Work will not be complete or fully paid for on or before the Closing Date, and (iii) Purchaser shall be entitled to reductions of the Purchase Price at Closing in the amounts necessary to complete the Ulta Work and pay all obligations under each contract relating to the Ulta Work that are set forth on Schedule 2.2 (as updated pursuant to Section 9.4.3) and/or the Construction Counterparty Estoppel Certificates delivered pursuant to Section 8.4 with respect to the Ulta Work (the “Post-Closing Ulta Work Credit”).

29
ImanageDB:4161238.11

9.4.3    Prior to Closing, either party shall have the right to update the Post-Closing Work Credit and the Post-Closing Ulta Work Credit shown on Schedule 2.2 to reflect amounts (if any) credited to Purchaser on Schedule 2.2 that Seller actually paid prior to Closing. The updated Schedule 2.2 shall be subject to the other party’s approval, which shall not be unreasonably withheld.
9.5    Purchaser’s Representations and Warranties. Purchaser represents and warrants that:
9.5.1    ERISA. Purchaser’s rights under this Agreement, the assets it shall use to acquire the Property and, upon its acquisition by Purchaser, the Property itself, do not and shall not constitute plan assets within the meaning of 29 C.F.R. §2510.3-101, and Purchaser is not a “governmental plan” within the meaning of section 3(32) of the Employee Retirement Income Security Act of 1974, as amended, and the execution of this Agreement and the purchase of the Property by Purchaser is not subject to state statutes regulating investments of and fiduciary obligations with respect to governmental plans.
9.5.2    Organization and Authority. Purchaser is a series of a limited liability company duly organized, validly existing and in good standing under the laws of the state of its organization. Purchaser has the power and authority to enter into this Agreement and to perform its obligations hereunder, and all action and approvals required therefor have been duly taken and obtained.
9.5.3    No Conflict. The execution and delivery of this Agreement, the consummation of the transactions provided for herein and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any provision of Purchaser’s organizational documents, or of any laws, rules, codes, ordinances applicable to Purchaser or any agreements binding upon Purchaser.
9.5.4    No Bankruptcy. Purchaser has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Purchaser’s creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Purchaser’s assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Purchaser’s assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or composition to its creditors generally.
9.5.5    Enforceability. This Agreement and all documents to be executed pursuant hereto by Purchaser are and shall be binding upon and enforceable against Purchaser in accordance with their respective terms, subject to (a) applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and (b) the exercise of judicial discretion in accordance with general principles of equity.

30
ImanageDB:4161238.11

9.5.6    Patriot Act Compliance. Neither Purchaser nor any person, group, entity or nation that Purchaser is acting, directly or indirectly, for or on behalf of, is named by any Executive Order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) or the United States Treasury Department as a terrorist, “Specially Designated National and Blocked Person,” or is otherwise a banned or blocked person, group, entity, or nation pursuant to any law that is enforced or administered by the Office of Foreign Assets Control, and Purchaser is not engaging in this transaction, directly or indirectly, on behalf of, or instigating or facilitating this transaction, directly or indirectly, on behalf of, any such person, group, entity or nation. Purchaser is not engaging in this transaction, directly or indirectly, in violation of any laws relating to drug trafficking, money laundering or predicate crimes to money laundering. None of the funds of Purchaser have been or will be derived from any unlawful activity with the result that the investment of direct or indirect equity owners in Purchaser is prohibited by law or that the transaction or this Agreement is or will be in violation of law. Purchaser has and will continue to implement procedures, and has consistently and will continue to consistently apply those procedures, to ensure the foregoing representations and warranties remain true and correct at all times prior to Closing.
9.6    Survival. Purchaser’s right to enforce the representations and warranties set forth in this Agreement, subject to modifications thereto as a result of any Pre-Closing Disclosure under Section 9.2, shall survive the Closing for twelve (12) months (the “Survival Period”). No claim by Purchaser following Closing for a breach of any representation or warranty of Seller set forth in this Agreement shall be actionable or payable unless written notice containing a description of the specific nature of such breach or claim shall have been given to Seller prior to the expiration of the Survival Period and an action shall have been commenced in a court having jurisdiction within forty-five (45) days after the expiration of the Survival Period, in which case such action shall survive until fully and finally resolved. Seller’s right to enforce the representations and warranties set forth in Section 9.5 shall survive the Closing for the Survival Period.
10.    LIMITATION OF LIABILITY. Notwithstanding anything to the contrary contained herein, if the Closing shall have occurred, (a) the aggregate liability of Seller arising pursuant to or in connection with the representations, warranties, indemnifications, covenants or other obligations (whether express or implied) of Seller under this Agreement (or any document executed or delivered in connection herewith) shall not exceed Ten Million and No/100 Dollars ($10,000,000.00) (the “Liability Limitation”) and (b) no claim by Purchaser alleging a breach by Seller of any representation, warranty, indemnification, covenant or other obligation of Seller contained herein (or in any document executed or delivered in connection herewith) may be made, and Seller shall not be liable for any judgment in any action based upon any such claim, unless and until such claim, either alone or together with any other claims by Purchaser against Seller alleging a breach by Seller of any representation, warranty, indemnification, covenant or other obligation of Seller contained herein (or in any document executed or delivered in connection herewith), is for an aggregate amount in excess of Five Hundred Thousand and No/100 Dollars ($500,000.00) (the “Floor Amount”), in

31
ImanageDB:4161238.11

which event Seller’s liability respecting any final judgment concerning such claim or claims shall be for the entire amount thereof, subject to the limitation set forth in clause (a) above. Notwithstanding the foregoing, the Floor Amount shall not apply to breaches of Seller’s representations regarding leasing commissions, Tenant Improvement Costs, or under Section 9.1.14, or to Seller’s obligations with respect to the Work and the Ulta Work. The Liability Limitation shall be reduced by the amount of any payments to Purchaser from the Holdback Account establish pursuant to Section 10.1 or by the Guarantor under the Guaranty set forth in Section 10.2. No constituent partner or member in or agent of Seller, nor any advisor, trustee, director, officer, manager, member, partner, employee, beneficiary, shareholder, participant, representative or agent of Seller or any entity that is or becomes a constituent partner or member in Seller or an agent of Seller (including, but not limited to, Terramar Retail Centers, LLC) (“Seller’s Affiliates”) shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or pursuant to the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Purchaser and its successors and assigns and, without limitation, all other persons and entities, shall look solely to Seller’s assets for the payment of any claim or for any performance, and Purchaser, on behalf of itself and its successors and assigns, hereby waives any and all such personal liability. Notwithstanding anything to the contrary contained in this Agreement, neither the negative capital account of any constituent partner or member in Seller or any entity owning an interest (directly or indirectly) in Seller, nor any obligation of any constituent partner or member in Seller or any entity owning an interest (directly or indirectly) in Seller to restore a negative capital account or to contribute capital to Seller (or any entity owning an interest, directly or indirectly, in any other constituent partner or member of Seller), shall at any time be deemed to be the property or an asset of Seller or any such other entity (and neither Purchaser nor any of its successors or assigns shall have any right to collect, enforce or proceed against or with respect to any such negative capital account or obligation to restore or contribute). The provisions of this Section 10 shall survive the Closing and any termination of this Agreement
10.1    Escrow Holdback; Appointment of Escrow Agent; Term. At Closing, Escrow Agent shall withhold from Seller’s proceeds from the Purchase Price the sum of One Million and No/100 Dollars ($1,000,000.00) (the “Holdback Amount”) to pay any debts, obligations or liabilities Seller may have to Purchaser after Closing that arise pursuant to or in connection with the representations, warranties, indemnifications, covenants or other obligations of Seller under this Agreement (or any document of conveyance executed by Seller or delivered to Purchaser in connection with Closing) (the “Post-Closing Obligations”). Seller and Purchaser hereby appoint and designate the Escrow Agent to hold, administer, and disburse the Holdback Amount, and Escrow Agent accepts such appointment. The Holdback Amount shall be placed in one or more interest-bearing FDIC insured accounts (the “Holdback Account”). If Purchaser incurs any cost, expense or liability with respect to any of Seller’s Post-Closing Obligations, Purchaser shall have the right, but not the obligation, to require payment from Escrow Agent out of the Holdback Account for the amount of any such costs, expense or liabilities. To draw on the Holdback Account, Purchaser must send written request for payment to Escrow Agent and Seller detailing the amount payable and including supporting documentation of the amount requested in reasonable detail. Seller hereby irrevocably instructs Escrow Agent to pay

32
ImanageDB:4161238.11

Purchaser any undisputed amounts that Purchaser requests in accordance with the preceding sentence out of the Holdback Account no less than five (5) business days of receipt of a Purchaser’s written request, provided that unless Seller approves such payment in writing within such 5-business day period Escrow Agent shall only pay the portion (if any) to which Seller approves in writing, and shall continue to hold the balance of the requested payment until its disposition is resolved by mutual written instructions of the parties or final, non-appealable court judgment. Any fees of Escrow Agent for establishing and administering the Holdback Account shall be paid by Purchaser. The Holdback Amount, or any remaining portion thereof, shall be remitted to Seller upon the expiration of the Survival Period, provided however that if any Purchaser claims for reimbursement are pending or unresolved at either such time Escrow Agent shall withhold 120% of the amount of any such claims pursuant to the terms of this Section 10.1 until such claims are paid in full or resolved by mutual agreement of the parties or final court judgment.
Escrow Agent at its sole discretion may file a suit in interpleader in any court having jurisdiction in the matter, for the purpose of having the respective rights of disputing parties adjudicated, and may deposit with the court any or all monies held hereunder with deductions for Escrow Agent’s attorney’s fees and costs. Upon institution of such interpleader suit or other action, depositing such money with the court, and giving notice thereof to the parties thereto by personal service or in accordance with the order of the court, Escrow Agent shall be fully released and discharged from all further obligations hereunder with respect to the monies so deposited.
10.2    Limited Guaranty. At Closing, Terramar Retail Centers, LLC, a Delaware limited liability company (“Guarantor”) shall guaranty payment of the Post-Closing Obligations for twelve (12) months after Closing by way of a guaranty in the form attached hereto as Exhibit W (the “Guaranty”). Guarantor’s liability under the Guaranty shall not exceed the Liability Limitation and shall be reduced by the amount of any payments Purchaser receives from Seller or the Holdback Account.
11.    MISCELLANEOUS.
11.1    Entire Agreement. All understandings and agreements heretofore had between Seller and Purchaser with respect to the Property are merged in this Agreement, which alone fully and completely expresses the agreement of the parties. Purchaser acknowledges that it has inspected or will inspect the Property and that it accepts the same in its “as is” condition subject to use, ordinary wear and tear and natural deterioration and the representations and warranties of Seller contained herein or in any conveyance documents or certifications. Purchaser further acknowledges that, except as expressly provided in this Agreement or in any conveyance document or certification, neither Seller nor any agent or representative of Seller has made, and Seller is not liable for or bound in any manner by, any express or implied warranties, guaranties, promises, statements, inducements, representations or information pertaining to the Property.
11.2    Assignment. Neither this Agreement nor any interest hereunder shall be assigned or transferred by Purchaser without Seller’s prior written consent (which consent

33
ImanageDB:4161238.11

may be withheld in Seller’s sole and absolute discretion). Notwithstanding the foregoing, Purchaser may without Seller’s consent assign this Agreement, in whole or in part, to entities owned by or under common ownership and control with Purchaser (each, a “Purchaser’s Designee”). Except for sale or trading of stock in Purchaser’s ultimate parent corporation, and internal ownership changes that do not result in Purchaser having a different ultimate parent corporation, the transfer of a controlling equity interest in Purchaser, whether by sale, operation of law or otherwise, shall be deemed an assignment of this Agreement that requires Seller’s prior written consent (which consent may be withheld in Seller’s sole and absolute discretion). Any assignment of this Agreement without Seller’s consent shall be void. Upon any assignment consented to hereunder by Seller, the Purchaser named herein shall remain liable to Seller for the performance of “Purchaser’s” obligations hereunder. Subject to the foregoing, this Agreement shall inure to the benefit of and shall be binding upon Seller and Purchaser and their respective successors and assigns.
11.3    Modifications. This Agreement shall not be modified or amended except in a written document signed by Seller and Purchaser.
11.4    Time of Essence. Time is of the essence of this Agreement. In the computation of any period of time provided for in this Agreement or by law, time periods shall expire at 5:00 p.m., Hawaii-Aleutian Standard Time (except as may be otherwise expressly set forth herein), the day of the act or event from which the period of time runs shall be excluded, and the last day of such period shall be included, unless it is a Saturday, Sunday, or legal holiday, in which case the period shall be deemed to run until 5:00 p.m., Hawaii-Aleutian Standard Time (except as may be otherwise expressly set forth herein) on the next day which is not a Saturday, Sunday, or legal holiday.
11.5    Governing Law. This Agreement shall be governed and interpreted in accordance with the laws of the State where the Land is located.
11.6    Notices. All notices, requests, demands or other communications required or permitted under this Agreement shall be in writing and delivered personally or by certified mail, return receipt requested, postage prepaid, or by overnight courier (such as Federal Express), addressed as follows below. All notices given in accordance with the terms hereof shall be deemed given when received or upon refusal of delivery. Either party hereto may change the address for receiving notices, requests, demands or other communication by notice sent in accordance with the terms of this Section 11.6.

34
ImanageDB:4161238.11

If to Seller: c/o Terramar Retail Centers, LLC 4695 MacArthur Court, Suite 700 Newport Beach, CA 92660 Attention: Tom Kuehl Telephone: (949) 662-2122
With a copy to: Barack Ferrazzano Kirschbaum & Nagelberg LLP 200 West Madison Street, Suite 3900 Chicago, Illinois 60606 Attention: Chuck Picton, Esq. Telephone: (312) 629-5133
If to Purchaser: c/o A&B Properties Hawaii, LLC Series R 822 Bishop Street Honolulu, Hawaii 96813 Attention: Jeff Pauker Telephone: (808) 525-6611
With a copy to:
A&B Properties Hawaii, LLC Series R
822 Bishop Street
Honolulu, Hawaii 96813
Attention: General Counsel
Telephone: (808) 525-6611

With a copy to:
Cades Schutte LLP
1000 Bishop Street, 12th Floor
Honolulu, Hawaii 96813
Attention: Richard Kiefer, Esq.
Telephone: (808) 521-9200

11.7    “AS IS” SALE. ACKNOWLEDGING THE PRIOR USE OF THE PROPERTY AND PURCHASER’S OPPORTUNITY TO INSPECT THE PROPERTY, PURCHASER AGREES, SUBJECT TO THE REPRESENTATIONS AND WARRANTIES SET FORTH HEREIN OR IN ANY CONVEYANCE DOCUMENTS OR CERTIFICATIONS MADE OR DELIVERED BY SELLER, THAT IT SHALL TAKE THE PROPERTY “AS-IS,” “WHERE-IS,” AND WITH ALL FAULTS AND CONDITIONS THEREON. ANY INFORMATION, REPORTS, STATEMENTS, DOCUMENTS OR RECORDS (COLLECTIVELY, THE “DISCLOSURES”) PROVIDED OR MADE TO PURCHASER OR ITS

35
ImanageDB:4161238.11

CONSTITUENTS BY SELLER OR ANY OF SELLER’S AFFILIATES OR REPRESENTATIVES CONCERNING THE CONDITION OF THE PROPERTY SHALL NOT BE REPRESENTATIONS OR WARRANTIES, EXCEPT TO THE EXTENT EXPRESSLY SET FORTH HEREIN OR IN ANY CONVEYANCE DOCUMENTS OR CERTIFICATIONS. PURCHASER SHALL NOT RELY ON SUCH DISCLOSURES, BUT RATHER, PURCHASER SHALL RELY ONLY ON ITS OWN INSPECTION OF THE PROPERTY AND THE REPRESENTATIONS AND WARRANTIES SET FORTH HEREIN AND IN ANY CONVEYANCE DOCUMENT OR CERTIFICATION. PURCHASER ACKNOWLEDGES AND AGREES THAT, SUBJECT TO THE REPRESENTATIONS AND WARRANTIES SET FORTH HEREIN OR IN ANY CONVEYANCE DOCUMENTS OR CERTIFICATIONS ABOVE, SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY INCLUDING WITHOUT LIMITATION ZONING, I THE HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, OR (F) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY, AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS EXCEPT TO THE EXTENT EXPRESSLY SET FORTH HEREIN OR IN ANY CONVEYANCE DOCUMENTS OR CERTIFICATIONS REGARDING TERMITES OR WASTES, AS DEFINED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., OR ANY HAZARDOUS SUBSTANCE, AS DEFINED BY THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OF 1980 (“CERCLA”), AS AMENDED, AND REGULATIONS PROMULGATED THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, PURCHASER (AND ANY ENTITY AFFILIATED WITH OR CLAIMING BY, THROUGH OR UNDER PURCHASER) HEREBY WAIVE, RELEASE AND AGREE NOT TO MAKE ANY CLAIM OR BRING ANY COST RECOVERY ACTION OR CLAIM FOR CONTRIBUTION OR OTHER ACTION OR CLAIM AGAINST SELLER OR SELLER’S AFFILIATES BASED ON (A) ANY FEDERAL, STATE, OR LOCAL ENVIRONMENTAL OR HEALTH AND SAFETY LAW OR REGULATION, INCLUDING CERCLA OR ANY STATE EQUIVALENT, OR ANY SIMILAR LAW NOW EXISTING OR HEREAFTER ENACTED, (B) ANY DISCHARGE, DISPOSAL, RELEASE, OR ESCAPE OF ANY CHEMICAL, OR ANY MATERIAL WHATSOEVER, ON, AT, TO, OR FROM THE PROPERTY, OR (C) ANY

36
ImanageDB:4161238.11

ENVIRONMENTAL CONDITIONS WHATSOEVER ON, UNDER, OR IN THE VICINITY OF THE PROPERTY, EXCEPT FOR CLAIMS BASED UPON A BREACH OF ANY REPRESENTATIONS AND WARRANTIES CONTAINED HEREIN OR IN ANY CONVEYANCE DOCUMENTS OR CERTIFICATIONS.
WITHOUT LIMITATION UPON PURCHASER’S RIGHT TO RELY ON THE EXPRESS REPRESENTATIONS AND WARRANTIES CONTAINED HEREIN OR IN ANY CONVEYANCE DOCUMENTS OR CERTIFICATIONS, PURCHASER REPRESENTS TO SELLER THAT PURCHASER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS PURCHASER DEEMS NECESSARY OR DESIRABLE TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS, REPRESENTATIVES OR EMPLOYEES WITH RESPECT THERETO. UPON CLOSING, PURCHASER (AND ANY ENTITY AFFILIATED WITH OR CLAIMING BY, THROUGH OR UNDER PURCHASER) SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER’S INVESTIGATIONS, AND PURCHASER (AND ANY ENTITY AFFILIATED WITH OR CLAIMING BY, THROUGH OR UNDER PURCHASER), UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER (AND SELLER’S AFFILIATES) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER (AND SELLER’S AFFILIATES) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS, ERRORS OR OMISSIONS IN DESIGN OR CONSTRUCTION, OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS AND ANY AND ALL OTHER ACTS, OMISSIONS, LIABILITIES EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY, EXCEPT FOR BREACHES BY SELLER OF THE EXPRESS PROVISIONS OF THIS AGREEMENT OR ANY CONVEYANCE DOCUMENTS OR CERTIFICATIONS.
THE PROVISIONS OF THIS SECTION 11.7 SHALL SURVIVE THE CLOSING AND ANY TERMINATION OF THIS AGREEMENT.

37
ImanageDB:4161238.11

11.8    Trial by Jury. In any lawsuit or other proceeding initiated by Seller or Purchaser under or with respect to this Agreement, Seller and Purchaser each waive any right they may have to trial by jury. In addition, Purchaser waives any right to seek rescission of the transaction provided for in this Agreement. Notwithstanding any provisions of this Agreement to the contrary, the obligations of the parties under this Section 11.8 shall survive any termination of this Agreement and the Closing.
11.9    Confidentiality. Except as may be required by law or, with respect to Purchaser, the requirements of the U.S. Securities and Exchange Commission (“SEC”), or as provided in the June 2017 Principal Confidentiality Agreement made by Purchaser in favor of Seller, neither Seller or Purchaser shall, without the prior written consent of the other, and unless the Closing occurs, disclose to any third party the existence of this Agreement or any term or condition thereof or the results of any inspections or studies undertaken in connection herewith or make any public pronouncements, issue any press releases or otherwise disclose the Information (hereinafter defined) or any information regarding this Agreement or the Property, or the transactions contemplated hereby to any third party; provided, however, that the foregoing shall not be construed to prevent (1) Purchaser from making (without the consent of, but upon notice to, Seller) any disclosure required by any applicable law or regulation or judicial process or SEC requirement or (2) Seller from disclosing the existence of this Agreement and the details regarding this Agreement to its agents, employees, representatives, consultants, board of directors and equity holders. For purposes hereof, “Information” shall mean and shall be deemed to include, without limitation, the following written or oral information provided by or on behalf of Seller to Purchaser, its actual or proposed partners or lenders, and their respective agents, employees, representatives, consultants and board members (collectively, “Purchaser’s Representatives”) either prior to or following the Effective Date: (a) all documentation and/or information described in or relating to Section 1 of this Agreement, including, without limitation, Property Agreements, Tangible Personal Property and all other information regarding the operation, ownership, maintenance, management, or occupancy of the Property; (b) the Title and Survey; and (c) any reports, tests, or studies (together with the results of such studies and tests obtained or provided by, or on behalf of, Seller).
Notwithstanding the foregoing, but subject to Purchaser’s legal and SEC obligations, Seller’s delivery and Purchaser’s use of the Information are subject to the following terms: Purchaser shall (i) accept and hold all Information in strict confidence in accordance with the terms of this Agreement; (ii) not copy, reproduce, distribute or disclose the Information to any third party other than Purchaser’s Representatives, except as permitted in the preceding paragraph; (iii) not use the Information for any purpose other than in connection with the transactions contemplated hereunder; and (iv) not use the Information in any manner detrimental to Seller or the Property. Purchaser agrees to transmit the Information only to those Purchaser’s Representatives who are actively and directly participating in the evaluation of the acquisition of the Property, who are informed of and who have agreed to comply with the terms of this Section 11.9 of this Agreement and who are instructed not to make use of the Information in a manner inconsistent herewith. Purchaser shall be responsible for any breach of the terms of this Agreement by Purchaser’ Representatives or

38
ImanageDB:4161238.11

any other person to whom the Information is communicated. Purchaser agrees to indemnify, defend and hold Seller and the Seller Indemnified Parties harmless against all Losses resulting from Purchaser’s breach of this Section 11.9, as well as any breach thereof by Purchaser’s Representatives, which indemnification shall survive the Closing or termination of this Agreement. Upon any termination of this Agreement, Purchaser shall return all Information provided by or on behalf of Seller to Seller, which obligation shall survive any termination of this Agreement.
11.10    Reports. If for any reason Purchaser does not consummate the Closing, then Purchaser shall, only upon Seller’s written request and without courier cost to Purchaser, promptly deliver to Seller copies of all final, non-privileged or –confidential third party reports relating to the Property or any part thereof prepared at the request of Purchaser, its employees and agents.
11.11    Reporting Person. Seller and Purchaser hereby designate Escrow Agent to act as and perform the duties and obligations of the “reporting person” with respect to the transaction contemplated by this Agreement for purposes of 26 C.F.R. Section 1.6045-4I(5) relating to the requirements for information reporting on real estate transactions closed on or after January 1, 1991. In this regard, Seller and Purchaser each agree to execute at Closing, and to cause Escrow Agent to execute at Closing, a designation agreement, designating Escrow Agent as the reporting person with respect to the transaction contemplated by this Agreement.
11.12    Press Releases. The parties hereto shall not issue any press releases with respect to the transactions contemplated hereby or consummated in accordance with the terms hereof except as required by law or upon the mutual agreement of the parties as to the form and content of such press release (with consent not to be unreasonably withheld, conditioned or delayed by either party), except that either party may issue a press release after Closing without the consent of the other, provided that Purchaser shall remain subject to Section 11.9 hereof for all purposes.
11.13    Counterparts. This Agreement may be executed in any number of identical counterparts, any or all of which may contain the signatures of less than all of the parties, and all of which shall be construed together as but a single instrument. A party hereto may deliver executed signature pages to this Agreement by .pdf through email to any other party hereto, which .pdf copy shall be deemed to be an original executed signature page.
11.14    Construction. This Agreement shall not be construed more strictly against Seller merely by virtue of the fact that the initial draft of same was been prepared by Seller or its counsel, it being recognized that both of the parties hereto have contributed substantially and materially to the preparation of this Agreement.
11.15    Partial Invalidity. In the event that any provision of this Agreement shall be unenforceable in whole or in part, such provision shall be limited to the extent necessary to render the same valid, or shall be excised from this Agreement, as circumstances require,

39
ImanageDB:4161238.11

and this Agreement shall be construed as if said provision had been incorporated herein as so limited, or as if said provision has not been included herein, as the case may be.
11.16    Headings. Headings of Sections are for convenience of reference only, and shall not be construed as a part of this Agreement.
11.17    Attorneys’ Fees. In the event of litigation between the parties with respect to this Agreement or the transaction contemplated hereby, the prevailing party therein shall be entitled to recover from the losing party all of its reasonable, actual out-of-pocket costs of enforcement and litigation, including, but not limited to, its reasonable attorneys’ and paralegal fees, witness fees, court reporters’ fees and other costs of suit. Notwithstanding any provisions of this Agreement to the contrary, the obligations of the parties under this Section 11.17 shall survive any termination of this Agreement and the Closing.
11.18    No Recording. Neither Seller nor Purchaser may record a copy of this Agreement or any memorandum hereof.
11.19    Early Access Agreement. Purchaser and Seller have previously executed a certain Right of Entry Agreement with respect to the Property dated as of October 24, 2017. In the event of any inconsistency between the terms of such Access Agreement and this Agreement, the terms of this Agreement shall control and supersede such terms in the Access Agreement which are inconsistent.
11.20    Loan Assumption. This transaction is contingent on Purchaser’s taking title to the Property related to the Laulani Land subject to, and assuming (the “Loan Assumption”) all of Laulani Seller’s obligations with respect to that certain loan (the “Loan”) held by Northwestern Mutual Life Insurance Company, a Wisconsin corporation (“Lender”), pursuant to those certain loan documents related thereto (the “Loan Documents”) or, at Purchaser’s option, prepayment of the Loan; provided, however, the failure of this condition to be satisfied shall not be a Seller default. Purchaser agrees to proceed diligently and in good faith to obtain the approval of Lender with respect to Purchaser’s application to assume Laulani Seller’s obligations under the Loan Documents on the Closing Date (the “Assumption Approval”). Laulani Seller covenants and agrees to cooperate in good faith, at no material cost to Laulani Seller except as expressly set forth in this Section 11.20, with Purchaser and Lender, from time to time, upon Purchaser’s or Lender’s reasonable request, and in all reasonable respects, with respect to Purchaser attempting to obtain the Assumption Approval. In the event the Lender does not grant Assumption Approval by the Closing Date, either Purchaser or Seller may terminate this Agreement, whereupon the Earnest Money shall be returned to Purchaser and neither party shall have any further obligations under this Agreement except for obligations that expressly survive termination. If the Loan Assumption is approved, at Closing: (A) Seller shall pay to Lender (1) any application fees applicable to the application for the Loan Assumption or assignment fees owing under the Loan Documents and (2) any other actual, documented, out-of-pocket costs of Lender paid to non-affiliated third parties in connection with the Loan Assumption, up to a cumulative amount with respect to (1) and (2) equal to Five Hundred Thousand and No/100 Dollars ($500,000.00); and (B) Purchaser shall pay to Lender, any

40
ImanageDB:4161238.11

other costs, fees and expenses of Lender directly or indirectly related to the Loan Assumption in excess of Five Hundred Thousand and No/100 Dollars ($500,000.00). Notwithstanding anything herein to the contrary, under no circumstances shall Seller or Purchaser be deemed obligated to pre-pay the Loan.
[Signature Page to Follow]

41
ImanageDB:4161238.11

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized representatives as of the Effective Date.

SELLER:
HOKULEI VILLAGE, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member

By: /s/ Tim Pettit
Name:   Tim Pettit
Title:      CFO

TRC LAULANI VILLAGE, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By: /s/ Tim Pettit
Name:   Tim Pettit
Title:      CFO
LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company

By: /s/ Tim Pettit
Name:   Tim Pettit
Title:      CFO
PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member

By: /s/ Tim Pettit
Name:   Tim Pettit
Title:      CFO

ImanageDB:4161238.11

PURCHASER:
A & B PROPERTIES HAWAII, LLC, SERIES R, a Delaware limited liability company
By:   /s/ Charlie Loomis
Name:     Charles W. Loomis
Title:   Asst. Secretary
company

By:   /s/ Jeff Pauker
Name:   Jeffrey W. Pauker
Title:  Vice President

And Title Guaranty Escrow Services, Inc., as Escrow Agent (defined above), hereby undertakes and agrees to perform all of the duties and obligations of the Escrow Agent set forth in the foregoing agreement, including without limitation administration of the Escrow Holdback under Section 10.1, on and subject to the terms and conditions set forth herein.

ESCROW AGENT:

TITLE GUARANTY ESCROW SERVICES INC.

By _____________________________
Name: Jeremy Trueblood
Its: Branch Manager

ImanageDB:4161238.11

LIST OF EXHIBITS:

A-1    Legal Description for Hokulei Land
A-2    Legal Description for Laulani Land
A-3    Legal Description for Pad G Land
A-4    Legal Description for Puunene Land
B-1    Lease Information for Property related to Hokulei Land
B-2    Lease Information for Property related to Laulani Land
B-3    Lease Information for Property related to Pad G Land
B-4    Lease Information for Property related to Puunene Land
C    [Reserved]
D    [Reserved]
E    [Reserved]
F-1    Title Commitment for Property related to Hokulei Land
F-2    Title Commitment for Property related to Laulani Land
F-3    Title Commitment for Property related to Pad G Land
F-4    Title Commitment for Property related to Puunene Land
G    Form of Deed
H    Notice to Tenants
I    Notice to Parties to Service Contracts
J    Certificate of Non-Foreign Status
K    [Reserved]
L    Form Tenant Estoppel Certificate
M    [Reserved]
N-1    List of Pending Litigation for Property related to Hokulei Land
N-2    List of Pending Litigation for Property related to Laulani Land
N-3    List of Pending Litigation for Property related to Pad G Land
N-4    List of Pending Litigation for Property related to Puunene Land
O    Bill of Sale
P-1    Regulatory Compliance Disclosures for Property related to Hokulei Land
P-2    Regulatory Compliance Disclosures for Property related to Laulani Land
P-3    Regulatory Compliance Disclosures for Property related to Pad G Land
P-4    Regulatory Compliance Disclosures for Property related to Puunene Land
Q    Notice to Parties to Property Agreements
R    Assignment of Leases
S    General Assignment
T    1031 Assignment & Assumption Agreement
U    1031 Assignment & Release Agreement
V    Assignment of Declarant Rights
W    Guaranty

Schedules:

1.4    Tangible Personal Property

ImanageDB:4161238.11

1.7    Other Agreements
2.1    Allocation of Purchase Price
2.2    Leasing & Construction Credits
4.1(n)    Declarations & R.E.A.s
8.1    Seller’s Due Diligence Documents
9.3.1    New Leases
9.3.6    Permitted Actions

ImanageDB:4161238.11

EXHIBIT A-1
LEGAL DESCRIPTION FOR HOKULEI LAND
FIRST:
UNITS A, B, C, D, E and F listed in Exhibit "B-1" of the Condominium Project known as "HOKULEI VILLAGE" as established by Declaration of Condominium Property Regime dated December 11, 2014 filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii as Land Court Document No. T-9111280 and as shown on Condominium Map No. 2267, filed in said Office, and any amendments thereto.
Together with those easements appurtenant to said Unit as established by and described in the Declaration, which may including the following:

(A)	Exclusive easement(s) to use the limited common elements of the Project which are described in said Declaration as being appurtenant to the Unit, if any.

(B)
Non-exclusive easements in the common elements, including the limited common elements, if any, and in the Project, designed for such purposes as ingress to , egress from, utility services for and support, and as necessary, for the maintenance and repair of the Unit; in the other common elements for use according to their respective purposes, subject always to the exclusive use of the limited common elements as provided in the Declaration; subject to the provision of Section 514B-38 of the Act.

(C)
In the case of encroachments by the Unit upon the common elements or upon any other unit, a valid easement for such encroachment and the maintenance thereof, so long as it continues, shall exist. In the event that a unit shall be partially or totally destroyed and the rebuilt, or in the event of any shifting, settlement or movement of any part of the Project, encroachments of any part of the common elements, units or limited common elements due to such construction, shifting, settlement or movement shall be permitted, and valid easements for such encroachments and the maintenance there

Excepting and reserving and subject to all easements as provided in the Declaration, including, but not limited to, (i) easements for encroachments appurtenant to other units or the common elements as they arise in the manner set forth above, now or hereafter existing thereon, (ii) easements for access to the Unit or any limited common appurtenant thereto from time to time during reasonable hours as may be appropriate for the operation or maintenance of the Project or, without notice, at any time for (a) making emergency repairs therein necessary to prevents damage to any unit or common element, (b) abating any nuisance or any dangerous, unauthorized, prohibited or unlawful activity, (c) protecting the property rights of any owner, or (d) preventing death or serious bodily injury to any owner or other occupant therein, and (iii) easements necessary to complete the Project, for noise and dust, to conduct sales activities upon the Project, and to subdivide or consolidate units of the Project, all as provided in the Declaration.
SECOND:

A-1-1
ImanageDB:4161238.11

Undivided 61.95% fee simple interests in all common elements of the Project as established by the Declaration, including the land described in said Declaration, or such other interest as hereafter established for the Unit by any amendment of the Declaration, as tenant in common with the holders of other undivided interests in and to said common elements.
The land upon which said Condominium Project "HOKULEI VILLAGE" is located is described as follows:
All of that certain parcel of land situate at Lihue, District of Puna, Island and County of Kauai, State of Hawaii, described as follows:
LOT 1546, area 22.818 acres, more or less, as shown on Map 141, filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii with Land Court Application 1087 (amended) of Grove Farm Company, Limited;
Together with access over Lot 1542 to Kaumualii Highway, a public road, as set forth by Land Court Order No. 131986, filed July 8, 1998.
Together also with vehicle access rights over and across Boundary 27 as granted by EXCHANGE OF VEHICLE ACCESS RIGHTS dated September 23, 2010, filed as Document No. 4010164; being more particularly described therein and subject to the terms and provisions contained therein.
Together also with a non-exclusive easement for access and underground utility purposes, as granted by GRANT OF EASEMENT KOLOPA STREET EXTENSION (Vehicular Access and Utilities) dated April 26, 2013, filed as Land Court Document No. T-8527332; subject to the terms and provisions contained therein.
Being land(s) described in Transfer Certificate of Title No. 1,090,432 issued to HOKULEI VILLAGE LLC, a Delaware limited liability company.
.

A-1-2
ImanageDB:4161238.11

EXHIBIT A-2
LEGAL DESCRIPTION FOR LAULANI LAND
LOT 1
All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Lot 17683, as shown on Map 1356 of Land Court Application No. 1069 of the Trustees of the Estate of James Campbell, deceased, having been deregistered and recorded as Document No. A-46180589) situate at Honouliuli, District of Ewa, City and County of Honolulu, State of Hawaii, being LOT 1 of the “LAULANI EWA SUBDIVISION”, as shown on map prepared by Ryan M. Suzuki, Land Surveyor, with R. M. Towill Corporation, dated August 27, 2012, approved by the Department of Planning and Permitting, City and County of Honolulu, 2012/SUB-154, on October 12, 2012, and thus bounded and described:
Beginning at the east corner of this parcel of land, along the southwest side of Fort Weaver Road, the coordinates of said point of beginning referred to Government Survey Triangulation Station “KAPUAI NEW” being 18,053.13 feet south and 18,042.45 feet west, thence running by azimuths measured clockwise from true South:
1.    58°     16’    491.09    feet along Lots 19591 and 19588 (Map 1547 of Land Court Application 1069;
2.    148°     16’    633.21    feet along Lots 4, 3, and 11 of Laulani Ewa Subdivision;
3.    58°    16’    1.00    feet along Lot 11 of Laulani Ewa Subdivision;
4.    148°    16’    134.17    feet along Lot 11 of Laulani Ewa Subdivision;
5.    240°    20’    30.02    feet along the southeast side of Keaunui Drive;
6.    328°    16’    133.09    feet along Lot 12 of Laulani Ewa Subdivision;
7.    58°    16’    1.00    feet along Lot 12 of Laulani Ewa Subdivision;
8.    328°    16’    141.63    feet along Lots 12 and 13 of Laulani Ewa Subdivision;
9.    238°    16’    275.26    feet along Lots 13 and 14 of Laulani Ewa Subdivision;
10.    269°    49’    93.16    feet along Lot 14 of Laulani Ewa Subdivision;
11.    328°    16’    26.16    feet along Lot 14 of Laulani Ewa Subdivision;
12.    238°    16’    108.62    feet along Lot 14 of Laulani Ewa Subdivision;
13.    330°    20’    4.84    feet along the southwest side of Fort Weaver Road;

A-2-1
ImanageDB:4161238.11

14.    328°    16’    411.84    feet along the southwest side of Fort Weaver Road to the point of beginning and containing a gross area of 5.495 acres, less Lot 2 of Laulani Ewa Subdivision, having a net area of 4.898 acres, more or less.
LOT 2
All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Lot 17683, as shown on Map 1356 of Land Court Application No. 1069 of the Trustees of the Estate of James Campbell, deceased, having been deregistered and recorded as Document No. A-46180589) situate at Honouliuli, District of Ewa, City and County of Honolulu, State of Hawaii, being LOT 2 of the “LAULANI EWA SUBDIVISION”, as shown on map prepared by Ryan M. Suzuki, Land Surveyor, with R. M. Towill Corporation, dated August 27, 2012, approved by the Department of Planning and Permitting, City and County of Honolulu, 2012/SUB-154, on October 12, 2012, and thus bounded and described:
Beginning at the south corner of this parcel of land, the coordinates of said point of beginning referred to Government Survey Triangulation Station “KAPUAI NEW” being 18,189.48 feet south and 18,502.61 feet west, thence running by azimuths measured clockwise from true South:
1.    148°    16’    255.91    feet along Lot 1 of Laulani Ewa Subdivision;
2.    238°    16’    38.17    feet along Lot 1 of Laulani Ewa Subdivision;
3.    328°    16’    7.25    feet along Lot 1 of Laulani Ewa Subdivision;
4.    238°    16’    60.50    feet along Lot 1 of Laulani Ewa Subdivision;
5.    328°    16’    75.14    feet along Lot 1 of Laulani Ewa Subdivision;
6.    238°     16’    33.45    feet along Lot 1 of Laulani Ewa Subdivision;
7.    328°    16’    118.29    feet along Lot 1 of Laulani Ewa Subdivision;
8.    58°    16’    10.87    feet along Lot 1 of Laulani Ewa Subdivision;
9.     328°    16’    10.00    feet along Lot 1 of Laulani Ewa Subdivision;
10.     58°    16’    25.40    feet along Lot 1 of Laulani Ewa Subdivision;
11.    328°    16’    15.23    feet along Lot 1 of Laulani Ewa Subdivision;
12.    58°    16’    95.85    feet along Lot 1 of Laulani Ewa Subdivision to the point of beginning and containing an area of 0.597 acres, more or less.
LOT 3
All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Lot 17683, as shown on Map 1356 of Land Court Application No. 1069 of the Trustees of the Estate of

A-2-2
ImanageDB:4161238.11

James Campbell, deceased, having been deregistered and recorded as Document No. A-46180589) situate at Honouliuli, District of Ewa, City and County of Honolulu, State of Hawaii, being LOT 3 of the “LAULANI EWA SUBDIVISION”, as shown on map prepared by Ryan M. Suzuki, Land Surveyor, with R. M. Towill Corporation, dated August 27, 2012, approved by the Department of Planning and Permitting, City and County of Honolulu, 2012/SUB-154, on October 12, 2012, and thus bounded and described:
Beginning at the east corner of this parcel of land, being the east corner of Lot 4 of the Laulani Ewa Subdivision, the coordinates of said point of beginning referred to Government Survey Triangulation Station “KAPUAI NEW” being 18,249.99 feet south and 18,587.94 feet west, thence running by azimuths measured clockwise from true South:
1.    58°    16’    76.40    feet along lot 4 of Laulani Ewa Subdivision;
2.    148°    16’    165.25    feet along Lot 4 of Laulani Ewa Subdivision;
3.    58°    16’    55.77    feet along Lot 4 of Laulani Ewa Subdivision;
4.    148°    16’    72.00    feet along Lot 4 of Laulani Ewa Subdivision;
5.    238°    16’    85.00    feet along Lot 4 of Laulani Ewa Subdivision;
6.    148°    16’    16.50    feet along Lot 4 of Laulani Ewa Subdivision;
7.    238°    16’    47.17    feet along Lot 4 of Laulani Ewa Subdivision;
8.    328°    16’    253.75    feet along Lot 1 of Laulani Ewa Subdivision to the point of beginning and containing an area of 0.526 acres, more or less.
LOT 4
All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Lot 17683, as shown on Map 1356 of Land Court Application No. 1069 of the Trustees of the Estate of James Campbell, deceased, having been deregistered and recorded as Document No. A-46180589) situate at Honouliuli, District of Ewa, City and County of Honolulu, State of Hawaii, being LOT 4 of the “LAULANI EWA SUBDIVISION”, as shown on map prepared by Ryan M. Suzuki, Land Surveyor, with R. M. Towill Corporation, dated August 27, 2012, approved by the Department of Planning and Permitting, City and County of Honolulu, 2012/SUB-154, on October 12, 2012, and thus bounded and described:
Beginning at the east corner of this parcel of land, being the south corner of Lot 1 of Laulani Ewa Subdivision, the coordinates of said point of beginning referred to Government Survey Triangulation Station “KAPUAI NEW” being 18,311.43 feet south and 18,460.12 feet west, thence running by azimuths measured clockwise from true South:
1.    58°    16’    246.77    feet along Lots 19586 and 19588 (Map 1547) of Land Court Application 1069;

A-2-3
ImanageDB:4161238.11

2.    148°    16’    90.76    feet along Lot 5 of Laulani Ewa Subdivision;
3.    238°    16’    9.84    feet along Lot 5 of Laulani Ewa Subdivision;
4.    148°    16’    375.65    feet along Lot 5 of Laulani Ewa Subdivision;
5.    58°    16’    41.41    feet along Lot 5 of Laulani Ewa Subdivision;
6.    148°    16’    104.96    feet along Lot 5 of Laulani Ewa Subdivision;

7.	Thence, along Lot 5 of Laulani Ewa Subdivision, on a curve to the left with a radius of 45.00 feet, the chord azimuth and distance being:
134°    39’ 30”     21.18    feet;
8.    121°    03’    119.52    feet along Lot 5 of Laulani Ewa Subdivision;
9.    211°    03’    31.00    feet along the southeast side of Keaunui Drive;
10.    301°    03’    66.62    feet along Lot 11 of Laulani Ewa Subdivision;

11.	Thence, along Lot 11 of Laulani Ewa Subdivision, on a curve to the right with a radius of 150.00 feet, the chord azimuth and distance being:
314°    39’ 30”    70.59    feet;
12.    328°    16’    92.93    feet along Lot 11 of Laulani Ewa Subdivision;
13.    238°    16’    263.34    feet along Lot 11 of Laulani Ewa Subdivision;
14.    328°    16’    118.41    feet along Lot 1 of Laulani Ewa Subdivision;
15.    58°    16’    47.17    feet along Lot 3 of Laulani Ewa Subdivision;
16.    328°    16’    16.50    feet along Lot 3 of Laulani Ewa Subdivision;
17.    58°    16’    85.00    feet along Lot 3 of Laulani Ewa Subdivision;
18.    328°    16’    72.00    feet along Lot 3 of Laulani Ewa Subdivision;
19.    238°    16’    55.77    feet along Lot 3 of Laulani Ewa Subdivision;
20.    328°    16’    165.25    feet along Lot 3 of Laulani Ewa Subdivision;
21.    238°    16’    76.40    feet along Lot 3 of Laulani Ewa Subdivision;
22.    328°    16’    119.48    feet along Lot 1 of Laulani Ewa Subdivision to the point of beginning and containing an area of 2.311 acres, more or less.

A-2-4
ImanageDB:4161238.11

LOT 5
All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Lot 17683, as shown on Map 1356 of Land Court Application No. 1069 of the Trustees of the Estate of James Campbell, deceased, having been deregistered and recorded as Document No. A-46180589) situate at Honouliuli, District of Ewa, City and County of Honolulu, State of Hawaii, being LOT 5 of the “LAULANI EWA SUBDIVISION”, as shown on map prepared by Ryan M. Suzuki, Land Surveyor, with R. M. Towill Corporation, dated August 27, 2012, approved by the Department of Planning and Permitting, City and County of Honolulu, 2012/SUB-154, on October 12, 2012, and thus bounded and described:
Beginning at the east corner of this parcel of land, being the south corner of Lot 4 of Laulani Ewa Subdivision, the coordinates of said point of beginning referred to Government Survey Triangulation Station “KAPUAI NEW” being 18,441.00 feet south and 18,670.00 feet west, thence running by azimuths measured clockwise from true South:
1.    58°    16’    30.00    feet along Lot 19586 (Map 1547);
2.    148°    16’    29.82    feet along Lot 6 of Laulani Ewa Subdivision;
3.    102°    47’    98.37    feet along Lot 6 of Laulani Ewa Subdivision;
4.    58°    16’    10.47    feet along Lot 6 of Laulani Ewa Subdivision;
5.    148°    16’    185.98    feet along Lot 6 of Laulani Ewa Subdivision;
6.    238°    16’    25.87    feet along Lot 6 of Laulani Ewa Subdivision;
7.    148°    16’    221.76    feet along Lot 6 of Laulani Ewa Subdivision;
8.    238°    16’    38.18    feet along Lot 10 of Laulani Ewa Subdivision;
9.    148°    16’    36.44    feet along Lot 10 of Laulani Ewa Subdivision;

10.	Thence, along Lot 10 of Laulani Ewa Subdivision, on a curve to the left with a radius of 57.00 feet, the chord azimuth and distance being:
134°    39’    30”    26.82    feet;
11.    121°    03’    132.43    feet along Lot 10;
12.    211°    03’    25.00    feet along the southeast side of Keaunui Drive;
13.    301°    03’    119.52    feet along Lot 4 of Laulani Ewa Subdivision;

14.	Thence, along Lot 4 of Laulani Ewa Subdivision, on a curve to the right with a radius of 45.00 feet, the chord azimuth and distance being:

A-2-5
ImanageDB:4161238.11

314°    39’    30”    21.18    feet;
15.    328°    16’    104.96    feet along Lot 4 of Laulani Ewa Subdivision;
16.    238°    16’    41.41    feet along Lot 4 of Laulani Ewa Subdivision;
17.    328°    16’    375.65    feet along Lot 4 of Laulani Ewa Subdivision;
18.    58°    16’    9.84    feet along Lot 4 of Laulani Ewa Subdivision;
19.    328°    16’    90.76    feet along Lot 4 of Laulani Ewa Subdivision to the point of beginning and containing an area of 1.184 acres, more or less.
LOT 8
All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Lot 17683, as shown on Map 1356 of Land Court Application No. 1069 of the Trustees of the Estate of James Campbell, deceased, having been deregistered and recorded as Document No. A-46180589) situate at Honouliuli, District of Ewa, City and County of Honolulu, State of Hawaii, being LOT 8 of the “LAULANI EWA SUBDIVISION”, as shown on map prepared by Ryan M. Suzuki, Land Surveyor, with R. M. Towill Corporation, dated August 27, 2012, approved by the Department of Planning and Permitting, City and County of Honolulu, 2012/SUB-154, on October 12, 2012, and thus bounded and described:
Beginning at the west corner of this parcel of land, along the southeast side of Keaunui Drive, the coordinates of said point of beginning referred to Government Survey Triangulation Station “KAPUAI NEW” being 18,293.60 feet south and 19,354.60 feet west, thence running by azimuths measured clockwise from true South:
1.    211°    03’    137.83    feet along the southeast side of Keaunui Drive;
2.    301°    03’    142.01    feet along Lot 6 of Laulani Ewa Subdivision;
3.    31°    03’    137.83    feet along Lot 6 of Laulani Ewa Subdivision;
4.    121°    03’    142.01    feet along Lot 7 of Laulani Ewa Subdivision to the point of beginning and containing an area of 0.449 acres, more or less.
LOT 9
All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Lot 17683, as shown on Map 1356 of Land Court Application No. 1069 of the Trustees of the Estate of James Campbell, deceased, having been deregistered and recorded as Document No. A-46180589) situate at Honouliuli, District of Ewa, City and County of Honolulu, State of Hawaii, being LOT 9 of the “LAULANI EWA SUBDIVISION”, as shown on map prepared by Ryan M. Suzuki, Land Surveyor, with R. M. Towill Corporation, dated August 27, 2012, approved by the Department of

A-2-6
ImanageDB:4161238.11

Planning and Permitting, City and County of Honolulu, 2012/SUB-154, on October 12, 2012, and thus bounded and described:
Beginning at the west corner of this parcel of land, along the southeast side of Keaunui Drive, the coordinates of said point of beginning referred to Government Survey Triangulation Station “KAPUAI NEW” being 18,149.81 feet south and 19,268.04 feet west, thence running by azimuths measured clockwise from true South:
1.    211°    03’    131.97    feet along the southeast side of Keaunui Drive;
2.    301°    03’    142.01    feet along Lot 10 of Laulani Ewa Subdivision;
3.    31°    03’    131.97    feet along Lot 6 of Laulani Ewa Subdivision;
4.    121°    03’    142.01    feet along Lot 6 of Laulani Ewa Subdivision to the point of beginning and containing an area of 0.430 acres, more or less.
LOT 10
All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Lot 17683, as shown on Map 1356 of Land Court Application No. 1069 of the Trustees of the Estate of James Campbell, deceased, having been deregistered and recorded as Document No. A-46180589) situate at Honouliuli, District of Ewa, City and County of Honolulu, State of Hawaii, being LOT 10 of the “LAULANI EWA SUBDIVISION”, as shown on map prepared by Ryan M. Suzuki, Land Surveyor, with R. M. Towill Corporation, dated August 27, 2012, approved by the Department of Planning and Permitting, City and County of Honolulu, 2012/SUB-154, on October 12, 2012, and thus bounded and described:
Beginning at the west corner of this parcel of land, along the southeast side of Keaunui Drive, the coordinates of said point of beginning referred to Government Survey Triangulation Station “KAPUAI NEW” being 18,036.75 feet south and 19,199.97 feet west, thence running by azimuths measured clockwise from true South:
1.    211°    03’    140.07    feet along the southeast side of Keaunui Drive;
2.    301°    03’    132.43    feet along Lot 5 of Laulani Ewa Subdivision;

3.	Thence, along Lot 5 of Laulani Ewa Subdivision, on a curve to the left with a radius of 57.00 feet, the chord azimuth and distance being:
314°    39’    30”    26.82    feet;
4.    328°    16’    36.44    feet along Lot 5 of Laulani Ewa Subdivision;
5.    58°    16’    106.92    feet along Lots 5 and 6 of Laulani Ewa Subdivision;
6.    31°    03’    22.01    feet along Lot 6 of Laulani Ewa Subdivision;

A-2-7
ImanageDB:4161238.11

7.    121°    03’    142.01    feet along Lot 9 of Laulani Ewa Subdivision to the point of beginning and containing an area of 0.524 acres, more or less.
LOT 11
All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Lot 17683, as shown on Map 1356 of Land Court Application No. 1069 of the Trustees of the Estate of James Campbell, deceased, having been deregistered and recorded as Document No. A-46180589) situate at Honouliuli, District of Ewa, City and County of Honolulu, State of Hawaii, being LOT 11 of the “LAULANI EWA SUBDIVISION”, as shown on map prepared by Ryan M. Suzuki, Land Surveyor, with R. M. Towill Corporation, dated August 27, 2012, approved by the Department of Planning and Permitting, City and County of Honolulu, 2012/SUB-154, on October 12, 2012, and thus bounded and described:
Beginning at the west corner of this parcel of land, along the southeast side of Keaunui Drive, the coordinates of said point of beginning referred to Government Survey Triangulation Station “KAPUAI NEW” being 17,868.78 feet south and 19,098.84 feet west, thence running by azimuths measured clockwise from true South:
1.    211°    03’    4.47    feet along the southeast side of Keaunui Drive;

2.	Thence, along the southeast side of Keaunui Drive, on a curve to the right with a radius of 500.00 feet, the chord azimuth and distance being:
225°    41’    30”    252.77    feet;
3.    240°    20’    58.77    feet along the southeast side of Keaunui Drive;
4.    328°    16’    134.17    feet along Lot 1 of Laulani Ewa Subdivision;
5.    238°    16’    1.00    feet along Lot 1 of Laulani Ewa Subdivision;
6.    328°    16’    141.57    feet along Lot 1 of Laulani Ewa Subdivision;
7.    58°    16’    263.34    feet along Lot 4 of Laulani Ewa Subdivision;
8.    148°    16’    92.93    feet along Lot 4 of Laulani Ewa Subdivision;

9.	Thence, along Lot 4 of Laulani Ewa Subdivision, on a curve to the left with a radius of 150.00 feet, the chord azimuth and distance being:
134°    39’    30”    70.59    feet;
10.    121°    03’    66.62    feet along Lot 4 of Laulani Ewa Subdivision to the point of beginning and containing an area of 1.691 acres, more or less.

A-2-8
ImanageDB:4161238.11

LOT 13
All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Lot 17683, as shown on Map 1356 of Land Court Application No. 1069 of the Trustees of the Estate of James Campbell, deceased, having been deregistered and recorded as Document No. A-46180589) situate at Honouliuli, District of Ewa, City and County of Honolulu, State of Hawaii, being LOT 13 of the “LAULANI EWA SUBDIVISION”, as shown on map prepared by Ryan M. Suzuki, Land Surveyor, with R. M. Towill Corporation, dated August 27, 2012, approved by the Department of Planning and Permitting, City and County of Honolulu, 2012/SUB-154, on October 12, 2012, and thus bounded and described:
Beginning at the west corner of this parcel of land, being the south corner of Lot 12, the coordinates of said point of beginning referred to Government Survey Triangulation Station “KAPUAI NEW” being 17,768.74 feet south and 18,762.80 feet west, thence running by azimuths measured clockwise from true South:

1.    238°    16’    47.85    feet along Lot 12 of Laulani Ewa Subdivision;
2.    328°    16’    18.00    feet along lot 12 of Laulani Ewa Subdivision;
3.    238°    16’    82.50    feet along Lot 12 of Laulani Ewa Subdivision;
4.    148°    16’    18.00    feet along Lot 12 of Laulani Ewa Subdivision;
5.    238°    16’    31.35    feet along Lot 12 of Laulani Ewa Subdivision;
6.    328°    16’    129.18    feet along Lot 14 of Laulani Ewa Subdivision;
7.    58°    16’    161.70    feet along Lot 1 of Laulani Ewa Subdivision;
8.    148°    16’    129.18    feet along Lot 1 of Laulani Ewa Subdivision to the point of beginning and containing an area of 0.445 acres, more or less.
LOT 14
All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Lot 17683, as shown on Map 1356 of Land Court Application No. 1069 of the Trustees of the Estate of James Campbell, deceased, having been deregistered and recorded as Document No. A-46180589) situate at Honouliuli, District of Ewa, City and County of Honolulu, State of Hawaii, being LOT 10 of the “LAULANI EWA SUBDIVISION”, as shown on map prepared by Ryan M. Suzuki, Land Surveyor, with R. M. Towill Corporation, dated August 27, 2012, approved by the Department of Planning and Permitting, City and County of Honolulu, 2012/SUB-154, on October 12, 2012, and thus bounded and described:

A-2-9
ImanageDB:4161238.11

Beginning at the west corner of this parcel of land, along the southeast side of Keaunui Drive, the coordinates of said point of beginning referred to Government Survey Triangulation Station “KAPUAI NEW” being 17,567.36 feet south and 18,697.22 feet west, thence running by azimuths measured clockwise from true South:
1.    241°    57’    38”    72.05    feet along the southeast side of Keaunui Drive;
2.    240°    20’    191.64    feet along the southeast side of Keaunui Drive;

3.	Thence, along the southeast side of Keaunui Drive, on a curve to the right with a radius of 50.00 feet, the chord azimuth and distance being:
285°    20’    70.71    feet;
4.    330°    20’    277.72    feet along the southwest side of Fort Weaver Road;
5.    58°    16’    108.62    feet along Lot 1 of Laulani Ewa Subdivision;
6.    148°    16’    26.16    feet along Lot 1 of Laulani Ewa Subdivision;
7.    89°    49’    93.16    feet along Lot 1 of Laulani Ewa Subdivision;
8.    58°    16’    113.56    feet along Lot 1 of Laulani Ewa Subdivision;
9.    148°    16’    265.96    feet along Lots 13 and 12 of Laulani Ewa Subdivision to the point of beginning and containing an area of 2.054 acres, more or less.
Together with access over Roadway Access Lot 17684, as shown on Map 1356 of Land Court Application No. 1069, and Roadway Access Lot 16886-B, as shown on Map 1349 of Land Court Application No. 1069, and Roadway Access Lot 11252-B-2, as shown on Map 1355 of Land Court Application No. 1069, and thus have access to Fort Weaver Road, a public road, as set forth by Land Court Order No. 173440, filed January 16, 2008, as amended by Land Court Order No. 175930, filed August 13, 2008.

Note:
Lot 11252-B-2 has been deregistered from the Land Court System pursuant to Hawaii Revised Statutes Section 501 Part II and recorded in the Bureau of Conveyances of the State of Hawaii as Document No. A-46180590.

Together also with a non-exclusive easement over and across the Common Area of the Shopping Center for access and utility purposes, as granted by DECLARATION OF EASEMENTS WITH COVENANTS AND RESTRICTIONS AFFECTING LAND dated May 30, 2012, filed as Land Court Document No. T-8199217, as amended and restated by instrument dated June 6, 2013, recorded as Document No. A-49050284, and further amended by instrument dated December 24, 2013, recorded as Document No. A-51290612; and subject to the terms and conditions contained therein.

A-2-10
ImanageDB:4161238.11

Together also with a non-exclusive easement for drainage purposes over and across Easements “8977” and “8978”, as shown on Map 1304 of Land Court Application No. 1069, as granted by GRANT OF NON-EXCLUSIVE DRAINAGE EASEMENTS, dated June 14, 2014, filed as Land Court Document No. T-8935076, recorded as Document No. A-52830508; and subject to the terms and provisions contained therein.
Together also with a non-exclusive easement for drainage purposes over and across Easements “10440,” as shown on Map 1525, “10423”, as shown on Map 1518, and “9664” as shown on Map 1408 of Land Court Application No. 1069, as granted by Grant of Non-Exclusive Drainage Easements dated April 8, 2014, by Gentry Homes, Ltd., as Grantor, and TRC Laulani Village, LLC, Property Development Centers LLC, City Mill Companies, Limited, and American Savings Bank, F.S.B., as Grantee, and Association of Apartment Owners of Laulani and Association of Apartment Owners of Laulani XXVI, as Other Parties, was recorded in the Land Court as Document No. T-8907092 on May 22, 2014.
Together also with a non-exclusive easement for access, drainage and utility purposes over and across Easements “10689,” as shown on Map 1549, “10688, “ as shown on Map 1548, “10684, “ as shown on Map 1547, “10685, “ as shown on Map 1547, “10686, “ as shown on Map 1547, and “10687”, as shown on Map 1547 of Land Court Application No. 1069, as granted by Grant of Non-Exclusive Access, Drainage and Utility Easements dated April 8, 2014, by and between Gentry Homes, Ltd., and TRC Laulani Village, LLC, as Grantor, and Association of Apartment Owners of Laulani, Property Development Centers LLC, City Mill Company, Limited, American Savings Bank, F.S.B., and TRC Laulani Village, LLC, as Grantee, was recorded in the Land Court as Document No. T-8906129 on May 21, 2014.
AS TO LOTS 1 THROUGH 5, 8 THROUGH 11, 13, AND 14:
BEING THE PREMISES ACQUIRED BY LIMITED WARRANTY DEED
GRANTOR:     PROPERTY DEVELOPMENT CENTERS LLC, a Delaware limited liability company
GRANTEE:    TRC LAULANI VILLAGE, LLC, a Delaware limited liability company
DATED:        effective December 24, 2013
RECORDED :    Document No. A-51060751

AS TO LOT 1:
Together with limited vehicle access rights for right-in and right-out egress and ingress to Fort Weaver Road over and across Boundary “1”, as granted by GRANT OF LIMITED VEHICLE ACCESS RIGHTS dated June 12, 2012, recorded as Document No. A-49540962; being more particularly described therein and subject to the terms and provisions contained therein.
AS TO LOTS 1, 4, 5 AND 8:

A-2-11
ImanageDB:4161238.11

Together with a non-exclusive easement for access purposes over Easement “A” (D.P.P. File No. 2011/SUB-36), as granted by QUITCLAIM NON-EXCLUSIVE EASEMENT (EASEMENT A) dated December 23, 2013, recorded as Document No. A-51360663A, and being more particularly described therein. Consent and Joinder by First Hawaiian Bank, a Hawaii corporation, dated --- (acknowledged December 30, 2013), recorded as Document No. A-51360663B.
AS TO LOTS 7 AND 8:
Together with a non-exclusive easement for access purposes over Easement “B” (D.P.P. File No. 2012/SUB-154), as granted by QUITCLAIM NON-EXCLUSIVE EASEMENT (EASEMENT B) dated December 23, 2013, recorded as Document No. A-51360664A, being more particularly described therein. Consent and Joinder by First Hawaiian Bank, a Hawaii corporation, acknowledged December 30, 2013), recorded as Document No. A-51360664B.

A-2-12
ImanageDB:4161238.11

EXHIBIT A-3
LEGAL DESCRIPTION FOR PAD G LAND
LOT 7
All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Lot 17683, as shown on Map 1356 of Land Court Application No. 1069 of the Trustees of the Estate of James Campbell, deceased, having been deregistered and recorded as Document No. A-46180589) situate at Honouliuli, District of Ewa, City and County of Honolulu, State of Hawaii, being LOT 7 of the “LAULANI EWA SUBDIVISION”, as shown on map prepared by Ryan M. Suzuki, Land Surveyor, with R. M. Towill Corporation, dated August 27, 2012, approved by the Department of Planning and Permitting, City and County of Honolulu, 2012/SUB-154, on October 12, 2012, and thus bounded and described:
Beginning at the west corner of this parcel of land, along the southeast side of Keaunui Drive, the coordinates of said point of beginning referred to Government Survey Triangulation Station “KAPUAI NEW” being 18,241.25 feet south and 19,431.46 feet west, thence running by azimuths measured clockwise from true South:
1.    211°    03’    149.00    feet along the southeast side of Keaunui Drive;
2.    301°    03’    142.01    feet along Lot 8 of Laulani Ewa Subdivision;
3.    31°    03    10.01    feet along Lot 6 of Laulani Ewa Subdivision;
4.    346°    03’    90.37    feet along Lot 6 of Laulani Ewa Subdivision;
5.    76°    03’    53.03    feet along Lot 6 of Laulani Ewa Subdivision;
6.    108°    28’    172.56    feet along Lot 6 of Laulani Ewa Subdivision to the point of beginning and containing an area of 0.522 acre, more or less.
BEING THE PREMISES ACQUIRED BY LIMITED WARRANTY DEED
GRANTOR :    PROPERTY DEVELOPMENT CENTERS LLC, a Delaware limited liability company
GRANTEE:    LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company
DATED:        December 23, 2014
RECORDED :    Document No. A-54800245

Together with a non-exclusive easement for access purposes over Easement “A” (D.P.P. File No. 2011/SUB-36), as granted by QUITCLAIM NON-EXCLUSIVE EASEMENT (EASEMENT A) dated December 23, 2013, recorded as Document No. A-51360663A, and being more particularly described therein. Consent and Joinder by First Hawaiian Bank, a Hawaii corporation, dated --- (acknowledged December 30, 2013), recorded as Document No. A-51360663B.

A-3-1
ImanageDB:4161238.11

AND:
Together with a non-exclusive easement for access purposes over Easement “B” (D.P.P. File No. 2012/SUB-154), as granted by QUITCLAIM NON-EXCLUSIVE EASEMENT (EASEMENT B) dated December 23, 2013, recorded as Document No. A-51360664A, being more particularly described therein. Consent and Joinder by First Hawaiian Bank, a Hawaii corporation, acknowledged December 30, 2013), recorded as Document No. A-51360664B.
AND
Together also with a non-exclusive easement for drainage purposes over and across Easements “10440,” as shown on Map 1525, “10423”, as shown on Map 1518, and “9664” as shown on Map 1408 of Land Court Application No. 1069, as granted by Grant of Non-Exclusive Drainage Easements dated April 8, 2014, by Gentry Homes, Ltd., as Grantor, and TRC Laulani Village, LLC, Property Development Centers LLC, City Mill Companies, Limited, and American Savings Bank, F.S.B., as Grantee, and Association of Apartment Owners of Laulani and Association of Apartment Owners of Laulani XXVI, as Other Parties, was recorded in the Land Court as Document No. T-8907092 on May 22, 2014.
Together also with a non-exclusive easement for access, drainage and utility purposes over and across Easements “10689,” as shown on Map 1549, “10688, “ as shown on Map 1548, “10684, “ as shown on Map 1547, “10685, “ as shown on Map 1547, “10686, “ as shown on Map 1547, and “10687”, as shown on Map 1547 of Land Court Application No. 1069, as granted by Grant of Non-Exclusive Access, Drainage and Utility Easements dated April 8, 2014, by and between Gentry Homes, Ltd., and TRC Laulani Village, LLC, as Grantor, and Association of Apartment Owners of Laulani, Property Development Centers LLC, City Mill Company, Limited, American Savings Bank, F.S.B., and TRC Laulani Village, LLC, as Grantee, was recorded in the Land Court as Document No. T-8906129 on May 21, 2014.

A-3-2
ImanageDB:4161238.11

EXHIBIT A-4
LEGAL DESCRIPTION FOR PUUNENE LAND
All of the premises comprising a portion of that certain condominium project known as the “PUUNENE SHOPPING CENTER” Condominium Project” (the “Project”), consisting of that certain parcel of land situate at Puunene, District of Wailuku, Island and County of Maui, State of Hawaii, and the improvements and appurtenances thereto, all as described in and established by that certain Declaration of Condominium Property Regime of Puunene Shopping Center, dated November 8, 2013, recorded in the Bureau of Conveyances of the State of Hawaii as Document No. A-50600302, as the same has been and may hereafter be amended from time to time (the “Declaration”), and described as follows:
FIRST
Unit Nos. 2, 3, 4, and 5 of the Project as described in the Declaration and as shown on Condominium Map No. 5232, filed in the Bureau, as the same has been and may hereafter be amended from time to time (the “Condominium Map”).
Together with all easements described in the Declaration as being appurtenant to the Unit, including the following:
a.    The exclusive right to use those certain limited common elements of the Project which are appurtenant to the Unit as described in the Declaration and/or shown on the Condominium Map.
b.    Non-exclusive easements in the common elements designed for such purposes for ingress, egress, utility services for and support, maintenance, and repair of the Unit; in the other common elements and Units for use according to their respective purposes, all as more particularly described in the Declaration and/or as shown on the Condominium Map.
SECOND
An undivided 3.17% (as to Unit No. 2); 2.53% (as to Unit No. 3); 5.32% (as to No. 4); and 40.41% (as to Unit No. 5) in all common elements of the Project, including the land upon which the Project is located, as established for the Unit by the Declaration, or such other interest as may hereafter be established for the Unit by any amendment to the Declaration, as tenants in common with the other owners of Units in the Project, as declared and established by the Declaration.
The land upon which the Project is located is more particularly described as follows:
All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Royal Patent Grant Number 3343 to Claus Spreckels) situate, lying and being at Puunene, District of Wailuku, Island and County of Maui, State of Hawaii, being LOT 2-C-4-C-1-A of the FIRST ASSEMBLY OF GOD SUBDIVISION, as shown on subdivision map dated May 28, 2008, last

A-4-1
ImanageDB:4161238.11

revised March 10, 2011, approved by the Department of Public Works, County of Maui, on May 31, 2011, corrected and accepted on May 18, 2012; and thus bounded and described:
Beginning at a pipe at the southwesterly corner of this lot, on the easterly side of Mokulele Highway (F.A.P. No. NH-0900(59)), said pipe being also the northwesterly corner of Lot 2-C-4-C-1-E of the First Assembly of God Subdivision, the coordinates of said point of beginning referred to Government Survey Triangulation Station “LUKE” being 2,889.63 feet south and 13,108.21 feet east and running by azimuths measured clockwise from True South:
1.    149°    00’    485.72    feet along the easterly side of Mokulele Highway (F.A.P. No. NH-0900(59)) to a pipe;

2.	Thence along the southerly side of Ho’okele Street on a curve to the right with a radius of 30.00 feet, the chord azimuth and distance being:
190°     30’    39.76    feet to a pipe;
3.    232°    00’    158.73    feet along the southerly side of Ho’okele Street to a pipe;
4.    228°    34’ 10”    100.28    feet along same to a pipe;
5.    232°    00’    1,218.61    feet along same to a pipe;

6.	Thence along Lot 2-C-4-C-1-B of the First Assembly of God Subdivision on a curve to the right with a radius of 30.00 feet, the chord azimuth and distance being:
277°    00’    42.43    feet to a pipe;
7.    322°    00’    69.57    feet to a pipe;

8	Thence along same on a curve to the right with a radius of 355.00 feet, the chord azimuth and distance being:
337°    45’    192.72    feet to a pipe;
9.     353°    30’    41.38    feet along lot 2-C-4-C-1-B of the First Assembly of God Subdivision to a pipe;

10.	Thence along same on a curve to the left with a radius of 500.00 feet, the chord azimuth and distance being:
343°    34’ 30”    172.36    feet to a pipe;
11.    333°    39’    408.87    feet along Lot 2-C-4-C-1-B of the First Assembly of God Subdivision to a pipe;
12.    65°    10’    1,086.34    feet along Lot 2-C-4-C-1-E of the First Assembly of God Subdivision to a pipe;

A-4-2
ImanageDB:4161238.11

13.    72°    30’    340.30    feet along same to the point of beginning and containing an area of 24.452 acres, more or less.
Together with a non-exclusive easement over and across Easement “D-5” for drainage purposes, as granted by GRANT OF DRAINAGE EASEMENT dated September 29, 2011, recorded as Document No. 2011-161644; being more particularly described therein and subject to the terms and conditions contained therein.
Together also with a non-exclusive easement over and across Easement “SA-1” for access purposes, as granted by GRANT OF ACCESS EASEMENT dated November 8, 2013, recorded as Document No. A-50600300; being more particularly described therein and subject to the terms and provisions contained therein.
Said parcels of land having been acquired by PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company, as follows:

8.	As to Unit No. 3:
LIMITED WARRANTY DEED of PDI, INC., a Delaware corporation, dated December 23, 2014, recorded as Document No. A-54800243; and
2.    As to Unit Nos. 2, 4, and 5:
LIMITED WARRANTY DEED of PROPERTY DEVELOPMENT CENTERS LLC, a Delaware limited liability company, dated December 23, 2014, recorded as Document No. A-54800244.

A-4-3
ImanageDB:4161238.11

EXHIBIT B-1
LEASE INFORMATION FOR PROPERTY RELATED TO HOKULEI LAND

B-1-1
1379426.v9
ImanageDB:4161238.11

EXHIBIT B-2
LEASE INFORMATION FOR PROPERTY RELATED LAULANI LAND

B-2-1
1379426.v9
ImanageDB:4161238.11

EXHIBIT B-3
LEASE INFORMATION FOR PROPERTY RELATED PAD G LAND
NONE

B-3-1
1379426.v9
ImanageDB:4161238.11

EXHIBIT B-4
LEASE INFORMATION FOR PROPERTY RELATED PUUNENE LAND

B-4-1
1379426.v9
ImanageDB:4161238.11

EXHIBIT C
[Reserved]

C-4-1
1379426.v9
ImanageDB:4161238.11

EXHIBIT D
[RESERVED]

D-1
1379426.v9
ImanageDB:4161238.11

EXHIBIT E
[RESERVED]

E-1-1
1379426.v9
ImanageDB:4161238.11

EXHIBIT F-1
TITLE COMMITMENT FOR PROPERTY RELATED TO HOKULEI LAND

F-1-1
1379426.v9
ImanageDB:4161238.11

EXHIBIT F-2
TITLE COMMITMENT FOR PROPERTY RELATED TO LAULANI LAND

F-2-1
1379426.v9
ImanageDB:4161238.11

EXHIBIT F-3
TITLE COMMITMENT FOR PROPERTY RELATED TO PAG G LAND

F-3-1
1379426.v9
ImanageDB:4161238.11

EXHIBIT F-4
TITLE COMMITMENT FOR PUUNENE PROPERTY

F-4-1
1379426.v9
ImanageDB:4161238.11

EXHIBIT G
FORM OF DEED

LAND COURT		REGULAR SYSTEM

Return By Mail	Pick-Up	To:
Attention: _____________________ Telephone: _____________________
TITLE OF DOCUMENT:
LIMITED WARRANTY DEED
PARTIES TO DOCUMENT:
GRANTOR:		[Grantor], a Delaware limited liability company

GRANTEE:	[A & B PROPERTIES HAWAII, LLC, SERIES R, a Delaware limited liability company] 822 Bishop Street, Honolulu, Hawaii 96813

Tax Map Key (s): _________________ (This document consists of pages.)

1379426.v9
ImanageDB:4161238.11

LIMITED WARRANTY DEED
KNOW ALL MEN BY THESE PRESENTS:
THIS LIMITED WARRANTY DEED (this “Deed”) is made ________________________, 20___, by [Grantor], a Delaware limited liability company (the “Grantor”), in favor of _________________________________________, whose address is 822 Bishop Street, Honolulu, Hawaii 96813 (the “Grantee”).
Grantor, for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration to Grantor paid by Grantee, the receipt whereof is hereby acknowledged, does hereby grant, bargain, sell and convey unto the Grantee all of that certain real property more particularly described in Exhibit A attached hereto and made a part hereof, subject to the encumbrances noted on Exhibit A (the “Property”).
TOGETHER WITH all and singular the buildings, improvements, rights, tenements, hereditaments, easements, privileges and appurtenances thereunto belonging or appertaining or held and enjoyed in connection therewith.
TO HAVE AND TO HOLD the same unto Grantee in fee simple, forever.
AND the Grantor does hereby covenant with the Grantee that the granted premises are free and clear of all encumbrances made or suffered by the Grantor, except as noted in said Exhibit B, and except for assessments for real property taxes not yet by law required to be paid; and that the Grantor will WARRANT AND DEFEND the same unto the Grantee against the lawful claims and demands of all persons claiming by, through or under the Grantor, except as aforesaid.
The terms “Grantor” and “Grantee”, as and when used hereinabove or hereinbelow shall mean and include the masculine or feminine, the singular or plural number, individuals, associations, trustees, corporations, partnerships or limited liability companies, and their and each of their respective successors in trust, successors in interest, heirs, executors, personal representatives, administrators and permitted assigns, according to the context thereof, and that if these presents shall be signed by two or more grantors, or by two or more grantees, all covenants of such parties shall be and for all purposes deemed to be joint and several.
This instrument may be executed in counterparts, each of which shall be deemed an original, and said counterparts shall together constitute one and the same instrument, binding all of the parties hereto, notwithstanding all of the parties are not signatory to the original of the same counterparts. For all purposes, including, without limitation, recordation, filing and delivery of this instrument, duplicate unexecuted and unacknowledged pages of the counterparts may be discarded and the remaining pages assembled as one document.
The person or company recording or arranging for the recordation of this document is authorized to complete any blanks contained in this document with the applicable number of pages, dates, and recordation information, whether before or after this document has been notarized by a notary public, and in no event shall completion of such blanks be deemed an alteration of this document by means of the insertion of new content.
IN WITNESS WHEREOF, Grantor and Grantee have executed these presents as of the day and year first above written.

1379426.v9
ImanageDB:4161238.11

GRANTOR:
[___________________]

By:	Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By:
Name:
Title:

1379426.v9
ImanageDB:4161238.11

 [CALIFORNIA NOTARY FORM]

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF	____________________	)SS
COUNTY OF	____________________	)

On _____________ _____, 20__ before me, ______________________________, Notary Public, personally appeared ___________________as___________________ of [______________], who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature __________________________________

This area for official notarial seal

1379426.v9
ImanageDB:4161238.11

EXHIBIT A

LEGAL DESCRIPTION

Tax Map Key: _________
[TO BE INSERTED]

1379426.v9
ImanageDB:4161238.11

EXHIBIT B
[TO BE INSERTED]

1379426.v9
ImanageDB:4161238.11

EXHIBIT H
NOTICE TO TENANTS
__________________, 20__

Re:	[_______________________] (the “Property”)
This is to notify you that [TRC SPE], a [Delaware limited liability company] (“Owner”), has sold its interest in the property described above and in connection therewith has assigned its interest as landlord under your lease to [A & B PROPERTIES HAWAII, LLC, SERIES R], a Delaware limited liability company (“Purchaser”).
You are further notified that any refundable security deposits or any prepaid rents under your lease have been transferred to Purchaser.
Commencing as of                 , all rental payments under your lease shall be paid to Purchaser or as Purchaser shall direct. Please make your rent checks payable to Purchaser at the following address:

Any written notices you desire or are required to make to the landlord under your lease should hereafter be sent to Purchaser at the above address.

Very truly yours, [SPE OWNER] By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member By: Name: Title:

H-1
1379426.v9
ImanageDB:4161238.11

EXHIBIT I
NOTICE TO PARTIES TO SERVICE CONTRACTS
__________________, 20__

Re:	[__________________] (the “Property”)
Dear Service Provider:
This is to notify you that [TRC SPE], a [Delaware limited liability company] (“Owner”), has sold its interest in the property described above to [A & B PROPERTIES HAWAII, LLC, SERIES R], a Delaware limited liability company (“Purchaser”), and in connection therewith has assigned its interest under your service contract to Purchaser. All notices to the owner of the Property pursuant to your service contract at the Property should be sent to Purchaser in the manner provided in the service contract to the following address:

Very truly yours, [SPE OWNER] By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member By: Name: Title:

I-1
1379426.v9
ImanageDB:4161238.11

EXHIBIT J
CERTIFICATE OF NON-FOREIGN STATUS
Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”), provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445 of the Code), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee (i.e., A & B PROPERTIES HAWAII, LLC, SERIES R) that withholding of tax is not required upon the disposition of a U.S. real property interest by [TRC SPE], a [Delaware limited liability company] (“Transferor”), the undersigned hereby certifies the following on behalf of Transferor:

1.	Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and Income Tax Regulations);

2.	[Transferor is not a disregarded entity as defined in §1.1445-2(b)(2)(iii) of the Income Tax Regulations];

3.	Transferor’s U.S. employer identification number is [___________________]; and

4.	Transferor’s office address is in care of Terramar Retail Centers, LLC, 4695 MacArthur Court, Suite 700, Newport Beach, CA 92660.
Transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.
Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

TRANSFEROR [SPE OWNER] By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member By: Name: Title:

J-1
1379426.v9
ImanageDB:4161238.11

EXHIBIT K
RESERVED

K-1
1379426.v9
ImanageDB:4161238.11

EXHIBIT L
FORM TENANT ESTOPPEL CERTIFICATE

[TRC SPE] c/o Terramar Retail Centers, LLC 4695 MacArthur Court, Suite 700 Newport Beach, CA 92660 Attention: Tom Kuehl
A & B PROPERTIES HAWAII, LLC, SERIES R c/o A&B Properties, Inc. 822 Bishop Street Honolulu, Hawaii 96813 [ADD PURCHASER’S LENDER OR EXISTING LENDER (IF LOAN BEING ASSUMED), IF NECESSARY]

Re:
Lease described on Exhibit A (the “Lease”) between the undersigned (“Tenant”) and the Landlord named therein (“Landlord”) concerning the premises described therein (“Leased Premises”) located at the property generally described in Part C of Exhibit A (“Property”).

At the request of Landlord, made in connection with the proposed sale of the Property to the above named purchaser (“Purchaser”), the undersigned hereby certifies to Landlord, its successors and assigns, [and] Purchaser, [and the above named lender of Purchaser and/or Landlord] [any lender of Purchaser or Landlord] [(“Lender”)] [and to an as yet to be determined lender, and its successors, assigns, and participants [collectively, “Lender”] (“Lender”)], as follows:
1.    Except as shown on Part D of Exhibit A, the Lease is presently in full force and effect and the original Lease has not been amended, extended, supplemented or modified.
2.    The Lease represents the entire agreement between Tenant and Landlord with respect to the Leased Premises, the Property and the building of which the Leased Premises are a part.
3.    Except as disclosed in Part D of Exhibit A, Tenant is in sole possession of the Leased Premises and is occupying the Leased Premises and conducting business therein and Tenant has not entered into any assignment, sublease, hypothecation, leasehold mortgage or other agreement transferring or encumbering any of its interest in the Lease or the Leased Premises.
4.    The commencement and expiration dates of the current term of the Lease (which is the current option term, if applicable) and certain information concerning rent provisions under the Lease, as well as the approximate square footage of the Leased Premises, are set forth on Exhibit A. Minimum rent and additional rent, real estate taxes, common area maintenance costs contributions and charges and all other charges due under the Lease have been paid (subject to any reconciliation required under the Lease, if any) up to and including ____________, 20__. No rent or other charge or expense has been paid more than 30 days in advance of its due date.

L-1-1
1379426.v9
ImanageDB:4161238.11

5.    The current amount of Tenant’s security deposit, if any, is as set forth on Part H of Exhibit A.
6.    Except as shown on Part K of Exhibit A, to the knowledge of the Tenant, Landlord has no unpaid obligations under the Lease.
7.    Except as shown on Part K of Exhibit A, neither Tenant nor, to Tenant’s best knowledge, Landlord is in default under any of the terms of the Lease, nor has any event occurred which with the passage of time or the giving of notice or both would constitute a default under the Lease. Except as shown on Part K of Exhibit A, Tenant has no claims, counterclaims, defenses or setoffs against Landlord arising under the Lease or in connection with the Leased Premises or the Property, and Tenant is not entitled to any concession, abatement, rebate, allowance or free or reduced rent for any period after the date hereof, except as set forth on Part K of Exhibit A.
8.    Except as shown on Part K of Exhibit A, possession of the Leased Premises has been delivered to Tenant, and Tenant has accepted the Leased Premises, occupies the Leased Premises and is open for business in the Leased Premises. Landlord has completed all construction required by the Lease and Landlord has no current obligation to pay for any Tenant finish, leasehold improvements or other construction. Further, all other conditions under the Lease to be performed by Landlord have been satisfied.
9.    Except as shown on Part K of Exhibit A, to Tenant’s best knowledge and belief, all space and improvements leased by Tenant have been completed in compliance with applicable laws and Tenant has received no notice of and has no knowledge of, any violation of any governmental law or requirement with respect to the Leased Premises or its operations.
10.    Except as shown on Part G of Exhibit A, Tenant does not have any right to renew or extend the Lease, or to terminate the Lease, or to expand or lease additional space, or any option or preferential right to purchase all or any part of or interest in the Leased Premises or the building of which the Leased Premises are a part, or the Property.
11.    The operation and use of the Leased Premises do not involve the generation, treatment, storage, disposal or release of a hazardous substance or a solid waste into the environment other than to the extent necessary to conduct its ordinary course of business in the Leased Premises and in accordance with all applicable environmental laws.
12.    There are no actions pending against Tenant or any guarantor of Tenant’s obligations under the Lease pursuant to bankruptcy, insolvency or other similar laws of any jurisdiction.
13.    All of the matters set forth herein and on Exhibit A are true and correct as of the date hereof.

IN WITNESS WHEREOF, Tenant has executed this Estoppel Certificate on this _______ day of __________________, 20__.

L-1-2
1379426.v9
ImanageDB:4161238.11

Tenant: [TO BE INSERTED]

L-1-3
1379426.v9
ImanageDB:4161238.11

EXHIBIT A
Lease Document, Lease Terms, and Current Status

A.	Date of Lease:	_________________________________
B.	Parties:	_________________________________
	1. Landlord:	_________________________________
	2. Tenant:	_________________________________
	DBA:	_________________________________
C.	Premises Known As:	_________________________________
_________________________________
	Suite No:	_________________________________
D.	Amendments, Assignments, Subleases, and Encumbrances

E.	Rent Commencement Date (Current Term):	________________________________
F.	Expiration Date (Current Term):	________________________________
G.	Rights to Renew, to Terminate, to Rent Additional Space or Purchase any portion of the Shopping Center

H.	Security Deposit Currently Held by Landlord:	$
I.	Current Fixed Minimum Rent (Annual):	$
J.	Approx. Square Feet:	_________________________________
K.	Other Issues: (None unless listed Below)

L.    FOR ULTA ESTOPPEL ONLY: Tenant agrees that, Planet Fitness or any other gym or fitness center falls within the meaning of the word “retailer” and “retail tenant” as such terms are used in the definition of Named Co-Tenants in Paragraph H of the Lease, the Co-Tenancy conditions in Section 2.3 of the Lease, and the exception of a 10,000 square foot or greater retailer from the massage exclusive in Section 5.4(a) of the Lease.

L-1-4
1379426.v9
ImanageDB:4161238.11

EXHIBIT N-1
LIST OF PENDING LITIGATION FOR PROPERTY RELATED TO HOKULEI LAND
None

N-1-1
1379426.v9
ImanageDB:4161238.11

EXHIBIT N-2
LIST OF PENDING LITIGATION FOR PROPERTY RELATED TO LAULANI LAND
None

N-2-1
1379426.v9
ImanageDB:4161238.11

EXHIBIT N-3
LIST OF PENDING LITIGATION FOR PROPERTY RELATED TO PAD G LAND

None

N-3-1
1379426.v9
ImanageDB:4161238.11

EXHIBIT N-4
LIST OF PENDING LITIGATION FOR PROPERTY RELATED TO PUUNENE LAND
None

N-4-1
1379426.v9
ImanageDB:4161238.11

EXHIBIT O
BILL OF SALE
[TRC SPE], a [Delaware limited liability company] (“Seller”), in consideration of Ten and No/100 Dollars ($10.00), receipt of which is hereby acknowledged does hereby sell, assign and transfer to A & B PROPERTIES HAWAII, LLC, SERIES R, a Delaware limited liability company (“Purchaser”), all of Seller’s right, title and interest in, to and under the Tangible Personal Property (as defined in that certain Purchase and Sale Agreement dated as of [______________] (the “Agreement”) by and between Seller and Purchaser) relating to that certain real property commonly known as [____________________] located at [_____________________]. Such sale, assignment and transfer does not include any of the Excluded Property (as defined in the Agreement).
This sale, assignment and transfer is made without representation, warranty or guaranty by, or recourse against, Seller of any kind whatsoever except that Seller warrants that it is the owner of the Tangible Personal Property, free and clear or any liens or other monetary encumbrances. Further, any implied warranties of quality, fitness or merchantability are hereby disclaimed.
The recourse of Purchaser against Seller, and its members, managers, officers, employees, agents and representatives, with respect to any alleged breach by or on the part of Seller of any representation, warranty, covenant, undertaking, indemnity or agreement contained in this Bill of Sale is subject to, and shall be limited as set forth in, the Agreement (including without limitation Section 9.2, Section 9.6 and Section 10 thereof).
IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed as of the ________ day of _________________, 20__.

[SPE OWNER] By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member By: Name: Title:

O-1
1379426.v9
ImanageDB:4161238.11

EXHIBIT P-1
MATERIAL VIOLATION DISCLOSURES FOR PROPERTY RELATED TO HOKULEI LAND
NONE

P-1-1
1379426.v9
ImanageDB:4161238.11

EXHIBIT P-2
MATERIAL VIOLATION DISCLOSURES FOR PROPERTY RELATED TO LAULANI LAND

NONE

P-2-1
1379426.v9
ImanageDB:4161238.11

EXHIBIT P-3
MATERIAL VIOLATION DISCLOSURES FOR PROPERTY RELATED TO PAD G LAND
NONE

P-3-1
1379426.v9
ImanageDB:4161238.11

EXHIBIT P-4
MATERIAL VIOLATION DISCLOSURES FOR PROPERTY RELATED TO PUUNENE LAND
NONE

P-4-1
1379426.v9
ImanageDB:4161238.11

EXHIBIT Q
NOTICE TO PARTIES TO PROPERTY AGREEMENTS
__________________, 20__

Re:	[________________] (the “Property”)
This is to notify you that [TRC SPE], a [Delaware limited liability company] (“Owner”), has sold its interest in the property described above and in connection therewith has assigned its interest under that certain [                         dated              ] (the “Agreement”) to A & B PROPERTIES HAWAII, LLC, SERIES R, a Delaware limited liability company (“Purchaser”).
You are further notified that any prepaid amounts under the Agreement have been transferred to Purchaser.
Commencing as of ________________, all payments under the Agreement shall be paid to Purchaser or as Purchaser shall direct. Please make your rent checks payable to Purchaser at the following address:
[PURCHASER TO PROVIDE]

Any written notices you desire or are required to make to under the Agreement should hereafter be sent to Purchaser at the above address.

Very truly yours, [SPE OWNER] By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member By: Name: Title:

Q-1
1379426.v9
ImanageDB:4161238.11

EXHIBIT R
ASSIGNMENT OF LEASES
[Recordable Format to be Used for Any Recorded Leases]
THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this “Assignment”) is made and entered into as of                      (the “Effective Date”) by and between [TRC SPE], a [Delaware limited liability company] (“Assignor”), and A & B PROPERTIES HAWAII, LLC, SERIES R, a Delaware limited liability company (“Assignee”).
RECITALS:
A.    Assignor and Assignee have heretofore entered into that certain Purchase and Sale Agreement dated as of (the “Purchase Agreement”), pursuant to which Assignor has agreed to sell to Assignee, and Assignee has agreed to purchase from Assignor, that certain real property commonly known as [__________________] located at [__________________________] (the “Property”).
B.    In connection with the transactions contemplated by the Purchase Agreement, Assignor has agreed to assign to Assignee all of its right, title and interest in, to and under all leases with respect to the Property, as more particularly described on the list attached hereto as Exhibit A (collectively, the “Leases”).
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:
1.    Assignment. Effective as of the Effective Date, Assignor hereby assigns, transfers, conveys and sets over to Assignee all of Assignor’s right, title and interest in, to and under the Leases, including any security deposits held thereunder. Such assignment, transfer and conveyance does not include any of the Excluded Property (as defined in the Purchase Agreement).
2.    Acceptance. Assignee hereby accepts the assignment of the Leases and agrees to assume, keep, perform and fulfill all liabilities and obligations of the landlord under the Leases which accrue from and after the Effective Date.
3.    Indemnity. Assignee hereby agrees to indemnify and hold Assignor harmless from and against any claims, costs or liabilities in connection with Assignee’s breach of any of the Leases arising or accruing on or after the date hereof. Assignor agrees to indemnify and hold Assignee harmless from and against any claims, costs or liabilities in connection with Assignor’s breach of any of the Leases arising or accruing prior to and until (but not including) the date hereof.
4.    Exculpation of Assignor and Related Parties. The recourse of Assignee with respect to any alleged breach by or on the part of Assignor of any representation, warranty, covenant, undertaking, indemnity or agreement contained in this Assignment is subject to, and shall be limited as set forth in, the Purchase Agreement (including without limitation Section 9.2, Section 9.6 and Section 10 thereof).

1379426.v9
ImanageDB:4161238.11

5.    Binding Effect. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
6.    No Modification. This Assignment shall not be altered, amended or otherwise modified, except as set forth in a written document executed by the parties hereto.
7.    Governing Law. This Assignment and all questions arising in connection herewith shall be governed by and construed in accordance with the internal laws of the state where the Property is located. The parties hereto consent to the jurisdiction of the courts of the State of Hawaii and to the United States District Court for the State of Hawaii. In the event either party to this Assignment commences a legal action to enforce or interpret the provisions hereof, the prevailing party in such action shall be entitled to recover its reasonable attorneys’ fees and costs incurred therein.
8.    Counterparts; .PDF Signatures. This Assignment may be executed in two or more counterparts, all of which shall be read together and be construed as one instrument. In order to expedite the transaction contemplated herein, .pdf signatures sent via e-mail may be used in place of original signatures on this Assignment. Assignor and Assignee intend to be bound by the signatures on the e-mailed document, are aware that the other party will rely on the e-mailed signatures, and hereby waive any defenses to the enforcement of the terms of this Assignment based on the form of signature.
[Signatures follow on next page]

1379426.v9
ImanageDB:4161238.11

IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the Effective Date.

ASSIGNOR:	[TRC SPE] By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member By: Name: Title:
ASSIGNEE:	A & B PROPERTIES HAWAII, LLC, SERIES R, a Delaware limited liability company By: Name: Title:

R-3
1379426.v9
ImanageDB:4161238.11

EXHIBIT S
GENERAL ASSIGNMENT
THIS GENERAL ASSIGNMENT (this “Assignment”) is made and entered into as of [_______________________] (the “Effective Date”) by and between [TRC SPE], a [Delaware limited liability company] (“Assignor”), and A & B PROPERTIES HAWAII, LLC, SERIES R, a Delaware limited liability company (“Assignee”).
RECITALS:
A.    Assignor and Assignee have heretofore entered into that certain Purchase and Sale Agreement dated as of [___________________] (the “Purchase Agreement”), pursuant to which Assignor has agreed to sell to Assignee, and Assignee has agreed to purchase from Assignor, that certain real property commonly known as [________________________] located at [___________________________] (the “Property”).
B.    In connection with the transactions contemplated by the Purchase Agreement, Assignor has agreed to assign to Assignee all of its right, title and interest, if any, in, to and under the maintenance, service, and other like contracts and agreements with respect to the ownership and operation of the Property or any portion thereof (excluding contracts affecting other properties in addition to the Property), as listed on Exhibit A attached hereto (collectively, the “Service Contracts”).
C.    In connection with the transactions contemplated by the Purchase Agreement, Assignor has agreed to assign to Assignee all of its right, title and interest, if any, in, to and under all intangible property, permits, licenses, approvals, guarantees and warranties benefiting or pertaining to the Property or any portion thereof, except for the Excluded Property (as defined in the Purchase Agreement) (collectively, the “Intangibles”).
D.    In connection with the transactions contemplated by the Purchase Agreement, Assignor has agreed to assign all of its right, title and interest, if any and to the extent assignable, in, to and under those documents listed on Exhibit B attached hereto (collectively, the “Other Agreements”).
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
1.    Assignment. Effective as of the Effective Date, Assignor hereby assigns, transfers, conveys and sets over to Assignee all of Assignor’s right, title and interest, if any, in, to and under the Service Contracts, Intangibles and the Other Agreements. Such assignment, transfer and conveyance does not include any of the Excluded Property (as defined in the Purchase Agreement).
2.    Acceptance. Assignee hereby accepts the assignment of the Service Contracts, Intangibles and the Other Agreements, and agrees to assume, keep, perform and fulfill all liabilities

1379426.v9
ImanageDB:4161238.11

and obligations of Assignor which accrue under the Service Contracts, Intangibles and the Other Agreements from and after the Effective Date.
3.    Indemnity. Assignee hereby agrees to indemnify and hold Assignor harmless from and against any claims, costs or liabilities in connection with Assignee’s breach of any of the Service Contracts, Intangibles or Other Agreements arising or accruing on or after the date hereof. Assignor agrees to indemnify and hold Assignee harmless from and against any claims, costs or liabilities in connection with Assignor’s breach of any of the Service Contracts, Intangible or Other Agreements arising or accruing prior to and until (but not including) the date hereof.
4.    Exculpation of Assignor and Related Parties. The recourse of Assignee with respect to any alleged breach by or on the part of Assignor of any representation, warranty, covenant, undertaking, indemnity or agreement contained in this Assignment is subject to, and shall be limited as set forth in, the Purchase Agreement (including without limitation Section 9.2, Section 9.6 and Section 10 thereof).
5.    Binding Affect. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
6.    No Modification. This Assignment shall not be altered, amended or otherwise modified, except as set forth in a written document executed by the parties hereto.
7.    Governing Law. This Assignment and all questions arising in connection herewith shall be governed by and construed in accordance with the internal laws of the state where the Property is located. . The parties hereto consent to the jurisdiction of the courts of the State of Hawaii and to the United States District Court for the State of Hawaii. In the event either party to this Assignment commences a legal action to enforce or interpret the provisions hereof, the prevailing party in such action shall be entitled to recover its reasonable attorneys’ fees and costs incurred therein.
8.    Counterparts; .pdf Signatures. This Assignment may be executed in two or more counterparts, all of which shall be read together and be construed as one instrument. In order to expedite the transaction contemplated herein, .pdf signatures sent via e-mail may be used in place of original signatures on this Assignment. Assignor and Assignee intend to be bound by the signatures on the e-mailed document, are aware that the other party will rely on the e-mailed signatures, and hereby waive any defenses to the enforcement of the terms of this Assignment based on the form of signature.
[Signatures follow on next page]

1379426.v9
ImanageDB:4161238.11

IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the Effective Date.

ASSIGNOR:	[TRC SPE] By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member By: Name: Title:
ASSIGNEE:	A & B PROPERTIES HAWAII, LLC, SERIES R, a Delaware limited liability company By: Name: Title:

1379426.v9
ImanageDB:4161238.11

EXHIBIT T

1031 ASSIGNMENT & ASSUMPTION AGREEMENT

ASSIGNMENT AND ASSUMPTION AGREEMENT
THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment Agreement”) is entered into as of this ____ day of ________, 2017 (the “Effective Date,” which is one day prior to the Closing Date) by and among (i) A & B PROPERTIES HAWAII, LLC, SERIES R, a series of a Delaware limited liability company (“ABP”); (ii) T. G. EXCHANGE, INC., a Hawaii corporation (“TGX”); (iii) _______________________ (“__________”); and (iv) _______________________ (“__________”), and _______________________ (“__________”) (together, “Transferor”).
THE PARTIES ENTER INTO THIS ASSIGNMENT AGREEMENT on the basis of the following facts, understandings and intentions:
A.    ABP and Transferor entered into that certain Purchase and Sale Agreement with reference date ____________________ (as amended, and including addenda, the “Acquisition Agreement”), whereby, subject to certain terms and conditions, Transferor agreed to convey to ABP or its permitted assigns the real property located at _________________________ (the “Property”), as more particularly described in the Acquisition Agreement. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Acquisition Agreement.
B.    TGX is acting as qualified intermediary for ABP.
C.    ____________________ is disregarded as separate from ABP for income tax purposes.
D.    As of the Effective Date, ABP desires to assign all of its right, title and interest in, to and under the Acquisition Agreement to TGX.
E.    On the Closing Date, TGX desires Transferor to convey the Property to ____________________; and ____________________ desires to accept such conveyance.
NOW THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties hereto’ the parties agree as follows:
1.Assignment by Assignor. As of the Effective Date, ABP shall and hereby does assign and transfer all of its right, title and interest in, to and under the Acquisition Agreement to TGX (as qualified intermediary for ABP). TGX shall and hereby does accept such assignment and assume and agree to perform all of ABP’s duties, obligations and responsibilities arising under the Acquisition Agreement. The foregoing assignments shall not release ABP from any liability under the Acquisition Agreement.

1379426.v9
ImanageDB:4161238.11

2.Conveyance of Property. TGX shall and hereby does direct Transferor, on the Closing Date, to convey the Property to ____________________. Such conveyance shall not release ABP from any liability under the Acquisition Agreement.
3.    Consent by Transferor. As of the Effective Date, Transferor shall and hereby does consent to the foregoing assignment and assumption of the Acquisition Agreement and instructions regarding the conveyance of the Property.
4.    Benefit. This Assignment Agreement and all of the terms, covenants, and conditions hereof shall extend to the benefit of and be binding upon the respective successors and permitted assigns of the parties hereto.
5.    Modifications. This Assignment Agreement may not be amended modified or otherwise changed in any manner except in writing and executed by the parties to be charged.
6.    Miscellaneous. This Assignment Agreement shall be governed and construed in accordance with the laws of the State in which the Property is located. Any liability which may arise as a consequence of the execution of this Assignment by any entity that is party hereto shall be a liability of such entity and not the personal liability any officer, director, shareholder or employee of such entity or any affiliate thereof. This Assignment Agreement may be executed in counterparts and delivered by fax machine, as a PDF attached to an email, or by other electronic transmission, and each counterpart so executed shall, irrespective of the date of its execution and delivery, be deemed an original, and the counterparts together shall constitute one and the same instrument.
[SIGNATURE PAGES FOLLOW]

1379426.v9
ImanageDB:4161238.11

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the day and year first above written.

ABP:
A & B PROPERTIES HAWAII, LLC, SERIES R, a series of a Delaware limited liability company By: __________________________________ Name: Title: By: __________________________________ Name: Title:
____________________:
____________________, a ____________________ By: _______________________________ Name: Title: By: _______________________________ Name: Title:
[SIGNATURES CONTINUE ON THE FOLLOWING PAGES]

1379426.v9
ImanageDB:4161238.11

TGX:
T. G. EXCHANGE, INC., a Hawaii corporation By: __________________________________ Name: Title: By: __________________________________ Name: Title:
[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

1379426.v9
ImanageDB:4161238.11

Transferor:
____________________, a ____________________ By: __________________________________ Name: Title:
____________________, a ____________________ By: __________________________________ Name: Title:

1379426.v9
ImanageDB:4161238.11

EXHIBIT U

1031 ASSIGNMENT & RELEASE AGREEMENT

ASSIGNMENT AND RELEASE AGREEMENT
THIS ASSIGNMENT AND RELEASE AGREEMENT (this “Release Agreement”) is entered into as of this ____ day of ________, 2017 (the “Effective Date,” which is one day after the Closing Date) by and among (i) T. G. EXCHANGE, INC., a Hawaii corporation (“TGX”); (ii) A & B PROPERTIES HAWAII, LLC, SERIES R, a series of a Delaware limited liability company (“ABP”), and _______________________ (“__________”) (together, the “ABP Entities”); and (iii) _______________________, and _______________________ (together, “Transferor”).
THE PARTIES ENTER INTO THIS ASSIGNMENT AND RELEASE AGREEMENT on the basis of the following facts, understandings and intentions:
A.    ABP and Transferor entered into that certain Purchase and Sale Agreement with reference date ______________ (as amended, and including addenda, the “Acquisition Agreement”), whereby, subject to certain terms and conditions, Transferor agreed to convey to ABP or its permitted assigns the real property located at __________________________ (the “Property”), as more particularly described in the Acquisition Agreement. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Acquisition Agreement.
B.    Pursuant to that certain Assignment and Assumption Agreement dated as of ________ ____, 2017 (the “Assignment Agreement”), ABP assigned all of its right, title and interest in, to and under the Acquisition Agreement to TGX. TGX assumed and accepted ABP’s obligations arising under the Acquisition Agreement, but directed that the Property be conveyed to __________________. Transferor consented to the assignment and instructions regarding the conveyance of the Property.
C.    The Property was transferred to ___________________ pursuant to the Acquisition Agreement (as assigned).
D.    TGX now desires to reassign to the ABP Entities any remaining representations, warranties, indemnities, covenants, liabilities and obligations which survive the date of closing of escrow and transfer of the Real Property (the “Closing”).
NOW THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties hereto, the parties agree as follows:
1.    Assignment by TGX. As of the Effective Date, TGX shall and hereby does reassign and transfer to the ABP Entities all of its right, title and interest in, to and under each of the representations, warranties, indemnities, covenants, liabilities and obligations in the Acquisition Agreement which by their terms survive the Closing; and the ABP Entities hereby assume the same.

1379426.v9
ImanageDB:4161238.11

2.    Consent and Release of Assignor. As of the Effective Date, Transferor shall and hereby does (a) consent to the foregoing assignment and (b) release TGX of and from any and all obligations TGX may now have or may in the past have had or in the future may have towards Transferor arising under or in connection with the Acquisition Agreement. This Release Agreement does not release the ABP Entities from any liability under the Acquisition Agreement.
3.    Benefit. This Release Agreement and all of the terms, covenants, and conditions hereof shall extend to the benefit of and be binding upon the respective successors and permitted assigns of the parties hereto.
4.    Modifications. This Release Agreement may not be amended, modified or otherwise changed in any manner except in writing and executed by the parties to be charged.
5.    Miscellaneous. This Release Agreement shall be governed and construed in accordance with the laws of the State in which the Real Property is located. Any liability which may arise as a consequence of the execution of this Assignment by any entity that is party hereto shall be a liability of such entity and not the personal liability of any officer, director, shareholder or employee of such entity or any affiliate thereof. This Release Agreement may be executed in counterparts and delivered by fax machine, as a PDF attached to an email, or by other electronic transmission, and each counterpart so executed shall, irrespective of the date of its execution and delivery, be deemed an original, and the counterparts together shall constitute one and the same instrument.
[SIGNATURES PAGES FOLLOW]

1379426.v9
ImanageDB:4161238.11

IN WITNESS WHEREOF, the parties hereto have executed this Release Agreement as of the day and year first above written.

TGX:
T. G. EXCHANGE, INC., a Hawaii corporation By: __________________________________ Name: Title: By: __________________________________ Name: Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

1379426.v9
ImanageDB:4161238.11

ABP:
A & B PROPERTIES HAWAII, LLC, SERIES R a series of a Delaware limited liability company By: __________________________________ Name: Title: By: __________________________________ Name: Title:
____________________:
____________________, a ____________________ By: _______________________________ Name: Title: By: _______________________________ Name: Title:

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

1379426.v9
ImanageDB:4161238.11

Transferor:
____________________, a ____________________ By: __________________________________ Name: Title:
____________________, a ____________________ By: __________________________________ Name: Title:

1379426.v9
ImanageDB:4161238.11

EXHIBIT V FORM OF ASSIGNMENT OF DECLARANT RIGHTS
Return by Mail ( ) Pickup ( x ) To: This document contains _____ pages
Tax Map Key Nos.

ASSIGNMENT AND ASSUMPTION OF [DECLARANT, DEVELOPER] RIGHTS
THIS ASSIGNMENT AND ASSUMPTION OF [DECLARANT, DEVELOPER] RIGHTS (“Assignment”) is made effective as of             , 20 (“Effective Date”), by and between [TRC SPE], a [Delaware limited liability company] whose address is ____________________________________ (“Assignor”), and [A & B PROPERTIES HAWAII, LLC, a Delaware limited liability company], whose address is 822 Bishop Street, Honolulu, Hawaii 96813 (“Assignee”).
RECITALS.
A.    Assignor and Assignee have heretofore entered into that certain Purchase and Sale Agreement dated as of (the “Purchase Agreement”), pursuant to which Assignor has agreed to sell to Assignee, and Assignee has agreed to purchase from Assignor, that certain real property commonly known as [__________________] located at [__________________________] (the “Property”).
B.    Assignor is the [“Declarant,” “Developer,” etc.] under that certain [Declaration, REA, etc.] dated as of         , and [filed / recorded] in the [Office of the Assistant Registrar of the Land Court of the State of Hawaii / Bureau of Conveyances of the State of Hawaii] as Document No.          [(the “Declaration”) (the “REA”) etc.]
C.    By this Assignment, Assignor, as the [Declarant, Developer, etc.] under the [Declaration, REA, etc.], desires to assign and transfer to Assignee, and Assignee agrees to assume, all of the rights, privileges, powers, interests and obligations of the [Declarant, Developer, etc.] under the [Declaration, REA, etc.].
NOW THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to the following:
1.Assignor hereby assigns and transfers to Assignee all of the rights, privileges, powers, interests and obligations of the [Declarant, Developer, etc.] under the [Declaration, REA, etc.].
2.Assignee hereby assumes all of the rights, privileges, powers, interests and obligations of the [Declarant, Developer, etc.] under the [Declaration, REA, etc.] and covenants to and with Assignor that Assignee shall observe and perform the rights, privileges, powers, interests and obligations of the [Declarant, Developer, etc.] in accordance with the terms thereof.
3.Assignee hereby agrees to indemnify and hold Assignor harmless from and against any claims, costs or liabilities in connection with Assignee’s breach of any of the [Declaration, REA, etc.] arising or accruing on or after the date hereof. Assignor agrees to indemnify and hold Assignee harmless from and against any claims, costs or liabilities in connection with Assignor’s breach of any of the [Declaration, REA, etc.] arising or accruing prior to and until (but not including) the date hereof.

ImanageDB:4161238.11

4.The recourse of Assignee against Assignor, and its members, managers, officers, employees, agents and representatives, with respect to any alleged breach by or on the part of Assignor of any representation, warranty, covenant, undertaking, indemnity or agreement contained in this Assignment is subject to, and shall be limited as set forth in, the Purchase Agreement (including without limitation Section 9.2, Section 9.6 and Section 10 thereof).
5.This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
6.The parties hereto agree that this instrument may executed in counterparts, each of which shall be deemed an original and said counterparts shall together constitute one and the same agreement binding all of the parties hereto notwithstanding all of the parties are not signatory to the original or the same counterparts. For all purposes, including without limitation, recordation, filing and delivery of this instrument, duplicate unexecuted and unacknowledged pages of the counterparts may be discarded and the remaining pages assembled as one document.
[Signatures on the following page]

1379426.v9
ImanageDB:4161238.11

IN WITNESS WHEREOF, the undersigned have executed this instrument effective as of the Effective Date.

ASSIGNOR:	[TRC SPE] By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member By: Name: Title:
ASSIGNEE:	[A & B PROPERTIES HAWAII, LLC, a Delaware limited liability company] By: Name: Title: By: Name: Title:

“Assignee”

1379426.v9
ImanageDB:4161238.11

[CALIFORNIA NOTARY FORM]

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF	____________________	)SS
COUNTY OF	____________________	)

On _____________ _____, 20__ before me, ______________________________, Notary Public, personally appeared ___________________as___________________ of [______________], who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature __________________________________

This area for official notarial seal

1379426.v9
ImanageDB:4161238.11

STATE OF HAWAII CITY AND COUNTY OF HONOLULU	) ) )	ss.
On ______________ before me personally appeared ____________________________, to me personally known, who, being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable, in the capacity shown, having been duly authorized to execute such instrument in such capacity.

Type or print name:
Notary Public, State of Hawaii
My commission expires:
(Official Stamp or Seal)

NOTARY CERTIFICATION STATEMENT
Document Identification or Description: Assignment and Assumption of
[Declarant, Developer] Rights

☐ Doc. Date: ___________________ or ☐ Undated at time of notarization
No. of Pages: ___ Jurisdiction: First Circuit
   (in which notarial act is performed)

Signature of Notary Date of Notarization and
         Certification Statement

           (Official Stamp or Seal)
Printed Name of Notary

1379426.v9
ImanageDB:4161238.11

STATE OF HAWAII CITY AND COUNTY OF HONOLULU	) ) )	ss.
On ______________ before me personally appeared ____________________________, to me personally known, who, being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable, in the capacity shown, having been duly authorized to execute such instrument in such capacity.

Type or print name:
Notary Public, State of Hawaii
My commission expires:
(Official Stamp or Seal)

NOTARY CERTIFICATION STATEMENT
Document Identification or Description: Assignment and Assumption of
[Declarant, Developer] Rights

☐ Doc. Date: ___________________ or ☐ Undated at time of notarization
No. of Pages: ___ Jurisdiction: First Circuit
   (in which notarial act is performed)

Signature of Notary Date of Notarization and
         Certification Statement

           (Official Stamp or Seal)
Printed Name of Notary

1379426.v9
ImanageDB:4161238.11

EXHIBIT W
FORM OF GUARANTY
This Guaranty (“Guaranty”) is entered into as of _________________________ by TERRAMAR RETAIL CENTERS, LLC, a Delaware limited liability company (“Guarantor”) in favor of A & B PROPERTIES HAWAII, LLC, SERIES R, a series of a Delaware limited liability company, and [insert names of Purchaser Designees] (individually and collectively, “Purchaser”) with reference to the following:
WHEREAS, A & B PROPERTIES HAWAII, LLC, SERIES R, a series of a Delaware limited liability company and Guarantor’s subsidiaries, HOKULEI VILLAGE, LLC, a Delaware limited liability company, TRC LAULANI VILLAGE, LLC, a Delaware limited liability company, LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company and PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company (individually and collectively, “Seller”) entered into that certain Purchase and Sale Agreement dated November ______, 2017 (the “Agreement”), regarding Purchaser’s acquisition of three shopping centers owned by Seller located in the State of Hawaii (the “Properties”); and
WHEREAS, Guarantor will directly or indirectly benefit from Purchaser’s purchase of the Properties pursuant to the Agreement; and
WHEREAS, pursuant to Section 10.2 of the Agreement, Seller agreed to at closing under the Agreement (“Closing”) deliver Guarantor’s guaranty of Seller’s payment of Seller’s debts, obligations or liabilities to Purchaser that arise after Closing pursuant to or in connection with the representations, warranties, indemnifications, covenants or other obligations of Seller under the Agreement or any document of conveyance executed by Seller or delivered to Purchaser by Seller in connection with Closing (the “Post-Closing Obligations”).
NOW THEREFORE, in consideration of the foregoing premises and as an inducement for Purchaser’s execution, delivery and performance of the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby agrees as follows:
1.Guarantor unconditionally guarantees to Purchaser Seller’s full and punctual payment of all of the Post-Closing Obligations, provided that Guarantor’s total liability under this Guaranty shall not exceed Ten Million Dollars ($10,000,000.00) (the “Liability Limitation”). The Liability Limitation under this Guaranty shall be reduced by the amount of any payments Purchaser receives from Seller or the Holdback Account established under Section 10.1 of the Agreement.
2.    Purchaser’s right to enforce this Guaranty shall survive for only twelve (12) months from and after the Closing (the “Survival Period”). No claim by Purchaser against Guarantor under this Guaranty shall be actionable or payable unless written notice containing a description of the specific nature of such claim shall have been given to Guarantor prior to the expiration of the Survival Period and an action shall have been commenced in a court having

Schedule 1.4-1
1379426.v9
ImanageDB:4161238.11

jurisdiction within forty-five (45) days after the expiration of the Survival Period, in which case Guarantor’s obligations hereunder with respect to such action shall survive until such action is fully and finally resolved.
3.    Until the expiration of the Survival Period, Guarantor shall maintain net assets, determined in accordance with generally accepted accounting principles, of no less than TWO HUNDRED MILLION DOLLARS ($200,000,000.00) (the “Net Assets Requirement”). If at any time during the Survival Period Guarantor does not meet the Net Assets Requirement, Guarantor shall immediately deposit in the Holdback Account established under Section 10.1 of the Agreement Nine Million Dollars ($9,000,000), which amount shall become part of the Holdback Amount and shall be held and disbursed in accordance with Section 10.1 of the Agreement. For purposes of verifying compliance with the Net Assets Requirement, Guarantor shall, throughout the Survival Period, provide Purchaser with Guarantor’s unaudited quarterly financial statements within sixty (60) days after the end of each calendar quarter.
4.    The liability of Guarantor hereunder shall be primary and joint and several with Seller. Guarantor waives notice of any breach or default by Seller. If, at any time, default shall be made by Seller in the payment of any Post-Closing Obligations, Guarantor shall promptly on demand pay to Purchaser the Post-Closing Obligations then-due. If any right of action shall accrue to Purchaser under the Agreement with respect to the Post-Closing Obligations, Purchaser may, at Purchaser’s option, proceed against Guarantor without having commenced any action or having obtained any judgment against Seller.
5.    Any act of Purchaser, or the successors or assigns of Purchaser, consisting of a waiver of any of the terms, covenants, conditions or agreements of the Agreement, or the granting of any indulgences or extensions of time to Seller, may be done without notice to Guarantor and without releasing or otherwise affecting the obligations of Guarantor hereunder.
6.    Intentionally Omitted.
7.    The liability of Guarantor hereunder shall in no way be affected by (a) the release or discharge of Seller in any creditors’, receivership, bankruptcy or other proceedings, (b) the impairment, limitation or modification of the liability of Seller or the estate of Seller in bankruptcy, or any remedy for the enforcement of Seller’s said liability under the Agreement resulting from the operation of any present or future provision of the U.S. Bankruptcy Code or other statutes or from the decisions of any court, (c) the rejection or disaffirmance of the Agreement in any such proceedings; (d) the assignment or transfer of the Agreement by Seller, (e) any disability or other defense of Seller, or (f) the cessation from any cause whatsoever of the liability of Seller except satisfaction of the Post-Closing Obligations.
8.    Until all of the Post-Closing Obligations are fully discharged, Guarantor (a) shall have no right of subrogation against Seller by reason of any payments or acts or performance by Guarantor in compliance with the obligations of Guarantor hereunder, (b) waives any right to enforce any remedy which Guarantor now or hereafter shall have against Seller by reason of any one or more payments or acts of performance in compliance with the obligations of Guarantor hereunder, and (c) subordinates any liability or indebtedness of Seller now or hereafter held by

Schedule 1.4-2
1379426.v9
ImanageDB:4161238.11

Guarantor to the obligations of Seller to the Purchaser under the Agreement; provided, however, that nothing contained herein shall prohibit Seller from making capital distributions to Guarantor.
9.    Guarantor hereby (a) consents to any amendments, modifications, extensions or renewals of the Agreement and (b) waives notice of any such amendments, modifications, extensions or renewals.
10.    The Guarantor shall pay all costs and expenses, including reasonable attorneys’ fees, incurred by Purchaser in enforcing the obligations of Seller hereby guaranteed or the obligations of Guarantor hereunder.
11.    This instrument shall be governed by the laws of the State of Hawaii.
12.    Guarantor hereby irrevocably submits to the jurisdiction of the Circuit Court of the First Circuit of the State of Hawaii and the Federal District Court for the District of Hawaii.
13.    Guarantor and Purchaser by accepting this Guaranty hereby waive their right to trial by jury in any action proceeding or counterclaim brought in connection with this Guaranty or the Agreement.
14.    Guarantor shall not take any action the sole purpose of which is to avoid liability under this Guaranty.
15.    All notices, requests, demands or other communications required or permitted under this Guaranty shall be in writing and delivered personally or by certified mail, return receipt requested, postage prepaid, or by overnight courier (such as Federal Express), addressed as follows below. All notices given in accordance with the terms hereof shall be deemed given when received or upon refusal of delivery. Either party hereto may change the address for receiving notices, requests, demands or other communication by notice sent in accordance with the terms of this Section.

Schedule 1.4-3
1379426.v9
ImanageDB:4161238.11

If to Guarantor: Terramar Retail Centers, LLC 4695 MacArthur Court, Suite 700 Newport Beach, CA 92660 Attention: Tom Kuehl Telephone: (949) 662-2122
With a copy to: Barack Ferrazzano Kirschbaum & Nagelberg LLP 200 West Madison Street, Suite 3900 Chicago, Illinois 60606 Attention: Chuck Picton, Esq. Telephone: (312) 629-5133
If to Purchaser: c/o A&B Properties Hawaii, LLC Series R 822 Bishop Street Honolulu, Hawaii 96813 Attention: Jeff Pauker Telephone: (808) 525-6611
With a copy to:
A&B Properties Hawaii, LLC Series R
822 Bishop Street
Honolulu, Hawaii 96813
Attention: General Counsel
Telephone: (808) 525-6611

With a copy to:
Cades Schutte LLP
1000 Bishop Street, 12th Floor
Honolulu, Hawaii 96813
Attention: Richard Kiefer, Esq.
Telephone: (808) 521-9200

16.    This instrument may not be changed, modified, discharged or terminated orally or in any other manner other than by an agreement in writing signed by Guarantor and Purchaser.
IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first written above.
TERRAMAR RETAIL CENTERS, LLC
By
Name:

Schedule 1.4-4
1379426.v9
ImanageDB:4161238.11

Title:

Schedule 1.4-5
1379426.v9
ImanageDB:4161238.11

SCHEDULE 1.4
TANGIBLE PERSONAL PROPERTY

Schedule 1.4-6
1379426.v9
ImanageDB:4161238.11

SCHEDULE 1.7
OTHER AGREEMENTS

1.
Those two (2) certain AIA Document A102 – 2007 Standard Form of Agreements Between Owner and Contractor by and between Puunene Seller, as owner, and Maryl Group Construction, Inc., as contractor, including all amendments thereto, concerning the development of the Puunene Shopping Center.

2.
That certain AIA Document A102 – 2007 Standard Form of Agreement Between Owner and Contractor by and between Puunene Seller, as owner, and Maryl Group Construction, Inc., as contractor, including all amendments thereto, regarding the Ulta space build-out at Puunene.

3.
All contracts between Puunene Seller and any architects, engineers or other design professionals or contractors in connection with the work covered by the contracts listed above to be identified by Seller within seven (7) days of the Effective Date.

Schedule 1.7-1
1379426.v9
ImanageDB:4161238.11

SCHEDULE 2.1
PURCHASE PRICE ALLOCATION

Seller and Purchaser agree that the Purchase Price is allocated as follows for purposes of this Agreement:

1.    $124,000,000.00 is allocated to the Laulani Land and the Pad G Land, collectively, the Improvements thereon, and all related assets.

2. $70,000,000.00 is allocated to the Hokulei Land, the Improvements thereon, and all related assets.

3.    $68,500,000.00 is allocated to the Puunene Land, the Improvements thereon, and all related assets.

For purposes of calculations of State of Hawaii conveyance tax the parties agree to further allocate each such amounts among the separate Tax Map Key parcels that comprise each of the shopping centers.

Schedule 2-2
1379426.v9
ImanageDB:4161238.11

SCHEDULE 2.2
LEASING & CONSTRUCTION CREDITS

Schedule 2-2
1379426.v9
ImanageDB:4161238.11

SCHEDULE 4.1(n)
DECLARATIONS AND R.E.A.s

No.	Property	Document/Agreement	Counterparty
1.	Puunene Shopping Center	Operation and Easement Agreement Dated: November 8, 2013 Document No.: A-50600305 Parties: Target Corporation, Property Development Centers LLC, and PDC I, Inc.	“Party” – Target Corporation, a Minnesota corporation “Operator” - (if any)
2.	Laulani
Amended and Restated Declaration of Easements with Covenants and Restrictions Affecting Land
Dated: June 6, 2013
Document No.: A-49050284
Parties: Property Development Centers LLC, a Delaware limited liability company and Safeway Inc., a Delaware corporation

“Owner” - (1) American Savings Bank, F.S.B., a federal savings bank , and (2) City Mill Company, Limited, a Hawaii corporation
“Maintenance Director” – Property Development Centers LLC, a Delaware limited liability company is the initial Maintenance Director under the original Declaration
Safeway Inc., a Delaware corporation

3.	Laulani
Amended and Restated Infrastructure Plan dated and effective October 19, 2011, by and between Gentry Homes, Ltd., a Hawaii corporation and Property Development Centers, LLC, a Delaware limited liability company

(1) Gentry Homes, Ltd., a Hawaii corporation
4.	Hokulei Village	Exhibit “D” (Reciprocal Easement Agreement) to Declaration of Condominium Property Regime of Hokulei Village	(1) Grove Farm Properties, Inc., a Hawaii corporation (2) American Savings Bank, F.S.B., a federal savings Bank
5.	Hokulei Village	Exhibit “E” (Restrictive Agreement Affecting Revised Phase 2 Land) to Declaration of Condominium Property Regime of Hokulei Village	(1) Grove Farm Properties, Inc., a Hawaii corporation (2) Safeway, Inc., a Delaware corporation

Schedule 4.1(n)-1
1379426.v9
ImanageDB:4161238.11

6.	Puunene Shopping Center	Declaration of Condominium Property Regime	(1) Target Corporation (2) Association of Unit Owners
7.	Puunene Shopping Center	Site Development Agreement dated November 8, 2013	(8) Target Corporation

Schedule 4.1(n)-2
1379426.v9
ImanageDB:4161238.11

SCHEDULE 8.1
DUE DILIGENCE DOCUMENTS
Those documents, reports and agreements related to the Property delivered, or otherwise made available, to Purchaser on or before the Effective Date.

Schedule 8.1-1
1379426.v9
ImanageDB:4161238.11

SCHEDULE 9.3.1
APPROVED NEW LEASES

PUUNENE LAND
JERSEY MIKE’S
HAWAII STATE FEDERAL CREDIT UNION
STARBUCKS
FORK & SALAD
LAULANI LAND & PAD G LAND
NONE
LAULANI LAND & PAD G LAND
NONE
HOKULEI LAND
TWO MOTHERS MONTESSORI

Schedule 9.3.1-1
1379426.v9
ImanageDB:4161238.11

SCHEDULE 9.3.6
PERMITTED ACTIONS
Amendment of the Safeway Inc. lease at the Hokulei Land to increase the “monthly rent” payable thereunder to $155,437.00 per month, effective no later than the Closing Date.

Schedule 9.3.6-1
1379426.v9
ImanageDB:4161238.11

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
Hokulei Village, Lihue, HI
Laulani Village, Ewa Beach, HI
Pad G, Ewa Beach, HI
Puunene Shopping Center, Kahului, HI

This First Amendment to Purchase and Sale Agreement (this “Agreement”) is made and entered into as of the ___18th__ day of ______December____, 2017, by and between HOKULEI VILLAGE, LLC, a Delaware limited liability company (with respect to the Hokulei Land and other Property directly related thereto, “Hokulei Seller”), TRC LAULANI VILLAGE, LLC, a Delaware limited liability company (with respect to the Laulani Land and other Property directly related thereto, “Laulani Seller”), LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company (with respect to the Pad G Land and other Property directly related thereto, “Pad G Seller”) and PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company (with respect to the Puunene Land and other Property directly related thereto, “Puunene Seller”; together with Hokulei Seller, Laulani Seller and Pad G Seller, “Seller”), and A & B PROPERTIES HAWAII, LLC, SERIES R, a series of a Delaware limited liability company (“Purchaser”).
Recitals
WHEREAS, Seller and Purchaser entered into that certain Commercial Real Property Purchase and Sale Agreement dated November 22, 2017 (“PSA”), for the sale and purchase of the above-referenced properties (collectively, the “Property”); and
WHEREAS, the parties hereto desire to amend the PSA as provided herein.
Agreement
NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:
1.Due Diligence Period.  Under Section 8.1 of the PSA, the end of the Due Diligence Period shall be changed from 5:00 p.m., Hawaii-Aleutian Standard Time, on December 18, 2017, to 5:00 p.m., Hawaii-Aleutian Standard Time, on December 19, 2017.
2.Counterparts; Signatures.  This Agreement may be executed in any number of counterparts and by each of the undersigned on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts put together shall constitute but one and the same Agreement. Signatures to this Agreement transmitted by .pdf, electronic mail or other electronic means shall be treated as originals in all respects for purposes of this Agreement.
[Signature Page to Follow]
IN WITNESS WHEREOF, Seller and Purchaser have executed this Agreement as of the day and year first above written.

Schedule 9.3.6-2
1379426.v9
ImanageDB:4161238.11

SELLER:
HOKULEI VILLAGE, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member

By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

TRC LAULANI VILLAGE, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO
LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company

By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

Schedule 9.3.6-3
1379426.v9
ImanageDB:4161238.11

PURCHASER:
A & B PROPERTIES HAWAII, LLC, SERIES R, a Delaware limited liability company
By: /s/ Charles W. Loomis
Name: Charles W. Loomis
Title: Assistant Secretary
company

By: /s/ Jeff Pauker
Name: Jeffrey Pauker
Title: Vice President

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT
Hokulei Village, Lihue, HI
Laulani Village, Ewa Beach, HI
Pad G, Ewa Beach, HI
Puunene Shopping Center, Kahului, HI

This Second Amendment to Purchase and Sale Agreement (this “Agreement”) is made and entered into as of the __19__ day of __December____, 2017, by and between HOKULEI VILLAGE, LLC, a Delaware limited liability company (with respect to the Hokulei Land and other Property directly related thereto, “Hokulei Seller”), TRC LAULANI VILLAGE, LLC, a Delaware limited liability company (with respect to the Laulani Land and other Property directly related thereto, “Laulani Seller”), LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company (with respect to the Pad G Land and other Property directly related thereto, “Pad G Seller”) and PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company (with respect to the Puunene Land and other Property directly related thereto, “Puunene Seller”; together with Hokulei Seller, Laulani Seller and Pad G Seller, “Seller”), and A & B PROPERTIES HAWAII, LLC, SERIES R, a series of a Delaware limited liability company (“Purchaser”).
Recitals
WHEREAS, Seller and Purchaser entered into that certain Commercial Real Property Purchase and Sale Agreement dated November 22, 2017, which was amended by First Amendment to Purchase and Sale Agreement dated December 18, 2017 (collectively “PSA”), for the sale and purchase of the above-referenced properties (collectively, the “Property”); and
WHEREAS, the parties hereto desire to amend the PSA as provided herein.
Agreement
NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

Schedule 9.3.6-4
1379426.v9
ImanageDB:4161238.11

3.Due Diligence Period.  Under Section 8.1 of the PSA, the end of the Due Diligence Period shall be changed from 5:00 p.m., Hawaii-Aleutian Standard Time, on December 19, 2017, to 5:00 p.m., Hawaii-Aleutian Standard Time, on December 20, 2017.
4.Counterparts; Signatures.  This Agreement may be executed in any number of counterparts and by each of the undersigned on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts put together shall constitute but one and the same Agreement. Signatures to this Agreement transmitted by .pdf, electronic mail or other electronic means shall be treated as originals in all respects for purposes of this Agreement.
[Signature Page to Follow]
IN WITNESS WHEREOF, Seller and Purchaser have executed this Agreement as of the day and year first above written.

Schedule 9.3.6-5
1379426.v9
ImanageDB:4161238.11

SELLER:
HOKULEI VILLAGE, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member

By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

TRC LAULANI VILLAGE, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO
LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company

By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

Schedule 9.3.6-6
1379426.v9
ImanageDB:4161238.11

PURCHASER:
A & B PROPERTIES HAWAII, LLC, SERIES R, a Delaware limited liability company
By: /s/ Charles W. Loomis
Name: Charles W. Loomis
Title: Assistant Secretary
company

By: /s/ Jeff Pauker
Name: Jeffrey Pauker
Title: Vice President

THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT
Hokulei Village, Lihue, HI
Laulani Village, Ewa Beach, HI
Pad G, Ewa Beach, HI
Puunene Shopping Center, Kahului, HI

This Third Amendment to Purchase and Sale Agreement (this “Agreement”) is made and entered into as of the __20___ day of ___December____, 2017, by and between HOKULEI VILLAGE, LLC, a Delaware limited liability company (with respect to the Hokulei Land and other Property directly related thereto, “Hokulei Seller”), TRC LAULANI VILLAGE, LLC, a Delaware limited liability company (with respect to the Laulani Land and other Property directly related thereto, “Laulani Seller”), LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company (with respect to the Pad G Land and other Property directly related thereto, “Pad G Seller”) and PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company (with respect to the Puunene Land and other Property directly related thereto, “Puunene Seller”; together with Hokulei Seller, Laulani Seller and Pad G Seller, “Seller”), and A & B PROPERTIES HAWAII, LLC, SERIES R, a series of a Delaware limited liability company (“Purchaser”).
Recitals
WHEREAS, Seller and Purchaser entered into that certain Commercial Real Property Purchase and Sale Agreement dated November 22, 2017, which was amended by First Amendment to Purchase and Sale Agreement dated December 18, 2017 and Second Amendment to Purchase and Sale Agreement dated December 19, 2017 (as amended, the “PSA”), for the sale and purchase of the above-referenced properties (collectively, the “Property”); and
WHEREAS, the parties hereto desire to amend the PSA as provided herein.
Agreement
NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

Schedule 9.3.6-7
1379426.v9
ImanageDB:4161238.11

5.Due Diligence Period.  Under Section 8.1 of the PSA, the end of the Due Diligence Period shall be changed from 5:00 p.m., Hawaii-Aleutian Standard Time, on December 20, 2017, to 5:00 p.m., Hawaii-Aleutian Standard Time, on December 22, 2017.
6.Ratifications.  This Agreement, and all terms, provisions, conditions and exhibits contained in the PSA, are hereby ratified, and shall be deemed in full force and effect, except as specifically herein amended.
7.Counterparts; Signatures.  This Agreement may be executed in any number of counterparts and by each of the undersigned on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts put together shall constitute but one and the same Agreement. Signatures to this Agreement transmitted by .pdf, electronic mail or other electronic means shall be treated as originals in all respects for purposes of this Agreement.
[Signature Page to Follow]
IN WITNESS WHEREOF, Seller and Purchaser have executed this Agreement as of the day and year first above written.

Schedule 9.3.6-8
1379426.v9
ImanageDB:4161238.11

SELLER:
HOKULEI VILLAGE, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member

By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

TRC LAULANI VILLAGE, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO
LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company

By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

Schedule 9.3.6-9
1379426.v9
ImanageDB:4161238.11

PURCHASER:
A & B PROPERTIES HAWAII, LLC, SERIES R, a Delaware limited liability company
By: /s/ Jeff Pauker
Name: Jeff Pauker
Title:Vice President
company

By: /s/ Charlie Loomis
Name: Charlie Loomis
Title: Asst. Secretary

FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

This Fifth Amendment to Purchase and Sale Agreement (this “Amendment”) is made and entered into as of December __28___, 2017, by and between HOKULEI VILLAGE, LLC, a Delaware limited liability company (with respect to the Hokulei Land and other Property directly related thereto, “Hokulei Seller”), TRC LAULANI VILLAGE, LLC, a Delaware limited liability company (with respect to the Laulani Land and other Property directly related thereto, “Laulani Seller”), LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company (with respect to the Pad G Land and other Property directly related thereto, “Pad G Seller”) and PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company (with respect to the Puunene Land and other Property directly related thereto, “Puunene Seller”; together with Hokulei Seller, Laulani Seller and Pad G Seller, “Seller”), and A & B PROPERTIES HAWAII, LLC, SERIES R, a series of a Delaware limited liability company (“Purchaser”).
Recitals
WHEREAS, Seller and Purchaser entered into that certain Commercial Real Property Purchase and Sale Agreement dated November 22, 2017, as amended by First Amendment to Purchase and Sale Agreement dated December 18, 2017, Second Amendment to Purchase and Sale Agreement dated December 19, 2017, Third Amendment to Purchase and Sale Agreement dated December 20, 2017, and Fourth Amendment to Purchase and Sale Agreement dated December 21, 2017 (as amended, the “Agreement”), for the sale and purchase of the above-referenced properties (collectively, the “Property”); and
WHEREAS, the parties hereto desire to amend the Agreement as provided herein to (a) address issues identified during the Due Diligence Period and (b) document certain commitments by Seller made to induce Purchaser to issue the partial Notice of Acceptance set forth below.
Agreement
NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

Schedule 9.3.6-10
1379426.v9
ImanageDB:4161238.11

8.Defined Terms.  All capitalized terms used in this Amendment but not otherwise defined shall have their same meanings as set forth in the Agreement and Section references refer to Sections of the Agreement except as otherwise expressly provided.
9.Addition of Units H and K to the Hokulei Land. The description of the Hokulei Land set forth in Exhibit A-1 to the Agreement is deleted and replaced with the new Exhibit A-1 attached hereto.
10.Service Contracts. The agreed schedule of Service Contracts pursuant to Section 1.5 is attached hereto as Schedule 1.5. Purchaser has elected to assume all of the Service Contracts at Closing.
11.Schedule of Intangibles. For avoidance of doubt, the Intangibles as defined in Section 1.6 shall include, without limitation, the warranties listed on Schedule 1.6 attached hereto, which shall be assigned to Purchaser at Closing by the General Assignment.
12.Other Agreements. The agreed schedule of Other Agreements pursuant to Section 1.7 is attached hereto as Schedule 1.7.
13.Excluded Property. Purchaser and Seller agree that the Excluded Property as defined in Section 1 shall also include the contracts listed on Schedule 1.8 attached hereto and all of Seller’s obligations thereunder (“Excluded Contracts”). Seller hereby indemnifies, protects, defends and holds Purchaser and the Purchaser Indemnified Parties harmless from and against any and all Losses that any or all of Purchaser or the Purchaser Indemnified Parties actually suffers and incurs as a result of claims asserted against them with respect to the Excluded Contracts. The Floor Amount shall not apply to Seller’s indemnification obligation under this paragraph.
14.Disapproved Title and Survey Exceptions For the Laulani, Pad G and Puunene Land. Prior to Closing Seller shall perform all of its commitments in Seller’s December 13, 2017, responses to Purchaser’s Notices of Disapproved Title and Survey Exceptions regarding the Laulani and Pad G Land and the Puunene Land, respectively; provided, however, Seller’s failure to do so shall not be a default hereunder or under the Agreement. Without limiting the effectiveness of the Notice of Acceptance provided by Purchaser hereunder with respect to the Laulani Land, the Pad G Land and the Puunene Land, and all of the other Property associated with each of the foregoing, solely with respect to such Property, the deadline for Purchaser to exercise its right to terminate the Agreement pursuant to Section 3.2 shall be January 5, 2018 and Section 3.2 shall otherwise remain unmodified.
15.Additional Credits to Purchaser. As an inducement to Purchaser to issue the partial Notice of Acceptance set forth below, Seller has agreed to provide Purchaser a credit against the Purchase Price in the amount of Five Hundred Three Thousand and No/100 Dollars ($503,000.00), which amount is net of an offsetting credit in the amount of $313,826.00 in favor of Seller for landlord work at Hokulei. The reduction in the Purchase Price at Closing under Section 2 shall include such credit. For the avoidance of doubt, after reducing the Purchase Price as contemplated in Section 8 of this Amendment and Section 2, the credits accounting for such reductions shall no longer be applicable.
16.Partial Notice of Acceptance. Pursuant to Section 8.1, and in consideration of and reliance on the commitments by Seller set forth in this Amendment, Purchaser hereby gives Notice of Acceptance with respect to the Laulani Land, the Pad G Land and the Puunene Land, and all of the other Property associated with each of the foregoing. Without limiting the generality of the foregoing, Seller shall indemnify Purchaser for the actual, documented Entitlement Costs (as hereinafter defined), up to a maximum amount of Five Hundred Thousand and No/100 Dollars ($500,000.00) (the “Entitlement Costs Cap”), incurred by Purchaser during the eighteen (18) month

Schedule 9.3.6-11
1379426.v9
ImanageDB:4161238.11

period commencing on the Closing Date solely with respect to the following matters and matters related thereto (collectively, “Entitlement Compliance”):
(a)submission to the Hawaii Land Use Commission (“LUC”) of the status report required under the LUC’s order approving the land use District Boundary Amendment for the Laulani Land, and receipt of confirmation from the LUC or its executive director that the Laulani Land is in compliance with all conditions on the LUC’s approval; and
(b)submission to the City & County of Honolulu Department of Planning & Permitting (“DPP”) of the status report required under the conditional zoning for the Laulani Land, and receipt of confirmation from DPP that the Laulani Land is in compliance with the conditions on its zoning (excluding only Condition No. 6’s requirement that a 12’ road widening easement along Fort Weaver Road be dedicated).
(c)written confirmation from appropriate governmental authorities that all off-site improvements required to be dedicated under the Amended & Restated Infrastructure Plan on title to the Laulani Land are acceptable for dedication.
(d)with respect to the Hokulei Land, dedication of Lots 1546-H and 1546-K by dedication deed to the County of Kauai, Hawaii as contemplated by the subdivision map approved by the Land Court of the State of Hawaii with respect to Land Court Application 1087 (amended).
(e)dedication of Lot 1516 Kolopa Street Extension as shown on Map 122 of Land Court Application 1087 (amended), by dedication deed to the County of Kauai, Hawaii.
Purchaser shall provide Seller with a reasonable estimate of the Entitlement Costs within the twelve (12) month period commencing on the Closing Date (the “Estimated Entitlement Costs”). Notwithstanding anything to the contrary contained in the Agreement, Seller and Purchaser agree that the Estimated Entitlement Costs, up to the Entitlement Costs Cap, not indemnified by Seller pursuant to and in accordance with Section 9 of this Amendment on or before expiration of the Survival Period, if any (“Entitlement Holdback Amount”), shall remain in the Holdback Account for the six (6) month period commencing on the expiration of the Survival Period (“Entitlement Holdback Period”). The foregoing shall not limit the release of the portion of the Holdback Amount in excess of the Entitlement Holdback Amount in accordance with the Agreement at expiration of the Survival Period. The Entitlement Holdback Amount shall be held and released in accordance with Section 10.1 of the Agreement, except that the deadline for release of the Entitlement Holdback Amount shall be the expiration of the Entitlement Holdback Period, not expiration of the Survival Period.
As a condition precedent to Seller’s obligation to indemnify Purchaser under Section 9 of this Amendment, within forty-five (45) days of incurring Entitlement Compliance Entitlement Costs, Purchaser shall deliver to Seller the following related thereto: invoices, W-9, documentation reasonably satisfactory to Seller demonstrating that such costs are required by a governmental authority related to the applicable Entitlement Compliance matter, and any other evidence reasonably required by Seller with respect to evidencing the Entitlement Costs incurred by Purchaser for which Purchaser seeks indemnification from Seller pursuant to Section 9 of this Amendment (the “Supporting Information”). If Purchaser fails to timely deliver the Supporting Information, it shall be deemed to have waived its right to indemnification related to such Entitlement Costs and any other rights or remedies it may have under this Amendment and the Agreement related thereto. Purchaser acknowledges and agrees that, notwithstanding anything to the contrary contained herein or in the Agreement, Seller’s indemnification obligation under and in accordance with Section 9 of

Schedule 9.3.6-12
1379426.v9
ImanageDB:4161238.11

this Amendment shall be Seller’s sole obligation to Purchaser with respect to Entitlement Compliance, and Purchaser hereby waives any other Losses Purchaser or Purchaser Indemnified Parties suffers and incurs as a result of Entitlement Compliance. For purposes of Section 9 of this Amendment, “Entitlement Costs” shall mean solely the aggregate sums, up to the Entitlement Costs Cap, of physical improvements to the Property performed by any contractor, subcontractors and other material suppliers for labor and materials in connection with Entitlement Compliance provided that in all instances such costs are required by governmental authorities with respect to Entitlement Compliance, including but not limited to, contractor costs, and site work, and, solely to the extent directly related to the physical improvements required by governmental authorities with respect to Entitlement Compliance, “soft costs,” such as inspections, architecture and engineering fees and permit costs. In no event shall Entitlement Costs (including, without limitation, any “soft costs” related thereto) include marketing costs, entitlement/permit consulting or expediter fees, or legal, court and/or attorney fees. Purchaser’s Notice of Acceptance specifically excludes the Hokulei Land and the other Property associated therewith, which shall be subject to Section 10 of this Amendment.
17.Limited Extension of Due Diligence Period. The Due Diligence Period is extended, with respect to the Hokulei Land and the other Property associated with it until 5:00 p.m., Hawaii-Aleutian Standard Time, on January 5, 2018. As soon as reasonably possible Seller shall deliver to Purchaser (a) an updated Preliminary Title Commitment and Survey for the Hokulei Land, including the lots added thereto by this Amendment, (b) final drafts of all additional documents affecting the Hokulei Land that Seller proposes to record prior to or in connection with Closing, and (c) any other new agreements regarding the Hokulei Land, if any, that would be binding on Purchaser after Closing. Prior to the end of the extended Due Diligence Period Seller and Purchaser shall endeavor to enter into an amendment of the Agreement that shall (i) identify other agreements, if any, that Purchaser shall assume or be bound by at Closing with respect to the Hokulei Land, (ii) amend Schedule 4.1(n) to identify any additional declarations, easements or other agreements pertaining to the Hokulei Land to be assigned to Purchaser at Closing, (iii) identify the Counterparty Estoppel Certificates relating to the Hokulei Land, delivery of which will be conditions precedent to Closing to the extent required under Section 8.3, (iv) define the terms and conditions of any “gap closing” or “bulk closing” required to accommodate Seller’s proposed recordings at Closing, and (v) such other terms pertaining to the Hokulei Land as Purchaser may require. The failure of Seller and Purchaser to enter into such an amendment prior to the end of the extended Due Diligence Period shall not be a default by Seller hereunder or under the Agreement. If a “bulk closing” is required and, as a result, Purchaser is required to deposit the balance of the Purchase Price more than two business days before Closing, Purchaser shall be entitled to a credit at Closing in an amount equal to $26,250 for each additional calendar day the full Purchase Price is held in escrow, provided that such credit shall not exceed a total of $262,500. If during the extended Due Diligence Period the parties reach agreement on such an amendment (or Purchaser waives such requirement) and Purchaser determines (in its sole and absolute discretion) that it is otherwise satisfied with Hokulei Land’s title, then prior to the end of the extended Due Diligence Period Purchaser may give Seller Notice of Acceptance with respect to the Hokulei Land, whereupon the parties shall proceed to close this transaction, on and subject to the terms and conditions of

Schedule 9.3.6-13
1379426.v9
ImanageDB:4161238.11

the Agreement, as amended hereby. If Purchaser does not give Seller Notice of Acceptance regarding the Hokulei Land prior to the end of the extended Due Diligence Period, Purchaser shall be deemed to have terminated this Agreement, whereupon Escrow Agent shall promptly refund the Earnest Money to Purchaser, and neither party shall have any further rights or obligations under this Agreement or the ROE except those which expressly survive termination of this Agreement or the ROE. Notwithstanding the extension of Due Diligence as described in Section 10 of this Amendment, Purchaser shall deliver the Additional Earnest Money under Section 2.1 to Escrow Holder no later than January 2, 2018. For avoidance of doubt, this limited extension of the Due Diligence Period shall not be deemed to extend the now-expired deadlines for Seller to enter into New Leases, Service Contracts or Property Agreements without Purchaser’s consent under Sections 9.3.1, 9.3.2 and 9.3.5, respectively. Subject to Purchaser’s right to review and approve agreements related thereto in accordance with the Agreement, Purchaser confirms that it approves the plan related to Section 8.8 of the Agreement (as amended by this Amendment), as outlined on Schedule 8.8, and Seller and Purchaser shall use commercially reasonable efforts to finalize the agreements described on Schedule 8.8 prior to 5:00 p.m., Hawaii-Aleutian Standard Time, on January 5, 2018.
18.Termination of Hokulei CPR. Section 8.8 of the Agreement is hereby amended and restated as follows: “Purchaser’s obligation to close is contingent on recording by Closing of the documents necessary to (i) terminate the existing condominium affecting the Hokulei Land, and (ii) vest fee simple title in Lots 1546-A through 1546-F, and Lot 1546-H and Lot 1546-K, as shown on Map 201, filed with Land Court Application 1087 in the Hokulei Seller.”
19.Additional Conditions Precedent to Closing. The following new subsections are added to Section 8:
8.12.     Puunene Punch List Completion. Seller shall have prior to Closing completed or caused to be completed the work listed on Schedule 8.12 attached hereto, or delivered to Purchaser a revised punch list including such work acknowledged by Contractor as to be completed under the existing scope of its contracts or otherwise at no cost in excess of the amounts of its contracts.
8.13.    Puunene Petco Lease Amendment. Seller shall have delivered a fully-executed amendment to Petco’s lease that attaches missing Exhibits D & E, defines the “commencement date” for purposes of the lease, and confirms there is no rent reset based on measured size of the building.

8.14    Safeway Hokulei Lease Amendment and Waiver. (a) Seller and Safeway Inc. shall have (a) executed a lease amendment acceptable to Purchaser amending the “monthly rent” payable under Safeway Inc.’s lease effective prior to Closing, and (b) Seller shall have received acknowledgement from Safeway waiving any lease violation arising from Seller’s lease to Domino’s Pizza. If the monthly rent under such amendment is less than $155,437.00 per month, a credit shall be added to Schedule 2.2 in an amount equal to a 5% cap rate on the negative variance; provided, however, if no such amendment is entered into prior to Closing, Purchaser shall not receive a credit related thereto.

Schedule 9.3.6-14
1379426.v9
ImanageDB:4161238.11

8.15    Laulani McDonalds Estoppel Certificate. Seller shall have received an estoppel certificate from McDonalds at the Laulani Land certifying without exception Seller’s compliance with its obligations under McDonalds’ lease.
20.Additional Seller Covenants. The following new subsections are added to Section 9.3:
9.3.7    Warranty Assignments. Seller shall use commercially reasonably efforts to secure any consents or approvals required for the assignment to Purchaser of the warranties listed on Schedule 1.6, at Seller’s expense. This commitment shall survive Closing.
9.3.8    Deide Hokulei Completion. Seller shall cause the lien-free completion of the ongoing landlord’s work at Hokulei Suites 40-409, 509-510 & 523. This commitment shall survive Closing.

21.Intentionally Omitted.
22.Approval of Construction Counterparty Estoppel Certificates. Seller confirms that it has approved Purchaser’s proposed Counterparty Estoppel Certificates submitted pursuant to Section 8.3 with respect to the Laulani Land and the Puunene Land, and Purchaser’s proposed Construction Counterparty Estoppel Certificates submitted pursuant to Section 8.4 with Maryl Construction and MGA. Purchaser waives the requirement under Section 8.4 that Seller deliver Construction Counterparty Estoppel Certificates under Section 8.4 from the counterparties listed on Schedule 1.7 other than Maryl Construction and MGA.
23.Loan Assumption. Purchaser and Seller agree that if the fees and costs owing to the Lender by Purchaser in connection with the Loan Assumption pursuant to Section 11.20 exceed $100,000.00, Purchaser may, except as set forth herein, elect to terminate the Agreement, whereupon the Earnest Money shall be returned to Purchaser and neither party shall have any further obligations under this Agreement except for obligations that expressly survive termination; provided, however, (i) such right to terminate shall not apply if Purchaser attempts to renegotiate the terms and conditions of the Loan Documents or otherwise attempts to assume the Loan Documents on anything other than an “as-is” basis; and (ii) in the event Purchaser elects to exercise such option to terminate the Agreement in accordance with Section 16 of this Amendment, Seller shall have the right, but not the obligation, to override such election by electing to pay such amounts in excess of $100,000 at Closing in which event Purchaser’s election to terminate the Agreement shall be of no force and effect and the Earnest Money shall continue to be held by Escrow Agent in accordance with the Agreement. Purchaser and Seller shall use commercially reasonable efforts in negotiating with Lender to minimize applicable fees and costs.
24.Further Assurances. Upon Purchaser’s request after Closing, Seller agrees to, at no material cost or liability to Seller, take such actions as are reasonably necessary or convenient to implement or complete the assignment or transfer of the Property to Purchaser, to transfer to Purchaser any other permits, rights, agreements or other property incidental to the ownership or operation of the Property that are identified after Closing, and/or to effectuate the purpose and intent of the Agreement.
25.Attachments. The following schedules and exhibits attached to this Amendment are incorporated herein and in the Agreement by this reference:
Amended Exhibit A-1 - Description of the Hokulei Land

Schedule 9.3.6-15
1379426.v9
ImanageDB:4161238.11

Schedule 1.5 - Service Contracts
Schedule 1.6 - Warranties
Schedule 1.7 - Other Agreements
Schedule 1.8 - Excluded Contracts
Schedule 8.8 - Termination of Hokulei CPR
Schedule 8.12 - Puunene Punch List

26.Ratifications.  The Agreement, and all terms, provisions, conditions and exhibits contained in the Agreement, are hereby ratified, and shall be deemed in full force and effect, except as specifically herein amended.
27.Counterparts; Signatures.  This Agreement may be executed in any number of counterparts and by each of the undersigned on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts put together shall constitute but one and the same Agreement. Signatures to this Agreement transmitted by .pdf, electronic mail or other electronic means shall be treated as originals in all respects for purposes of this Agreement.
[Signature Page to Follow]
IN WITNESS WHEREOF, Seller and Purchaser have executed this Agreement as of the day and year first above written.

Schedule 9.3.6-16
1379426.v9
ImanageDB:4161238.11

SELLER:
HOKULEI VILLAGE, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member

By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

TRC LAULANI VILLAGE, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO
LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company

By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

Schedule 9.3.6-17
1379426.v9
ImanageDB:4161238.11

PURCHASER:
A & B PROPERTIES HAWAII, LLC, SERIES R, a Delaware limited liability company
By: /s/ Jeff Pauker
Name: Jeff Pauker
Title:Vice President, Investments
company

By: /s/ Rick Stack
Name: Rick Stack
Title: Senior Vice President

Amended Exhibit A-1-3
1408640.v8
Amended Exhibit A-1-1
1408640.v8
Amended Exhibit A-1
Description of the Hokulei Land

FIRST:-
UNITS A, B, C, D, E, F, H and K listed in Exhibit "B-1" of the Condominium Project known as "HOKULEI VILLAGE" as established by Declaration of Condominium Property Regime dated December 11, 2014 filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii as Land Court Document No. T-9111280 and as shown on Condominium Map No. 2267, filed in said Office, and any amendments thereto.
Together with those easements appurtenant to said Unit as established by and described in the Declaration, which may including the following:

(A)	Exclusive easement(s) to use the limited common elements of the Project which are described in said Declaration as being appurtenant to the Unit, if any.

(B)
Non-exclusive easements in the common elements, including the limited common elements, if any, and in the Project, designed for such purposes as ingress to , egress from, utility services for and support, and as necessary, for the maintenance and repair of the Unit; in the other common elements for use according to their respective purposes, subject always to the exclusive use of the limited common elements as provided in the Declaration; subject to the provision of Section 514B-38 of the Act.

(C)
In the case of encroachments by the Unit upon the common elements or upon any other unit, a valid easement for such encroachment and the maintenance thereof, so long as it continues, shall exist. In the event that a unit shall be partially or totally destroyed and the rebuilt, or in the event of any shifting, settlement or movement of any part of the Project, encroachments of any part of the common elements, units

Schedule 9.3.6-18
1379426.v9
ImanageDB:4161238.11

or limited common elements due to such construction, shifting, settlement or movement shall be permitted, and valid easements for such encroachments and the maintenance there of shall exist for so long as such encroachment continues.
Excepting and reserving and subject to all easements as provided in the Declaration, including, but not limited to, (i) easements for encroachments appurtenant to other units or the common elements as they arise in the manner set forth above, now or hereafter existing thereon, (ii) easements for access to the Unit or any limited common appurtenant thereto from time to time during reasonable hours as may be appropriate for the operation or maintenance of the Project or, without notice, at any time for (a) making emergency repairs therein necessary to prevents damage to any unit or common element, (b) abating any nuisance or any dangerous, unauthorized, prohibited or unlawful activity, (c) protecting the property rights of any owner, or (d) preventing death or serious bodily injury to any owner or other occupant therein, and (iii) easements necessary to complete the Project, for noise and dust, to conduct sales activities upon the Project, and to subdivide or consolidate units of the Project, all as provided in the Declaration.
-SECOND:-
Undivided 61.95% fee simple interests in all common elements of the Project as established by the Declaration, including the land described in said Declaration, or such other interest as hereafter established for the Unit by any amendment of the Declaration, as tenant in common with the holders of other undivided interests in and to said common elements.
The land upon which said Condominium Project "HOKULEI VILLAGE" is located is described as follows:
All of that certain parcel of land situate at Lihue, District of Puna, Island and County of Kauai, State of Hawaii, described as follows:
LOT 1546, area 22.818 acres, more or less, as shown on Map 141, filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii with Land Court Application 1087 (amended) of Grove Farm Company, Limited;
Together with access over Lot 1542 to Kaumualii Highway, a public road, as set forth by Land Court Order No. 131986, filed July 8, 1998.
Together also with vehicle access rights over and across Boundary 27 as granted by EXCHANGE OF VEHICLE ACCESS RIGHTS dated September 23, 2010, filed as Document No. 4010164; being more particularly described therein and subject to the terms and provisions contained therein.
Together also with a non-exclusive easement for access and underground utility purposes, as granted by GRANT OF EASEMENT KOLOPA STREET EXTENSION (Vehicular Access and Utilities) dated April 26, 2013, filed as Land Court Document No. T-8527332;

Schedule 9.3.6-19
1379426.v9
ImanageDB:4161238.11

subject to the terms and provisions contained therein.
Being land(s) described in Transfer Certificate of Title No. 1,090,432 issued to HOKULEI VILLAGE LLC, a Delaware limited liability company.
BEING THE PREMISES ACQUIRED BY LIMITED WARRANTY DEED AND TRANSFER OF DEVELOPER RIGHTS
GRANTOR :    PROPERTY DEVELOPMENT CENTERS LLC, a Delaware limited liability company

GRANTEE :    HOKULEI VILLAGE LLC, a Delaware limited liability company

DATED :    December 23, 2014

FILED :    Land Court Document No. T-9132040

Schedule 1.5-2
1408640.v8
Schedule 1.5-1
1408640.v8
Schedule 1.5
Service Contracts

Puunene Land:

1.	Service Contract, dated 11/2/2016 by and between Terramar Retail Centers, LLC and Simplex Grinell

2.	Service Contract, dated 5/31/2017 by and between Terramar Retail Centers, LLC and The Terminix International Company

3.	Service Contract, dated 10/25/2016 by and between Puunene Seller and Delta Executive Security Hawaii, LLC

4.	Service Contract, dated 8/23/2017 by and between Terramar Retail Centers, LLC and Landscape Hawaii Inc.

5.	Service Contract, dated 9/5/2017 by and between Terramar Retail Centers, LLC and Maui Disposal Company Inc.

6.	Service Contract, dated 8/27/2015 by and between Terramar Retail Centers, LLC and PWC Hawaii Corporation

7.	Service Contract, dated 10/25/2016 by and between Puunene Seller and PWC Hawaii Corporation

8.	Service Contract, dated 8/30/2017 by and between Terramar Retail Centers, LLC and Pural Water Specialty Co Inc.

9.	Service Contract, dated November 8, 2017 by and between Terramar Retail Centers, LLC and P.W.C. Hawaii Corporation.

Schedule 9.3.6-20
1379426.v9
ImanageDB:4161238.11

Laulani Land:

1.	Service Contract, dated 4/21/2017 by and between Laulani Seller and Affordable Locksmith and Son LLC

2.	Service Contract, dated 3/13/2017 by and between Laulani Seller and ALCAL Specialty Contracting Inc.

3.	Service Contract, dated 8/26/2016 by and between Laulani Seller and Commercial Plumbing Inc.

4.
Service Contract, dated 6/21/2016, as amended by Amendment No. 1 to Service Contract 154347, dated 7/25/2017 and as amended by Amendment No. 2 to Service Contract 15347, dated 9/7/2017 by and between Laulani Seller and Conservice LLC

5.	Service Contract, dated 1/30/2015 by and between Laulani Seller and DC Asphalt Services Inc.

6.	Service Contract, dated 5/15/2017 by and between Laulani Seller and HBM Acquisitions LLC

7.	Service Contract, dated 5/10/2017 by and between Laulani Seller and Honolulu Fire Protection, LLC

8.	Service Contract, dated 10/4/2016, as amended by Amendment No. 1 to Service Contract 167739, dated 8/15/2017 by and between Laulani Seller and Horizon Media LLC

9.	Service Contract, dated 3/16/2017 by and between Laulani Seller and Island Signal and Sound Inc

10.	Service Contract, dated 4/10/2014 by and between Laulani Seller and Landscape Hawaii Inc.

11.	Service Contract, dated 12/26/2014 by and between Laulani Seller and Pacific Biodiesel Logistics, LLC

12.	Service Contract, dated 4/12/2017 by and between Laulani Seller and Securitas Security Services USA Inc.

13.	Request for Services, dated 2/8/2013 by and between Property Development Centers, LLC, and its successors and assigns, and Sentinel Silent Alarm Company Inc, and its assignees

14.	Service Contract, dated 4/10/2014 by and between Laulani Seller and Solid Towing LLC

15.	Service Contract, dated 5/30/2014, as amended by Amendment No. 1 to Service Contract 63618, dated 11/30/2015 by and between Laulani Seller and Thyssenkrupp Elevator Inc.

16.	Service Contract, dated 11/15/2016 by and between Laulani Seller and TSM Enterprises Inc.

17.	Service Contract, dated 9/30/2013 by and between Property Development Centers LLC, and its assignees, and Orkin Exterminating Company Inc.

18.
Service Contract, dated 7/9/2013, as amended by Amendment No. 1 to Service Contract 25239, dated 7/18/2013 by and between by and between Property Development Centers, LLC, and its assignees, and Honolulu Disposal Services Inc.

19.	Service Contract, dated 8/17/2017 by and between Laulani Seller and Alii Glass and Metal Inc.

20.	Service Contract, effective 1/1/2018 by and between Terramar Retail Centers, LLC and Alert Alarm Installation Monitoring Agreement.

Schedule 9.3.6-21
1379426.v9
ImanageDB:4161238.11

Hokulei Land:

1.	Service Contract, dated 6/7/2017 by and between Terramar Retail Centers, LLC and Mokihana Pest Control Inc.

2.	Service Contract, dated 6/7/2017 by and between Terramar Retail Centers, LLC and In Control Inc.

3.	Service Contract, dated September 1, 2017 by and between Terramar Retail Centers, LLC and Kauai Grease Trap, Inc.
Pad G Land:
None.
Schedule 1.6-7
1408640.v8
Schedule 1.6-1
1408640.v8
Schedule 1.6
Warranties

Schedule 9.3.6-22
1379426.v9
ImanageDB:4161238.11

	Hokulei Warranties	Box Folder	Assignment
Roof - Safeway	Sika Corporation - 8.13.15 for 20 years ( also a letter reinstating the warranty as of 10.12.16)	03 Ops/ Building/ Warranties
This warranty may be transferred to a subsequent Owner of the Building if approved in advance and in writing by Sika Corporation and the cost to process the transfer and to inspect and repair the Sika Corporation Roofing System, if necessary, such as but not limited to, removal and replacement of overburden, shall be the Owner's responsibility.

Bldg. 4,5 - A/C	Trane, Greenheck, & HVAC Guard Coil, - (P. 62) June16, 2015 Project Acceptance	03 Ops/ Building/ Warranties	Warranty cannot be transferred in name or location without explicit written consent
Trane	Kauai Air Conditioning & Refrigeration
Bldg. 4,5,6 Metal Roofing	Custom-Bilt Metals (P.9) June 6, 2015	03 Ops/Building/ Warranties/Shell Closeouts folder	Condition No. 2 states Warranty not assignable. Seller shall make reasonable efforts to cause the warrantor to delete or waive that Condition.
Beachside Roofing
Bldg. 4,5,6 Thermoplastic Roof Membrane	Carlisle Golden Seal Total Roofing System April 24, 2015	Same as above	Transferrable with inspection and transfer fee (Condition No. 11)
Beachside Roofing
Aluminum Storefront	Trulite Glass & Aluminum Solutions (estimating June-August 2015)	Same as above	Not transferable. Seller shall make reasonable efforts to cause the warrantor to delete or waive that restriction.
Glass Bldg. 4,5,6
Mailboxes	AF Florence Manufacturing (estimating June-August 2015)	Same as above	No restriction on transfers
Emergency Fixtures & Lighting	Acuity Brands Lighting, Inc. d/b/a Lithonia Lighting (P.458) June 23, 2015	Same as above	Not transferable. Seller shall make reasonable efforts to cause the warrantor to delete or waive that restriction.
Electricians, Inc.

Schedule 9.3.6-23
1379426.v9
ImanageDB:4161238.11

	Puunene Warranties	Box Folder	Assignment
Bldg. 4,5,12	Firestone Building Products October 3, 2016	03 Ops/Building/	Transferrable with payment of transfer fee
PVDF Coating Bldg, 4,5,12	B & C Industries / B&C Awnings, Inc. October 12, 2016	Same as above	Not transferrable. Seller shall make reasonable efforts to cause the warrantor to delete or waive that restriction.
Soil Treatment Termite Control	Bowman Termite & Pest Management October 12, 2016	Same as above/ Puunene Closeout Binder	No restriction on transfers

	Laulani Warranties	Box Folder	Assignment
LV Roof	Carlisle Golden Seal Total Roofing System October 11, 2012	03 Ops/Building/
Application may be made by a new building owner for reissuance of the warranty during the original warranty period. Certain procedures including, but not limited to, an inspection of the Roofing System by a Carlisle representative and fees will apply to any reissuance.

(All Roofs)		Warranties
Metal Roof Bldg. E,M,N	Hawaii Metal Roofing November 20, 2012	Same as above	No restriction on transfers
Finish Hardware Bldg. B,C,D,E,F Shell	Island Pacific Distributors November 20, 2012	Same as above	No restriction on transfers
Ross, Petco & City Mill	Bobrick May 11, 2012	Same as above	No restriction on transfers
Toilet Accessories
Petco	InPro Corporation May 11, 2012	Same as above	No restriction on transfers
Door & Wall Protection
Petco	Armstrong August 2011	Same as above	No restriction on transfers
Ceiling
Panels
Petco	Armstrong June 2011	Same as above	No restriction on transfers
Commercial Suspension System
Ross Ceiling Grid & Panels	Armstrong August 2011	Same as above	No restriction on transfers

Schedule 9.3.6-24
1379426.v9
ImanageDB:4161238.11

Amended Schedule 1.7-1
1408640.v8
Amended Schedule 1.7
Other Agreements

Construction Related

1.
That certain AIA Document A102 - 2007 Standard Form of Agreement Between Owner and Contractor, as modified by the parties, by and between Puunene Seller, as owner, and Maryl Group Construction, Inc., as contractor, dated January 11, 2017, including all attachments, exhibits and amendments thereto, concerning the development of the Puunene Shopping Center.

2.
That certain AIA Document A102 - 2007 Standard Form of Agreement Between Owner and Contractor, as modified by the parties, by and between Puunene Seller, as owner, and Maryl Group Construction, Inc., as contractor, dated November 14, 2017, including all attachments, exhibits and amendments thereto, concerning tenant improvement work for Ulta Salon Cosmetics & Fragrance, Inc.

3.
That certain AIA Document A102 - 2007 Standard Form of Agreement Between Owner and Contractor, as modified by the parties, by and between Puunene Seller, as owner, and Maryl Group Construction, Inc., as contractor, dated March 16, 2016, including all attachments, exhibits and amendments thereto, concerning the development of the Puunene Shopping Center.

4.
That certain AIA Document B101 - 2007 Standard Form of Agreement Between Owner and Architect, as modified by the parties, by and between Puunene Seller, as owner, and MGA Architecture, as architect, dated March 18, 2016, including all attachments, exhibits and amendments thereto, concerning the design of the Puunene Shopping Center.

5.	TRC Contract between Geolabs and Puunene Seller dated April 26, 2016.

6.	TRC Contract between American Water and Puunene Seller dated June 15, 2016.

7.	Purchase Order Contract between Forms + Surfaces and Puunene Shopping Seller dated May 11, 2017.

Others:

1.
The rights of Hokulei Seller under Section 15.24 of that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated December 9, 2014 with American Savings Bank, F.S.B., as referenced in Section 3 of that certain Memorandum of Agreements dated January 26, 2015 (Document No. T-9156038)

Schedule 1.8-1
1408640.v8
Schedule 1.8
Excluded Contracts

Schedule 9.3.6-25
1379426.v9
ImanageDB:4161238.11

1.	Listing Agreement dated September 10, 2013, with Jones Lang LaSalle Americas, Inc., as amended.

2.	Amended & Restated Purchase and Sale Agreement dated April 19, 2013, with Grove Farm Properties, Inc., as amended

3.
That certain AIA Document A102 - 2007 Standard Form of Agreement Between Owner and Contractor, by and between Puunene Seller, as owner, and Diede Construction, Inc., as contractor, dated August 24, 2017, including all attachments, exhibits and amendments thereto, concerning Hokulei Suites 408-409, 411, 412 & 414, 509-510 & 523.

Amended Schedule 8.8-9
1408640.v8
Schedule 8.8
1408640.v8
Schedule 8.8
Termination of Hokulei CPR

Hokulei Village - Checklist
Withdrawal from CPR and Phase 2 Reconveyance
As of December 26, 2017
HV - Hokulei Village LLC
GF - Grove Farm Properties, Inc.
ASB - American Savings Bank, F.S.B.
SD - Saturn Development LLC (formerly Property Development Centers LLC)
BFKN - Barack Ferrazzano Kirschbaum & Nagelberg (Chuck Picton, Justin Podjasek)
SML- Sullivan Meheula Lee (Terry Lee, Lynn Petry, Jennifer Baricaua [paralegal])
CLP - Case Lombardi Pettit (Dennis Lombardi, Dave Brittin)
CS - Cades Schutte (Rick Kiefer, Lisa Ayabe)
TG - Title Guaranty of Hawaii (Philip Gartland)
WSUE - Warren S. Unemori Engineering, Inc. (Clifford Mukai, Darren Okimoto)
CP - Chuck Picton
JP - Justin Podjasek
TL - Terry Lee
LP - Lynn Petry
JB - Jennifer Baricaua
DL - Dennis Lombardi
DB - Dave Brittin
GN - Galen Nakamura
RK - Rick Kiefer
LA - Lisa Ayabe
CM - Clifford Mukai
DO - Darren Okimoto
PG - Philip Gartland

Schedule 9.3.6-26
1379426.v9
ImanageDB:4161238.11

	Instrument	Responsible Party	Comments
RECONVEYANCE CLOSING 12/22/2017
	Unit J and Unit L Deed to Grove Farm. Conveyance Tax Form	SML	Recorded 12/22/17; Doc. No. T-10217503; Issuance of CT 1,149,177
	Allocation of Housing Agreement obligations		Recorded 12/22/17; Doc. No. T-10217504 **Parties to amend legal descriptions after removal of units from CPR (see item 20)
	Grant of Easement for Roundabout	SML
HV original received

Form attached to ARPSA. TL submitted draft to DB, DL, RK and LA on 12/9. Minor edits by DB on 12/13. Revised draft sent to RK 12/15; RK comments received 12/16. Revised draft approved by RK 12/19; sent to DB 12/19 and approved 12/20.
TG indicates recordation must wait until condo amended unless all unit owners join. GFP concurs.
**GFP to provide Insurance Certificate for $2M CGL

	TG Form D (tenant leases; parties in possession)		Hokulei original delivered to DB, copy to TG
	TG Form B (construction, covenants, subdivision matters)		Hokulei original delivered to DB, copy to TG
	FIRPTA		Terramar original delivered to DB; copy to TG
	HARPTA		Terramar original delivered to DB; copy to TG
**	CANCELLATION OF PHASE 2 MOA AND ASSIGNMENT OF RIGHTS
	Petition re PDC name change	SML
Petition drafted by TL. Certified copy of name change from Delaware Secretary of State received and Petition submitted to Land Court 12/12. In process but unlikely to be approved by the Land Court in time for the 12/18 Reconveyance Closing. We believe Items 2 & 3 can be recorded at any time after the Petition is approved by the Land Court.

Schedule 9.3.6-27
1379426.v9
ImanageDB:4161238.11

Assignment and Assumption of Amended and Restated Phase 2 MOA (SD to HV)	SML
HV original received
SD originals received (3)

TL revising per RK comments. Revised draft resubmitted to RK on 12/7. RK approved on 12/10 and requested PG approval.

DB believe this needs to be an assignment of rights under the PSA so that HV may also deliver the Assignment of Rights.

TL disagrees since PDC assigned to HV on 12/23/2014 the rights to be quitclaim assigned to GF (copy provided to GF on 12/11).
Revised draft sent to RK 12/15.

Cancellation of Phase 2 MOA	SML	HV original received See comments to 2. Draft sent to RK on 12/5. Revised draft sent to RK 12/15.
Assignment of Rights re Class IV permit rights, etc. as to Phase 2 (HV to GF) (unrecorded)	CLP
GF original received
HV original delivered to DB

Draft sent to TL on 12/11/17 and TL approved on 12/11. TL sent draft to RK on 12/11, revised by DB to correct legal description 12.13, revision sent to RK 12/14. Required per Amended Phase 2 MOA Section 5.2.4(g). DB requests delivery at Reconveyance Closing.

Phase 2 Reconveyance Agreement (unrecorded)		GF original received HK copy delivered to DB Revised draft w/exhibits sent to RK 12/20; final draft circulated to all parties 12/22; okay to record 12/22 per LA
HV-A&B CLOSING (scheduled for January 18, 2018)
Release of BoA Mortgage		HV to handle

Schedule 9.3.6-28
1379426.v9
ImanageDB:4161238.11

Amendment of CPR Declaration removing Units A-G, H and K	CLP	DB drafting. Hope to have draft by 12/14.
Amended Condo Map	WSUE	WSUE draft received 12/7 and TL requested that WSUE delete Easement 164, which was done and received by TL on 12/8. TL circulated draft to DB, DL, RK and LA on 12/9.
Assignment of Declarant Rights under CPR Declaration (HV to GF)	CLP/SML	DB drafted, TL revised and resubmitted to DB on 12/7. DB revised draft submitted to TL on 12/12, revised by LP on 12/13; revised by DB 12/14. Sent to RK 12/20 with Reconveyance Agreement
Amendment of CPR By-Laws	CLP	DB drafting. CLP-We suggest holding off on the amendment to Bylaws for now, as GF may amend and restate the Dec and Bylaws shortly after removal of Phase 1
REA
DB, TL and ASB approved. RK reviewing. RK: CPR Should be subordinated to this.

CLP-in lieu of a subordination (which has not been approved by GF at this time), we suggest adding a sentence to the REA and RA to the effect that if the CPR is terminated, then the covenants will burden the fee simple interest in Phase 2.

Subordination Agreement (REA & ECR) - Petco	CS/SML	LA drafted and submitted to TL/LP for review on 12/14.
Subordination Agreement (REA & ECR) - Walgreen	CS/SML	LA drafted and submitted to TL/LP for review on 12/14.
RA		DB, TL and ASB approved. RK reviewing. RK: CPR Should be subordinated to this. CLP has same position as for REA.
Assignment of Declarant Rights under Declaration of Easements (Phase 1) (SD to HV)	SML	TL revised per RK comments and resubmitted to RK on 12/7. RK approved on 12/10 and requested PG approval.
Termination and Release of Declaration of Easements (Phase 1) (SD and ASB)	SML	TL revised per RK comments and resubmitted to RK on 12/7. RK approved on 12/10 and requested PG approval.
Termination and Release of Reservation of Rights in ASB Unit Deed	SML
TL drafted and submitted to RK on 12/9. RK commented on 12/10 and TL revised draft and resubmitted to RK on 12/10. RK and PG believes release must be as to all Lots except 1546-G. LP to circulate revised draft 12/27.

CLP-please provide us a copy to review.

Schedule 9.3.6-29
1379426.v9
ImanageDB:4161238.11

Termination and Release of Reservation of Rights in GF Unit Deed	SML
TL/LP to draft and submit to RK, if needed. DB prefers to address in Assignment of Declarant Rights under CPR Declaration (HV to GF).

Update 12/14: TG believes release of all Lots except 1546-J and L may be needed; LP to circulate revised draft by 12/27.

CLP-please provide us a copy to review.

Amendment of MOA (ASB) to reflect conversion of Units to Lots	SML	TL/LP drafting. TL/LP will complete draft and submit to RK by 12/27.
Amendment of Allocation of Housing Agreement obligations to reflect conversion of Units to Lots	SML	TL/LP drafting
Quitclaim deed from HV to ASB re Lot 1546-G		TL, DB and ASB approved. RK reviewing.
Quitclaim deed from ASB to HV re Lots 1546 A-F, H and K		TL, DB and ASB approved. RK reviewing.
Quitclaim deed from GF to HV re Lots 1546 A-F, H and K	SML	TL/LP drafting based on form of 21 and 22 and will submit to RK and DB/DL w/i two days of RK approval (assuming RK approves 21 and 22).
Quitclaim deed from HV to GF re Lots 1546-J & -L	SML	TL/LP drafting based on form of 21 and 22 and will submit to RK and DB/DL w/i two days of RK approval (assuming RK approves 21 and 22).
Quitclaim from ASB to GF re Lots 1546-J & -L	SML	TL/LP drafting based on form of 21 and 22 and will submit to RK, DB/DL and ASB w/i two days of RK approval (assuming RK approves 21 and 22).
Quitclaim Deed from GF to ASB re Lot 1546-G	SML	TL/LP drafting based on form of 21 and 22 and will submit to RK, DB/DL and ASB w/i two days of RK approval (assuming RK approves 21 and 22).
Declaration of ECR (form drafted but needs to be updated)	SML	TL/LP to update and submit draft to RK by 12/27. RK: If this involves Phase 2 the CPR should be subordinated to this. TL: not necessary as this only encumbers Phase 1.
Amendment to Safeway Memo of Lease re “conversion” of Unit A to Lot 1546-A	SML	TL/LP to draft and submit draft to RK by 12/27
Limited Warranty Deed from HV to A&B designee of Lots 1546-A to F	CS/BKFN	RK and BKFN handling
Assignment of Rights re Class IV permit rights, etc. as to Phase 1 (HV to A&B)	SML	TL/LP drafting based on form of 4 above, minus ARPSA references, per RK comments
Of-record assignments of any of HV’s rights that are of-record (recorded lease, HV’s rights under the Declaration of ECR, HV’s ROFO from ASB, etc.		Pending RK review of ARPSA
LOOSE ENDS

Schedule 9.3.6-30
1379426.v9
ImanageDB:4161238.11

Grant of Easement to Gas Company	SML	GN revising final draft of grant of easement from Gasco (which is a blanket easement over Phase 1) to add ASB as signatory. ASB confirmed on 12/11 that it will sign.
Storm Water Retention Chamber Agreement	SML	Draft provided to the County DPW on November 10, 2017, and is undergoing County review.
Recordation of various KDOW easements, conveyance of water facilities and other instruments in LC system	SML
The various required project documents required by the County's Dept of Water were only recorded in the Regular System presumably due to KDOW’s inadvertence.  We've informed DOW of this oversight and are assisting it in correcting it.

Landscaping Agreement	SML
Draft of this agreement was submitted to County Attorney on September 12, 2017 and is under review.   HV continues to maintain this landscape area as an expense of the shopping center. County attorney has indicated this obligation is a covenant that runs with the land.

Dedication of Roadway/Driveway Parcels	SML
Roadway widening lots 1546-H and 1546-K are to be dedicated to the County now that subdivision is final. Kolopa Street Extension is also to be dedicated to the County pursuant to the Grant of Easement Kolopa Street Extension, dated April 26, 2013, filed as Land Court Document No. T-8527332.  The Grant of Easement obligates the Grantee to exercise commercially reasonable efforts to dedicate this property to the County, with the Grantor’s reasonable cooperation

Grant of Easements to KIUC	SML
Now that subdivision is finalized, KIUC is prepared to meet to discuss necessary and appropriate grants of easement.  The final subdivision map designated Easement 692 for a hand hole housing KIUC equipment in the northwest corner of the project.  Also, Easement 693 has been designated for several KIUC guy wires that intrude slightly into ASB’s parcel.  For the remainder of KIUC’s easement requirements, a blanket easement over Phase 1 is being proposed

Grant of Easement to Hawn Telcom	SML	A grant of blanket easement over Phase I to Hawn Telcom is also being proposed, which will be included in the same grant of easement to KIUC in accordance with their typical practices.
Grant of Easement from GF to KIUC	SML/GF
Several guy wires intrude onto Grove Farm property near Rapozo Crossing.  Guys were necessitated by power poles needing to be relocated due to the new Kaumualii Hwy. entrance to Hokulei Village.  HV will press GF to finalize this grant.

Grant of Easement from Gaylord and Carol Wilcox FLP to KIUC	SML
Guy wires and/or power poles had to be relocated in connection with the highway widening.  KIUC proceeded with the work based on verbal approvals from the landowner but no formal grant of easement has been finalized.

Grant of Easement to KDOW for Water Tank Lot	SML	A grant of blanket easement over the Water Tank Lot has been drafted and submitted to GF for review as it affects Phase 2.

40
1

Schedule 9.3.6-31
1379426.v9
ImanageDB:4161238.11

Schedule 8.12
Puunene Punch List

Punch items 48, 89 and 111 from Punch List dated 11/21/17 still need to be completed.

The following recommendations from Wiss, Janney, Elstner Associates, Inc. (WJE) Property Condition Assessment - Puunene Shopping Center dated December 5, 2017, and Purchaser’s walkthrough need to be addressed:

All gaps between store front systems and perimeter walls, as shown in WJE Figures 57 and 58, to be sealed appropriately.

Visible wood blocking, as shown on WJE Figures 61 and 62, to be addressed.

Drain line penetrations through perimeter CMU walls in all buildings to be firestopped. Purchaser shall reasonably cooperate with Seller in identifying the locations related thereto.

Expansion joint cap between Building 7 and 8, as shown in WJE Figure 48, to be secured.

Certain areas on roofs of Buildings 2, 3 and 7, for example as shown in WJE Figure 26, need to be resloped to prevent ponding. Purchaser acknowledges that such punch list item shall be deemed satisfied by issuance of a warranty by Firestone.

SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

This Sixth Amendment to Purchase and Sale Agreement (this “Amendment”) is made and entered into as of January 5, 2018, by and between HOKULEI VILLAGE, LLC, a Delaware limited liability company (with respect to the Hokulei Land and other Property directly related thereto, “Hokulei Seller”), TRC LAULANI VILLAGE, LLC, a Delaware limited liability company (with respect to the Laulani Land and other Property directly related thereto, “Laulani Seller”), LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company (with respect to the Pad G Land and other Property directly related thereto, “Pad G Seller”) and PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company (with respect to the Puunene Land and other Property directly related thereto, “Puunene Seller”; together with Hokulei Seller, Laulani Seller and Pad G Seller, “Seller”), and A & B PROPERTIES HAWAII, LLC, SERIES R, a series of a Delaware limited liability company (“Purchaser”).
Recitals
WHEREAS, Seller and Purchaser entered into that certain Commercial Real Property Purchase and Sale Agreement dated November 22, 2017, as amended by First Amendment to Purchase and Sale Agreement dated December 18, 2017, Second Amendment to Purchase and Sale Agreement dated December 19, 2017, Third Amendment to Purchase and Sale Agreement dated December 20, 2017, Fourth Amendment to Purchase and Sale Agreement dated December 21, 2017, and Fifth Amendment to Purchase and Sale Agreement dated December 28, 2017 (“Fifth Amendment” and, altogether, the “Agreement”), for the sale and purchase of the above-referenced properties (collectively, the “Property”); and

Schedule 9.3.6-32
1379426.v9
ImanageDB:4161238.11

WHEREAS, the parties hereto desire to amend the Agreement as provided herein.
Agreement
NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:
28.Defined Terms.  All capitalized terms used in this Amendment but not otherwise defined shall have their same meanings as set forth in the Agreement and Section references refer to Sections of the Agreement except as otherwise expressly provided.
29.Hokulei Land Due Diligence Extension. The date “January 5, 2018” is deleted in both places it appears in Section 10 of the Fifth Amendment and replaced with “January 8, 2018”. Further, the deadline for Purchaser to exercise its right to terminate the Agreement pursuant to Section 3.2 is extended to January 8, 2018, as to the Hokulei Land only.
30. Waiver of Puunene, Laulani and Pad G Title & Survey Condition. Without limiting the effectiveness of or otherwise modifying the terms of the Agreement in effect prior to execution of this Amendment, pursuant to Section 7 of the Fifth Amendment, Purchaser confirms completion of its title and survey review with respect to the Puunene Land, the Laulani Land, the Pad G Land and all of the other Property related thereto and accepts as “Permitted Exceptions” with respect to those portions of the Property all of the exceptions contained in the most recent drafts of the Updated Surveys and title commitments with respect to those lands. Accordingly, Purchaser hereby confirms its waiver of its right to terminate the Agreement under Section 3.2 as to the Puunene Land, Laulani Land, Pad G Land and all other Property related thereto. Purchaser further acknowledges and agrees that, notwithstanding Section 3 of the Agreement, the Title Policy issued at Closing for the Puunene Land is not required to contain an endorsement against mechanics and materialmen’s liens.
31.Ratifications.  The Agreement, and all terms, provisions, conditions and exhibits contained in the Agreement, are hereby ratified, and shall be deemed in full force and effect, except as specifically herein amended.
32.Counterparts; Signatures.  This Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts put together shall constitute but one and the same Amendment. Signatures to this Amendment transmitted by .pdf, electronic mail or other electronic means shall be treated as originals in all respects for purposes of this Amendment.
[Signature Page to Follow]
IN WITNESS WHEREOF, Seller and Purchaser have executed this Amendment as of the day and year first above written.

Schedule 9.3.6-33
1379426.v9
ImanageDB:4161238.11

SELLER:
HOKULEI VILLAGE, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member

By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

TRC LAULANI VILLAGE, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO
LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company

By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

Schedule 9.3.6-34
1379426.v9
ImanageDB:4161238.11

PURCHASER:	A & B PROPERTIES HAWAII, LLC, SERIES R, a Delaware limited liability company By: /s/ Jeff Pauker Name: Jeff Pauker Title: Vice President company By: /s/ Lance K. Parker Name: Lance K. Parker Title: President

SEVENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

This Seventh Amendment to Purchase and Sale Agreement (this “Amendment”) is made and entered into as of January 8, 2018, by and between HOKULEI VILLAGE, LLC, a Delaware limited liability company (with respect to the Hokulei Land and other Property directly related thereto, “Hokulei Seller”), TRC LAULANI VILLAGE, LLC, a Delaware limited liability company (with respect to the Laulani Land and other Property directly related thereto, “Laulani Seller”), LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company (with respect to the Pad G Land and other Property directly related thereto, “Pad G Seller”) and PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company (with respect to the Puunene Land and other Property directly related thereto, “Puunene Seller”; together with Hokulei Seller, Laulani Seller and Pad G Seller, “Seller”), and A & B PROPERTIES HAWAII, LLC, SERIES R, a series of a Delaware limited liability company (“Purchaser”).
Recitals
WHEREAS, Seller and Purchaser entered into that certain Commercial Real Property Purchase and Sale Agreement dated November 22, 2017, as amended by First Amendment to Purchase and Sale Agreement dated December 18, 2017, Second Amendment to Purchase and Sale Agreement dated December 19, 2017, Third Amendment to Purchase and Sale Agreement dated December 20, 2017, Fourth Amendment to Purchase and Sale Agreement dated December 21, 2017, Fifth Amendment to Purchase and Sale Agreement dated December 28, 2017 (“Fifth Amendment”), and Sixth Amendment to Purchase and Sale Agreement dated January 5, 2018 (“Sixth Amendment” and. altogether, the “Agreement”), for the sale and purchase of the above-referenced properties (collectively, the “Property”); and
WHEREAS, the parties hereto desire to amend the Agreement as provided herein.
Agreement
NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

Schedule 9.3.6-35
1379426.v9
ImanageDB:4161238.11

33.Defined Terms.  All capitalized terms used in this Amendment but not otherwise defined shall have their same meanings as set forth in the Agreement and Section references refer to Sections of the Agreement except as otherwise expressly provided.
34.Hokulei Land Due Diligence Extension. The date “January 8, 2018” is deleted in both places it appears in Section 10 of the Fifth Amendment, as amended by the Sixth Amendment, and replaced with “January 9, 2018”. Further, the deadline for Purchaser to exercise its right to terminate the Agreement pursuant to Section 3.2 is extended to January 9, 2018, as to the Hokulei Land only.
35.Ratifications.  The Agreement, and all terms, provisions, conditions and exhibits contained in the Agreement, are hereby ratified, and shall be deemed in full force and effect, except as specifically herein amended.
36.Counterparts; Signatures.  This Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts put together shall constitute but one and the same Amendment. Signatures to this Amendment transmitted by .pdf, electronic mail or other electronic means shall be treated as originals in all respects for purposes of this Amendment.
[Signature Page to Follow]
IN WITNESS WHEREOF, Seller and Purchaser have executed this Amendment as of the day and year first above written.

Schedule 9.3.6-36
1379426.v9
ImanageDB:4161238.11

SELLER:
HOKULEI VILLAGE, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member

By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

TRC LAULANI VILLAGE, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO
LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company

By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

Schedule 9.3.6-37
1379426.v9
ImanageDB:4161238.11

PURCHASER:	A & B PROPERTIES HAWAII, LLC, SERIES R, a Delaware limited liability company By: /s/ Jeff Pauker Name: Jeff Pauker Title: Vice President company By: /s/ Lance K. Parker Name: Lance K. Parker Title: President

EIGHTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

This Eighth Amendment to Purchase and Sale Agreement (this “Amendment”) is made and entered into as of January 9, 2018, by and between HOKULEI VILLAGE, LLC, a Delaware limited liability company (with respect to the Hokulei Land and other Property directly related thereto, “Hokulei Seller”), TRC LAULANI VILLAGE, LLC, a Delaware limited liability company (with respect to the Laulani Land and other Property directly related thereto, “Laulani Seller”), LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company (with respect to the Pad G Land and other Property directly related thereto, “Pad G Seller”) and PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company (with respect to the Puunene Land and other Property directly related thereto, “Puunene Seller”; together with Hokulei Seller, Laulani Seller and Pad G Seller, “Seller”), and A & B PROPERTIES HAWAII, LLC, SERIES R, a series of a Delaware limited liability company (“Purchaser”).
Recitals
WHEREAS, Seller and Purchaser entered into that certain Commercial Real Property Purchase and Sale Agreement dated November 22, 2017, as amended by First Amendment to Purchase and Sale Agreement dated December 18, 2017, Second Amendment to Purchase and Sale Agreement dated December 19, 2017, Third Amendment to Purchase and Sale Agreement dated December 20, 2017, Fourth Amendment to Purchase and Sale Agreement dated December 21, 2017, Fifth Amendment to Purchase and Sale Agreement dated December 28, 2017 (“Fifth Amendment”), and Sixth Amendment to Purchase and Sale Agreement dated January 5, 2018 and Seventh Amendment to Purchase and Sale Agreement dated January 8, 2018 (“Seventh Amendment” and, altogether, the “Agreement”), for the sale and purchase of the above-referenced properties (collectively, the “Property”); and
WHEREAS, the parties hereto desire to amend the Agreement as provided herein.
Agreement
NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

Schedule 9.3.6-38
1379426.v9
ImanageDB:4161238.11

37.Defined Terms.  All capitalized terms used in this Amendment but not otherwise defined shall have their same meanings as set forth in the Agreement and Section references refer to Sections of the Agreement except as otherwise expressly provided.
38.Hokulei Land Due Diligence Extension. The date “January 9, 2018” is deleted in both places it appears in Section 10 of the Fifth Amendment, as amended by the Seventh Amendment, and replaced with “January 12, 2018”. Further, the deadline for Purchaser to exercise its right to terminate the Agreement pursuant to Section 3.2 is extended to January 12, 2018, as to the Hokulei Land only.
39.Ratifications.  The Agreement, and all terms, provisions, conditions and exhibits contained in the Agreement, are hereby ratified, and shall be deemed in full force and effect, except as specifically herein amended.
40.Counterparts; Signatures.  This Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts put together shall constitute but one and the same Amendment. Signatures to this Amendment transmitted by .pdf, electronic mail or other electronic means shall be treated as originals in all respects for purposes of this Amendment.
[Signature Page to Follow]
IN WITNESS WHEREOF, Seller and Purchaser have executed this Amendment as of the day and year first above written.

Schedule 9.3.6-39
1379426.v9
ImanageDB:4161238.11

SELLER:
HOKULEI VILLAGE, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member

By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

TRC LAULANI VILLAGE, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO
LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company

By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

Schedule 9.3.6-40
1379426.v9
ImanageDB:4161238.11

PURCHASER:
A & B PROPERTIES HAWAII, LLC, SERIES R, a Delaware limited liability company
By: /s/ Jeff Pauker
Name: Jeff Pauker
Title: Vice President
company

By: /s/ Charlie Loomis
Name: Charlie Loomis
Title: Asst. Secretary

NINTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

This Ninth Amendment to Purchase and Sale Agreement (this “Amendment”) is made and entered into as of January 12, 2018, by and between HOKULEI VILLAGE, LLC, a Delaware limited liability company (with respect to the Hokulei Land and other Property directly related thereto, “Hokulei Seller”), TRC LAULANI VILLAGE, LLC, a Delaware limited liability company (with respect to the Laulani Land and other Property directly related thereto, “Laulani Seller”), LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company (with respect to the Pad G Land and other Property directly related thereto, “Pad G Seller”) and PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company (with respect to the Puunene Land and other Property directly related thereto, “Puunene Seller”; together with Hokulei Seller, Laulani Seller and Pad G Seller, “Seller”), and A & B PROPERTIES HAWAII, LLC, SERIES R, a series of a Delaware limited liability company (“Purchaser”).
Recitals
WHEREAS, Seller and Purchaser entered into that certain Commercial Real Property Purchase and Sale Agreement dated November 22, 2017, as amended by First Amendment to Purchase and Sale Agreement dated December 18, 2017, Second Amendment to Purchase and Sale Agreement dated December 19, 2017, Third Amendment to Purchase and Sale Agreement dated December 20, 2017, Fourth Amendment to Purchase and Sale Agreement dated December 21, 2017, Fifth Amendment to Purchase and Sale Agreement dated December 28, 2017 (“Fifth Amendment”), Sixth Amendment to Purchase and Sale Agreement dated January 5, 2018, and Seventh Amendment to Purchase and Sale Agreement dated January 8, 2018, and Eighth Amendment to Purchase and Sale Agreement dated January 9, 2018 (altogether, the “Agreement”), for the sale and purchase of the above-referenced properties (collectively, the “Property”); and
WHEREAS, Section 10 of the Fifth Amendment provides that prior to the expiration of the Due Diligence Period with respect to the Hokulei Land:
Seller and Purchaser shall endeavor to enter into an amendment of the Agreement that shall (i) identify other agreements, if any, that Purchaser shall assume or be bound by at Closing with respect to the Hokulei Land, (ii) amend Schedule 4.1(n) to identify any additional declarations, easements or other agreements pertaining to the Hokulei Land to be assigned

Schedule 9.3.6-41
1379426.v9
ImanageDB:4161238.11

to Purchaser at Closing, (iii) identify the Counterparty Estoppel Certificates relating to the Hokulei Land, delivery of which will be conditions precedent to Closing to the extent required under Section 8.3, (iv) define the terms and conditions of any “gap closing” or “bulk closing” required to accommodate Seller’s proposed recordings at Closing, and (v) such other terms pertaining to the Hokulei Land as Purchaser may require.
WHEREAS, pursuant to Section 10 of the Fifth Amendment the parties hereto desire to amend the Agreement as provided herein.
Agreement
NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:
41.Defined Terms.  All capitalized terms used in this Amendment but not otherwise defined shall have their same meanings as set forth in the Agreement and Section references refer to Sections of the Agreement except as otherwise expressly provided.
42.Additional Excluded Contracts. Purchaser and Seller agree that the following are added to Schedule 1.8 (Excluded Contracts):
That certain unrecorded Hokulei Village Phase 2 Reconveyance Agreement between Hokulei Seller and GFP dated December 22, 2017, as the same may be amended, supplemented and/or modified.

43.Disapproved Title and Survey Exceptions For the Hokulei Land. Prior to Closing Seller shall perform all of its commitments in Seller’s January 8, 2018, responses to Purchaser’s Notices of Disapproved Title and Survey Exceptions regarding the Hokulei Land; provided, however, Seller’s failure to do so shall not be a default hereunder or under the Agreement.
44.Notice of Acceptance. Without limiting the effectiveness of or otherwise modifying the terms of the Agreement in effect prior to execution of this Amendment, pursuant to Section 8.1, and in consideration of and reliance on the commitments by Seller set forth in this Amendment, Purchaser hereby gives Notice of Acceptance with respect to the Hokulei Land and all of the other Property associated with the Hokulei Land.
45. Waiver of Hokulei Land Title & Survey Condition. Pursuant to Section 7 of the Fifth Amendment, Purchaser confirms completion of its title and survey review with respect to the Hokulei Land and all other Property related thereto and accepts as “Permitted Exceptions” with respect thereto (a) all of the exceptions contained in the most recent drafts of the Updated Survey and title commitment with respect to the Hokulei Land and (b) the documents to be recorded prior to or in connection with Closing that are listed on Exhibit 1 to this Amendment (the “Hokulei Unwind Documents”), which shall be in the mutually-approved forms that are identified on Exhibit 1 by document and version numbers, as may be updated after the date of this Amendment in accordance with the terms and conditions of the Agreement, including, without limitation, Purchaser’s approval rights thereunder. Accordingly, Purchaser hereby confirms its waiver of its right to terminate the Agreement under Section 3.2. Nothing contained in the Agreement or this Amendment shall be deemed approval by Purchaser of any reference to the Amended and Restated

Schedule 9.3.6-42
1379426.v9
ImanageDB:4161238.11

Agreement for Purchase and Sale of Real Property and Escrow Instructions in the Reciprocal Easement Agreement that Seller proposes to record on title to the Hokulei Land.
46.Amendment of Schedule 4.1(n). Schedule 4.1(n) to the Agreement is deleted and replaced with the new Schedule 4.1(n) attached hereto. Notwithstanding the foregoing or anything to the contrary contained in the Agreement, delivery of Counterparty Estoppel Certificates shall, subject to the terms and conditions of Section 8 of the Agreement, be a condition precedent to Purchaser’s obligation to close on its acquisition of the Property only as to the applicable Counterparties and documents listed as Numbers 1 through 7 on the updated Schedule 4.1(n).
47.Gap Closing. As an accommodation to Seller, Purchaser has agreed that certain documents required to be recorded on the Closing Date under the Agreement shall instead be recorded after the Closing Date as set forth in the Escrow Instructions attached hereto as Exhibit 2 (“Gap Closing Escrow Instructions”). The Closing documents to be recorded on the Closing Date are listed under the Tranche One heading on Exhibit A to the Gap Closing Escrow Instructions, and the Closing documents to be recorded after the Closing Date are listed under the Tranche Two heading on Exhibit A to the Gap Closing Escrow Instructions (the “Late-Recording Documents”). Seller and Purchaser acknowledge and agree that notwithstanding the date of recording the Late-Recording Documents, those documents shall be dated and deemed effective as of the Closing Date as if they had been recorded concurrently with the rest of the Closing documents, and the delay in their recording shall not be deemed to impair the effectiveness of the Closing in any respect, including without limitation, with respect to transfer of possession and risk with respect to the Property or prorations. Seller agrees that between the Closing Date and the date of recording of the Late-Recording Documents it shall not encumber, impair, exercise, modify or terminate any of the agreements, rights or interests that are conveyed by the Late-Recording Documents, and shall indemnify, defend and hold Purchaser harmless from and against any claims or losses arising from Seller’s breach of this covenant. Seller shall bear any additional escrow fees or costs incurred due to the deferral of recording of the Late-Recording Documents. This Section shall survive Closing.
48.Additional Condition Precedent to Closing. The following new subsection is added to Section 8:
8.16.     Hokulei Unwind Documents. Seller shall have caused GFP, American Savings Bank, F.S.B. (“ASB”), and Safeway, Inc. to have (a) executed and delivered to Escrow each of the Hokulei Unwind Documents to which they are parties for recording in connection with Closing, and (b) approved the recordation of such documents to which they are parties at Closing or post-closing, as provided for in the Gap Closing Escrow Instructions.
49.Intentionally Omitted.
50.Survival of Fifth Amendment Section 6. For avoidance of doubt, the parties confirm that Section 6 of the Fifth Amendment shall survive Closing.
51.Extension of Closing. The “Closing Date” in Section 4 is amended to be 8:01 a.m. on January 19, 2018.
52.Extension of Estoppel Delivery Deadlines. The date “January 12, 2018” is deleted in each place it appears in Section 8 and replaced by “January 16, 2018”.
53.Ratifications.  The Agreement, and all terms, provisions, conditions and exhibits contained in the Agreement, are hereby ratified, and shall be deemed in full force and effect, except as specifically herein amended.

Schedule 9.3.6-43
1379426.v9
ImanageDB:4161238.11

54.Counterparts; Signatures.  This Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts put together shall constitute but one and the same Amendment. Signatures to this Amendment transmitted by .pdf, electronic mail or other electronic means shall be treated as originals in all respects for purposes of this Amendment.
[Signature Page to Follow]
IN WITNESS WHEREOF, Seller and Purchaser have executed this Amendment as of the day and year first above written.

Schedule 9.3.6-44
1379426.v9
ImanageDB:4161238.11

SELLER:
HOKULEI VILLAGE, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member

By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

TRC LAULANI VILLAGE, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO
LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company

By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

Schedule 9.3.6-45
1379426.v9
ImanageDB:4161238.11

PURCHASER:
A & B PROPERTIES HAWAII, LLC, SERIES R, a Delaware limited liability company
By: /s/ Jeff Pauker
Name: Jeff Pauker
Title: Vice President
company

By: /s/ Charlie Loomis
Name: Charlie Loomis
Title: Asst. Secretary

EXHIBIT 1
HOKULEI UNWIND DOCUMENTS

EXHIBIT 2
GAP CLOSING INSTRUCTIONS

January ____, 2018

Jeremy Trueblood
Title Guaranty Escrow Services, Inc.
235 Queen Street
Honolulu, Hawaii 96813

Re:	GAP CLOSING ESCROW INSTRUCTIONS; Escrow No. 17104904
Dear Jeremy:

Reference is made to the Commercial Real Property Purchase and Sale Agreement dated November 22, 2017 (as amended, the “Agreement”) between HOKULEI VILLAGE, LLC, a Delaware limited liability company (“Hokulei Seller”), TRC LAULANI VILLAGE, LLC, a Delaware limited liability company (“Laulani Seller”), LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company (“Pad G Seller”) and PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company (“Puunene Seller”; together with Hokulei Seller, Laulani

Schedule 9.3.6-46
1379426.v9
ImanageDB:4161238.11

Seller and Pad G Seller, “Seller”), and A & B PROPERTIES HAWAII, LLC, SERIES R, a series of a Delaware limited liability company or its designees (“Purchaser”).
The following shall constitute the joint recordation instructions of Seller and Purchaser, by their respective undersigned counsel, in connection with the “Closing” under the Agreement (“Closing”). These recording instructions are in addition to any separate escrow instructions you may receive from Seller or Purchaser.
Attached as Exhibit A is a list of all of the documents (the “Recording Documents”) that, under the terms of the Agreement, are to be recorded in connection with the Closing in the Bureau of Conveyances of the State of Hawaii (“Bureau”) and/or the Office of the Assistant Registrar of the Land Court of the State of Hawaii (“Land Court”). Under the terms of the Agreement fully executed originals of each of the Recording Documents are to be delivered to you two (2) business days before the “Date of Closing” under the Agreement (“Date of Closing”), and recorded in the Bureau and/or the Land Court, as applicable, at Closing. The Date of Closing under the Agreement is January 18, 2018. Notwithstanding anything to the contrary contained herein or the fact that certain Recording Documents are to be recorded after Closing, so long as Purchaser has complied with all requirements of the Agreement with respect to the issuance of the Title Policy as if all Recording Documents were being recorded on the Closing Date, you shall issue (or be irrevocably committed to issue) the Title Policy on the Closing Date.
When all conditions to Closing under the Agreement have been satisfied and Seller and Purchaser or their undersigned counsel have each authorized you to close by written or emailed instructions, you shall record each of the Recording Documents in accordance with the following instructions:
1.     You shall date each of the Recording Documents as of the Date of Closing.

Schedule 9.3.6-47
1379426.v9
ImanageDB:4161238.11

2.    The Recording Documents shall be recorded in the order in which they are listed on Exhibit A.
3.    You shall record each and every one of the Recording Documents on the Date of Closing if it is possible to do so without the Bureau or the Land Court requiring that the Closing comply with their “bulk closing” requirements.
4.    If it is not possible to record each and every one of the Recording Documents on the Date of Closing, then you shall record the Recording Documents as follows:
a.    All of the Recording Documents listed on Exhibit A under the heading “Tranche One” shall be recorded on the Date of Closing; and
b.    All of the Recording Documents listed on Exhibit A under the heading “Tranche Two” shall be recorded as soon as possible after the Date of Closing but in no event more than two (2) business days after the Date of Closing.
Where the Recording Documents contain blanks for the date and/or recording number of any other documents, you shall fill-in those blanks.
If for any reason you are unable to comply fully with these instructions you shall immediately notify the undersigned and take no further action until further instructed.
Please confirm the agreement of Title Guaranty Escrow Services, Inc. to be bound by these Gap Closing Escrow Instructions by executing below and returning to each of the undersigned. These Gap Closing Escrow Instructions may be waived, modified or amended only by written instructions signed by each of the undersigned.
Please let us know if you have any questions. Thank you for your assistance.

Schedule 9.3.6-48
1379426.v9
ImanageDB:4161238.11

Very truly yours,

Richard Kiefer
Lisa Ayabe
for
Cades Schutte llp
A Limited Liability Law Partnership
COUNSEL FOR PURCHASER

Chuck Picton
Justin J. Podjasek
for
BARACK FERRASSAON KIRSCHBAUM & NAGELBERG LLP
COUNSEL FOR SELLER

AGREED AND ACCEPTED:

TITLE GUARANTY ESCROW SERVICES, INC.

By:
Its

Exhibit A - List of Recording Documents, In Recording Order

EXHIBIT A
List of Recording Documents, In Recording Order

TRANCHE ONE

Laulani & Pad G Land Recording Documents

Schedule 9.3.6-49
1379426.v9
ImanageDB:4161238.11

1.	Limited Warranty Deed by Laulani Seller to Purchaser

2.	Limited Warranty Deed by Pad G Seller to Purchaser

3.	Loan Assumption & Amendment to Loan Documents between Seller, Purchaser and The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) [COUNT AS 2]

4.	UCC-3 Amendment filed by Northwestern Mutual

Puunene Land Recording Documents

5.	Limited Warranty Deed by Puunene Seller to Purchaser

Hokulei Land Recording Documents

6.	Release of Hokulei Seller’s Mortgage to Bank of America

7.	Amendment to Declaration of Condominium Property Regime Releasing Lots 1546-A through -G, -H & -K.

8.	Amendment of Condominium Map

9.	Partition Deed between Hokulei Seller, Grove Farm Partners (GFP) & American Savings Bank (ASB) [COUNT AS 3]

10.	Reciprocal Easement Agreement

11.	Grant of Easement Roundabout Dedication Parcel (Vehicular Access and Utilities)

12.	Restrictive Agreement

13.	Declaration of Easements and Conditions and Restrictions Affecting Land

14.	Limited Warranty Deed from Hokulei Seller to Purchaser

TRANCHE TWO

15.	Assignment and Assumption of Declarant Rights by Laulani Seller

16.	Assignment and Assumption of Declarant Rights by Pad G Seller

17.	Assignment and Assumption of Declarant Rights by Puunene Seller Assumes PDC/Saturn assignment of rights to Puunene Seller recorded preclosing

18.	Assignment and Assumption of Declarant Rights by Hokulei Seller Assumes PDC/Saturn assignment of rights to Hokulei Seller recorded preclosing

19.	Assignment of Declarant Rights under Hokulei Land Declaration of Condominium Property Regime from Hokulei Seller to GFP

20.	Amendment of Hokulei Land Condominium Bylaws

21.	Termination and Release of Declaration of Easements (Hokulei Phase 1)

22.	Termination and Release of Reservation of Rights in ASB Hokulei Unit Deed

23.	Termination and Release of Reservation of Rights in GFP Hokulei Unit Deed

24.	Amendment of ASB Hokulei Memorandum of Agreement (conversion of unit to lot)

25.	Amendment of Safeway Hokulei Memorandum of Lease (conversion of unit to lot)

Schedule 9.3.6-50
1379426.v9
ImanageDB:4161238.11

26.	First Amendment of Allocation of Housing Agreement Obligations (conversion of units to lots)

27.	Any other documents that are to be recorded with respect to the transactions contemplated by the Agreement or related to closing such transactions but not otherwise listed on this Exhibit A.

SCHEDULE 4.1(n)

No.	Property	Document/Agreement	Counterparty
1.	Puunene Shopping Center	Operation and Easement Agreement Dated: November 8, 2013 Document No.: A-50600305 Parties: Target Corporation, Property Development Centers LLC, and PDC I, Inc.	Target Corporation, a Minnesota corporation
2.	Laulani
Amended and Restated Declaration of Easements with Covenants and Restrictions Affecting Land
Dated: June 6, 2013
Document No.: A-49050284
Parties: Property Development Centers LLC, a Delaware limited liability company and Safeway Inc., a Delaware corporation
(1) American Savings Bank, F.S.B., a federal savings bank (2) City Mill Company, Limited, a Hawaii corporation (3) Safeway Inc., a Delaware corporation
3.	Laulani
Amended and Restated Infrastructure Plan dated and effective October 19, 2011, by and between Gentry Homes, Ltd., a Hawaii corporation and Property Development Centers, LLC, a Delaware limited liability company

Gentry Homes, Ltd., a Hawaii corporation
4.	Hokulei Village	Reciprocal Easement Agreement	Grove Farm Properties, Inc., a Hawaii corporation American Savings Bank, F.S.B., a federal savings bank
5.	Hokulei Village	Restrictive Agreement Affecting Revised Phase 2 Land	Safeway Inc., a Delaware corporation Grove Farm Properties, Inc.

Schedule 9.3.6-51
1379426.v9
ImanageDB:4161238.11

6.	Puunene Shopping Center	Declaration of Condominium Property Regime for “Puunene Shopping Center” Condominium Project Dated: November 8, 2013 Recorded: Document No. A-50600302 Map 5232 and any amendments thereto	Target Corporation, a Minnesota corporation
7.	Puunene Shopping Center	Site Development Agreement dated November 8, 2013	Target Corporation, a Minnesota corporation
8.	Puunene Shopping Center	Bylaws of the Association of Unit Owners of Puunene Shopping Center Dated November 8, 2013 Recorded: Document No. A-50600303	Target Corporation, a Minnesota corporation
9.	Puunene Shopping Center	Agreement for Services for Unit 1 and Restrictive Covenants dated November 8, 2013	Target Corporation, a Minnesota corporation
10.	Laulani	Limited Warranty Deed With Use Restrictions, Covenants and Reservations of Rights dated November 24, 2004, by Aina Nui Corporation, as Grantor, and Laulani Village, LLC, as Grantee	Aina Nui Corporation, a Hawaii corporation
11.	Laulani	Grant of Non-Exclusive Drainage Easements dated April 3, 2014 (Easements 8977 and 8978)	Ewa By Gentry Community Association
12.	Laulani	Grant of Non-Exclusive Drainage Easements dated April 3, 2014 (Easements 9664, 10423, 10440)	Association of Apartment Owners of Laulani
13.	Hokulei Village	Declaration of Easements with Covenants and Restrictions Affecting Land	American Savings Bank, F.S.B., a federal savings bank
14.	Hokulei Village	Memorandum of Agreements dated January 26, 2015 (Document No. T-9156038)	American Savings Bank, F.S.B., a federal savings bank

Schedule 9.3.6-52
1379426.v9
ImanageDB:4161238.11

15.	Hokulei Village	Agreement of Purchase and Sale and Joint Escrow Instructions dated December 9, 2014 (re: ROFO)	American Savings Bank, F.S.B., a federal savings bank

TENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

This Tenth Amendment to Purchase and Sale Agreement (this “Amendment”) is made and entered into as of January 16, 2018, by and between HOKULEI VILLAGE, LLC, a Delaware limited liability company (with respect to the Hokulei Land and other Property directly related thereto, “Hokulei Seller”), TRC LAULANI VILLAGE, LLC, a Delaware limited liability company (with respect to the Laulani Land and other Property directly related thereto, “Laulani Seller”), LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company (with respect to the Pad G Land and other Property directly related thereto, “Pad G Seller”) and PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company (with respect to the Puunene Land and other Property directly related thereto, “Puunene Seller”; together with Hokulei Seller, Laulani Seller and Pad G Seller, “Seller”), and A & B PROPERTIES HAWAII, LLC, SERIES R, a series of a Delaware limited liability company (“Purchaser”).
Recitals
WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Agreement dated November 22, 2017, as amended by First Amendment to Purchase and Sale Agreement dated December 18, 2017, Second Amendment to Purchase and Sale Agreement dated December 19, 2017, Third Amendment to Purchase and Sale Agreement dated December 20, 2017, Fourth Amendment to Purchase and Sale Agreement dated December 21, 2017, Fifth Amendment to Purchase and Sale Agreement dated December 28, 2017, Sixth Amendment to Purchase and Sale Agreement dated January 5, 2018, Seventh Amendment to Purchase and Sale Agreement dated January 8, 2018, Eighth Amendment to Purchase and Sale Agreement dated January 9, 2018, and Ninth Amendment to Purchase and Sale Agreement dated January 12, 2018 (altogether, the “Agreement”), for the sale and purchase of the above-referenced properties; and
WHEREAS, the parties hereto desire to amend the Agreement as provided herein.
Agreement
NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:
55.Defined Terms.  All capitalized terms used in this Amendment but not otherwise defined shall have their same meanings as set forth in the Agreement and Section references refer to Sections of the Agreement except as otherwise expressly provided.
56.Extension of Closing. The “Closing Date” in Section 4 is amended to be 8:01 a.m. on January 24, 2018.
57.Extension of Estoppel Delivery Deadlines. The date “January 16, 2018” is deleted in each place it appears in Section 8 and replaced by “January 19, 2018”.

Schedule 9.3.6-53
1379426.v9
ImanageDB:4161238.11

58.Ratifications.  The Agreement, and all terms, provisions, conditions and exhibits contained in the Agreement, are hereby ratified, and shall be deemed in full force and effect, except as specifically herein amended.
59.Counterparts; Signatures.  This Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts put together shall constitute but one and the same Amendment. Signatures to this Amendment transmitted by .pdf, electronic mail or other electronic means shall be treated as originals in all respects for purposes of this Amendment.
[Signature Page to Follow]
IN WITNESS WHEREOF, Seller and Purchaser have executed this Amendment as of the day and year first above written.

Schedule 9.3.6-54
1379426.v9
ImanageDB:4161238.11

SELLER:
HOKULEI VILLAGE, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member

By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

TRC LAULANI VILLAGE, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO
LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company

By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

Schedule 9.3.6-55
1379426.v9
ImanageDB:4161238.11

PURCHASER:
A & B PROPERTIES HAWAII, LLC, SERIES R, a Delaware limited liability company
By: /s/ Jeff Pauker
Name: Jeff Pauker
Title: Vice President
company

By: /s/ Charlie Loomis
Name: Charlie Loomis
Title: Asst. Secretary

ELEVENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

This Eleventh Amendment to Purchase and Sale Agreement (this “Amendment”) is made and entered into as of January 19, 2018, by and between HOKULEI VILLAGE, LLC, a Delaware limited liability company (with respect to the Hokulei Land and other Property directly related thereto, “Hokulei Seller”), TRC LAULANI VILLAGE, LLC, a Delaware limited liability company (with respect to the Laulani Land and other Property directly related thereto, “Laulani Seller”), LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company (with respect to the Pad G Land and other Property directly related thereto, “Pad G Seller”) and PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company (with respect to the Puunene Land and other Property directly related thereto, “Puunene Seller”; together with Hokulei Seller, Laulani Seller and Pad G Seller, “Seller”), and A & B PROPERTIES HAWAII, LLC, SERIES R, a series of a Delaware limited liability company (“Purchaser”).
Recitals
WHEREAS, Seller and Purchaser entered into that certain Commercial Real Property Purchase and Sale Agreement dated November 22, 2017, as amended by First Amendment to Purchase and Sale Agreement dated December 18, 2017, Second Amendment to Purchase and Sale Agreement dated December 19, 2017, Third Amendment to Purchase and Sale Agreement dated December 20, 2017, Fourth Amendment to Purchase and Sale Agreement dated December 21, 2017, Fifth Amendment to Purchase and Sale Agreement dated December 28, 2017 (“Fifth Amendment”), Sixth Amendment to Purchase and Sale Agreement dated January 5, 2018, and Seventh Amendment to Purchase and Sale Agreement dated January 8, 2018, and Eighth Amendment to Purchase and Sale Agreement dated January 9, 2018, and Ninth Amendment to Purchase and Sale Agreement dated January 12, 2018, and Tenth Amendment to Purchase and Sale Agreement dated January 16, 2018 (altogether, the “Agreement”), for the sale and purchase of the above-referenced properties (collectively, the “Property”); and
WHEREAS, the parties hereto desire to further amend the Agreement as provided herein.
Agreement

Schedule 9.3.6-56
1379426.v9
ImanageDB:4161238.11

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:
60.Defined Terms.  All capitalized terms used in this Amendment but not otherwise defined shall have their same meanings as set forth in the Agreement and Section references refer to Sections of the Agreement except as otherwise expressly provided.
61.Extension of Closing. The “Closing Date” in Section 4 is amended to be 8:01 a.m. on January 25, 2018.
62.Extension of Estoppel Delivery Deadlines. The date “January 19, 2018” is deleted in each place it appears in Section 8 and replaced by “January 22, 2018”.
63.Ratifications.  The Agreement, and all terms, provisions, conditions and exhibits contained in the Agreement, are hereby ratified, and shall be deemed in full force and effect, except as specifically herein amended.
64.Counterparts; Signatures.  This Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts put together shall constitute but one and the same Amendment. Signatures to this Amendment transmitted by .pdf, electronic mail or other electronic means shall be treated as originals in all respects for purposes of this Amendment.
[Signature Page to Follow]
IN WITNESS WHEREOF, Seller and Purchaser have executed this Amendment as of the day and year first above written.

Schedule 9.3.6-57
1379426.v9
ImanageDB:4161238.11

SELLER:
HOKULEI VILLAGE, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member

By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

TRC LAULANI VILLAGE, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO
LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company

By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

Schedule 9.3.6-58
1379426.v9
ImanageDB:4161238.11

PURCHASER:
A & B PROPERTIES HAWAII, LLC, SERIES R, a Delaware limited liability company
By: /s/ Jeff Pauker
Name: Jeff Pauker
Title: Vice President
company

By: /s/ Charlie Loomis
Name: Charlie Loomis
Title: Asst. Secretary

TWELFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

This Twelfth Amendment to Purchase and Sale Agreement (this “Amendment”) is made and entered into as of January 22, 2018, by and between HOKULEI VILLAGE, LLC, a Delaware limited liability company (with respect to the Hokulei Land and other Property directly related thereto, “Hokulei Seller”), TRC LAULANI VILLAGE, LLC, a Delaware limited liability company (with respect to the Laulani Land and other Property directly related thereto, “Laulani Seller”), LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company (with respect to the Pad G Land and other Property directly related thereto, “Pad G Seller”) and PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company (with respect to the Puunene Land and other Property directly related thereto, “Puunene Seller”; together with Hokulei Seller, Laulani Seller and Pad G Seller, “Seller”), and A & B PROPERTIES HAWAII, LLC, SERIES R, a series of a Delaware limited liability company (“Purchaser”).
Recitals
WHEREAS, Seller and Purchaser entered into that certain Commercial Real Property Purchase and Sale Agreement dated November 22, 2017, as amended by First Amendment to Purchase and Sale Agreement dated December 18, 2017, Second Amendment to Purchase and Sale Agreement dated December 19, 2017, Third Amendment to Purchase and Sale Agreement dated December 20, 2017, Fourth Amendment to Purchase and Sale Agreement dated December 21, 2017, Fifth Amendment to Purchase and Sale Agreement dated December 28, 2017 (“Fifth Amendment”), Sixth Amendment to Purchase and Sale Agreement dated January 5, 2018, and Seventh Amendment to Purchase and Sale Agreement dated January 8, 2018, and Eighth Amendment to Purchase and Sale Agreement dated January 9, 2018, and Ninth Amendment to Purchase and Sale Agreement dated January 12, 2018, Tenth Amendment to Purchase and Sale Agreement dated January 16, 2018, and Eleventh Amendment to Purchase and Sale Agreement dated January 19, 2018 (altogether, the “Agreement”), for the sale and purchase of the above-referenced properties (collectively, the “Property”); and
WHEREAS, the parties hereto desire to further amend the Agreement as provided herein.
Agreement

Schedule 9.3.6-59
1379426.v9
ImanageDB:4161238.11

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:
65.Defined Terms.  All capitalized terms used in this Amendment but not otherwise defined shall have their same meanings as set forth in the Agreement and Section references refer to Sections of the Agreement except as otherwise expressly provided.
66.Extension of Closing. The “Closing Date” in Section 4 is amended to be 8:01 a.m. on January 26, 2018.
67.Extension of Estoppel Delivery Deadlines. The date “January 22, 2018” is deleted in each place it appears in Section 8 and replaced by “January 23, 2018”.
68.Ratifications.  The Agreement, and all terms, provisions, conditions and exhibits contained in the Agreement, are hereby ratified, and shall be deemed in full force and effect, except as specifically herein amended.
69.Counterparts; Signatures.  This Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts put together shall constitute but one and the same Amendment. Signatures to this Amendment transmitted by .pdf, electronic mail or other electronic means shall be treated as originals in all respects for purposes of this Amendment.
[Signature Page to Follow]
IN WITNESS WHEREOF, Seller and Purchaser have executed this Amendment as of the day and year first above written.

Schedule 9.3.6-60
1379426.v9
ImanageDB:4161238.11

SELLER:
HOKULEI VILLAGE, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member

By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

TRC LAULANI VILLAGE, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO
LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company

By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

Schedule 9.3.6-61
1379426.v9
ImanageDB:4161238.11

PURCHASER:
A & B PROPERTIES HAWAII, LLC, SERIES R, a Delaware limited liability company
By: /s/ Rick Stack
Name: Rick Stack
Title: Senior Vice President
company

By: /s/ Jeff Pauker
Name: Jeff Pauker
Title: Vice President

THIRTEENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

This Thirteenth Amendment to Purchase and Sale Agreement (this “Amendment”) is made and entered into as of January 24, 2018, by and between HOKULEI VILLAGE, LLC, a Delaware limited liability company (with respect to the Hokulei Land and other Property directly related thereto, “Hokulei Seller”), TRC LAULANI VILLAGE, LLC, a Delaware limited liability company (with respect to the Laulani Land and other Property directly related thereto, “Laulani Seller”), LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company (with respect to the Pad G Land and other Property directly related thereto, “Pad G Seller”) and PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company (with respect to the Puunene Land and other Property directly related thereto, “Puunene Seller”; together with Hokulei Seller, Laulani Seller and Pad G Seller, “Seller”), and A & B PROPERTIES HAWAII, LLC, SERIES R, a series of a Delaware limited liability company (“Purchaser”).
Recitals
WHEREAS, Seller and Purchaser entered into that certain Commercial Real Property Purchase and Sale Agreement dated November 22, 2017, as amended by First Amendment to Purchase and Sale Agreement dated December 18, 2017, Second Amendment to Purchase and Sale Agreement dated December 19, 2017, Third Amendment to Purchase and Sale Agreement dated December 20, 2017, Fourth Amendment to Purchase and Sale Agreement dated December 21, 2017, Fifth Amendment to Purchase and Sale Agreement dated December 28, 2017 (“Fifth Amendment”), Sixth Amendment to Purchase and Sale Agreement dated January 5, 2018, Seventh Amendment to Purchase and Sale Agreement dated January 8, 2018, Eighth Amendment to Purchase and Sale Agreement dated January 9, 2018, Ninth Amendment to Purchase and Sale Agreement dated January 12, 2018 (“Ninth Amendment”), Tenth Amendment to Purchase and Sale Agreement dated January 16, 2018, Eleventh Amendment to Purchase and Sale Agreement dated January 19, 2018, and Twelfth Amendment to Purchase and Sale Agreement dated January 23, 2018 (altogether, the “Agreement”), for the sale and purchase of the above-referenced properties (collectively, the “Property”); and
WHEREAS, Section 2 of the Purchase and Sale Agreement provides:

Schedule 9.3.6-62
1379426.v9
ImanageDB:4161238.11

PURCHASE PRICE. The total consideration to be paid by Purchaser to Seller for the Property is Two Hundred Sixty-Two Million Five Hundred Thousand and No/100 Dollars ($262,500,000.00) (the “Purchase Price”), plus or minus prorations and adjustments as hereinafter set forth. The allocation of the Purchase Price among the components of the Real Property is set forth on Schedule 2.1. Prior to Closing the parties shall amend this Agreement to reduce the Purchase Price by the amount of the credits set forth on Schedule 2.2 (Leasing & Construction Credits) and Section 9.4, as they may be adjusted pursuant to Sections 4.3.8 and 9.4, and the Schedule 2.1 allocations shall be adjusted accordingly. For the avoidance of doubt, after reducing the Purchase Price as contemplated in the preceding sentence, the credits accounting for such reductions shall no longer be applicable.

WHEREAS, to address the foregoing requirements of Section 2 and certain other issues, the parties hereto desire to amend the Agreement as provided herein.

Agreement
NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:
70.Defined Terms.  All capitalized terms used in this Amendment but not otherwise defined shall have their same meanings as set forth in the Agreement and Section references refer to Sections of the Agreement except as otherwise expressly provided.
71.Amendment of Schedule 2.2. Schedule 2.2 to the Agreement is deleted and replaced with the new Schedule 2.2 attached hereto that reflects the credits established under Section 2 as of the date of this Amendment. Schedule 2.2 is subject to final adjustment prior to Closing as provided in Section 2.
72.Purchase Price. Pursuant to Section 2, The Purchase Price under the Agreement is amended to be TWO HUNDRED FIFTY FOUR MILLION, THREE HUNDRED EIGHTEEN THOUSAND, SEVEN HUNDRED SEVENTY ONE DOLLARS AND 49/100 ($254,318,771.49) in order to reflect the credits on Schedules 2.1 and 2.2, subject to final adjustment prior to Closing as provided in Section 2.
73.Amendment of Schedule 2.1 Allocation of Purchase Price. To reflect the revised Purchase Price and certain additional credits to which the parties have previously agreed, Schedule 2.1 to the Agreement is deleted and replaced with the new Schedule 2.1 attached hereto, subject to final adjustment prior to Closing as provided in Section 2.
74.Extension of Closing. The “Closing Date” in Section 4 is amended to be 8:01 a.m. Hawaii-Aleutian Standard Time, on Friday, February 23, 2018.
75.Extension of Estoppel Delivery Deadlines. The date “January 24, 2018” is deleted in each place it appears in Section 8 and replaced by “February 20, 2018”. Throughout this extension Seller shall continue to make commercially reasonable efforts to secure Tenant Estoppel Certificates pursuant to Section 8.2 even if the minimum requirements of Sections 8.2.1 through 8.2.4 are satisfied; provided, however, (i) Seller’s failure to secure such Tenant Estoppel Certificates shall

Schedule 9.3.6-63
1379426.v9
ImanageDB:4161238.11

not be a default, and (ii) other than the Petco estoppels required under Sections 8.2.1 through 8.2.3, receipt of such Tenant Estoppel Certificates shall not be condition precedent to Purchaser’s obligation to close on its acquisition of the Property.
76.Purchaser Acknowledgement of Satisfaction of Certain Closing Conditions. Purchaser acknowledges that the Tenant Estoppel Certificates delivered by ULTA and McDonalds satisfy the Tenant Estoppel Certificate delivery requirements with respect to those tenants under Section 8.2.3 and Section 8.15, respectively. Purchaser acknowledges that the Counterparty Estoppel Certificates delivered by American Savings Bank F.S.B. with respect to the Laulani Land and the Hokulei Land satisfy the Counterparty Estoppel Certificate delivery requirements with respect to that counterparty under Section 8.3 as to the Laulani Land and the Hokulei Land. Purchaser acknowledges that the Safeway Hokulei lease amendment delivered by Seller satisfies the requirements of Section 8.14.
77.Partial Waiver & Modification of Section 8.3 (Counterparty Estoppel Certificates).
(a)Laulani Land. Purchaser acknowledges that Seller has satisfied its obligations to deliver the Counterparty Estoppel Certificates pursuant to Section 8.3 by American Savings Bank, F.S.B., City Mill Company, Limited, and Safeway Inc. regarding the Laulani Land Amended and Restated Declaration of Easements with Covenants and Restrictions Affecting Land dated June 6, 2013. Purchaser waives the requirement in Section 8.3 of a Counterparty Estoppel Certificate from Gentry Homes, Ltd. regarding the Laulani Land Amended and Restated Infrastructure Plan dated October 19, 2011.
(b)Puunene Land. Purchaser acknowledges that Seller has satisfied its obligations to deliver the Counterparty Estoppel Certificate pursuant to Section 8.3 by Target Corporation with respect to the Puunene Land Operation and Easement Agreement dated November 8, 2013 (“OEA”), and waives the requirement of a Counterparty Estoppel Certificate from Target Corporation and the Association of Unit Owners with respect to the Puunene Land Declaration of Condominium Property Regime. The parties agree that the Puunene Land Site Development Agreement dated November 8, 2013 is (a) deleted from Schedule 4.1(n), (b) shall not be assigned to or assumed by Purchaser at Closing, and (c) shall be an “Excluded Contract” under Section 6 of the Fifth Amendment.
(c)Hokulei Land. As of the date hereof and solely with respect to GFP (as defined below), the Counterparty Estoppel Certificates regarding the Hokulei Land Reciprocal Easement Agreement and Restrictive Agreement Affecting Revised Phase 2 Land required pursuant to Section 8.3 have not been delivered and remain condition precedent to Purchaser’s obligation to close on its acquisition of the Property subject to and in accordance with the Section 8 of the Agreement, provided, however, (i) Purchaser acknowledges and agrees that the delivery of (1) estoppel certificates by GFP in the form described in the Hokulei Land Reciprocal Easement Agreement and Restrictive Agreement Affecting Revised Phase 2 Land, respectively, or (2) an estoppel certificate by GFP in the form attached hereto as Exhibit A, in either event shall satisfy Seller’s obligations with respect to delivery of Counterparty Estoppel Certificates from GFP related to Hokulei Land Reciprocal Easement Agreement and Restrictive Agreement Affecting Revised Phase 2 Land; and (ii) in connection with GFP’s delivery of the Counterparty Estoppel Certificate(s) described in clause (i) of Section 8(c) of this Amendment, on or before the Closing Date, Purchaser and Seller agree to deliver estoppel certificates in the forms attached hereto as Exhibit B and Exhibit C, respectively. Purchaser acknowledges and agrees that no Counterparty Estoppel Certificate shall be required under Section 8.3 from Safeway Inc. with respect to the Hokulei Land Restrictive

Schedule 9.3.6-64
1379426.v9
ImanageDB:4161238.11

Agreement Affecting Revised Phase 2 Land and such Counterparty Estoppel Certificate is not a condition precedent to Purchaser’s obligation to close on its acquisition of the Property.
78.Partial Waiver of Section 8.10 (Puunene CPR Documentation) and Credit. Purchaser waives the requirement of Section 8.10(a). In consideration of this waiver, Seller agrees to credit Purchaser $5,000.00 at Closing so that Purchaser may complete that process post-Closing.
79.Petco Lease Amendment Condition Precedent to Closing. Purchaser acknowledges and agrees that Seller shall have satisfied its obligations under Section 8.13 by delivery of a fully executed copy of that certain Commencement Certificate and First Amendment of Shopping Center Lease on or prior to Closing (i) in the form attached hereto as Exhibit D or in a form with no changes to the form attached hereto as Exhibit D that are individually detrimental to landlord thereunder; or (ii) in the event the foregoing clause (i) is not satisfied, in a form approved by Purchaser prior to execution, such approval not to be unreasonably withheld, conditioned or delayed (subject to the deemed consent provision set forth in Section 9.3.1 of the Agreement).
80.Terms of REA Acceptance. Purchaser accepts the form of Reciprocal Easement Agreement for the Hokulei Land (the “REA”) notwithstanding the fact that it includes reference to the Amended & Restated Purchase and Sale Agreement dated April 19, 2013, as amended (the “Hokulei ARPSA”), between Hokulei Seller and Grove Farm Properties, Inc. (“GFP”) that is an “Excluded Contract” under the Agreement. In consideration of Purchaser’s agreement to accept the inclusion of the ARPSA in the REA and the risk of claims by GFP relating to the ARPSA, the parties agree as follows: (a) the inclusion of the Hokulei ARPSA in the REA does not affect the Hokulei ARPSA’s status as an Excluded Contract and Seller’s obligation to indemnify Purchaser from and against Losses suffered due to claims asserted with respect to the ARPSA under Section 6 of the Fifth Amendment, which shall include claims asserted by GFP by virtue of the fact that it is referenced in the REA; (b) Hokulei Seller shall not agree to or make any amendment, modification, waiver, assignment or termination of the ARPSA without Purchaser’s prior written consent; and (c) Seller shall at Closing credit Purchaser the amount of $250,000, which shall be applied to reduce the portion of the Purchase Price allocated to the Hokulei Land, provided this credit shall not be owing in the event Seller convinces GFP to remove the Hokulei ARPSA reference and such reference is not included in the final executed and recorded version of the REA.
81.Updated Hokulei Unwind Documents & Recording Order. The list of Hokulei Unwind Documents attached as Exhibit 1 to the Ninth Amendment is replaced with the updated list attached hereto as Exhibit 1. The recording order of those documents attached to the Gap Closing Instructions is replaced with the recording order attached hereto as Exhibit 2, and the final form of Gap Closing Instructions executed by the parties with respect to Closing shall include reference to Closing Date (as amended and may be further amended).
82.Hokulei Assignment of Declarant Rights. As an accommodation to Seller, Purchaser has agreed that the Hokulei Unwind Documents made by Seller shall be dated and recorded no later than the Closing Date and assigned to Purchaser at Closing by the Hokulei Land Assignment to Declarant Rights. For avoidance of doubt, Seller confirms that the indemnity in the Hokulei Land Assignment of Declarant Rights against claims, costs or liabilities arising from a Seller breach of the declarations and agreements thereby assigned “prior to and until (but not including) the date” of such assignment shall apply if the factual grounds for the alleged breach by Seller existed prior to Closing, notwithstanding the fact that the declaration or agreement in question was not dated and recorded until Closing.

Schedule 9.3.6-65
1379426.v9
ImanageDB:4161238.11

83.Ratifications.  The Agreement, and all terms, provisions, conditions and exhibits contained in the Agreement, are hereby ratified, and shall be deemed in full force and effect, except as specifically herein amended.
84.Counterparts; Signatures.  This Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts put together shall constitute but one and the same Amendment. Signatures to this Amendment transmitted by .pdf, electronic mail or other electronic means shall be treated as originals in all respects for purposes of this Amendment.
[Signature Page to Follow]
IN WITNESS WHEREOF, Seller and Purchaser have executed this Amendment as of the day and year first above written.

Schedule 9.3.6-66
1379426.v9
ImanageDB:4161238.11

SELLER:
HOKULEI VILLAGE, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member

By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

TRC LAULANI VILLAGE, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO
LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company

By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

Schedule 9.3.6-67
1379426.v9
ImanageDB:4161238.11

PURCHASER:
A & B PROPERTIES HAWAII, LLC, SERIES R, a Delaware limited liability company
By: /s/ Jeff Pauker
Name: Jeff Pauker
Title: Vice President
company

By: /s/ Charlie Loomis
Name: Charlie Loomis
Title: Asst. Secretary

SCHEDULE 2.2 (AMENDED AS OF 1/23/18)

SCHEDULE 2.1 (AMENDED AS OF 1/23/18)

Schedule 9.3.6-68
1379426.v9
ImanageDB:4161238.11

EXHIBIT A
GFP Estoppel

ESTOPPEL CERTIFICATE

, 2018

This Estoppel Certificate (this “Estoppel”), in favor of A & B Properties Hawaii, LLC, Series R, a series of a Delaware limited liability company, its designees, successors and assigns (“Buyer”), whose address is 822 Bishop Street, Honolulu, Hawaii 96813, is made by Grove Farm Properties, Inc. (“GFP”) whose address is 3-1850 Kaumualii Highway, Lihue, Hawaii 96766-7069.

GFP hereby certifies for the benefit of Buyer that as of the date of this Estoppel Certificate:

1.GFP intends to enter into a (a) Reciprocal Easement Agreement (“REA”) by and among GFP, Hokulei Village, LLC, a Delaware limited liability company (“HV”), American Savings Bank, F.S.B., a federal savings bank (“ASB”) and Safeway Inc., a Delaware corporation (“Safeway”) and (b) Restrictive Agreement Affecting Revised Phase 2 Land (“RA”) by and among HV, ASB, Safeway, and GFP.

Schedule 9.3.6-69
1379426.v9
ImanageDB:4161238.11

2.To the best knowledge of the individual signing below, GFP certifies the following regarding the REA:

a.There are no present state of facts that would give rise to a default, or any event or circumstance that, with notice or the passage of time or both, would be a default, by HV under that certain REA upon execution of the same.

b.GFP has not received any information to indicate that the REA will not be of full force and effect upon execution of the same.

3.To the best knowledge of the individual signing below, GFP certifies the following regarding the RA:

a.There are no present state of facts that would give rise to a default, or any event or circumstance that, with notice or the passage of time or both, would be a default, by HV under that certain RA upon execution of the same.

b.GFP has not received any information to indicate that the RA will not be of full force and effect upon execution of the same.

The individual executing this Estoppel Certificate on behalf of GFP is an authorized signatory of GFP, and as such has full power and authority to bind GFP. Further, GFP acknowledges and agrees that Buyer shall be entitled to rely on the truth and accuracy of the foregoing certifications made by GFP in this Estoppel Certificate, and this Estoppel Certificate shall inure to the benefit of Buyer and be binding upon GFP and its successors and assigns.

GROVE FARM PROPERTIES, INC.
a Hawaii corporation

By:
Name:
Title:

Schedule 9.3.6-70
1379426.v9
ImanageDB:4161238.11

STATE OF HAWAII COUNTY OF KAUAI	) ) )	SS.

On this _______ day of ________________, 2018, before me personally appeared ________________________________________________, to me personally known, who, being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable in the capacity shown, having been duly authorized to execute such instrument in such capacity.

Notary Public, State of Hawaii
Printed Name:
My commission expires:
(Official Stamp or Seal)

NOTARY CERTIFICATION STATEMENT
Document Identification or Description: Grove Farm Properties, Inc. - Estoppel Certificate
 Doc. Date: or Undated at time of notarization.
No. of Pages: ____________Jurisdiction: Fifth Circuit
(in which notarial act is performed)

Signature of Notary Date of Notarization and
Certification Statement
        (Official Stamp or Seal)
Printed Name of Notary

EXHIBIT B
Purchaser Estoppel

ESTOPPEL CERTIFICATE

, 2018

This Estoppel Certificate (this “Estoppel”), in favor of Grove Farm Properties, Inc. (“GFP”) whose address is 3-1850 Kaumualii Highway, Lihue, Hawaii 96766-7069, is made by ABP LR1 LLC, a Hawaii limited liability company, ABP LR2 LLC, a Hawaii limited liability company, and ABP LR3 LLC, a Hawaii limited liability company (collectively, “A&B”), whose address is 822 Bishop Street, Honolulu, Hawaii 96813.

Schedule 9.3.6-71
1379426.v9
ImanageDB:4161238.11

A&B hereby certifies for the benefit of GFP that as of the date of this Estoppel Certificate:

1.
There exists a (a) Reciprocal Easement Agreement (“REA”) dated             , 2018, by and among GFP, Hokulei Village, LLC, a Delaware limited liability company (“HV”), American Savings Bank, F.S.B., a federal savings bank (“ASB”) and Safeway Inc., a Delaware corporation (“Safeway”) and (b) Restrictive Agreement Affecting Revised Phase 2 Land (“RA”) dated             , 2018, by and among HV, ASB, Safeway, and GFP.

2.To the best knowledge of the individual signing below, A&B certifies the following regarding the REA:

a.There is no default, or any event or circumstance that, with notice or the passage of time or both, would be a default, by GFP under that certain REA.

b.The REA is in full force and effect.

3.To the best knowledge of the individual signing below, A&B certifies the following regarding the RA:

a.There is no default, or any event or circumstance that, with notice or the passage of time or both, would be a default, by GFP under that certain RA.

b.The RA is in full force and effect.

The individual executing this Estoppel Certificate on behalf of A&B is an authorized signatory of A&B, and as such has full power and authority to bind A&B. Further, A&B acknowledges and agrees that GFP shall be entitled to rely on the truth and accuracy of the foregoing certifications made by A&B in this Estoppel Certificate, and this Estoppel Certificate shall inure to the benefit of GFP and be binding upon A&B and its successors and assigns.

[signatures appear on next page]

ABP LR1 LLC,
a Hawaii limited liability company

By    T. G. Super Exchange Corp.
Its Manager and Sole Member

By: /s/ Mae Nakagawa
Name: Mae Nakagawa
Title: Assistant Vice President

By: /s/ Danette Tamayoshi
Name: Danette Tamayoshi
Title: Assistant Secretary

ABP LR2 LLC,
a Hawaii limited liability company

Schedule 9.3.6-72
1379426.v9
ImanageDB:4161238.11

By    T. G. Super Exchange Corp.
Its Manager and Sole Member

By: /s/ Mae Nakagawa
Name: Mae Nakagawa
Title: Assistant Vice President

By: /s/ Danette Tamayoshi
Name: Danette Tamayoshi
Title: Assistant Secretary

ABP LR3 LLC,
a Hawaii limited liability company

By    T. G. Super Exchange Corp.
Its Manager and Sole Member

By: /s/ Mae Nakagawa
Name: Mae Nakagawa
Title: Assistant Vice President

By: /s/ Danette Tamayoshi
Name: Danette Tamayoshi
Title: Assistant Secretary

[ABP LR1 LLC]

STATE OF HAWAII    )
)    SS:
CITY AND COUNTY OF HONOLULU    )
On this ____ day of __________________, 2018, before me personally appeared MAE NAKAGAWA, to me personally known, who, being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable in the capacity shown, having been duly authorized to execute such instrument in such capacity.

Schedule 9.3.6-73
1379426.v9
ImanageDB:4161238.11

Notary Public, State of Hawaii Printed Name: My commission expires:
(Official Stamp or Seal)

NOTARY CERTIFICATION STATEMENT
Document Identification or Description: Estoppel Certificate
Doc. Date: ___________________ or Â Undated at time of notarization.
No. of Pages: ____________Jurisdiction: First Circuit
(in which notarial act is performed)

Signature of Notary Date of Notarization and
Certification Statement
        (Official Stamp or Seal)
Printed Name of Notary

[ABP LR1 LLC]

STATE OF HAWAII    )
)    SS:
CITY AND COUNTY OF HONOLULU    )
On this ____ day of __________________, 2018, before me personally appeared DANETTE TAMAYOSHI, to me personally known, who, being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable in the capacity shown, having been duly authorized to execute such instrument in such capacity.

Notary Public, State of Hawaii Printed Name: My commission expires:
(Official Stamp or Seal)

NOTARY CERTIFICATION STATEMENT
Document Identification or Description: Estoppel Certificate
Doc. Date: ___________________ or Â Undated at time of notarization.
No. of Pages: ____________Jurisdiction: First Circuit
(in which notarial act is performed)

Signature of Notary Date of Notarization and
Certification Statement
        (Official Stamp or Seal)
Printed Name of Notary

Schedule 9.3.6-74
1379426.v9
ImanageDB:4161238.11

[ABP LR2 LLC]

STATE OF HAWAII    )
)    SS:
CITY AND COUNTY OF HONOLULU    )
On this ____ day of __________________, 2018, before me personally appeared MAE NAKAGAWA, to me personally known, who, being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable in the capacity shown, having been duly authorized to execute such instrument in such capacity.

Notary Public, State of Hawaii Printed Name: My commission expires:
(Official Stamp or Seal)

NOTARY CERTIFICATION STATEMENT
Document Identification or Description: Estoppel Certificate
Doc. Date: ___________________ or Â Undated at time of notarization.
No. of Pages: ____________Jurisdiction: First Circuit
(in which notarial act is performed)

Signature of Notary Date of Notarization and
Certification Statement
        (Official Stamp or Seal)
Printed Name of Notary

[ABP LR2 LLC]

STATE OF HAWAII    )
)    SS:
CITY AND COUNTY OF HONOLULU    )
On this ____ day of __________________, 2018, before me personally appeared DANETTE TAMAYOSHI, to me personally known, who, being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable in the capacity shown, having been duly authorized to execute such instrument in such capacity.

Schedule 9.3.6-75
1379426.v9
ImanageDB:4161238.11

Notary Public, State of Hawaii Printed Name: My commission expires:
(Official Stamp or Seal)

NOTARY CERTIFICATION STATEMENT
Document Identification or Description: Estoppel Certificate
Doc. Date: ___________________ or Â Undated at time of notarization.
No. of Pages: ____________Jurisdiction: First Circuit
(in which notarial act is performed)

Signature of Notary Date of Notarization and
Certification Statement
        (Official Stamp or Seal)
Printed Name of Notary

[ABP LR3 LLC]

STATE OF HAWAII    )
)    SS:
CITY AND COUNTY OF HONOLULU    )
On this ____ day of __________________, 2018, before me personally appeared MAE NAKAGAWA, to me personally known, who, being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable in the capacity shown, having been duly authorized to execute such instrument in such capacity.

Notary Public, State of Hawaii Printed Name: My commission expires:
(Official Stamp or Seal)

Schedule 9.3.6-76
1379426.v9
ImanageDB:4161238.11

NOTARY CERTIFICATION STATEMENT
Document Identification or Description: Estoppel Certificate
Doc. Date: ___________________ or Â Undated at time of notarization.
No. of Pages: ____________Jurisdiction: First Circuit
(in which notarial act is performed)

Signature of Notary Date of Notarization and
Certification Statement
        (Official Stamp or Seal)
Printed Name of Notary

[ABP LR3 LLC]

STATE OF HAWAII    )
)    SS:
CITY AND COUNTY OF HONOLULU    )
On this ____ day of __________________, 2018, before me personally appeared DANETTE TAMAYOSHI, to me personally known, who, being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable in the capacity shown, having been duly authorized to execute such instrument in such capacity.

Notary Public, State of Hawaii Printed Name: My commission expires:
(Official Stamp or Seal)

NOTARY CERTIFICATION STATEMENT
Document Identification or Description: Estoppel Certificate
Doc. Date: ___________________ or Â Undated at time of notarization.
No. of Pages: ____________Jurisdiction: First Circuit
(in which notarial act is performed)

Signature of Notary Date of Notarization and
Certification Statement
        (Official Stamp or Seal)
Printed Name of Notary

EXHIBIT C
Seller Estoppel

ESTOPPEL CERTIFICATE

, 2018

Schedule 9.3.6-77
1379426.v9
ImanageDB:4161238.11

This Estoppel Certificate (this “Estoppel”), in favor of Grove Farm Properties, Inc. (“GFP”) whose address is 3-1850 Kaumualii Highway, Lihue, Hawaii 96766-7069, is made by Hokulei Village, LLC, a Delaware limited liability company (“HV”) whose address is 4695 MacArthur Court, Suite 700, Newport Beach, CA 92660.

HV hereby certifies for the benefit of GFP that as of the date of this Estoppel Certificate:

1.
HV intends to enter into a (a) Reciprocal Easement Agreement (“REA”) by and among GFP, Hokulei Village, LLC, a Delaware limited liability company (“HV”), American Savings Bank, F.S.B., a federal savings bank (“ASB”) and Safeway Inc., a Delaware corporation (“Safeway”) and (b) Restrictive Agreement Affecting Revised Phase 2 Land (“RA”) by and among HV, ASB, Safeway, and GFP.

2.To the best knowledge of the individual signing below, HV certifies the following regarding the REA:

a.There are no present state of facts that would give rise to a default, or any event or circumstance that, with notice or the passage of time or both, would be a default, by GFP under that certain REA upon execution of the same.

b.HV has not received any information to indicate that the REA will not be of full force and effect upon execution of the same.

3.To the best knowledge of the individual signing below, HV certifies the following regarding the RA:

a.There are no present state of facts that would give rise to a default, or any event or circumstance that, with notice or the passage of time or both, would be a default, by GFP under that certain RA upon execution of the same.

b.HV has not received any information to indicate that the RA will not be of full force and effect upon execution of the same.

The individual executing this Estoppel Certificate on behalf of HV is an authorized signatory of HV, and as such has full power and authority to bind HV. Further, HV acknowledges and agrees that GFP shall be entitled to rely on the truth and accuracy of the foregoing certifications made by HV in this Estoppel Certificate, and this Estoppel Certificate shall inure to the benefit of GFP and be binding upon HV and its successors and assigns.

HOKULEI VILLAGE, LLC, a Delaware limited liability company

By:	Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By:

Schedule 9.3.6-78
1379426.v9
ImanageDB:4161238.11

Name:
Title:
9

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF	CALIFORNIA	)SS
COUNTY OF	__________________	)

On __________________, 2018 before me, ______________________________, Notary Public, personally appeared ___________________as ___________________ of Terramar Retail Centers, LLC, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her/their authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature __________________________________

This area for official notarial seal

13

1

Schedule 9.3.6-79
1379426.v9
ImanageDB:4161238.11

EXHIBIT D
Petco Lease Amendment

COMMENCEMENT CERTIFICATE AND FIRST AMENDMENT OF SHOPPING CENTER LEASE

THIS COMMENCEMENT CERTIFICATE AND FIRST AMENDMENT OF SHOPPING CENTER LEASE (this “First Amendment”), is dated as of ___________, 2018 (the “Effective Date”), by and between PUUNENE SHOPPPING CENTER, LLC, a Delaware limited liability company (“Landlord”), and PETCO ANIMAL SUPPLIES STORES, INC., a Delaware corporation (“Tenant”).
RECITALS:
A.    Landlord, as landlord, and Tenant, as tenant, previously entered into that certain Lease dated November 19, 2015 (the “Original Lease”) with respect to the Premises within the Center commonly known as Puunene Shopping Center and located in Kahului, Maui, Hawaii.
B.    Landlord and Tenant desire to amend the Original Lease to modify certain particulars, as more specifically set forth herein.
C.    The Original Lease and this First Amendment are sometimes hereinafter collectively referred to as the “Lease,” and all references to the Lease shall mean the Original Lease, as amended, whether or not such reference shall expressly refer to such amendment. Unless otherwise provided herein, all capitalized words and terms used herein shall have the same meanings ascribed to such words and terms as in the Original Lease.
NOW THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:
1.Landlord delivered possession of the Premises to Tenant on October 13, 2017. As such, the Term Commencement Date of the Lease is October 13, 2017.

2.The Rent Commencement Date is January 11, 2018.

3.The Term Expiration Date of the Lease is January 31, 2028.

4.Anything in the Lease to the contrary notwithstanding, the Free Rent Period shall mean ninety (90) days after the Rent Commencement Date. Therefore, the Free Rent Period shall be from January 11, 2018 through April 11, 2018.

5.Fixed Minimum Rent under the Lease shall be as follows:

Schedule 9.3.6-80
1379426.v9
ImanageDB:4161238.11

Period - Initial Term	Monthly Fixed Minimum Rent	Annual Fixed Minimum Rent
Term Commencement Date-Rent Commencement Date	$0	$0
January 11, 2018-April 11, 2018	$0	$0
April 12, 2018-January 31, 2023	$39,583.33	$475,000.00
February 1, 2023 - January 31, 2028	$43,541.67	$522,500.00
Period - Option Period #1, if exercised	Monthly Fixed Minimum Rent	Annual Fixed Minimum Rent
February 1, 2028- January 31, 2033	$47,895.83	$574,750.00
Period - Option Period #2, if exercised	Monthly Fixed Minimum Rent	Annual Fixed Minimum Rent
February 1, 2033- January 31, 2038	$52,687.50	$632,250.00
Period - Option Period #3, if exercised	Monthly Fixed Minimum Rent	Annual Fixed Minimum Rent
February 1, 2038- January 31, 2043	In accordance with Section 4.1.4 of the Original Lease	In accordance with Section 4.1.4 of the Original Lease

6.Within thirty (30) days of the Effective Date hereof, Tenant agrees to reimburse Landlord for work done pursuant to the change order attached hereto as Schedule 1, in the aggregate amount of Twenty-One Thousand Nine Hundred Eighty-Two Dollars ($21,982.00) [OPEN].

7.Anything in the Lease to the contrary notwithstanding, the Premises has been re-measured and Landlord and Tenant agree the Gross Leasable Area of the Premises is 12,210 square feet.

8.Subject to the provisions of Section 9 and Article 11 of the Original Lease, during the Term, Tenant shall be entitled to panel signage on one (1) side of the monument sign located at location GR.ID-2 and on two sides of the monument sign located at location GR.ID-1, as referenced on Sheet G.2b of the Signage Criteria (the “Monument Sign”), bearing Tenant’s name. Tenant acknowledges that the fabrication, installation, maintenance, repair, use and removal of its panel signage shall be at Tenant’s sole cost and expense. Further, the nature, colors, graphics, materials, content, dimensions, placement, location and installation method of Tenant’s panel signage for the Monument Sign shall be subject to Landlord’s Signage Criteria, the reasonable approval of Landlord and to the approval of any applicable governmental or regulatory agency. Tenant shall share the cost of operation, maintenance and repair of the Monument Sign, such share to be a fraction, the numerator of which shall be the square footage of the sign panels that Tenant is allowed to place on the Monument Sign, and the denominator of which shall be the square footage of all tenant sign panels placed on the Monument Sign. All costs payable by Tenant under this Section 9 in respect of the Monument Sign shall be paid within thirty (30) days following Tenant’s receipt of a bill therefor.

Schedule 9.3.6-81
1379426.v9
ImanageDB:4161238.11

9.Subject to the OEA and all applicable Laws, Tenant shall be allowed to place and maintain one (1) 10’ x 40’ storage container in reasonable proximity to the Premises and located in the Common Area behind the Premises.

10.This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns under the Lease.

11.This First Amendment may be executed by facsimile or pdf and facsimile and pdf signatures shall have the same force and effect as originals.

12.This First Amendment shall be governed by and construed in accordance with the laws of the State of Hawaii.

13.This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.This First Amendment contains the entire agreement between the parties with respect to the subject matter herein contained and all preliminary negotiations with respect to the subject matter herein contained are merged into and incorporated in this First Amendment and all prior documents and correspondence between the parties with respect to the subject matter herein contained are superseded and of no further force or effect, other than the Lease.

15.This First Amendment shall not be valid or binding on Landlord unless and until the same has been accepted by Landlord in writing and a fully executed copy is delivered to both parties hereto.

[The balance of this page has been left blank intentionally.]
    IN WITNESS WHEREOF, the parties have executed this First Amendment as of the Effective Date.

Schedule 9.3.6-82
1379426.v9
ImanageDB:4161238.11

LANDLORD: PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company By:Terramar Retail Centers, LLC a Delaware limited liability company, Its Sole Member By: Name: Title:	TENANT: PETCO ANIMAL SUPPLIES STORES, INC., a Delaware corporation By: Name: Title:

Schedule 1

Change Orders
[Attached]

Schedule 9.3.6-83
1379426.v9
ImanageDB:4161238.11

EXHIBIT 1
Approved Hokulei Unwind Documents (Updated as of 1/23/18)

HV - Hokulei Village, LLC
GF - Grove Farm Properties, Inc.
ASB - American Savings Bank, F. S. B.
SD - Saturn Development LLC (formerly Property Development Centers LLC)
SWY - Safeway, Inc.

Instrument	Approved Version
TRANCHE ONE
Release of Hokelei Seller’s Mortgage to BOA
Amendment of CPR Declaration releasing Lots A-G, H & K	2836236_7_Amendment to Declaration of Condominium Property Regime and Condo Map (Hokulei Village)
Amendment of Condominium Map with Engineer’s Certificate	Amended Condo Map_2017-12-08 Engineer’s Certificate - Hokulei Village (2018-01-08)(SML)
Amendment to Condominium By-Laws
Assignment of Declarant Rights under CPR Declaration (HV to GF)	2839919_6_Assignment of Declarant Rights from HV re Phase 2 (01-15-2018)(final)
Partition Deed between GFP, ASB & HV	Partition Deed (HV-ASB-GF) (2018.01.12)(2) (SML)
Reciprocal Easement Agreement	2836422_3_Reciprocal Easement Agreement (01-15-2018)(final)(v.3) w-exhibits
Grant of Easement Roundabout Dedication Parcel	2841812_3_Roundabout Easement (01-15-2018)(final)
Restrictive Agreement	2836438_2_Phase 2 Restrictive Agreement_TML rev (01-15-2018)(final)
Declaration of Easements, Conditions and Restrictions Affecting Land	Declaration of ECR (1-9-2018) (CS) (2) (01-15-2018)(final)(v.2) w-exhibits
Termination and Release of Reservation of Rights in ASB Unit Deed	Termination and Release of Reserved Rights in ASB Unit Deed (01-15-2018))(final)
Termination and Release of Reservation of Rights in GF Unit Deed	Termination and Release of GFP Unit Deed (01-15-2018)(final)
First Amendment of Allocation of Housing Agreement Obligations (conversion of units to lots)	First Amendment to Allocation of Housing Agreement Obligations (01-15-2018)(final)
Limited Warranty Deed from Hokulei Seller to Purchaser
TRANCHE TWO
First Amendment of ASB Memorandum of Agreements (conversion of unit to lot)	First Amendment to ASB MOA (01-18-2018)(Tr.2)(CS)

Schedule 9.3.6-84
1379426.v9
ImanageDB:4161238.11

Second Amendment to SWY Memorandum of Shopping Center Lease (conversion of unit to lot)	Second Amendment to SWY MOL (01-18-2018)(Tr.2)(CS)
Termination and Release of Declaration of Easements (Phase 1) (A&B and ASB)	Term and Release of Decl. of Esmts Phase 1 (01-18-2018)(Tr.2)
Joinder and Consent to Second Amendment to SWY Memorandum of Shopping Center Lease by ASB	ASB Joinder & Consent to Second Amendment to SWY MOL (01-18-2018)(Tr.2)
Supplemental Declaration (GF re REA)
Subordination Agreement (REA & ECR) - Petco (unrecorded)	Hokulei_Petco_Subordination Agreement (4)
Subordination Agreement (REA & ECR) - Walgreen (unrecorded)	Hokulei_Walgreen_ Subordination Agremeent (2)
Of-record assignments of any documents to be released by Purchaser in Tranche Two

EXHIBIT 2
Hokulei Unwind Documents Recording Order

1.	TRANCHE ONE
2.Laulani & Pad G Land Recording Documents
3.

4.	1. Limited Warranty Deed by Laulani Seller to Purchaser

5.	2. Limited Warranty Deed by Pad G Seller to Purchaser

6.	3. Loan Assumption & Amendment to Loan Documents between Seller, Purchaser and The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) [COUNT AS 2]

7.	4. UCC-3 Amendment filed by Northwestern Mutual
8.
9.Puunene Land Recording Documents

10.	5. Limited Warranty Deed by Puunene Seller to Purchaser
11.
12.Hokulei Land Recording Documents

13.	6. Release of Hokulei Seller’s Mortgage to Bank of America

14.	7. Amendment to Declaration of Condominium Property Regime Releasing Lots 1546-A through -G, -H & -K.

15.	8. Amendment of Condominium Map

16.	9. Amendment of Hokulei Land Condominium Bylaws

17.	10. Assignment of Declarant Rights under Hokulei Land Declaration of Condominium Property Regime from Hokulei Seller to GFP

18.	11. Partition Deed between Hokulei Seller, Grove Farm Partners (GFP) & American Savings Bank (ASB) [COUNT AS 3]

19.	12. Reciprocal Easement Agreement

20.	13. Grant of Easement Roundabout Dedication Parcel (Vehicular Access and Utilities)

21.	14. Restrictive Agreement

22.	15. Declaration of Easements and Conditions and Restrictions Affecting Land

23.	16. Termination and Release of Reservation of Rights in ASB Hokulei Unit Deed

24.	17. Termination and Release of Reservation of Rights in GF Hokulei Unit Deed

25.	18. First Amendment of Allocation of Housing Agreement Obligations (conversion of units to lots)

26.	19. Limited Warranty Deed from Hokulei Seller to Purchaser

Schedule 9.3.6-85
1379426.v9
ImanageDB:4161238.11

27.
28.TRANCHE TWO
29.

30.	20. Assignment and Assumption of Declarant Rights by Laulani Seller

31.	21. Assignment and Assumption of Declarant Rights by Pad G Seller

32.	22. Assignment and Assumption of Declarant Rights by Puunene Seller

33.	23. Assignment and Assumption of Declarant Rights by Hokulei Seller

34.	24. Amendment of ASB Hokulei MOA (conversion of unit to lot)

35.	25. Amendment of Safeway Hokulei Memorandum of Lease (conversion of unit to lot)

36.	26. Termination and Release of Declaration of Easements (Hokulei Phase 1)

37.	27. Joinder and Consent to Amendment to Memorandum of Shopping Center Lease by ASB

38.	28. Any other documents that are to be recorded with respect to the transactions contemplated by the Agreement or related to closing such transactions but not otherwise listed on this Exhibit A.

FOURTEENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

This Fourteenth Amendment to Purchase and Sale Agreement (this “Amendment”) is made and entered into as of February , 2018, by and between HOKULEI VILLAGE, LLC, a Delaware limited liability company (with respect to the Hokulei Land and other Property directly related thereto, “Hokulei Seller”), TRC LAULANI VILLAGE, LLC, a Delaware limited liability company (with respect to the Laulani Land and other Property directly related thereto, “Laulani Seller”), LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company (with respect to the Pad G Land and other Property directly related thereto, “Pad G Seller”) and PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company (with respect to the Puunene Land and other Property directly related thereto, “Puunene Seller”; together with Hokulei Seller, Laulani Seller and Pad G Seller, “Seller”), and A & B PROPERTIES HAWAII, LLC, SERIES R, a series of a Delaware limited liability company (“Purchaser”).
Recitals
WHEREAS, Seller and Purchaser entered into that certain Commercial Real Property Purchase and Sale Agreement dated November 22, 2017, as amended by First Amendment to Purchase and Sale Agreement dated December 18, 2017, Second Amendment to Purchase and Sale Agreement dated December 19, 2017, Third Amendment to Purchase and Sale Agreement dated December 20, 2017, Fourth Amendment to Purchase and Sale Agreement dated December 21, 2017, Fifth Amendment to Purchase and Sale Agreement dated December 28, 2017 (“Fifth Amendment”), Sixth Amendment to Purchase and Sale Agreement dated January 5, 2018, Seventh Amendment to Purchase and Sale Agreement dated January 8, 2018, Eighth Amendment to Purchase and Sale Agreement dated January 9, 2018, Ninth Amendment to Purchase and Sale Agreement dated January 12, 2018, Tenth Amendment to Purchase and Sale Agreement dated January 16, 2018, Eleventh Amendment to Purchase and Sale Agreement dated January 19, 2018, Twelfth Amendment to Purchase and Sale Agreement dated January 23, 2018, and Thirteenth Amendment to Purchase and Sale Agreement dated January 24, 2018 (“Thirteenth Amendment”) (altogether, the “Agreement”), for the sale and purchase of the above-referenced properties (collectively, the “Property”); and
WHEREAS, the parties hereto desire to amend the Agreement as provided herein.

Schedule 9.3.6-86
1379426.v9
ImanageDB:4161238.11

Agreement
NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:
85.Defined Terms.  All capitalized terms used in this Amendment but not otherwise defined shall have their same meanings as set forth in the Agreement and Section references refer to Sections of the Agreement except as otherwise expressly provided.
86.Amendment of Schedule 2.2. Schedule 2.2 to the Agreement is deleted and replaced with the new Schedule 2.2 attached hereto.
87.Purchase Price. Pursuant to Section 2, The Purchase Price under the Agreement is amended to be TWO HUNDRED FIFTY-FOUR MILLION ONE HUNDRED SEVEN THOUSAND FIFTY-EIGHT DOLLARS AND 90/100 ($254,107,058.90) in order to reflect the credits on Schedules 2.1 and 2.2.
88.Amendment of Schedule 2.1 Allocation of Purchase Price. Schedule 2.1 to the Agreement is deleted and replaced with the new Schedule 2.1 attached hereto.
89.Updated Hokulei Unwind Documents & Recording Order. The list of Hokulei Unwind Documents attached as Exhibit 1 to the Thirteenth Amendment is replaced with the updated list attached hereto as Exhibit 1. The recording order of those documents attached to the Gap Closing Instructions is replaced with the recording order attached hereto as Exhibit 2, and the final form of Gap Closing Instructions executed by the parties with respect to Closing shall include reference to Closing Date (as amended and may be further amended).
90.Other Agreements. The following agreements are hereby added to Amended Schedule 1.7 attached to the Fifth Amendment:
The rights of TRC Laulani Village, LLC, a Delaware limited liability company, under Agreement for Right of First Offer and Counteroffer dated June 6, 2013, by and between Property Development Centers LLC, a Delaware limited liability company, as Developer, and 91-1061 Keaunui Drive LLC, a Hawaii limited liability company.
91.Purchaser Acknowledgement of Satisfaction and/or Waiver of Certain Closing Conditions. Purchaser acknowledges that the conditions precedent to Purchaser’s obligation to close on its acquisition of the Property set forth in the following sections of the Agreement have either been satisfied or are hereby waived: delivery of Tenant Estoppel Certificates from Petco required pursuant to Sections 8.2.1 through 8.2.3; delivery of the Counterparty Estoppel Certificates from GFP regarding the Hokulei Land Reciprocal Easement Agreement and Restrictive Agreement Affecting Revised Phase 2 Land required pursuant to Section 8.3 and Seller’s delivery an estoppel required pursuant to Section 8(c) of the Thirteenth Amendment; Section 8.4; Section 8.7; Section 8.9; Section 8.10(b); Section 8.11; Section 8.12; and Section 8.13.
92.Ratifications.  The Agreement, and all terms, provisions, conditions and exhibits contained in the Agreement, are hereby ratified, and shall be deemed in full force and effect, except as specifically herein amended.
93.Counterparts; Signatures.  This Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, and each such counterpart

Schedule 9.3.6-87
1379426.v9
ImanageDB:4161238.11

shall be deemed to be an original, but all such counterparts put together shall constitute but one and the same Amendment. Signatures to this Amendment transmitted by .pdf, electronic mail or other electronic means shall be treated as originals in all respects for purposes of this Amendment.
[Signature Page to Follow]
IN WITNESS WHEREOF, Seller and Purchaser have executed this Amendment as of the day and year first above written.

Schedule 9.3.6-88
1379426.v9
ImanageDB:4161238.11

SELLER:
HOKULEI VILLAGE, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member

By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

TRC LAULANI VILLAGE, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO
LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company

By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

Schedule 9.3.6-89
1379426.v9
ImanageDB:4161238.11

PURCHASER:	A & B PROPERTIES HAWAII, LLC, SERIES R, a Delaware limited liability company By: /s/ Jeff Pauker Name: Jeff Pauker Title: VP company By: /s/ Lance Parker Name: Lance Parker Title: President

SCHEDULE 2.2

SCHEDULE 2.1

EXHIBIT 1
Approved Hokulei Unwind Documents (Updated as of 2/16/18)

Hokulei Village - Checklist
As of February 16, 2018

HV - Hokulei Village, LLC
GF - Grove Farm Properties, Inc.
ASB - American Savings Bank, F. S. B.
SD - Saturn Development LLC (formerly Property Development Centers LLC)
SWY - Safeway, Inc.

Schedule 9.3.6-90
1379426.v9
ImanageDB:4161238.11

Instrument	Approved Version
TRANCHE ONE
Release of Hokelei Seller’s Mortgage to BOA
Amendment of CPR Declaration releasing Lots A-G, H & K	2836236_8_Amendment to Declaration of Condominium Property Regime and Condo Map (Hokulei Village)
Amendment of Condominium Map with Engineer’s Certificate	[Revised condo map to be provided by GF]
Amendment to Condominium By-Laws	[Submitted by GF directly to TG]
Partition Deed between GFP, ASB & HV	Partition Deed (HV-ASB-GF) (2018.02.08)(SML) (TG changes)(v. 3)
Assignment of Declarant Rights under CPR Declaration (HV to GF)	2839919_6_Assignment of Declarant Rights from HV re Phase 2 (01-15-2018)(final)(v.2 unit J)
Reciprocal Easement Agreement	2836422_3_Reciprocal Easement Agreement (01-15-2018)(final)(v. 4 unit J) w-exhibits
Grant of Easement Roundabout Dedication Parcel	2841812_3_Roundabout Easement (01-15-2018)(final)
Restrictive Agreement	2836438_2_Phase 2 Restrictive Agreement_TML rev (01-15-2018)(final)(v.2 unit J)
Declaration of Easements, Conditions and Restrictions Affecting Land	Declaration of ECR (1-9-2018) (CS) (2) (01-15-2018)(final)(v.3 unit J) w-exhibits
Termination and Release of Reservation of Rights in ASB Unit Deed	Termination and Release of Reserved Rights in ASB Unit Deed (01-15-2018))(final)(v.2 unit J)
Termination and Release of Reservation of Rights in GF Unit Deed	Termination and Release of GFP Unit Deed (01-15-2018)(final)(v.2 unit J)
First Amendment of Allocation of Housing Agreement Obligations (conversion of units to lots)	First Amendment to Allocation of Housing Agreement Obligations (01-15-2018)(final) (v.2 unit J)
Limited Warranty Deed from Hokulei Seller to Purchaser
TRANCHE TWO
First Amendment of ASB Memorandum of Agreements (conversion of unit to lot)	First Amendment to ASB MOA (01-18-2018)(Tr.2)(CS)
Second Amendment to SWY Memorandum of Shopping Center Lease (conversion of unit to lot)	Second Amendment to SWY MOL (01-18-2018)(Tr.2)(CS)
Termination and Release of Declaration of Easements (Phase 1) (A&B and ASB)	Term and Release of Decl. of Esmts Phase 1 (01-18-2018)(Tr.2)
Joinder and Consent to Second Amendment to SWY Memorandum of Shopping Center Lease by ASB	ASB Joinder & Consent to Second Amendment to SWY MOL (01-18-2018)(Tr.2)
Supplemental Declaration (GF re REA)	[Submitted by GF directly to TG]
Of-record assignments of any documents to be released by Purchaser in Tranche Two
1379426.v9

48
ImanageDB:4161238.11

Schedule 9.3.6-91
1379426.v9
ImanageDB:4161238.11

ImanageDB:4161238.11

EXHIBIT 2
Hokulei Unwind Documents Recording Order

39.	AS OF 2/15/2018:
40.
41.TRANCHE ONE
42.Laulani & Pad G Land Recording Documents
43.

44.	1. Limited Warranty Deed by Laulani Seller to Purchaser

45.	2. Limited Warranty Deed by Pad G Seller to Purchaser

46.	3. Loan Assumption & Amendment to Loan Documents between Seller, Purchaser and The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) [COUNT AS 2]

47.	4. UCC-3 Amendment filed by Northwestern Mutual
48.
49.Puunene Land Recording Documents

50.	5. Limited Warranty Deed by Puunene Seller to Purchaser
51.
52.Hokulei Land Recording Documents

53.	6. Release of Hokulei Seller’s Mortgage to Bank of America

54.	7. Amendment to Declaration of Condominium Property Regime Releasing Lots 1546-A through -G, -H & -K.

55.	8. Amendment of Condominium Map

56.	9. Amendment of Hokulei Land Condominium Bylaws

57.	10. Partition Deed between Hokulei Seller, Grove Farm Partners (GFP) & American Savings Bank (ASB) [COUNT AS 3]

58.	11. Assignment of Declarant Rights under Hokulei Land Declaration of Condominium Property Regime from Hokulei Seller to GFP

59.	12. Reciprocal Easement Agreement

60.	13. Grant of Easement Roundabout Dedication Parcel (Vehicular Access and Utilities)

61.	14. Restrictive Agreement

62.	15. Declaration of Easements and Conditions and Restrictions Affecting Land

63.	16. Termination and Release of Reservation of Rights in ASB Hokulei Unit Deed

64.	17. Termination and Release of Reservation of Rights in GF Hokulei Unit Deed

65.	18. First Amendment of Allocation of Housing Agreement Obligations (conversion of units to lots)

66.	19. Limited Warranty Deed from Hokulei Seller to Purchaser
67.
68.TRANCHE TWO
69.

70.	20. Assignment and Assumption of Declarant Rights by Laulani Seller

71.	21. Assignment and Assumption of Declarant Rights by Pad G Seller

72.	22. Assignment and Assumption of Declarant Rights by Puunene Seller

73.	23. Assignment and Assumption of Declarant Rights by Hokulei Seller

74.	24. Amendment of ASB Hokulei MOA (conversion of unit to lot)

75.	25. Amendment of Safeway Hokulei Memorandum of Lease (conversion of unit to lot)

76.	26. Termination and Release of Declaration of Easements (Hokulei Phase 1)

77.	27. Joinder and Consent to Amendment to Memorandum of Shopping Center Lease by ASB

78.	28. Supplemental Declaration (GF re REA)

Schedule 9.3.6-92
1379426.v9
ImanageDB:4161238.11

79.	29. Any other documents that are to be recorded with respect to the transactions contemplated by the Agreement or related to closing such transactions but not otherwise listed on this Exhibit A.

FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT
Hokulei Village, Lihue, HI
Laulani Village, Ewa Beach, HI
Pad G, Ewa Beach, HI
Puunene Shopping Center, Kahului, HI

This Fourth Amendment to Purchase and Sale Agreement (this “Agreement”) is made and entered into as of the 21st day of December, 2017, by and between HOKULEI VILLAGE, LLC, a Delaware limited liability company (with respect to the Hokulei Land and other Property directly related thereto, “Hokulei Seller”), TRC LAULANI VILLAGE, LLC, a Delaware limited liability company (with respect to the Laulani Land and other Property directly related thereto, “Laulani Seller”), LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company (with respect to the Pad G Land and other Property directly related thereto, “Pad G Seller”) and PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company (with respect to the Puunene Land and other Property directly related thereto, “Puunene Seller”; together with Hokulei Seller, Laulani Seller and Pad G Seller, “Seller”), and A & B PROPERTIES HAWAII, LLC, SERIES R, a series of a Delaware limited liability company (“Purchaser”).
Recitals
WHEREAS, Seller and Purchaser entered into that certain Commercial Real Property Purchase and Sale Agreement dated November 22, 2017, which was amended by First Amendment to Purchase and Sale Agreement dated December 18, 2017, Second Amendment to Purchase and Sale Agreement dated December 19, 2017, and Third Amendment to Purchase and Sale Agreement dated December 20, 2017 (as amended, the “PSA”), for the sale and purchase of the above-referenced properties (collectively, the “Property”); and
WHEREAS, the parties hereto desire to amend the PSA as provided herein.
Agreement
NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:
94.Due Diligence Period.  Under Section 8.1 of the PSA, the end of the Due Diligence Period shall be changed from 5:00 p.m., Hawaii-Aleutian Standard Time, on December 22, 2017, to 5:00 p.m., Hawaii-Aleutian Standard Time, on December 28, 2017.

Schedule 9.3.6-93
1379426.v9
ImanageDB:4161238.11

95.Ratifications.  This Agreement, and all terms, provisions, conditions and exhibits contained in the PSA, are hereby ratified, and shall be deemed in full force and effect, except as specifically herein amended.
96.Counterparts; Signatures.  This Agreement may be executed in any number of counterparts and by each of the undersigned on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts put together shall constitute but one and the same Agreement. Signatures to this Agreement transmitted by .pdf, electronic mail or other electronic means shall be treated as originals in all respects for purposes of this Agreement.
[Signature Page to Follow]
IN WITNESS WHEREOF, Seller and Purchaser have executed this Agreement as of the day and year first above written.

Schedule 9.3.6-94
1379426.v9
ImanageDB:4161238.11

SELLER:
HOKULEI VILLAGE, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member

By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

TRC LAULANI VILLAGE, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO
LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company

By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

Schedule 9.3.6-95
1379426.v9
ImanageDB:4161238.11

PURCHASER:	A & B PROPERTIES HAWAII, LLC, SERIES R, a Delaware limited liability company By: /s/ Jeff Pauker Name: Jeff Pauker Title: VP company By: /s/ Lance Parker Name: Lance Parker Title: President

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is made effective as of November 22, 2017 (the “Effective Date”), by and among HOKULEI VILLAGE, LLC, a Delaware limited liability company (with respect to the Hokulei Land and other Property directly related thereto, “Hokulei Seller”), TRC LAULANI VILLAGE, LLC, a Delaware limited liability company (with respect to the Laulani Land and other Property directly related thereto, “Laulani Seller”), LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company (with respect to the Pad G Land and other Property directly related thereto, “Pad G Seller”) and PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company (with respect to the Puunene Land and other Property directly related thereto, “Puunene Seller”; together with Hokulei Seller, Laulani Seller and Pad G Seller, “Seller”), and A & B PROPERTIES HAWAII, LLC, SERIES R, a series of a Delaware limited liability company (“Purchaser”). In consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:
1.PURCHASE AND SALE. Subject to and in accordance with the terms and conditions set forth in this Agreement, Purchaser shall purchase from Seller and Seller shall sell to Purchaser, all of Seller’s right, title and interest in and to the following property (collectively, the “Property”):
1.those certain parcels of real estate located at (i) 4454 Nuhoe Street, Lihue, Kauai, Hawaii, commonly known as Hokulei Village, (ii) 91 - 1119 Keaunui Drive, Ewa Beach, Oahu, Hawaii, commonly known as Laulani Village, (iii) Lot 7 of the "Laulani Ewa Subdivision", Ewa Beach, Oahu, Hawaii, commonly known as Pad G and (iv) 100 Ho’okele Street, Kahului, Maui, Hawaii, commonly known as Puunene Shopping Center and legally described in attached Exhibits A-1, A-2, A-3 and A-4, respectively, together with any and all appurtenances, hereditaments, privileges, development rights and easements belonging thereto (“Hokulei Land”, “Laulani Land”, “Pad G Land” and “Puunene Land”, respectively, and, collectively, the “Land”);

Schedule 9.3.6-96
1379426.v9
ImanageDB:4161238.11

2.all buildings, structures, improvements, and fixtures located on the Land and owned by Seller (collectively, the “Improvements”; the Land and the Improvements are collectively referred to as the “Real Property”);
3.all leases, occupancy agreements and license agreements affecting the Real Property or any part thereof, as of the Effective Date, and all guarantees thereof, together with any New Leases (as hereinafter defined) which do not require Purchaser’s consent or to which Purchaser has consented (or is deemed to have consented) pursuant to Section 9.3.1 (the “Leases”);
4.all furniture, furnishings, equipment, machinery and other tangible personal property, if any, owned by Seller, located in or on the Real Property and used solely in connection therewith, including but not limited to the tangible personal property described in the attached Schedule 1.4 (the “Tangible Personal Property”);
5.all maintenance, service, and other like contracts and agreements with respect to the ownership and operation of the Real Property or any portion thereof (excluding contracts affecting other properties in addition to the Real Property), to be listed on Schedules provided by Seller within seven (7) days after the Effective Date, together with any new contracts which do not require Purchaser’s consent or to which Purchaser consented (or is deemed to have consented) pursuant to Section 9.3.2 (the “Service Contracts”), except as expressly set forth to the contrary in this Agreement;
6.all intangible property, permits, licenses, approvals, guarantees and warranties pertaining exclusively to the Real Property and in each case used solely in connection with the ownership and operation of the Real Property (the “Intangibles”); and
7.those documents set forth on Schedule 1.7 attached hereto or listed on an amended Schedule 1.7 prepared by Seller within seven (7) days of the Effective Date (the “Other Agreements”).
Those documents referenced in Sections 1.3, 1.5 and 1.7 are collectively referred to in this Agreement as the “Property Agreements”. Prior to the date hereof, Seller has delivered or made available to Purchaser copies of the Property Agreements in Seller’s possession.
Notwithstanding anything set forth herein to the contrary, the term “Property” expressly excludes (i) all property owned by tenants or other users or occupants of the Real Property, (ii) all rights with respect to any refund of taxes applicable to any period prior to the Closing Date (as defined in Section 4 below), (iii) all rights to any insurance proceeds or settlements for events occurring prior to Closing (subject to Section 5 below), (iv) all of Seller’s interest in cash, securities, lender deposits and reserves and accounts receivable (except to the extent Seller receives proration therefor), (v) financial data with respect to the Property for the period prior to the Closing (subject to Section 4.5 below), (vi) any promissory notes relating to any Lease in favor of Seller for accounts receivable arising solely prior to the Effective Date, (vii) the names “Terramar”, “TRC”, “TRC Retail”, or “Terramar Retail Centers, LLC”, and any derivation or combination thereof, and (viii) the Excluded Documents (as hereinafter defined), and Seller shall retain all of the property and rights referenced in the

Schedule 9.3.6-97
1379426.v9
ImanageDB:4161238.11

foregoing clauses (ii) through (viii). The property referenced in the foregoing clauses (i) through (viii) is referred to as the “Excluded Property.”
2.PURCHASE PRICE. The total consideration to be paid by Purchaser to Seller for the Property is Two Hundred Sixty-Two Million Five Hundred Thousand and No/100 Dollars ($262,500,000.00) (the “Purchase Price”), plus or minus prorations and adjustments as hereinafter set forth. The allocation of the Purchase Price among the components of the Real Property is set forth on Schedule 2.1 Prior to Closing the parties shall amend this Agreement to reduce the Purchase Price by the amount of the credits set forth on Schedule 2.2 (Leasing & Construction Credits) and Section 9.4, as they may be adjusted pursuant to Sections 4.3.8 and 9.4, and the Schedule 2.1 allocations shall be adjusted accordingly. For the avoidance of doubt, after reducing the Purchase Price as contemplated in the preceding sentence, the credits accounting for such reductions shall no longer be applicable.
1.Earnest Money. Within two (2) business days after the Effective Date, Purchaser shall deliver to Title Guaranty Escrow Services, Inc., attention Jeremy Trueblood, as escrow agent for Title Insurer (as hereinafter defined) (“Escrow Agent”), an amount equal to One Million and No/100 Dollars ($1,000,000.00) in immediately available funds (the “Initial Earnest Money”). If Purchaser delivers Notice of Acceptance (as hereinafter defined) pursuant to Section 8.1 below, then Purchaser shall deliver to Escrow Agent an additional amount equal to One Million Six Hundred Twenty-Five Thousand and No/100 Dollars ($1,625,000.00) in immediately available funds (the “Additional Earnest Money”) within two (2) business day after the expiration of the Due Diligence Period (as defined in Section 8.1), so that the total earnest money deposit held by Escrow Agent (exclusive of interest earned thereon) shall equal Two Million Six Hundred Twenty-Five Thousand and No/100 Dollars ($2,625,000.00). The Initial Earnest Money and the Additional Earnest Money, to the extent deposited, together with any interest earned thereon and net of investment costs, are referred to in this Agreement as the “Earnest Money.” The Earnest Money shall be invested as Purchaser directs. Any and all interest earned on the Earnest Money shall be reported to Purchaser’s federal tax identification number. Except as expressly set forth herein to the contrary, the Earnest Money shall become nonrefundable upon the expiration of the Due Diligence Period if Purchaser delivers Notice of Acceptance pursuant to Section 8.1 on or before the expiration of the Due Diligence Period. Notwithstanding the prior sentence, if the transaction fails to close because of Seller’s default under this Agreement and Purchaser elects to terminate this Agreement pursuant to Section 7.1, or if the transaction fails to close due to failure of a condition precedent to Purchaser’s obligations to close, then the Earnest Money shall be returned to Purchaser. If the transaction closes in accordance with the terms of this Agreement, then Escrow Agent shall deliver the Earnest Money to Seller at Closing as payment toward the Purchase Price. The parties shall promptly direct Escrow Agent to deliver the Earnest Money in accordance with this Agreement.

Schedule 9.3.6-98
1379426.v9
ImanageDB:4161238.11

2.Cash Balance. At least two (2) business days before Closing, Purchaser shall deposit with Escrow Agent the Purchase Price in immediately available funds, less the Earnest Money, plus or minus the prorations described in this Agreement (such amount, as adjusted, being referred to as the “Cash Balance”).
3.Independent Consideration. Notwithstanding anything to the contrary contained in this Agreement, if this Agreement is terminated for any reason which entitles Purchaser to the return of the Earnest Money, then the sum of One Hundred and No/100 Dollars ($100.00) of such Earnest Money (the “Independent Contract Consideration”) shall be paid to Seller from the Earnest Money, which amount Seller and Purchaser have bargained for and agreed to as independent and sufficient consideration for Seller’s execution and delivery of this Agreement. The Independent Contract Consideration is non-refundable and separate consideration from any other payment or deposit required by this Agreement, and Seller shall retain the Independent Contract Consideration upon any termination of this Agreement notwithstanding any other provision of this Agreement to the contrary.
3.EVIDENCE OF TITLE. Seller agrees to furnish Purchaser with good and marketable title to the Property in accordance with the terms of this Agreement, subject only to the Permitted Exceptions. Notwithstanding the foregoing, Seller shall be obligated to at Closing discharge any mortgages, mechanics and materialmen’s liens, and other monetary liens of any kind affecting the Property, except for (i) the lien of real property taxes not then due, and (ii) the recorded Loan Documents affecting the Laulani Land to be assumed by Purchaser as provided in Section 11.20. Purchaser’s obligation to close this transaction shall be subject to the irrevocable commitment by Title Guaranty of Hawaii, Inc. and Land Services USA, Inc., as agents for Chicago Title Insurance Company (collectively, the “Title Insurer”) to issue to Purchaser at Closing Form 2006 extended ALTA Owners Protection Policies of Title Insurance for each of the Hokulei Land, the Laulani Land, the Pad G Land and the Puunene Land in the respective amounts set forth in Schedule 2.1, subject only to the Permitted Exceptions (as defined in Section 3.2) and with endorsements against mechanics and materialmen’s liens and such other endorsements as Purchaser may elect (individually and collectively, the “Title Policy”); provided, however, the failure of Title Insurer to irrevocably commit to issue the Title Policy shall not be a Seller default hereunder. Seller shall at its expense provide the Title Insurer with such affidavits, agreements and surveyor certifications customarily required or reasonably requested by the Title Insurer in order to issue the Title Policy; provided, however, the failure of Seller to provide such items shall not be a Seller default hereunder.
1.Title and Survey Review. Purchaser hereby acknowledges that Seller has delivered to Purchaser (a) the title commitments listed on Exhibits F-1 through F-4 attached hereto (the “Preliminary Title Commitments”); and (b) the most recent existing surveys of the Real Property in Seller’s possession, if any (the “Surveys”). Seller has ordered updates of the Surveys with respect to the Real Property (the “Updated Surveys”). Seller shall cause copies of the Updated Surveys to be delivered to Purchaser when available, and, subject to Section 3.2, Purchaser shall thereafter coordinate directly with the surveyor(s) to address any comments or requested changes Purchaser has to the Updated Surveys.

Schedule 9.3.6-99
1379426.v9
ImanageDB:4161238.11

2.Permitted Exceptions. No later than December 7, 2017, Purchaser shall notify Seller in writing of any matters shown on the Preliminary Title Commitments (or updates thereto) and the Updated Surveys to which Purchaser objects (the "Disapproved Title and Survey Exceptions"). All matters shown on the Preliminary Title Commitments and the Updated Surveys to which Purchaser does not so object shall be deemed “Permitted Exceptions”. No later than five (5) business days following Seller's receipt of Purchaser's Disapproved Title and Survey Exceptions, Seller shall inform Purchaser in writing as to whether Seller will cause the Disapproved Title and Survey Exceptions to be removed from title to the Property prior to the Closing. If Seller fails to deliver its response within such period, Seller shall be deemed to have elected not to eliminate the Disapproved Title and Survey Exceptions. If Seller elects (or is deemed to have elected) not to eliminate any of the Disapproved Title and Survey Exceptions, then Purchaser may at any time prior to the end of the Due Diligence Period elect to terminate this Agreement. If Purchaser does not elect to terminate this Agreement and proceeds with the transaction, then Purchaser shall be deemed to have approved or waived all Disapproved Title and Survey Exceptions that Seller has elected not to eliminate or that Purchaser did not object to and such exceptions shall be Permitted Exceptions.
3.If after the date of Purchaser’s notice of Disapproved Title and Survey Exceptions any new title matter of record or new survey matter first arises as identified on any updates or amendments to the Title Commitments or Updated Surveys, respectively ("New Title and Survey Exceptions"), Purchaser may request in writing that Seller remove such New Title and Survey Exceptions from title to the Property prior to the Closing provided however that any request to remove New Title and Survey Exceptions must be made within three (3) business days of Purchaser’s discovery of the New Title and Survey Exception. Seller shall have three (3) business days following Seller's receipt of Purchaser's request to give Purchaser written notice as to whether any of the New Title and Survey Exceptions will be removed from title to the Property prior to the Closing. If Seller fails to deliver its response within such period, Seller shall be deemed to have elected not to eliminate the New Title and Survey Exceptions. This Agreement shall terminate upon Purchaser's written notice to Seller given within three (3) business days following Purchaser's receipt of Seller's response regarding any New Title Exceptions that Seller elects not to eliminate, or the date of Seller’s deemed election not to eliminate them. If Purchaser does not provide written notice of termination within this time period, then Purchaser shall be deemed to have elected to proceed with the transaction and to have approved or waived all New Title and Survey Exceptions that Seller has elected not to eliminate and such exceptions shall be Permitted Exceptions. If a New Title or Survey Exception first arises after the Due Diligence Period, the Closing Date shall be extended by the number of days (if any) necessary to allow the foregoing objection and response process to be concluded no later than three (3) business days prior to the Closing Date.
4.CLOSING. The closing of the transaction contemplated by this Agreement (the “Closing”) shall occur at 8:01 a.m., Hawaii-Aleutian Standard Time, on January 18,

Schedule 9.3.6-100
1379426.v9
ImanageDB:4161238.11

2018, or on such other date as the parties may hereafter agree (such day being sometimes referred to as the “Closing Date”), through escrow at the office of Escrow Agent located at 235 Queen Street, Honolulu, Hawaii 96813.
1.Seller’s Closing Deliveries. No later than two (2) business days prior to the Closing Date, Seller shall execute or cause to be executed (as necessary and as applicable to the entity comprising Seller and/or the sale of such entity’s right, title and interest in and to the Property as contemplated by this Agreement) and deliver to Purchaser (either through escrow or as otherwise provided below) each of the following:
(a)limited warranty deeds for each of the Hokulei Land, the Laulani Land, the Pad G Land and the Puunene Land, and the Improvements thereon (individually and collectively the “Deed”), substantially in the form of Exhibit G attached hereto, conveying each such portion of the Real Property to Purchaser or to a Purchaser’s Designee (as hereinafter defined), duly executed by Seller;
(b)counterparts of (i) an Assignment and Assumption of Leases for each of the Hokulei Land, the Laulani Land, the Pad G Land and the Puunene Land in the form of Exhibit R attached hereto (individually and collectively the “Assignment of Leases”) in favor of Purchaser or Purchaser’s Designee, and (ii) with respect to any of the Leases for which there is a recorded memorandum or short form, a recordable memorandum of assignment;
(c)counterparts of a General Assignment and Assumption of Seller’s interest in the Service Contracts, the Intangibles and the Other Agreements for each of the Hokulei Land, the Laulani Land, the Pad G Land and the Puunene Land in the form of Exhibit S attached hereto (the “General Assignment”) in favor of Purchaser or Purchaser’s Designee, together with any counterparty consents that are required for such assignments; provided, however, Seller’s failure to deliver any such consents shall not be a Seller default hereunder;
(d)a bill of sale for each of the Hokulei Land, the Laulani Land, the Pad G Land and the Puunene Land in the form of Exhibit O attached hereto, conveying the Tangible Personal Property to Purchaser or Purchaser’s Designee;
(e)one original notice letter to each tenant, substantially in the form attached hereto as Exhibit H;
(f)one original notice letter to each Service Contract vendor, substantially in the form attached hereto as Exhibit I;
(g)Seller’s certificate of non-foreign status, in the form attached hereto as Exhibit J;
(h)counterparts of the Closing Statement (as defined in Section 4.3 below);
(i)such transfer and/or conveyance tax forms for each Deed as are required by law, including without limitation Hawaii Conveyance Tax

Schedule 9.3.6-101
1379426.v9
ImanageDB:4161238.11

Certificate Form P-64A in a form reasonably acceptable to Seller and Purchaser (“Conveyance Tax Certificates”);
(j)to the extent not addressed in clauses (e) or (f), above, one original notice letter to each party to any Property Agreement, substantially in the form attached hereto as Exhibit Q;
(k)an affidavit of Seller as to debts and liens in form mutually acceptable to Seller and the Title Insurer which shall permit the Title Insurer to issue the Title Policy subject only to the Permitted Exceptions;
(l)an executed Hawaii Withholding Tax Return For Dispositions By Nonresident Persons of Hawaii Real Property Interests Form N-288 and Form N-288B, if not exempt;
(m)a Report of Bulk Sale and Transfer, State of Hawaii form G-8A, for Seller and/or Terramar Retail Centers, LLC, as applicable, bearing the Certification of the Director of the State Department of Taxation dated no more than ten (10) business days prior to Closing that such reports have been filed and that all taxes, penalties and interest payable by with respect to Seller’s business at or income from the Property have been paid;
(n)counterparts of a recordable Assignment and Assumption of Declarant Rights for each of the Hokulei Land, the Laulani Land, the Pad G Land and the Puunene Land in the form of Exhibit V attached hereto (individually and collectively the “Assignment of Declarant Rights”) assigning to Purchaser or Purchaser’s Designee all of Seller’s rights under the recorded declarations, reciprocal easement agreements and other documents listed on Schedule 4.1(n);
(o)the Guaranty in the form of Exhibit W attached hereto, duly executed by the Guarantor as provided in Section 10.2;
(p)such documents as may be required to effectuate the Loan Assumption;
(q) such releases, amendments, terminations or other documents required to remove any Disapproved Title and Survey Exception that Seller agreed to remove pursuant to Section 3;
(r)such other documents or instruments required hereunder or reasonably necessary to effectuate the Closing in accordance with this Agreement; and
(s)such authorizing documents of Seller as shall be reasonably required by the Title Insurer or Escrow Agent to evidence Seller’s authority to consummate the transactions contemplated by this Agreement.
The Closing Statement may be signed in .PDF counterparts on the Closing Date. Within five (5) business days following the Closing Date, to the extent available, Seller shall deliver to Purchaser the original (or copies, if Seller does not have originals) Property Agreements, and all plans and specifications, licenses and permits pertaining to the Property (all of which, to the extent at the Property, shall be left at the Property, and if not at the Property, shall be delivered to such address as Purchaser may elect).

Schedule 9.3.6-102
1379426.v9
ImanageDB:4161238.11

2.Purchaser’s Closing Deliveries. No later than two (2) business days prior to the Closing Date, Purchaser or the applicable Purchaser’s Designee shall execute or cause to be executed (as necessary) and deliver or cause to be delivered to Seller each of the following:
(a)counterparts of the Assignment of Leases and any memoranda thereof;
(b)counterparts of the General Assignment;
(c)counterparts of the Closing Statement;
(d)counterparts of the Deed;
(e)counterparts of the Assignment of Declarant Rights;
(f)the Conveyance Tax Certificates;
(g)the Cash Balance;
(h)such documents as may be required to effectuate the Loan Assumption;
(i) such other documents or instruments required hereunder or reasonably necessary to effectuate the Closing in accordance with this Agreement; and
(j)such evidence of Purchaser’s due formation, valid existence, good standing, power, authority, authorization and due execution and delivery as Seller, Title Insurer or Escrow Agent may reasonably request.
3.Closing Prorations and Adjustments. Seller shall prepare a statement of the prorations and adjustments required by this Agreement (the “Closing Statement”), and submit it to Purchaser for approval at least ten (10) business days prior to the Closing Date. Except as otherwise provided below, the items listed below are to be equitably prorated or adjusted as of 12:01 a.m. local time at the Real Property on the Closing Date, it being understood that for purposes of prorations and adjustments, Purchaser shall be deemed the owner of the Property on such day and Seller shall be deemed the owner of the Property prior to such day. The provisions of this Section 4.3 that contemplate post-Closing adjustments shall survive Closing for the applicable period of time set forth in this Section 4.3.
1.Real estate and personal property taxes and assessments and other state, county and municipal taxes (other than conveyance or other transfer taxes), charges and assessments, as well as any assessments by private covenant constituting a lien or charge on the Property (collectively, “Real Estate Taxes”) shall be prorated at Closing for the then-current fiscal year of the applicable taxing authority in which the Closing Date occurs (the “Current Tax Year”), such that Seller shall be responsible for all Real Estate Taxes that are attributable to the period prior to the Closing Date and Purchaser shall be responsible for all Real Estate Taxes that are attributable to the period from and after the Closing Date. Notwithstanding the foregoing, in the event and to the extent that the tenants under the Leases have paid, shall pay or are required to pay any portion of the Real Estate Taxes directly to the relevant taxing authority or authorities, such portion of the Real Estate Taxes shall not be prorated. Notwithstanding anything contained herein, any refunds or rebates of Real Estate Taxes which accrued before the Closing

Schedule 9.3.6-103
1379426.v9
ImanageDB:4161238.11

Date shall remain the property of Seller, and Seller shall have the right to pursue any appeals filed prior to the Effective Date of Real Estate Taxes attributable to Seller’s period of ownership of the Property (including any appeal of Real Estate Taxes for the year in which Closing occurs) with respect to tax assessments for the Property. Seller may also file appeals for the 2018-2019 Real Property Tax year if the deadlines for such appeals fall before the Closing Date, provided that upon Closing Seller shall upon Purchaser’s request either dismiss such appeals or cooperate with Purchaser’s substitution for Seller in the appeals. Purchaser shall cooperate with Seller in connection with any such appeal at no out of pocket cost to Purchaser. If Seller is successful in any such tax appeal related to the fiscal tax period in which Closing occurs, any rebates or refunds shall be apportioned between the parties in the same proportion as the proration of Real Estate Taxes set forth on the Closing Statement executed by the parties at Closing. Seller will also calculate and refund to the Tenants’ accounts credits and charges if and where applicable. Seller will provide copies of this calculation, along with copies of the statements, to Purchaser, along with any balance due to Purchaser. If Purchaser is successful in any appeal of Real Estate Taxes which accrued during Seller’s period of ownership of the Property, any rebates or refunds shall be apportioned between the parties in the same proportion as the proration of the Real Estate Taxes set forth on the Closing Statement executed by the parties at Closing. Purchaser will also calculate and apply credits and charges to Tenant’s accounts, where applicable. Purchaser will provide copies of this calculation, along with copies of the statements, to Seller, together with any balance due to Seller. Either party that is successful in any appeal of Real Estate Taxes contemplated by this Section 4.3.1 shall be able to deduct its actual, documented, out-of-pocket costs paid to non-affiliated third parties in connection with the tax appeal from the rebates or refunds received before apportionment of the balance thereof. The provisions of this Section 4.3.1 shall survive the Closing.
2.Rent.
(a)Base Rent. Except for Percentage Rents covered by Section 4.3.2(b), all “minimum” or “base” rent, common area maintenance (“CAM”), tenant reimburseables or similar charges, and any other amounts or charges payable by tenants under the Leases for the calendar month in which the Closing occurs shall be prorated on the basis of the number of days of such month prior to the Closing Date (which shall be allocated to Seller) and from and after the Closing Date (which shall be allocated to Purchaser). However, there shall be no proration at Closing of any rent which is delinquent as of the Closing Date, which shall be handled as provided in Section 4.3.2(c).
(b)Percentage Rent. Overage or percentage rents (“Percentage Rents”) which are payable with respect to any period ending prior to the Closing Date or which have been accrued prior to the Closing Date shall be apportioned as soon as reasonably practical (and in any event 30 days after) Closing, so that the amount thereof under each of the Leases to which Seller

Schedule 9.3.6-104
1379426.v9
ImanageDB:4161238.11

shall be entitled, as finally determined, shall be the entire amount thereof with respect to any fiscal period ending prior to the Closing Date, and, for the applicable fiscal period in which Closing occurs, an amount which bears the same ratio to the total Percentage Rents as the number of days in such fiscal period which have elapsed prior to the Closing Date bears to the total number of days in such fiscal period. At the Closing, Seller shall deliver to Purchaser a schedule setting forth in reasonable detail the amount of Percentage Rent collected for the portion of the applicable fiscal period through the Closing Date. Following the Closing, Purchaser shall use reasonable efforts to collect any Percentage Rents which belong to Seller, and shall remit the same to Seller promptly upon their receipt, to the extent not credited to Seller at Closing, but Purchaser will not be obligated to institute any lawsuit or other collection procedures to collect delinquent rents. All Percentage Rents collected by Seller or Purchaser with respect to the fiscal period in which Closing occurs shall be applied in the same ratio as Seller and Purchaser are entitled pursuant to this Section 4.3.2(b). Upon Seller’s request, Purchaser shall promptly deliver to Seller a copy of each bill relating to Percentage Rents submitted to tenants. The provisions of this Section 4.3.2(b) shall survive the Closing.
(c) Tenant Delinquencies. Rent and other charges under the Leases unpaid and delinquent as of Closing that are collected by Seller and Purchaser after the date of Closing shall be delivered as follows: (a) if Seller collects any unpaid or delinquent rent for the Property, Seller shall, within fifteen (15) days after the receipt thereof, deliver to Purchaser any such rent which Purchaser is entitled to hereunder relating to the date of Closing and any period thereafter, and (b) if Purchaser collects any unpaid or delinquent rent from the Property, Purchaser shall, within fifteen (15) days after the receipt thereof, deliver to Seller any such rent which Seller is entitled to hereunder relating to the period prior to the date of Closing. Seller and Purchaser agree that all rent received by Seller or Purchaser after the date of Closing shall be applied first to rentals due the month of Closing and then to delinquent rentals, if any, in inverse order of delinquency. Purchaser will make a good faith effort after Closing to collect all rents in the usual course of Purchaser’s operation of the Property, but Purchaser will not be obligated to institute any lawsuit or other collection procedures to collect delinquent rents. Except as set forth herein, from and after the Effective Date, Seller shall not apply any tenant security deposit under the Leases, or initiate any litigation to collect amounts payable by Tenants under the Leases, provided that Seller may initiate (a) lease termination and collection actions regarding the Russo’s lease at the Laulani Land (which shall not be assumed by Purchaser at Closing), (b) collection actions with respect to certain pre-Closing Tenant Reconciliations as provided in Section 4.4, and (c) apply the security deposit under the Fresh Press Hawaii LLC (Russo’s) Shopping Center Lease dated June 20, 2013 in accordance with such lease.

Schedule 9.3.6-105
1379426.v9
ImanageDB:4161238.11

(d)In the event that there shall be any amounts payable under any Leases other than those described in Sections 4.3.2(a), (b), or (c) that, although relating to a period prior to Closing, do not become due and payable until after Closing or that are paid prior to Closing but are subject to adjustment after Closing, then any rents or charges of such type received by Purchaser or its agents or Seller or its agents subsequent to Closing shall, to the extent applicable to a period extending through the Closing, be prorated between Seller and Purchaser as of Closing.
(e)Notwithstanding anything contained herein to the contrary, Seller shall retain the right after Closing to take such actions as it reasonably elects to collect amounts owed to Seller which are attributable to Seller’s period of ownership of the Property under this Section 4.3.2 or under Section 4.4, provided that Seller shall not be entitled to seek termination of any Lease or otherwise evict any Tenant in connection with any action brought by Seller with respect thereto.
(f)This Section 4.3.2 shall survive Closing.
3.Costs Relating to New Leases. Any tenant improvement costs, tenant inducement costs, leasing commissions, or other leasing costs (excluding legal fees) paid or payable pursuant to any New Lease entered into in accordance with Section 9.3.1 below with a tenant other than the tenants listed on Schedule 2.2 shall be the responsibility of Purchaser, and to the extent Seller has paid any of the same prior to Closing, Seller shall receive a credit therefor from Purchaser at or as soon as reasonably practicable (not more than 60 days) after the Closing.
4.Security Deposits; Utility Deposits. Attached hereto as Exhibit B is a rent roll reflecting any unapplied security deposits and other forms of security held by Seller or its agents under the Leases. Purchaser shall receive a credit at Closing in the amount of all cash security deposits under the Leases. In addition, Seller shall assign and deliver to Purchaser as soon as reasonably practicable (and not later than 60 days) following Closing any and all letters of credit and other instruments held by Seller as security deposits under Leases and cause such letters of credit to identify Purchaser as the named beneficiary thereunder (which obligation shall survive Closing). Seller shall receive a credit at Closing in the amount of all refundable cash or other deposits posted with utility companies servicing the Property which are duly assigned to Purchaser at Closing or which remain in place for the benefit of Purchaser.
5.Utilities. As soon as reasonably practicable (and in any event no later than sixty (60) days) after Closing, Seller and Purchaser shall prorate all water, electric, cable, internet, telephone and all other utility and fuel charges, fuel on hand (at cost plus sales tax), and any other payments to utility companies based on actual charges incurred.
6.Service Contracts. Except as set forth in Section 9.3.2, amounts due and any prepayments made under the Service Contracts shall

Schedule 9.3.6-106
1379426.v9
ImanageDB:4161238.11

be prorated as soon as reasonably practicable (and in any case within sixty (60) days) after Closing.
7.Fees Payable. License and permit fees, and similar fees and similar expenses of operation shall be prorated as soon as reasonably practicable (and in any case within sixty (60) days) after Closing.
8.Tenant Inducement Costs and Leasing Commissions. Except as contemplated in Section 9.3.1, Purchaser shall be responsible for the payment of all of the following Tenant Inducement Costs (as hereinafter defined) and leasing commissions: (a) those set forth in a Lease existing as of November 15, 2017 which relate to any renewal or expansion of any Lease occurring after November 15, 2017; and (b) any others that are not Seller Commissions, including, without limitation, those set forth in Section 4.3.3 above (collectively, “Purchaser Commissions”). Seller shall be responsible for the payment of all of the following Tenant Inducement Costs and leasing commissions: (i) those specifically identified as Seller’s obligation on Schedule 2.2; and (ii) those set forth in a Lease existing as of November 15, 2017 which, pursuant to such Lease, are payable prior to the Closing Date or relate to the base term of any Lease or the renewal or expansion of any Lease that occurred prior to November 15, 2017 (collectively, “Seller Commissions”). For purposes hereof, the term “Tenant Inducement Costs” shall mean any payments required under a Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically, without limitation, tenant improvement costs, tenant allowances, costs of required landlord work under a lease, lease buyout costs (other than those accruing as a result of a buyout option executed by Purchaser after the Closing Date, which buyout costs shall be Purchaser’s sole and exclusive responsibility), conveyance tax, moving, design, refurbishment and club membership allowances, but specifically excluding legal fees or loss of income resulting from any free rental period (it being agreed that Seller shall bear the loss resulting from any free rental period until the date of Closing and that Purchaser shall bear such loss from and after the Closing Date). The agreed tentative credit to Purchaser with respect to Tenant Inducement Costs and leasing commissions is set forth in Schedule 2.2. Prior to Closing either party shall have the right to update Schedule 2.2 to reflect (a) any change to the scheduled Closing Date, (b) amounts credited to Purchaser on Schedule 2.2 that Seller actually paid prior to Closing, (c) adjustment to the Hawaii State Federal Credit Union credit shown on Schedule 2.2 based on the actual date of its lease execution and the date of substantial completion of the landlord’s work thereunder, and (d) adjustment to the Bedmart credit based on the date of substantial completion of the landlord’s work under its lease. The updated Schedule 2.2 shall be subject to the other party’s approval, which shall not be unreasonably withheld, and upon such approval the parties agree to reduce the Purchase Price to reflect the final amount of the credit. Seller hereby indemnifies, protects, defends and holds Purchaser and the

Schedule 9.3.6-107
1379426.v9
ImanageDB:4161238.11

Purchaser’s Designees, and their respective constituent members or partners, subsidiaries, parent companies and affiliates, and each of their respective directors, managers, trustees, officers, employees and agents, and each of their successors and assigns (the “Purchaser Indemnified Parties”), harmless from and against any and all claims, actions, suits, demands, losses, damages, liabilities, obligations, judgments, settlements, awards, penalties, costs or expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) that any or all of Purchaser or the Purchaser Indemnified Parties actually suffers and incurs as a result of the failure by Seller to timely pay or discharge any of the Seller Commissions (except to the extent Purchaser receives a credit therefore hereunder). Purchaser hereby indemnifies, protects, defends and holds Seller and the Seller Indemnified Parties harmless from and against all Losses that any or all of Seller, its constituent members or partners, subsidiaries, parent companies and affiliates, and each of their respective directors, managers, trustees, officers, employees and agents, and each of their successors and assigns (the “Seller Indemnified Parties”) actually suffers or incurs as a result of the failure by Purchaser to timely pay or discharge any of the Purchaser Commissions.
9.Other Agreements. Amounts, if any, payable by Seller or owed to Seller under the Other Agreements that are not credited to Purchaser at Closing pursuant to Section 9.4 shall be prorated at Closing.
10.Other Items. All other items customarily apportioned in connection with the sale of similar properties similarly located shall be prorated at Closing with an appropriate reproration as reasonably practicable (and in any event no later than sixty (60) days) following Closing.
To the extent any item of income or expense set forth in this Section 4.3 is expressly subject to final adjustment after Closing, then Seller and Purchaser shall make, and each shall be entitled to, an appropriate reproration to each such item promptly when accurate information becomes available. Any amounts due from one party to the other as a result of such reproration shall be paid promptly in cash to the party entitled thereto. Seller and Purchaser hereby covenant and agree to make available to each other for review such records as are necessary to complete such reprorations.
4.Tenant Reconciliation. Certain tenants under the Leases are currently paying Seller certain amounts (referred to herein as “Tenant Reimbursements”) based on Seller’s estimates for real estate taxes and assessments, common area maintenance, operating expenses and similar expenses (collectively, “Tenant Reimbursable Expenses”). Purchaser and Seller acknowledge and agree that Tenant Reimbursements which Seller collects from tenants at the Property for the period from January 1, 2017, through and including the date immediately prior to the Closing Date (“Seller’s Reconciliation Period”), may not yet have been reconciled with the tenants to the extent Seller’s recovery of such expenses from the tenants for such period exceeds, or is less than, the actual amount of such

Schedule 9.3.6-108
1379426.v9
ImanageDB:4161238.11

expenses for such period (the “Tenant Reconciliation”). In connection with the Tenant Reconciliation, the parties agree that (a) within a reasonable time after Closing, and in any event no later than 30 days after Closing, (i) Seller shall deliver to Purchaser the data reasonably supporting the Tenant Reimbursements that Seller collected from the tenants, if any, for Seller’s Reconciliation Period and the amount of Tenant Reimbursable Expenses actually paid by Seller during Seller’s Reconciliation Period and (ii) Seller shall prepare the final Tenant Reconciliation for the period from January 1, 2017 through and including December 31, 2017 in accordance with the terms and conditions of the applicable Leases (the “2017 Tenant Reconciliation”) and (b) in satisfaction of Tenant Reimbursements for the period after December 31, 2017, at Closing, Purchaser shall receive a credit in an amount equal to the Tenant Reimbursements Seller collects from the Property attributable to the period of time from the Closing Date to the end of the month in which Closing occurs. Upon completion of the 2017 Tenant Reconciliation Seller shall provide Purchaser with the results, and Seller shall credit or bill tenants, as applicable, for any amounts owed with respect to the Seller Reconciliation Period. If the Tenant Reconciliation for Seller’s Reconciliation Period shows that amounts collected from tenants during the Seller’s Reconciliation Period were more than the greater of (i) the amount of Tenant Reimbursable Expenses actually paid by Seller with respect to such period or (ii) the amount which Seller is entitled to recover under the terms of each Lease with respect to such period, as applicable, then Seller shall reimburse such tenant(s) to the extent of any over-payment of such Tenant Reimbursements actually received by Seller for such portion of Seller’s Reconciliation Period. If it is determined that any tenant has underpaid Seller for any portion of the Tenant Reimbursable Expenses due with respect to Seller’s Reconciliation Period, Seller shall have the sole right to collect the amount of any such deficiency from the applicable tenant(s) and Purchaser shall have no obligation to Seller with respect to such amounts. In connection with the foregoing, Seller shall be permitted to make and retain copies of all Leases and all billings concerning Tenant Reimbursements for such period(s). Seller and Purchaser covenant and agree to reasonably cooperate with the other (at no third party cost) for the purpose of collecting any amounts due from tenants or responding to any claim by tenants for reimbursement of Tenant Reimbursements. If Purchaser receives any payments to which Seller is entitled with respect to the Seller Reconciliation Period Purchaser shall promptly remit them to Seller. Except as set forth in clause (b) of this Section 4.4, Seller shall have no obligation with respect to Tenant Reconciliation for the period from January 1, 2018 through and including the Closing Date or thereafter. The agreements of Seller and Purchaser set forth in this Section 4.4 shall survive the Closing.
5.Purchaser Audit & Accounting Requirements. In order to facilitate Purchaser’s preparation and reporting of trailing audited financials regarding the Property, from and after the Effective Date, and continuing after Closing, Seller shall provide Purchaser and Purchaser’s auditors with reasonable access to the accounting records and accounting employees of Seller as reasonably necessary to complete all SEC reporting obligations of Purchaser. Records available to

Schedule 9.3.6-109
1379426.v9
ImanageDB:4161238.11

Purchaser and its auditors shall include without limitation: (a) Copies of any unaudited financial statements of Seller for the years 2014, 2015 and 2016, and through Closing; (b) Trial balances (as of year-end and interim periods) and statement of account for each property; (c) Check Registers for disbursement testing; and (d) Seller’s general ledger detail of operating expenses. This Section 4.5 shall survive Closing.
6.Code Section 1031 Exchange. Purchaser intends to structure the acquisition of the Property as a tax-deferred exchange under Section 1031 of the U.S. Internal Revenue Code (“Code”). Likewise, Seller may convey the Property to Purchaser as part of a tax-deferred exchange under Section 1031 of the Code. Either Seller or Purchaser may assign this Agreement to a qualified intermediary in order to facilitate a Code Section 1031 exchange transaction. Seller and Purchaser agree to cooperate with each other in effecting such transaction, including, without limitation, consenting to the assignment of this Agreement to a qualified intermediary, provided that any such exchange transaction, and the related documentation, shall: (i) not require the other party to execute any contract (other than as set forth herein), make any commitment, or incur any obligations, contingent or otherwise, to third parties which would expand the obligations beyond this Agreement, (ii) not delay the Closing or the transaction contemplated by this Agreement, or (iii) not include acquiring title to any other property. In connection with Purchaser’s Code Section 1031 exchange Purchaser may elect to replace the Earnest Money with an equal amount of Purchaser’s exchange proceeds. In connection with and without limiting the foregoing, Seller agrees to execute and deliver to Purchaser no later than five (5) days prior to Closing, the Assignment and Assumption Agreement attached hereto as Exhibit T and the Assignment and Release Agreement attached hereto as Exhibit U. This Section 4.6 shall survive Closing.
7.Reservation of Rights to Contest. Notwithstanding anything to the contrary contained in this Agreement, Seller reserves the right to meet with governmental officials and to contest any reassessment or assessment of the Property or any portion thereof and to attempt to obtain a refund for any taxes previously paid. Seller shall retain all rights with respect to any refund of taxes applicable to any period prior to the Closing Date (and if requested by Seller from time to time, Purchaser shall assign such right to Seller pursuant to such assignments as Seller may reasonably request) and, at Seller’s request, Purchaser shall reasonably cooperate in any such proceeding at no third party cost to Purchaser. The provisions of this Section 4.7 shall survive the Closing.
8.Transaction Costs. Purchaser shall pay for the following closing and other transaction costs: (a) all title insurance costs and fees related to extended coverage under the Title Policies, endorsements to the Title Policies, and loan policy (or policies) title insurance costs and fees, including any endorsements required by Purchaser’s lender or Lender (as hereinafter defined) with respect to the Loan Assumption (as hereinafter defined), if any, (b) all recording charges except recording charges to release or terminate encumbrances that are not Permitted Exceptions, (c) costs of the Updated Surveys and surveyor certifications; and (d)

Schedule 9.3.6-110
1379426.v9
ImanageDB:4161238.11

one half of all escrow fees. Seller shall pay: (i) all title insurance costs and fees related to standard coverage under the Title Policies, (ii) State of Hawaii conveyance tax with respect to this transaction, (iii) recording charges to release or terminate encumbrances that are not Permitted Exceptions, and (iv) one half of all escrow fees. Seller and Purchaser shall each be responsible for the fees of their respective attorneys and other professional advisors. Any other transaction costs for which responsibility is not expressly set forth in this Agreement shall be paid by the party incurring such costs.
5.CASUALTY LOSS AND CONDEMNATION. If, prior to Closing, the Property, or any part thereof shall be condemned or destroyed or damaged by fire or other casualty, Seller shall promptly so notify Purchaser. In the event of a Material Loss (hereinafter defined), either Seller or Purchaser shall have the option to terminate this Agreement by giving notice to the other party within fifteen (15) days of the date of such condemnation, destruction or damage (but no later than the Closing), provided that if a Material Loss affects only the Hokulei Land and Improvements, the Puunene Land and Improvements, or the Laulani and Pad G Land and Improvements (each a “Shopping Center”), then Purchaser and Seller shall each have the option to (A) terminate this Agreement as to the affected portion of the Property only (“Excluded Property”), whereupon (i) this Agreement shall remain in effect as to the remainder of the Property, and (ii) the Purchase Price shall be reduced by the amount allocated to the Excluded Property on Schedule 2 or (B) terminate this Agreement in its entirety, whereupon the Earnest Money shall be returned to Purchaser and neither party shall have any further rights or obligations under this Agreement except as otherwise provided for in this Agreement. If the condemnation, destruction or damage does not result in a Material Loss, then Seller and Purchaser shall consummate the transaction contemplated by this Agreement notwithstanding such condemnation, destruction or damage. If the transaction contemplated by this Agreement is consummated, Purchaser shall be entitled to receive (and Seller shall assign or pay over to Purchaser) any condemnation proceeds or proceeds of insurance under all policies of insurance applicable to the destruction or damage of the Property (including rent loss insurance to the extent applicable to rents which were to have been paid after the Closing), together with a credit in the amount of any deductible (and if prior to Closing Seller has incurred any reasonable costs to repair any of the same, Seller shall receive a credit from Purchaser for such costs at Closing), and Seller shall, from and after Closing, execute and deliver to Purchaser all customary proofs of loss and other similar items. If either party elects to terminate this Agreement in its entirety in accordance with this Section 5, then the Earnest Money shall be returned to Purchaser and neither party shall have any further rights or obligations under this Agreement except as otherwise provided for in this Agreement. For purposes of this Section 5, a “Material Loss” means condemnation, damage or destruction of the Property as a whole (or as to any of the Shopping Centers) that is reasonably estimated to cost or be valued at (as the case may be) more than fifteen percent (15%) of the Purchase Price (or the portion of the Purchase Price allocated to the affected Shopping Center) or which causes tenants that pay, in the aggregate, fifteen percent (15%) or more of the aggregate base rent with respect to the Property (or the affected Shopping Center), to have the right to terminate their Leases (and such right has not been waived within thirty days of the date of the condemnation, damage or destruction).

Schedule 9.3.6-111
1379426.v9
ImanageDB:4161238.11

If the condemnation, damage or destruction occurs after the end of the Due Diligence Period, Purchaser shall have the option to extend the Closing Date by such reasonable period (not to exceed 15 days) necessary for determination of whether a Material Loss has occurred.
6.BROKERAGE. Seller agrees to pay upon Closing (but not otherwise), pursuant to separate agreement, a brokerage commission due to Eastdil Secured (“Broker”), for services rendered in connection with the sale and purchase of the Property. Except for Broker, which shall be paid by Seller, Seller and Purchaser shall each indemnify and hold the other harmless from and against any and all claims of all other brokers and finders claiming by, through or under the indemnifying party and in any way related to the sale and purchase of the Property, this Agreement or otherwise, including, without limitation, attorneys’ fees and expenses incurred by the indemnified party in connection with any such claim.
7.DEFAULT AND REMEDIES.
1.Purchaser’s Remedies. Notwithstanding anything to the contrary contained in this Agreement, if Closing does not occur due to a Seller default, then Purchaser may, as Purchaser’s sole and exclusive remedy hereunder and at Purchaser’s option, either (a) terminate this Agreement by written notice to Seller, Escrow Agent and Title Insurer given at any time after Seller shall have failed, for a period of five (5) days after written notice from Purchaser, to cure such default and, upon receipt of such notice of termination, Escrow Agent shall refund the Earnest Money to Purchaser and, if Seller’s default was the result of Seller’s intentional and willful act or failure to act, Seller shall reimburse Purchaser for all of its actual, documented, out-of-pocket costs paid to non-affiliated third parties in connection with this Agreement, up to a maximum aggregate amount of $300,000.00, whereupon neither party shall have any rights or obligations under this Agreement, except for those obligations which expressly survive Closing, or (b) upon notice to Seller not more than thirty (30) days after the originally scheduled Closing Date, and provided an action is filed within thirty (30) days thereafter, Purchaser may seek specific performance of Seller’s obligation to convey the Property, but not damages; provided, however, solely in the event that Purchaser elects to proceed under this clause (b) and, despite Purchaser’s commercially reasonable efforts related thereto, specific performance is not available, Purchaser may terminate this Agreement, whereupon (i) Escrow Agent shall refund the Earnest Money to Purchaser, (ii) if Seller’s default and/or the unavailability of specific performance was the result of Seller’s intentional and willful act or failure to act, Seller shall be obligated to pay to Purchaser an amount equal to Purchaser’s actual, documented, out-of-pocket costs paid to non-affiliated third parties in connection with this Agreement up to a maximum aggregate amount of $300,000.00, and (iii) neither party shall have any rights or obligations under this Agreement, except for those obligations which expressly survive Closing. Purchaser’s failure to seek specific performance as aforesaid shall constitute its election to proceed under clause (a) above.
Purchaser acknowledges and agrees that the waivers, releases and other provisions contained in this Section 7.1 as well as elsewhere in this Agreement, were a material factor

Schedule 9.3.6-112
1379426.v9
ImanageDB:4161238.11

in Seller’s acceptance of the Purchase Price and agreement to the terms of this Agreement, and that Seller is unwilling to sell the Property to Purchaser unless Seller is released and indemnified as expressly set forth herein. The releases by Purchaser set forth in this Agreement include claims of which Purchaser is presently unaware or which Purchaser does not presently suspect to exist which, if known by Purchaser, would materially affect Purchaser’s release of Seller.
_____________
(Purchaser’s Initials)
Purchaser acknowledges and agrees that Purchaser, together with Purchaser’s counsel, has fully reviewed the disclaimers, waivers, releases, indemnities, etc., set forth in this Agreement, and understands the significance and effect thereof. The terms and conditions of this Section 7.1 will expressly survive the Closing, will not merge with the provisions of any closing documents, and will be incorporated into the Deed.
2.Seller’s Remedies. If the Closing does not occur by reason of any default by Purchaser, then Seller may, as its sole and exclusive remedy, terminate this Agreement by written notice to Purchaser, Escrow Agent and Title Insurer given at any time after Purchaser shall have failed, for a period of five (5) days after written notice from Seller, to cure such default, whereupon the Earnest Money shall be released to Seller as liquidated damages. Purchaser and Seller agree that it would be impractical and extremely difficult to estimate the damages suffered by Seller as a result of Purchaser’s failure to complete the purchase of the Property pursuant to this Agreement, and that under the circumstances existing as of the Effective Date, the liquidated damages provided for in this subsection represent a reasonable estimate of the damages which Seller will incur as a result of such failure; provided, however, that this provision will not waive or affect Purchaser’s indemnity obligations and Seller’s rights to those indemnity obligations under this Agreement. Therefore, Purchaser and Seller do hereby agree that a reasonable estimate of the total net detriment that Seller would suffer in the event that Purchaser defaults or fails to complete the purchase of the Property is an amount equal to the Earnest Money. This amount will be the full, agreed and liquidated damages for the breach of this agreement by Seller.
_____________            ____________
(Purchaser’s Initials)        (Seller’s Initials)
3.Post-Closing Remedies. After Closing, Seller and Purchaser shall, subject to the terms and conditions of this Agreement (including without limitation the provisions of Section 10 and Section 11.7 hereof), have such rights and remedies as are available at law or in equity, except that neither Seller nor Purchaser shall be entitled to recover from the other consequential or special damages.
8.PURCHASER’S CONDITIONS PRECEDENT. Each of the conditions set forth in this Section 8 is a condition precedent to Purchaser’s obligation to close on its

Schedule 9.3.6-113
1379426.v9
ImanageDB:4161238.11

acquisition of the Property. If any of these conditions are not satisfied by the deadline applicable to it (or by Closing where no deadline is specified) or waived by Purchaser in its discretion, Seller shall not be in default under this Agreement and (i) Purchaser’s sole remedy related thereto shall be to terminate this Agreement by delivering notice to Seller on or before the applicable deadline (or by Closing where no deadline is specified), whereupon the Earnest Money shall be refunded to Purchaser and Seller and Purchaser shall have no further obligations under this Agreement except for obligations that expressly survive termination; and (ii) if Purchaser fails to timely deliver any such notice of termination, it shall be deemed to have waived the condition(s) precedent in question, whereupon the parties shall proceed to Closing.
1.Due Diligence Period. Purchaser shall have until 5:00 p.m., Hawaii-Aleutian Standard Time, on December 18, 2017 (the “Due Diligence Period”) within which to inspect the Property, obtain any necessary internal approvals to the transaction, and satisfy itself as to all matters relating to the Property, including, but not limited to, environmental, engineering, structural, financial, title and survey matters. Seller shall use good faith efforts to deliver or make available to Purchaser (which may be through an electronic data room) copies of any and all reports and agreements relating to the Property reasonably requested by Purchaser, including without limitation the documents listed on Schedule 8.1, to the extent in Seller’s possession or control (the “Documents” or “Seller’s Due Diligence Documents”); provided, however, that except as provided in Section 4.5 the Documents shall not include, and Seller shall have no obligation to make available to Purchaser, Seller’s company records, business plans, internal memoranda (including any internal evaluations of third-party reports concerning the Property), financial projections, budgets, appraisals, valuations, opinions of value, property condition reports, any agreements and documents which Seller is required to keep confidential pursuant to any agreement, accounting and tax records, communications between Seller and its attorneys, the work product of Seller’s attorneys, and similar proprietary, confidential or privileged information (collectively, the “Excluded Documents”). The Documents and any other due diligence materials that are provided by Seller to Purchaser are being furnished for informational purposes only and without representation or warranty as to the accuracy or completeness of such materials, except as expressly set forth in Sections 9.1.5 and 9.1.6. From and after the Effective Date Purchaser and its consultants shall have the right to inspect the Property in accordance with the terms of the parties’ Right of Entry Agreement dated October 24, 2017 (the “ROE”), which shall remain effect until Closing or earlier termination of this Agreement notwithstanding any language to the contrary contained in the ROE (including, without limitation, Section 2 of the ROE), subject to those provisions of the ROE which expressly survive termination of this Agreement or the ROE. If Purchaser determines (in its sole and absolute discretion) during the Due Diligence Period that the Property is acceptable to Purchaser, then prior to the end of the Due Diligence Period Purchaser may give Seller notice of acceptance of the Property (“Notice of Acceptance”), whereupon the parties shall proceed to close this transaction, on and subject to the terms and conditions of this Agreement. If Purchaser does not give Seller Notice of Acceptance prior to the end of the Due

Schedule 9.3.6-114
1379426.v9
ImanageDB:4161238.11

Diligence Period, Purchaser shall be deemed to have terminated this Agreement, whereupon Escrow Agent shall promptly refund the Earnest Money to Purchaser, and neither party shall have any further rights or obligations under this Agreement or the ROE except those which expressly survive termination of this Agreement or the ROE. Purchaser’s right of inspection pursuant to this Section 8.1 is and shall remain subject to the rights of tenants under the Leases and other occupants and users of the Property and Purchaser shall use reasonable efforts to minimize interference with tenants and Seller’s operation of the Property. No inspection shall be undertaken without forty-eight (48) hours’ prior notice to Seller. Seller or Seller’s representative shall have the right to be present at any or all inspections. Neither Purchaser nor its agents or representatives shall contact any tenants or any third party to any Property Agreement without the prior consent of Seller (which shall not be unreasonably withheld or conditioned) and Purchaser shall permit Seller to participate in any such contact.
2.Estoppel Certificates. As a condition to Purchaser’s obligation to close hereunder, Purchaser shall have received no later than January 12, 2018, estoppel certificates, dated no earlier than November 27, 2017, in accordance with Sections 8.2, 8.2.1, 8.2.2, 8.2.3 and 8.2.4 (“Tenant Estoppel Certificates”). The Tenant Estoppel Certificates delivered to the tenants for execution shall be in the form of Exhibit L attached hereto (the “Form Tenant Estoppel Certificate”), without modifications by the tenants materially contrary to the terms of the leases to which they pertain. In the event that Seller does not provide to Purchaser the required Tenant Estoppel Certificates when due, Seller shall not be in default hereunder but Purchaser may, by written notice to Seller given no later than two (2) business days before the Closing Date, either (A) elect not to purchase the Property, in which event the Earnest Money shall be returned to Purchaser, at which time this Agreement shall terminate and neither party shall have any further rights or obligations under this Agreement, except for those which expressly survive termination of this Agreement, or (B) elect to purchase the Property notwithstanding Seller’s inability to provide Tenant Estoppel Certificates, in which event Purchaser shall be deemed to have waived the condition contained in this Section 8.2. If Purchaser fails to deliver such written notice as described above, Purchaser shall be deemed to have elected item (B) above. If any Tenant Estoppel Certificate contains statements or allegations that a default or potential default exists on the part of Seller under the Lease in question or contains information inconsistent with any representations or warranties of Seller contained in this Agreement and Purchaser elects to close the purchase and sale transaction contemplated herein notwithstanding the existence of such statements, allegations or information, then such Tenant Estoppel Certificates shall be deemed acceptable for purposes of this Section, notwithstanding the existence of such allegations, statements or information, and Seller shall have no liability to Purchaser hereunder with respect to the existence of such allegations, statements or information (including without limitation any claim for breach of a representation or warranty).
1.Laulani Tenant Estoppel Requirements. For Laulani (including the Pad G Land), Tenant Estoppel Certificates shall be required from tenant

Schedule 9.3.6-115
1379426.v9
ImanageDB:4161238.11

comprising not less than eighty percent (80%) of Laulani’s gross leasable area under lease as of the expiration of the Due Diligence Period calculated on the basis of the GLA stated on Seller’s rent roll (“GLA”), which estoppels shall in any event include estoppels from Safeway, Ross, Petco and Walgreens.
2.Hokulei Tenant Estoppel Requirements. For Hokulei, Tenant Estoppel Certificates shall be required from (a) tenants comprising not less than eighty percent (80%) of Hokulei’s GLA under lease and paying rent as of the expiration of the Due Diligence Period, which estoppels shall in any event include estoppels from Safeway, Walgreens and Petco, and (b) tenants comprising not less than eighty percent (80%) of Hokulei’s GLA under lease but not paying rent as of the expiration of the Review Period.
3.Puunene Tenant Estoppel Requirements. For Puunene, Tenant Estoppel Certificates shall be required from (a) tenants comprising not less than eighty percent (80%) of Puunene’s GLA under lease and paying rent as of the expiration of the Due Diligence Period, and (b) tenants comprising not less than eighty percent (80%) of Puunene’s GLA under lease but not paying rent as of the expiration of the Due Diligence Period, which estoppels shall in any event include estoppels from Petco, Planet Fitness and ULTA.
4.Other Tenants. Tenant Estoppel Certificates shall be required for all tenants under any New Leases entered into after the expiration of the Due Diligence Period.
3.Real Property Agreement Counterparty Estoppels. No later than January 12, 2018, Seller shall deliver to Purchaser estoppel certificates from each of the counterparties under the recorded Declarations, Reciprocal Easement Agreements and other documents listed on Schedule 4.1(n) (each a “Counterparty Estoppel Certificate”). The Counterparty Estoppel Certificates shall be in forms prepared by Purchaser prior to the end of the Due Diligence Period and reasonably acceptable to Seller.
4.Construction Counterparty Estoppels. No later than January 12, 2018, Seller shall deliver to Purchaser estoppel certificates from each of the counterparties under the Other Agreements listed on Schedule 1.7 involved in the design, engineering or construction of the Work or the Ulta Work at the Puunene Land (each a “Construction Counterparty Estoppel Certificate”). The Counterparty Estoppel Certificates shall be in forms prepared by Purchaser prior to the end of the Due Diligence Period and reasonably acceptable to Seller and shall, among other things, certify to Purchaser the total amount payable to the counterparty under its contract (including retainage) not previously paid by Seller.
5.Accuracy of Seller’s Representations and Warranties. All of the representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects as of the date of Closing (with modifications permitted under Section 9.2 or not materially adverse to Purchaser or the Property).
6.Title Policies. As a condition to Purchaser’s obligation to close hereunder, provided that Purchaser has complied with all requirements of the Title

Schedule 9.3.6-116
1379426.v9
ImanageDB:4161238.11

Insurer with respect thereto, Purchaser shall have received the Title Policies (or the Title Insurer’s irrevocable commitment to issue same) dated as of the Closing Date, in the amount of the Purchase Price, naming Purchaser as insured thereunder, subject only to the Permitted Exceptions.
7.New Leases. Purchaser’s obligation to close is contingent on execution of New Leases by each of the tenants listed on Schedule 9.3.1 in accordance with the requirements of Section 9.3.1 prior to Closing.
8.Termination of Hokulei CPR. Purchaser’s obligation to close is contingent on recording by Closing of the documents necessary to (i) terminate the existing condominium affecting the Hokulei Land, and (ii) vest fee simple title in Lots 1546-A through 1546-F as shown on Map 201 filed with Land Court Application 1087 in the Hokulei Seller.
9.Third Party Consents. Seller shall have delivered to Purchaser by Closing all consents of counterparties to the Property Agreements required for the assignment of such Property Agreements to Purchaser. Such consents shall be in forms prepared by Purchaser prior to the end of the Due Diligence Period and reasonably acceptable to Seller.
10.Puunene CPR Documentation. Prior to Closing (a) an as-built condominium map for all improvements at the Puunene Land shall have been recorded in accordance with Sections 514B-33 & -34, Hawaii Revised Statutes, and (b) Puunene Seller shall have received a assignment of the declarant rights under the Declaration of Condominium Property Regime affecting the Puunene Land. Such assignment shall be in a form prepared by Purchaser prior to the end of the Due Diligence Period and reasonably acceptable to Seller.
11.Release of Memorandum of Russo’s Lease at Laulani. Prior to Closing Seller shall cause the release of the recorded memorandum of the Fresh Press Hawaii LLC (Russo’s) Shopping Center Lease dated June 20, 2013 that affects title to the Laulani Land, or alternatively cause the Title Company to insure over it.
9.REPRESENTATIONS, WARRANTIES AND COVENANTS.
1.Seller’s Representations and Warranties. Subject to Section 9.6 and as of the Effective Date, the following representations and warranties are given by Seller provided, however, that each representation and warranty below shall be deemed to have been given individually on behalf of each entity comprising Seller, solely as to itself and/or the Property owned by the respective Seller entity only (that is, Hokulei Seller makes representations and warranties only as to itself and/or the Property related to the Hokulei Land, Laulani Seller makes representations and warranties only as to itself and/or the Property related Laulani Land, Pad G Seller makes representations and warranties only as to itself and/or the Property related to the Pad G Land and Puunene Seller makes representations and warranties only as to itself and/or the Property related to the Puunene Land):
1.Organization and Authority. Seller is duly organized, validly existing, and in good standing as a limited liability company in the State of Delaware. Seller has the full right and authority and has obtained any and all consents required to enter into this Agreement and to consummate or cause to be consummated the transactions contemplated hereby. This

Schedule 9.3.6-117
1379426.v9
ImanageDB:4161238.11

Agreement has been, and all of the documents to be delivered by Seller at the Closing will be, authorized and properly executed and constitutes, or will constitute, as appropriate, the valid and binding obligation of Seller, enforceable in accordance with their terms.
2.No Conflict. The execution and delivery of this Agreement, the consummation of the transactions provided for herein and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any provision of Seller’s organizational documents. There is no agreement to which Seller is a party or, to Seller’s knowledge, binding on Seller which is in conflict with this Agreement.
3.Condemnation. Seller has not received from any governmental authority any written notice of, and does not have any actual knowledge of, any pending or threatened condemnation of the Property or any part thereof.
4.Litigation and Administrative Actions. Except as set forth on Exhibit N attached hereto, Seller has not initiated or been served with any litigation, administrative proceeding, appeal (including real property tax appeals) or similar action which remains outstanding nor does Seller have any knowledge of any threatened litigation, administrative proceeding, appeal or similar action against Seller with respect to the ownership or operation of the Property.
5.Service Contracts. The list of Service Contracts delivered pursuant to Section 1.5 is materially true, correct and complete as of the Effective Date. To Seller’s knowledge, the copies of Service Contracts delivered to Purchaser pursuant to Section 3 of this Agreement are true, correct and complete in all material respects as of the date of their delivery.
6.Leases. Exhibit B includes the rent roll used by Seller in Seller’s ordinary course of business and contains a materially true, correct and complete list of all tenants and other occupants that are party to a Lease as of the Effective Date. The Leases delivered to Purchaser pursuant to this Agreement are, to Seller’s knowledge, true, correct and complete copies, in all material respects, of same. To Seller’s knowledge, as of the Effective Date, the Leases are in full force and effect. As of the Effective Date, except as set forth on Exhibit B, (i) Seller has not delivered any written notice to any tenants under the Leases alleging a default by a tenant under its particular Lease which remains uncured, (ii) Seller has not received any written notice from any tenants under the Leases alleging a default by Seller, as landlord, which remains uncured, (iii) to Seller’s knowledge, no litigation is pending between Seller and any tenants under the Leases and (iv) to Seller’s knowledge, all work to be performed by Seller, as landlord under the Leases, prior to the commencement of the Leases has been completed (except as otherwise provided in this Agreement).
7.Regulatory Compliance. Except as set forth in Exhibit P attached hereto, Seller has, to Seller’s knowledge, received no written notice from any governmental agency or authority asserting the existence of an uncured material violation of any applicable federal, state, county or

Schedule 9.3.6-118
1379426.v9
ImanageDB:4161238.11

municipal law, code, zoning or land use condition, rule or regulation with respect to the Property or to Seller, or stating that any investigation has been commenced or is contemplated regarding any of the same, which were caused as a result of or which arise out of, result from or relate to Seller’s (including Seller’s agents) ownership, operation, maintenance (or failure to maintain), repair (or failure to repair), use, improvement (or failure to improve), development and/or re-development of the Property, including, without limitation, any demolition, grading, soil compaction, construction and/or reconstruction thereon or related thereto.
8.Leasing Commissions and Tenant Improvement Costs. As of the Effective Date, all leasing commissions with respect to the prior and/or current terms of the Leases have been paid in full, other than as set forth on Schedule 2.2 attached hereto. As of the Effective Date, all Tenant Inducement Costs and allowances with respect to the prior and/or current terms of the Leases have been paid in full, other than as set forth on Schedule 2.2 attached hereto.
9.United States Person. Seller is a “United States Person” within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended, and shall execute and deliver an “Entity Transferor” certification at Closing.
10.Anti-Terrorism.
(a)Seller and its directors, officers, employees, agents and affiliates are not Sanctioned Persons.  “Sanctioned Person” means:  (a) an entity or individual named on the Consolidated Sanctions List maintained by the U.S. Office of Foreign Assets Control, or any successor list, or targeted by the U.S. Department of State under economic or financial sanctions or trade embargoes of the United States (“Sanctions Laws”); (b) any other entity or individual with which an entity incorporated in the United States is prohibited from dealing pursuant to Sanctions Laws; or (c) any entity or individual acting on behalf of anyone described in the foregoing clauses of this definition.
(b)Seller is in compliance, and shall remain in compliance, with Sanctions Laws and Anti-Money Laundering Laws (as hereinafter defined) and shall not, directly or indirectly, use any funds received from Purchaser in transactions with a Sanctioned Person or take any action that would cause Seller or Purchaser to be in violation of Sanctions Laws or Anti-Money Laundering Laws.  “Anti-Money Laundering Laws” means:  the U.S. Bank Secrecy Act, the USA PATRIOT Act, and all other laws of the United States that prohibit money laundering or other use of funds derived from illegal activity.
(c)Seller covenants to provide any information deemed necessary by Purchaser to comply with Purchaser’s obligations under Sanctions Laws or Anti-Money Laundering Laws, and this obligation shall survive the termination of this Agreement.

Schedule 9.3.6-119
1379426.v9
ImanageDB:4161238.11

11.Bankruptcy Matters. Seller has not made a general assignment for the benefit of creditors, filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by its creditors, suffered the appointment of a receiver to take possession of substantially all of its assets, suffered the attachment or other judicial seizure of substantially all of its assets, admitted its inability to pay its debts as they come due, or made an offer of settlement, extension or composition to its creditors generally.
12.Re-Zoning. Seller is not a party to, nor does Seller have any actual knowledge of, any threatened proceeding for the rezoning of the Property or any portion thereof, that would have an adverse or material impact on the value of the Property or use thereof.
13.Personal Property. There is no personal property owned by Seller necessary for the ownership, operation, use, occupancy, leasing, or management of the Property, used at the Property but located off-site.
14.Puunene Work. The Contract, the Ulta Contract and all Design Professional Contracts (all as defined in Section 9.4) have not been amended, modified or supplemented and, to Seller’s knowledge, are each in full force and effect except as set forth on Schedule 1.7. To Seller’s knowledge, there are no defaults under any material provision of such contracts, and all conditions to the continuing effectiveness of such contracts required to be satisfied as of the date hereof have been satisfied. Seller has not received any written advice or information from any of the counterparties to any of such contracts which, if true, could have a materially adverse effect upon timely completion of the Work or the Ulta Work, as applicable, in accordance with the terms thereof and the plans and specifications for the Work or the Ulta Work. To Seller’s actual knowledge there are no material defects with the Work.
15.Environmental Matters. To the extent of Seller’s actual knowledge and except as disclosed in the Documents, the Real Property is free from any flammable explosives, radioactive materials, asbestos, lead based paint, organic compounds known as polychlorinated biphenyls, chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials,” or “toxic substances” (collectively, “Hazardous Materials”) under any federal, state or local laws, ordinances or regulations, now or hereafter in effect, relating to environmental conditions, industrial hygiene or Hazardous Materials on, under or about the Property, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Clean Water Act, 33 U.S.C. Section 1251, et seq., the Clean Air Act, 42 U.S.C. Section 704, et seq., the Toxic Substances Control Act, 15 U.S.C.

Schedule 9.3.6-120
1379426.v9
ImanageDB:4161238.11

Sections 2601 through 2629, the Safe Drinking Water Act, 42 U.S.C. Sections 300f through 300j, and any similar state and local laws and ordinances and regulations now or hereafter adopted, published and/or promulgated pursuant thereto (collectively, the “Hazardous Materials Laws”), except in compliance with the Hazardous Materials Laws or for normal amounts petrochemical products stored or used in the operation of the Property and at all times used, stored, maintained and dispensed in accordance with Hazardous Materials Laws. To the extent of Seller’s actual knowledge, and except as specifically disclosed in the Seller’s Due Diligence Documents, the Property is not currently used in a manner which violates any Hazardous Materials Laws in any material respect. To the extent of Seller’s actual knowledge, Seller has not received any notice from a governmental agency for violation of Hazardous Materials Laws.
As used in this Agreement, phrases such as “to Seller’s knowledge” and similar phrases, as the context may require, shall mean the conscious actual knowledge (as opposed to constructive, deemed or imputed knowledge) of or receipt of written notice by Tim Pettit, Senior Vice President of Investment Management and CFO, Scott Grady, Senior Vice President of Development, Tom Kuehl, Senior Vice President of Acquisition and Leasing, and/or Victor Port, Director of Property Management (individually and collectively, the “Knowledge Party”), and shall not be construed, by imputation or otherwise, to refer to the knowledge of any other officer, agent, manager, representative or employee of Seller, any property manager or any of their respective affiliates. There shall be no duty imposed or implied to investigate, inspect or audit any such matters, and there shall be no personal liability on the part of the Knowledge Party.
2.Representations Remade. As of Closing, and subject to this provisions of Section 8.5 and this Section 9.2, Seller shall be deemed to remake and restate the representations set forth in Section 9.1, except that the representations shall be updated by delivering written notice to Purchaser (a “Pre-Closing Disclosure”) in order to reflect any fact, matter or circumstance that would make any of Seller’s representations or warranties contained herein untrue or incorrect in any material respect (a “New Matter”) of which the Knowledge Party becomes aware. If Seller delivers a Pre-Closing Disclosure at any time after the Effective Date regarding a New Matter, or if Purchaser otherwise discovers a New Matter after the end of the Due Diligence Period, Purchaser may terminate this Agreement within ten (10) days of the Pre-Closing Disclosure or the date of discovery, as applicable (and in any event no later than two (2) business days prior to Closing), by written notice to Seller. Upon such termination, Escrow Agent shall promptly refund the Earnest Money to Purchaser, and neither party shall have any further rights or obligations under this Agreement or the ROE except those which expressly survive termination of this Agreement or the ROE. If Purchaser does not elect to terminate, then (i) the breach by Seller of the representations or warranties with respect to the New Matter shall be deemed waived by Purchaser, (ii) Seller shall not be in default hereunder and

Schedule 9.3.6-121
1379426.v9
ImanageDB:4161238.11

shall have no liability to Purchaser or its successors or assigns in respect thereof, and (iii) there shall be no failure of a condition precedent as a result thereof. Notwithstanding anything in this Agreement to the contrary, if (a) at any time prior to Closing Purchaser has actual knowledge that any of Seller’s representations or warranties set forth in this Agreement are untrue in any respect, then (i) the breach by Seller of the representations or warranties as to which Purchaser has such actual knowledge shall be deemed waived by Purchaser, (ii) Seller shall not be in default hereunder and shall have no liability to Purchaser or its successors or assigns in respect thereof, and (iii) there shall be no failure of a condition precedent as a result thereof.
3.Seller’s Pre-Closing Covenants. The following covenants are made by Seller provided, however, that each covenant below shall be deemed to have been made individually on behalf of each entity comprising Seller, as to itself and/or the Property owned by the respective Seller entity only (that is, Hokulei Seller makes covenants only as to itself and/or the Property related to the Hokulei Land, Laulani Seller makes covenants only as to itself and/or the Property related to the Laulani Land, Pad G Seller makes covenants only as to itself and/or the Property related to the Pad G Land and Puunene Seller makes covenants as to itself and/or the Property related to the Puunene Land):
1.New Leases. For purposes of this Agreement, any Lease entered into after November 5, 2017, and any modification, amendment, restatement or renewal of any existing Lease entered into after November 15, 2017, shall be referred to individually as a “New Lease” and collectively as the “New Leases.” Until the date that is five (5) business days prior to the expiration of the Due Diligence Period, Seller may enter into any New Leases without Purchaser’s consent, so long as Seller delivers a copy of any New Leases to Purchaser at least five (5) business days prior to the expiration of the Due Diligence Period. Following the date that is five (5) business days prior to the expiration of the Due Diligence Period, Seller shall not enter into any New Lease (other than an amendment, restatement, modification or renewal of any existing Lease pursuant to a right granted to the tenant under such existing Lease) without Purchaser’s prior written consent, which will not be unreasonably withheld, conditioned or delayed. If Purchaser does not respond in writing to Seller’s request for approval of a New Lease within five (5) business days after Purchaser’s receipt of Seller’s request, Purchaser shall be conclusively deemed to have approved of such New Lease. Notwithstanding the foregoing, Seller shall be entitled (but shall not be obligated) to enter into New Leases with those tenants, if any, identified on Schedule 9.3.1 attached hereto, and Purchaser shall be deemed to have approved any such New Lease, provided they are on terms consistent with the drafts provided to Purchaser prior to the end of the Due Diligence Period.
2.Service Contracts. Until five (5) business days prior to the expiration of the Due Diligence Period, Seller may enter into any new Service Contracts (or cancel, modify or renew any existing Service Contract) without Purchaser’s consent, so long as Seller delivers notice thereof (together with

Schedule 9.3.6-122
1379426.v9
ImanageDB:4161238.11

a copy of any new Service Contract or modification to a Service Contract, if applicable) to Purchaser at least five (5) business days prior to the expiration of the Due Diligence Period. Following the date that is five (5) business days prior to the expiration of the Due Diligence Period, Seller shall not enter into any new Service Contracts, or cancel, modify or renew any existing Service Contracts, without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed, unless such new Service Contracts are cancelable at Closing. If Purchaser fails to respond to Seller’s request for consent with respect to any such action within five (5) business days after receipt of Seller’s request, such consent shall be deemed given. At Closing, Purchaser shall take an assignment of all Service Contracts. On or before the end of the Due Diligence Period, Purchaser will indicate in a written notice to Seller which Service Contract(s) Purchaser elects to have Seller deliver notice of termination to the applicable counterparty(ies) at Closing (the “To Be Terminated Service Contracts”). Purchaser shall be responsible for any penalty or payment associated with the termination of the To Be Terminated Service Contracts; provided, however, such amount shall not exceed the amount stated in the applicable Service Contract or that Seller otherwise disclosed to Purchaser during the Due Diligence Period. With respect to the To Be Terminated Service Contracts, (i) to the extent amounts due thereunder have been pre-paid, at Closing, Seller shall receive a credit in an amount equal to any such pre-paid amounts attributable to the period from and after the Closing Date; and (ii) to the extent amounts due thereunder have not been pre-paid, Purchaser shall receive a credit in an amount equal to the amount payable under the applicable Service Contract(s) attributable to the period prior to Closing. If Purchaser fails to timely deliver such written notice, Purchaser shall be deemed to have assumed all of the Service Contracts. Purchaser will assume the obligations arising from and after the Closing Date under those Service Contracts which Purchaser has agreed to assume (or is deemed to have assumed) or which Seller is not required to terminate as set forth above. Notwithstanding the foregoing, Seller shall terminate at Closing, and Purchaser shall not assume, any property or asset management agreement, any leasing services agreement and any insurance affecting the Property; and, notwithstanding anything contained in this Agreement to the contrary, such agreements and/or contracts shall not, in any event, be or be deemed to be Service Contracts.
3.Operations. Between the Effective Date and the Closing Date, Seller shall operate the Property in the normal course of Seller’s business and maintain the Property in the same or better condition as of the Effective Date, ordinary wear and tear excepted, and subject to Section 5 above. Without limiting the foregoing, between the Effective Date and the Closing Date Seller shall diligently continue completion of the Work at the Puunene Land in accordance with the Construction Contract (all as defined in Section 9.4). Except as provided in the preceding sentence or as required of Seller

Schedule 9.3.6-123
1379426.v9
ImanageDB:4161238.11

under any of the Leases, in no event shall Seller be required to make any capital repairs, replacements or improvements to the Property.
4.Conveyance. Except as set forth in Section 9.3.1 hereof, between the Effective Date and the Closing Date, Seller shall not grant to any third party any interest or any right to acquire an interest in the Property or any part thereof or further encumber any of the Property (including, without limitation, the recording of any covenants, conditions, or restrictions against any of the Property) without the prior written approval of Purchaser, which shall not be unreasonably withheld, conditioned or delayed. Between the Effective Date and the Closing Date, Seller shall not: (a) enter into any binding agreement, formal or informal, for the sale, transfer or conveyance of the Property; or (b) enter into any binding agreement, arrangement or understanding for the sale, transfer or conveyance of the Property.
5.Property Agreements. Until five (5) business days prior to the expiration of the Due Diligence Period, Seller may amend any Property Agreement without Purchaser’s consent, so long as Seller delivers notice thereof (together with a copy of any such amendment) to Purchaser at least five (5) business days prior to the expiration of the Due Diligence Period. Following the date that is five (5) business days prior to the expiration of the Due Diligence Period, Seller shall not amend any of the Property Agreements, except (a) for amendments currently contemplated by any of the Property Agreements, or (b) as set forth on Schedule 9.3.6. On or before the end of the Due Diligence Period, Purchaser will notify Seller in writing of the Property Agreement(s) for which the counterparty’s consent to assignment is required at Closing.
6.Permitted Actions. Notwithstanding anything set forth herein to the contrary (including without limitation the provisions of Sections 9.3.1 through 9.3.5 hereof), Seller shall be permitted to take the actions, if any, set forth on Schedule 9.3.6 without the same being a breach of any covenant of Seller hereunder or causing a breach of any representation or warranty hereunder.
If Seller fails to perform any of the covenants contained in this Section 9.3 hereof, and either Purchaser receives written notice thereof from Seller pursuant to the notice provisions hereof prior to Closing or Purchaser otherwise obtains actual knowledge of such failure prior to Closing, Purchaser shall have the rights and remedies available to Purchaser under Section 7.1 hereof, and if Purchaser elects to close and consummate the transaction contemplated by this Agreement in lieu of exercising its rights and remedies under Section 7.1 hereof, then such default by Seller shall be deemed to be waived by Purchaser at the Closing, and to the extent such default by Seller is the entering into by Seller of New Leases, new Service Contracts, new Property Agreements, or any other agreements in violation of Section 9.3.1, Section 9.3.2 or Section 9.3.5 hereof, Purchaser shall at Closing accept such agreements.
4.Puunene Construction Credits.

Schedule 9.3.6-124
1379426.v9
ImanageDB:4161238.11

1.Seller and Purchaser acknowledge and agree that (i) certain site and shell construction work on the Puunene Land (as further described in the Construction Contract, the “Work”) is on-going pursuant to those certain Other Agreements by and between Puunene Seller, as owner, and Maryl Group Construction, Inc., as contractor (“Contractor”) listed on Schedule 1.7, (collectively the “Construction Contract”), (ii) the Work will not be complete or fully paid for on or before the Closing Date, and (iii) Purchaser shall be entitled to reductions of the Purchase Price at Closing in the amounts necessary to complete the Work and pay all obligations under each contract relating to the Work that are set forth on Schedule 2.2 (as updated pursuant to Section 9.4.3) and/or the Construction Counterparty Estoppel Certificates delivered pursuant to Section 8.4 (the “Post-Closing Work Credit”).
2.Seller and Purchaser acknowledge and agree that (i) certain tenant improvement work on the Puunene Land contemplated by that certain Lease Agreement by and between Owner, as landlord, and Ulta Salon, Cosmetics & Fragrance, Inc., a Delaware corporation, as tenant, (as further described in the Ulta Construction Contract, the “Ulta Work”) is on-going pursuant to that certain Other Agreement by and between Puunene Seller, as owner, and Contractor, as contractor, listed on Schedule 1.7 (the “Ulta Construction Contract”); (ii) the Ulta Work will not be complete or fully paid for on or before the Closing Date, and (iii) Purchaser shall be entitled to reductions of the Purchase Price at Closing in the amounts necessary to complete the Ulta Work and pay all obligations under each contract relating to the Ulta Work that are set forth on Schedule 2.2 (as updated pursuant to Section 9.4.3) and/or the Construction Counterparty Estoppel Certificates delivered pursuant to Section 8.4 with respect to the Ulta Work (the “Post-Closing Ulta Work Credit”).
3.Prior to Closing, either party shall have the right to update the Post-Closing Work Credit and the Post-Closing Ulta Work Credit shown on Schedule 2.2 to reflect amounts (if any) credited to Purchaser on Schedule 2.2 that Seller actually paid prior to Closing. The updated Schedule 2.2 shall be subject to the other party’s approval, which shall not be unreasonably withheld.
5.Purchaser’s Representations and Warranties. Purchaser represents and warrants that:
1.ERISA. Purchaser’s rights under this Agreement, the assets it shall use to acquire the Property and, upon its acquisition by Purchaser, the Property itself, do not and shall not constitute plan assets within the meaning of 29 C.F.R. §2510.3-101, and Purchaser is not a “governmental plan” within the meaning of section 3(32) of the Employee Retirement Income Security Act of 1974, as amended, and the execution of this Agreement and the purchase of the Property by Purchaser is not subject to state statutes regulating investments of and fiduciary obligations with respect to governmental plans.

Schedule 9.3.6-125
1379426.v9
ImanageDB:4161238.11

2.Organization and Authority. Purchaser is a series of a limited liability company duly organized, validly existing and in good standing under the laws of the state of its organization. Purchaser has the power and authority to enter into this Agreement and to perform its obligations hereunder, and all action and approvals required therefor have been duly taken and obtained.
3.No Conflict. The execution and delivery of this Agreement, the consummation of the transactions provided for herein and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any provision of Purchaser’s organizational documents, or of any laws, rules, codes, ordinances applicable to Purchaser or any agreements binding upon Purchaser.
4.No Bankruptcy. Purchaser has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Purchaser’s creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Purchaser’s assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Purchaser’s assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or composition to its creditors generally.
5.Enforceability. This Agreement and all documents to be executed pursuant hereto by Purchaser are and shall be binding upon and enforceable against Purchaser in accordance with their respective terms, subject to (a) applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and (b) the exercise of judicial discretion in accordance with general principles of equity.
6.Patriot Act Compliance. Neither Purchaser nor any person, group, entity or nation that Purchaser is acting, directly or indirectly, for or on behalf of, is named by any Executive Order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) or the United States Treasury Department as a terrorist, “Specially Designated National and Blocked Person,” or is otherwise a banned or blocked person, group, entity, or nation pursuant to any law that is enforced or administered by the Office of Foreign Assets Control, and Purchaser is not engaging in this transaction, directly or indirectly, on behalf of, or instigating or facilitating this transaction, directly or indirectly, on behalf of, any such person, group, entity or nation. Purchaser is not engaging in this transaction, directly or indirectly, in violation of any laws relating to drug trafficking, money laundering or predicate crimes to money laundering. None of the funds of Purchaser have been or will be derived from any unlawful activity with the result that the investment of direct or indirect equity owners in Purchaser is prohibited by law or that the transaction or this Agreement is or will be in violation of law. Purchaser has and will continue to implement procedures, and has consistently and will continue to consistently apply those procedures, to

Schedule 9.3.6-126
1379426.v9
ImanageDB:4161238.11

ensure the foregoing representations and warranties remain true and correct at all times prior to Closing.
6.Survival. Purchaser’s right to enforce the representations and warranties set forth in this Agreement, subject to modifications thereto as a result of any Pre-Closing Disclosure under Section 9.2, shall survive the Closing for twelve (12) months (the “Survival Period”). No claim by Purchaser following Closing for a breach of any representation or warranty of Seller set forth in this Agreement shall be actionable or payable unless written notice containing a description of the specific nature of such breach or claim shall have been given to Seller prior to the expiration of the Survival Period and an action shall have been commenced in a court having jurisdiction within forty-five (45) days after the expiration of the Survival Period, in which case such action shall survive until fully and finally resolved. Seller’s right to enforce the representations and warranties set forth in Section 9.5 shall survive the Closing for the Survival Period.
10.LIMITATION OF LIABILITY. Notwithstanding anything to the contrary contained herein, if the Closing shall have occurred, (a) the aggregate liability of Seller arising pursuant to or in connection with the representations, warranties, indemnifications, covenants or other obligations (whether express or implied) of Seller under this Agreement (or any document executed or delivered in connection herewith) shall not exceed Ten Million and No/100 Dollars ($10,000,000.00) (the “Liability Limitation”) and (b) no claim by Purchaser alleging a breach by Seller of any representation, warranty, indemnification, covenant or other obligation of Seller contained herein (or in any document executed or delivered in connection herewith) may be made, and Seller shall not be liable for any judgment in any action based upon any such claim, unless and until such claim, either alone or together with any other claims by Purchaser against Seller alleging a breach by Seller of any representation, warranty, indemnification, covenant or other obligation of Seller contained herein (or in any document executed or delivered in connection herewith), is for an aggregate amount in excess of Five Hundred Thousand and No/100 Dollars ($500,000.00) (the “Floor Amount”), in which event Seller’s liability respecting any final judgment concerning such claim or claims shall be for the entire amount thereof, subject to the limitation set forth in clause (a) above. Notwithstanding the foregoing, the Floor Amount shall not apply to breaches of Seller’s representations regarding leasing commissions, Tenant Improvement Costs, or under Section 9.1.14, or to Seller’s obligations with respect to the Work and the Ulta Work. The Liability Limitation shall be reduced by the amount of any payments to Purchaser from the Holdback Account establish pursuant to Section 10.1 or by the Guarantor under the Guaranty set forth in Section 10.2. No constituent partner or member in or agent of Seller, nor any advisor, trustee, director, officer, manager, member, partner, employee, beneficiary, shareholder, participant, representative or agent of Seller or any entity that is or becomes a constituent partner or member in Seller or an agent of Seller (including, but not limited to, Terramar Retail Centers, LLC) (“Seller’s Affiliates”) shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or pursuant to the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Purchaser and its successors and assigns and, without limitation, all other persons and entities, shall look solely to Seller’s

Schedule 9.3.6-127
1379426.v9
ImanageDB:4161238.11

assets for the payment of any claim or for any performance, and Purchaser, on behalf of itself and its successors and assigns, hereby waives any and all such personal liability. Notwithstanding anything to the contrary contained in this Agreement, neither the negative capital account of any constituent partner or member in Seller or any entity owning an interest (directly or indirectly) in Seller, nor any obligation of any constituent partner or member in Seller or any entity owning an interest (directly or indirectly) in Seller to restore a negative capital account or to contribute capital to Seller (or any entity owning an interest, directly or indirectly, in any other constituent partner or member of Seller), shall at any time be deemed to be the property or an asset of Seller or any such other entity (and neither Purchaser nor any of its successors or assigns shall have any right to collect, enforce or proceed against or with respect to any such negative capital account or obligation to restore or contribute). The provisions of this Section 10 shall survive the Closing and any termination of this Agreement
1.Escrow Holdback; Appointment of Escrow Agent; Term. At Closing, Escrow Agent shall withhold from Seller’s proceeds from the Purchase Price the sum of One Million and No/100 Dollars ($1,000,000.00) (the “Holdback Amount”) to pay any debts, obligations or liabilities Seller may have to Purchaser after Closing that arise pursuant to or in connection with the representations, warranties, indemnifications, covenants or other obligations of Seller under this Agreement (or any document of conveyance executed by Seller or delivered to Purchaser in connection with Closing) (the “Post-Closing Obligations”). Seller and Purchaser hereby appoint and designate the Escrow Agent to hold, administer, and disburse the Holdback Amount, and Escrow Agent accepts such appointment. The Holdback Amount shall be placed in one or more interest-bearing FDIC insured accounts (the “Holdback Account”). If Purchaser incurs any cost, expense or liability with respect to any of Seller’s Post-Closing Obligations, Purchaser shall have the right, but not the obligation, to require payment from Escrow Agent out of the Holdback Account for the amount of any such costs, expense or liabilities. To draw on the Holdback Account, Purchaser must send written request for payment to Escrow Agent and Seller detailing the amount payable and including supporting documentation of the amount requested in reasonable detail. Seller hereby irrevocably instructs Escrow Agent to pay Purchaser any undisputed amounts that Purchaser requests in accordance with the preceding sentence out of the Holdback Account no less than five (5) business days of receipt of a Purchaser’s written request, provided that unless Seller approves such payment in writing within such 5-business day period Escrow Agent shall only pay the portion (if any) to which Seller approves in writing, and shall continue to hold the balance of the requested payment until its disposition is resolved by mutual written instructions of the parties or final, non-appealable court judgment. Any fees of Escrow Agent for establishing and administering the Holdback Account shall be paid by Purchaser. The Holdback Amount, or any remaining portion thereof, shall be remitted to Seller upon the expiration of the Survival Period, provided however that if any Purchaser claims for reimbursement are pending or unresolved at either such time Escrow Agent shall withhold 120% of the amount of any such claims pursuant to the terms of this Section 10.1 until such claims are paid in full or resolved by mutual agreement of the parties or final court judgment.

Schedule 9.3.6-128
1379426.v9
ImanageDB:4161238.11

Escrow Agent at its sole discretion may file a suit in interpleader in any court having jurisdiction in the matter, for the purpose of having the respective rights of disputing parties adjudicated, and may deposit with the court any or all monies held hereunder with deductions for Escrow Agent’s attorney’s fees and costs. Upon institution of such interpleader suit or other action, depositing such money with the court, and giving notice thereof to the parties thereto by personal service or in accordance with the order of the court, Escrow Agent shall be fully released and discharged from all further obligations hereunder with respect to the monies so deposited.
2.Limited Guaranty. At Closing, Terramar Retail Centers, LLC, a Delaware limited liability company (“Guarantor”) shall guaranty payment of the Post-Closing Obligations for twelve (12) months after Closing by way of a guaranty in the form attached hereto as Exhibit W (the “Guaranty”). Guarantor’s liability under the Guaranty shall not exceed the Liability Limitation and shall be reduced by the amount of any payments Purchaser receives from Seller or the Holdback Account.
11.MISCELLANEOUS.
1.Entire Agreement. All understandings and agreements heretofore had between Seller and Purchaser with respect to the Property are merged in this Agreement, which alone fully and completely expresses the agreement of the parties. Purchaser acknowledges that it has inspected or will inspect the Property and that it accepts the same in its “as is” condition subject to use, ordinary wear and tear and natural deterioration and the representations and warranties of Seller contained herein or in any conveyance documents or certifications. Purchaser further acknowledges that, except as expressly provided in this Agreement or in any conveyance document or certification, neither Seller nor any agent or representative of Seller has made, and Seller is not liable for or bound in any manner by, any express or implied warranties, guaranties, promises, statements, inducements, representations or information pertaining to the Property.
2.Assignment. Neither this Agreement nor any interest hereunder shall be assigned or transferred by Purchaser without Seller’s prior written consent (which consent may be withheld in Seller’s sole and absolute discretion). Notwithstanding the foregoing, Purchaser may without Seller’s consent assign this Agreement, in whole or in part, to entities owned by or under common ownership and control with Purchaser (each, a “Purchaser’s Designee”). Except for sale or trading of stock in Purchaser’s ultimate parent corporation, and internal ownership changes that do not result in Purchaser having a different ultimate parent corporation, the transfer of a controlling equity interest in Purchaser, whether by sale, operation of law or otherwise, shall be deemed an assignment of this Agreement that requires Seller’s prior written consent (which consent may be withheld in Seller’s sole and absolute discretion). Any assignment of this Agreement without Seller’s consent shall be void. Upon any assignment consented to hereunder by Seller, the Purchaser named herein shall remain liable to Seller for the performance of “Purchaser’s” obligations hereunder. Subject to the foregoing, this Agreement shall inure to the benefit of and

Schedule 9.3.6-129
1379426.v9
ImanageDB:4161238.11

shall be binding upon Seller and Purchaser and their respective successors and assigns.
3.Modifications. This Agreement shall not be modified or amended except in a written document signed by Seller and Purchaser.
4.Time of Essence. Time is of the essence of this Agreement. In the computation of any period of time provided for in this Agreement or by law, time periods shall expire at 5:00 p.m., Hawaii-Aleutian Standard Time (except as may be otherwise expressly set forth herein), the day of the act or event from which the period of time runs shall be excluded, and the last day of such period shall be included, unless it is a Saturday, Sunday, or legal holiday, in which case the period shall be deemed to run until 5:00 p.m., Hawaii-Aleutian Standard Time (except as may be otherwise expressly set forth herein) on the next day which is not a Saturday, Sunday, or legal holiday.
5.Governing Law. This Agreement shall be governed and interpreted in accordance with the laws of the State where the Land is located.
6.Notices. All notices, requests, demands or other communications required or permitted under this Agreement shall be in writing and delivered personally or by certified mail, return receipt requested, postage prepaid, or by overnight courier (such as Federal Express), addressed as follows below. All notices given in accordance with the terms hereof shall be deemed given when received or upon refusal of delivery. Either party hereto may change the address for receiving notices, requests, demands or other communication by notice sent in accordance with the terms of this Section 11.6.

Schedule 9.3.6-130
1379426.v9
ImanageDB:4161238.11

If to Seller: c/o Terramar Retail Centers, LLC 4695 MacArthur Court, Suite 700 Newport Beach, CA 92660 Attention:Tom Kuehl Telephone:(949) 662-2122
With a copy to: Barack Ferrazzano Kirschbaum & Nagelberg LLP 200 West Madison Street, Suite 3900 Chicago, Illinois 60606 Attention: Chuck Picton, Esq. Telephone:(312) 629-5133
If to Purchaser: c/o A&B Properties Hawaii, LLC Series R 822 Bishop Street Honolulu, Hawaii 96813 Attention:Jeff Pauker Telephone:(808) 525-6611
With a copy to:
A&B Properties Hawaii, LLC Series R
822 Bishop Street
Honolulu, Hawaii 96813
Attention:General Counsel
Telephone:(808) 525-6611

With a copy to:
Cades Schutte LLP
1000 Bishop Street, 12th Floor
Honolulu, Hawaii 96813
Attention:Richard Kiefer, Esq.
Telephone:(808) 521-9200

7.“AS IS” SALE. ACKNOWLEDGING THE PRIOR USE OF THE PROPERTY AND PURCHASER’S OPPORTUNITY TO INSPECT THE PROPERTY, PURCHASER AGREES, SUBJECT TO THE REPRESENTATIONS AND WARRANTIES SET FORTH HEREIN OR IN ANY CONVEYANCE DOCUMENTS OR CERTIFICATIONS MADE OR DELIVERED BY SELLER, THAT

Schedule 9.3.6-131
1379426.v9
ImanageDB:4161238.11

IT SHALL TAKE THE PROPERTY “AS-IS,” “WHERE-IS,” AND WITH ALL FAULTS AND CONDITIONS THEREON. ANY INFORMATION, REPORTS, STATEMENTS, DOCUMENTS OR RECORDS (COLLECTIVELY, THE “DISCLOSURES”) PROVIDED OR MADE TO PURCHASER OR ITS CONSTITUENTS BY SELLER OR ANY OF SELLER’S AFFILIATES OR REPRESENTATIVES CONCERNING THE CONDITION OF THE PROPERTY SHALL NOT BE REPRESENTATIONS OR WARRANTIES, EXCEPT TO THE EXTENT EXPRESSLY SET FORTH HEREIN OR IN ANY CONVEYANCE DOCUMENTS OR CERTIFICATIONS. PURCHASER SHALL NOT RELY ON SUCH DISCLOSURES, BUT RATHER, PURCHASER SHALL RELY ONLY ON ITS OWN INSPECTION OF THE PROPERTY AND THE REPRESENTATIONS AND WARRANTIES SET FORTH HEREIN AND IN ANY CONVEYANCE DOCUMENT OR CERTIFICATION. PURCHASER ACKNOWLEDGES AND AGREES THAT, SUBJECT TO THE REPRESENTATIONS AND WARRANTIES SET FORTH HEREIN OR IN ANY CONVEYANCE DOCUMENTS OR CERTIFICATIONS ABOVE, SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY INCLUDING WITHOUT LIMITATION ZONING, I THE HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, OR (F) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY, AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS EXCEPT TO THE EXTENT EXPRESSLY SET FORTH HEREIN OR IN ANY CONVEYANCE DOCUMENTS OR CERTIFICATIONS REGARDING TERMITES OR WASTES, AS DEFINED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., OR ANY HAZARDOUS SUBSTANCE, AS DEFINED BY THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OF 1980 (“CERCLA”), AS AMENDED, AND REGULATIONS PROMULGATED THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, PURCHASER (AND ANY ENTITY AFFILIATED WITH OR CLAIMING BY, THROUGH OR UNDER PURCHASER) HEREBY WAIVE, RELEASE AND AGREE NOT TO MAKE ANY CLAIM OR BRING ANY COST RECOVERY ACTION OR CLAIM FOR CONTRIBUTION OR OTHER ACTION OR CLAIM AGAINST SELLER OR SELLER’S AFFILIATES BASED ON (A) ANY FEDERAL, STATE, OR LOCAL ENVIRONMENTAL OR HEALTH AND SAFETY LAW OR REGULATION, INCLUDING CERCLA OR ANY STATE

Schedule 9.3.6-132
1379426.v9
ImanageDB:4161238.11

EQUIVALENT, OR ANY SIMILAR LAW NOW EXISTING OR HEREAFTER ENACTED, (B) ANY DISCHARGE, DISPOSAL, RELEASE, OR ESCAPE OF ANY CHEMICAL, OR ANY MATERIAL WHATSOEVER, ON, AT, TO, OR FROM THE PROPERTY, OR (C) ANY ENVIRONMENTAL CONDITIONS WHATSOEVER ON, UNDER, OR IN THE VICINITY OF THE PROPERTY, EXCEPT FOR CLAIMS BASED UPON A BREACH OF ANY REPRESENTATIONS AND WARRANTIES CONTAINED HEREIN OR IN ANY CONVEYANCE DOCUMENTS OR CERTIFICATIONS.
WITHOUT LIMITATION UPON PURCHASER’S RIGHT TO RELY ON THE EXPRESS REPRESENTATIONS AND WARRANTIES CONTAINED HEREIN OR IN ANY CONVEYANCE DOCUMENTS OR CERTIFICATIONS, PURCHASER REPRESENTS TO SELLER THAT PURCHASER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS PURCHASER DEEMS NECESSARY OR DESIRABLE TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS, REPRESENTATIVES OR EMPLOYEES WITH RESPECT THERETO. UPON CLOSING, PURCHASER (AND ANY ENTITY AFFILIATED WITH OR CLAIMING BY, THROUGH OR UNDER PURCHASER) SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER’S INVESTIGATIONS, AND PURCHASER (AND ANY ENTITY AFFILIATED WITH OR CLAIMING BY, THROUGH OR UNDER PURCHASER), UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER (AND SELLER’S AFFILIATES) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER (AND SELLER’S AFFILIATES) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS, ERRORS OR OMISSIONS IN DESIGN OR CONSTRUCTION, OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS AND ANY AND ALL OTHER ACTS, OMISSIONS, LIABILITIES EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY, EXCEPT FOR BREACHES BY SELLER OF THE EXPRESS PROVISIONS OF THIS AGREEMENT OR ANY CONVEYANCE DOCUMENTS OR CERTIFICATIONS.

Schedule 9.3.6-133
1379426.v9
ImanageDB:4161238.11

THE PROVISIONS OF THIS SECTION 11.7 SHALL SURVIVE THE CLOSING AND ANY TERMINATION OF THIS AGREEMENT.
8.Trial by Jury. In any lawsuit or other proceeding initiated by Seller or Purchaser under or with respect to this Agreement, Seller and Purchaser each waive any right they may have to trial by jury. In addition, Purchaser waives any right to seek rescission of the transaction provided for in this Agreement. Notwithstanding any provisions of this Agreement to the contrary, the obligations of the parties under this Section 11.8 shall survive any termination of this Agreement and the Closing.
9.Confidentiality. Except as may be required by law or, with respect to Purchaser, the requirements of the U.S. Securities and Exchange Commission (“SEC”), or as provided in the June 2017 Principal Confidentiality Agreement made by Purchaser in favor of Seller, neither Seller or Purchaser shall, without the prior written consent of the other, and unless the Closing occurs, disclose to any third party the existence of this Agreement or any term or condition thereof or the results of any inspections or studies undertaken in connection herewith or make any public pronouncements, issue any press releases or otherwise disclose the Information (hereinafter defined) or any information regarding this Agreement or the Property, or the transactions contemplated hereby to any third party; provided, however, that the foregoing shall not be construed to prevent (1) Purchaser from making (without the consent of, but upon notice to, Seller) any disclosure required by any applicable law or regulation or judicial process or SEC requirement or (2) Seller from disclosing the existence of this Agreement and the details regarding this Agreement to its agents, employees, representatives, consultants, board of directors and equity holders. For purposes hereof, “Information” shall mean and shall be deemed to include, without limitation, the following written or oral information provided by or on behalf of Seller to Purchaser, its actual or proposed partners or lenders, and their respective agents, employees, representatives, consultants and board members (collectively, “Purchaser’s Representatives”) either prior to or following the Effective Date: (a) all documentation and/or information described in or relating to Section 1 of this Agreement, including, without limitation, Property Agreements, Tangible Personal Property and all other information regarding the operation, ownership, maintenance, management, or occupancy of the Property; (b) the Title and Survey; and (c) any reports, tests, or studies (together with the results of such studies and tests obtained or provided by, or on behalf of, Seller).
Notwithstanding the foregoing, but subject to Purchaser’s legal and SEC obligations, Seller’s delivery and Purchaser’s use of the Information are subject to the following terms: Purchaser shall (i) accept and hold all Information in strict confidence in accordance with the terms of this Agreement; (ii) not copy, reproduce, distribute or disclose the Information to any third party other than Purchaser’s Representatives, except as permitted in the preceding paragraph; (iii) not use the Information for any purpose other than in connection with the transactions contemplated hereunder; and (iv) not use the Information in any manner detrimental to Seller or the Property. Purchaser agrees to transmit the Information only to those Purchaser’s Representatives who are actively and directly participating in the

Schedule 9.3.6-134
1379426.v9
ImanageDB:4161238.11

evaluation of the acquisition of the Property, who are informed of and who have agreed to comply with the terms of this Section 11.9 of this Agreement and who are instructed not to make use of the Information in a manner inconsistent herewith. Purchaser shall be responsible for any breach of the terms of this Agreement by Purchaser’ Representatives or any other person to whom the Information is communicated. Purchaser agrees to indemnify, defend and hold Seller and the Seller Indemnified Parties harmless against all Losses resulting from Purchaser’s breach of this Section 11.9, as well as any breach thereof by Purchaser’s Representatives, which indemnification shall survive the Closing or termination of this Agreement. Upon any termination of this Agreement, Purchaser shall return all Information provided by or on behalf of Seller to Seller, which obligation shall survive any termination of this Agreement.
10.Reports. If for any reason Purchaser does not consummate the Closing, then Purchaser shall, only upon Seller’s written request and without courier cost to Purchaser, promptly deliver to Seller copies of all final, non-privileged or -confidential third party reports relating to the Property or any part thereof prepared at the request of Purchaser, its employees and agents.
11.Reporting Person. Seller and Purchaser hereby designate Escrow Agent to act as and perform the duties and obligations of the “reporting person” with respect to the transaction contemplated by this Agreement for purposes of 26 C.F.R. Section 1.6045-4I(5) relating to the requirements for information reporting on real estate transactions closed on or after January 1, 1991. In this regard, Seller and Purchaser each agree to execute at Closing, and to cause Escrow Agent to execute at Closing, a designation agreement, designating Escrow Agent as the reporting person with respect to the transaction contemplated by this Agreement.
12.Press Releases. The parties hereto shall not issue any press releases with respect to the transactions contemplated hereby or consummated in accordance with the terms hereof except as required by law or upon the mutual agreement of the parties as to the form and content of such press release (with consent not to be unreasonably withheld, conditioned or delayed by either party), except that either party may issue a press release after Closing without the consent of the other, provided that Purchaser shall remain subject to Section 11.9 hereof for all purposes.
13.Counterparts. This Agreement may be executed in any number of identical counterparts, any or all of which may contain the signatures of less than all of the parties, and all of which shall be construed together as but a single instrument. A party hereto may deliver executed signature pages to this Agreement by .pdf through email to any other party hereto, which .pdf copy shall be deemed to be an original executed signature page.
14.Construction. This Agreement shall not be construed more strictly against Seller merely by virtue of the fact that the initial draft of same was been prepared by Seller or its counsel, it being recognized that both of the parties hereto have contributed substantially and materially to the preparation of this Agreement.

Schedule 9.3.6-135
1379426.v9
ImanageDB:4161238.11

15.Partial Invalidity. In the event that any provision of this Agreement shall be unenforceable in whole or in part, such provision shall be limited to the extent necessary to render the same valid, or shall be excised from this Agreement, as circumstances require, and this Agreement shall be construed as if said provision had been incorporated herein as so limited, or as if said provision has not been included herein, as the case may be.
16.Headings. Headings of Sections are for convenience of reference only, and shall not be construed as a part of this Agreement.
17.Attorneys’ Fees. In the event of litigation between the parties with respect to this Agreement or the transaction contemplated hereby, the prevailing party therein shall be entitled to recover from the losing party all of its reasonable, actual out-of-pocket costs of enforcement and litigation, including, but not limited to, its reasonable attorneys’ and paralegal fees, witness fees, court reporters’ fees and other costs of suit. Notwithstanding any provisions of this Agreement to the contrary, the obligations of the parties under this Section 11.17 shall survive any termination of this Agreement and the Closing.
18.No Recording. Neither Seller nor Purchaser may record a copy of this Agreement or any memorandum hereof.
19.Early Access Agreement. Purchaser and Seller have previously executed a certain Right of Entry Agreement with respect to the Property dated as of October 24, 2017. In the event of any inconsistency between the terms of such Access Agreement and this Agreement, the terms of this Agreement shall control and supersede such terms in the Access Agreement which are inconsistent.
20.Loan Assumption. This transaction is contingent on Purchaser’s taking title to the Property related to the Laulani Land subject to, and assuming (the “Loan Assumption”) all of Laulani Seller’s obligations with respect to that certain loan (the “Loan”) held by Northwestern Mutual Life Insurance Company, a Wisconsin corporation (“Lender”), pursuant to those certain loan documents related thereto (the “Loan Documents”) or, at Purchaser’s option, prepayment of the Loan; provided, however, the failure of this condition to be satisfied shall not be a Seller default. Purchaser agrees to proceed diligently and in good faith to obtain the approval of Lender with respect to Purchaser’s application to assume Laulani Seller’s obligations under the Loan Documents on the Closing Date (the “Assumption Approval”). Laulani Seller covenants and agrees to cooperate in good faith, at no material cost to Laulani Seller except as expressly set forth in this Section 11.20, with Purchaser and Lender, from time to time, upon Purchaser’s or Lender’s reasonable request, and in all reasonable respects, with respect to Purchaser attempting to obtain the Assumption Approval. In the event the Lender does not grant Assumption Approval by the Closing Date, either Purchaser or Seller may terminate this Agreement, whereupon the Earnest Money shall be returned to Purchaser and neither party shall have any further obligations under this Agreement except for obligations that expressly survive termination. If the Loan Assumption is approved, at Closing: (A) Seller shall pay to Lender (1) any application fees applicable to the application for the Loan Assumption or assignment fees owing under the Loan Documents and (2) any other actual, documented, out-of-pocket

Schedule 9.3.6-136
1379426.v9
ImanageDB:4161238.11

costs of Lender paid to non-affiliated third parties in connection with the Loan Assumption, up to a cumulative amount with respect to (1) and (2) equal to Five Hundred Thousand and No/100 Dollars ($500,000.00); and (B) Purchaser shall pay to Lender, any other costs, fees and expenses of Lender directly or indirectly related to the Loan Assumption in excess of Five Hundred Thousand and No/100 Dollars ($500,000.00). Notwithstanding anything herein to the contrary, under no circumstances shall Seller or Purchaser be deemed obligated to pre-pay the Loan.
[Signature Page to Follow]

ImanageDB:4161238.11
IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized representatives as of the Effective Date.

Schedule 9.3.6-137
1379426.v9
ImanageDB:4161238.11

SELLER:
HOKULEI VILLAGE, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member

By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

TRC LAULANI VILLAGE, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO
LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company

By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company
By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By: /s/ Tim Pettit
Name: Tim Pettit
Title: CFO

Schedule 9.3.6-138
1379426.v9
ImanageDB:4161238.11

PURCHASER:	A & B PROPERTIES HAWAII, LLC, SERIES R, a Delaware limited liability company By: /s/ Jeff Pauker Name: Jeff Pauker Title: VP company By: /s/ Lance Parker Name: Lance Parker Title: President

And Title Guaranty Escrow Services, Inc., as Escrow Agent (defined above), hereby undertakes and agrees to perform all of the duties and obligations of the Escrow Agent set forth in the foregoing agreement, including without limitation administration of the Escrow Holdback under Section 10.1, on and subject to the terms and conditions set forth herein.

ESCROW AGENT:

TITLE GUARANTY ESCROW SERVICES INC.

By /s/ Jeremy Trueblood
Name: Jeremy Trueblood
Its: Branch Manager
LIST OF EXHIBITS:

A-1    Legal Description for Hokulei Land
A-2    Legal Description for Laulani Land
A-3    Legal Description for Pad G Land
A-4    Legal Description for Puunene Land
B-1    Lease Information for Property related to Hokulei Land
B-2    Lease Information for Property related to Laulani Land
B-3    Lease Information for Property related to Pad G Land
B-4    Lease Information for Property related to Puunene Land
C    [Reserved]
D    [Reserved]
E    [Reserved]
F-1    Title Commitment for Property related to Hokulei Land
F-2    Title Commitment for Property related to Laulani Land

Schedule 9.3.6-139
1379426.v9
ImanageDB:4161238.11

F-3    Title Commitment for Property related to Pad G Land
F-4    Title Commitment for Property related to Puunene Land
G    Form of Deed
H    Notice to Tenants
I    Notice to Parties to Service Contracts
J    Certificate of Non-Foreign Status
K    [Reserved]
L    Form Tenant Estoppel Certificate
M    [Reserved]
N-1    List of Pending Litigation for Property related to Hokulei Land
N-2    List of Pending Litigation for Property related to Laulani Land
N-3    List of Pending Litigation for Property related to Pad G Land
N-4    List of Pending Litigation for Property related to Puunene Land
O    Bill of Sale
P-1    Regulatory Compliance Disclosures for Property related to Hokulei Land
P-2    Regulatory Compliance Disclosures for Property related to Laulani Land
P-3    Regulatory Compliance Disclosures for Property related to Pad G Land
P-4    Regulatory Compliance Disclosures for Property related to Puunene Land
Q    Notice to Parties to Property Agreements
R    Assignment of Leases
S    General Assignment
T    1031 Assignment & Assumption Agreement
U    1031 Assignment & Release Agreement
V    Assignment of Declarant Rights
W    Guaranty

Schedules:

1.4    Tangible Personal Property
1.7    Other Agreements
2.1    Allocation of Purchase Price
2.2    Leasing & Construction Credits
4.1(n)    Declarations & R.E.A.s
8.1    Seller’s Due Diligence Documents
9.3.1    New Leases
9.3.6    Permitted Actions

A-1-2
ImanageDB:4161238.11

Schedule 9.3.6-140
1379426.v9
ImanageDB:4161238.11

EXHIBIT A-1
LEGAL DESCRIPTION FOR Hokulei LAND
FIRST:
UNITS A, B, C, D, E and F listed in Exhibit "B-1" of the Condominium Project known as "HOKULEI VILLAGE" as established by Declaration of Condominium Property Regime dated December 11, 2014 filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii as Land Court Document No. T-9111280 and as shown on Condominium Map No. 2267, filed in said Office, and any amendments thereto.
Together with those easements appurtenant to said Unit as established by and described in the Declaration, which may including the following:

(A)	Exclusive easement(s) to use the limited common elements of the Project which are described in said Declaration as being appurtenant to the Unit, if any.

(B)
Non-exclusive easements in the common elements, including the limited common elements, if any, and in the Project, designed for such purposes as ingress to , egress from, utility services for and support, and as necessary, for the maintenance and repair of the Unit; in the other common elements for use according to their respective purposes, subject always to the exclusive use of the limited common elements as provided in the Declaration; subject to the provision of Section 514B-38 of the Act.

(C)
In the case of encroachments by the Unit upon the common elements or upon any other unit, a valid easement for such encroachment and the maintenance thereof, so long as it continues, shall exist. In the event that a unit shall be partially or totally destroyed and the rebuilt, or in the event of any shifting, settlement or movement of any part of the Project, encroachments of any part of the common elements, units or limited common elements due to such construction, shifting, settlement or movement shall be permitted, and valid easements for such encroachments and the maintenance there

Excepting and reserving and subject to all easements as provided in the Declaration, including, but not limited to, (i) easements for encroachments appurtenant to other units or the common elements as they arise in the manner set forth above, now or hereafter existing thereon, (ii) easements for access to the Unit or any limited common appurtenant thereto from time to time during reasonable hours as may be appropriate for the operation or maintenance of the Project or, without notice, at any time for (a) making emergency repairs therein necessary to prevents damage to any unit or common element, (b) abating any nuisance or any dangerous, unauthorized, prohibited or unlawful activity, (c) protecting the property rights of any owner, or (d) preventing death or serious bodily injury to any owner or other occupant therein, and (iii) easements necessary to complete the Project, for noise and dust, to conduct sales activities upon the Project, and to subdivide or consolidate units of the Project, all as provided in the Declaration.
SECOND:
Undivided 61.95% fee simple interests in all common elements of the Project as established by the Declaration, including the land described in said Declaration, or such other interest as hereafter

Schedule 9.3.6-141
1379426.v9
ImanageDB:4161238.11

established for the Unit by any amendment of the Declaration, as tenant in common with the holders of other undivided interests in and to said common elements.
The land upon which said Condominium Project "HOKULEI VILLAGE" is located is described as follows:
All of that certain parcel of land situate at Lihue, District of Puna, Island and County of Kauai, State of Hawaii, described as follows:
LOT 1546, area 22.818 acres, more or less, as shown on Map 141, filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii with Land Court Application 1087 (amended) of Grove Farm Company, Limited;
Together with access over Lot 1542 to Kaumualii Highway, a public road, as set forth by Land Court Order No. 131986, filed July 8, 1998.
Together also with vehicle access rights over and across Boundary 27 as granted by EXCHANGE OF VEHICLE ACCESS RIGHTS dated September 23, 2010, filed as Document No. 4010164; being more particularly described therein and subject to the terms and provisions contained therein.
Together also with a non-exclusive easement for access and underground utility purposes, as granted by GRANT OF EASEMENT KOLOPA STREET EXTENSION (Vehicular Access and Utilities) dated April 26, 2013, filed as Land Court Document No. T-8527332; subject to the terms and provisions contained therein.
Being land(s) described in Transfer Certificate of Title No. 1,090,432 issued to HOKULEI VILLAGE LLC, a Delaware limited liability company.
.    A-2-11
ImanageDB:4161238.11
EXHIBIT A-2
LEGAL DESCRIPTION FOR LAULANI LAND
LOT 1
All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Lot 17683, as shown on Map 1356 of Land Court Application No. 1069 of the Trustees of the Estate of James Campbell, deceased, having been deregistered and recorded as Document No. A-46180589) situate at Honouliuli, District of Ewa, City and County of Honolulu, State of Hawaii, being LOT 1 of the “LAULANI EWA SUBDIVISION”, as shown on map prepared by Ryan M. Suzuki, Land Surveyor, with R. M. Towill Corporation, dated August 27, 2012, approved by the Department of Planning and Permitting, City and County of Honolulu, 2012/SUB-154, on October 12, 2012, and thus bounded and described:
Beginning at the east corner of this parcel of land, along the southwest side of Fort Weaver Road, the coordinates of said point of beginning referred to Government Survey Triangulation Station “KAPUAI NEW” being 18,053.13 feet south and 18,042.45 feet west, thence running by azimuths

Schedule 9.3.6-142
1379426.v9
ImanageDB:4161238.11

measured clockwise from true South:
1.    58°     16’    491.09    feet along Lots 19591 and 19588 (Map 1547 of Land Court Application 1069;
2.    148°     16’    633.21    feet along Lots 4, 3, and 11 of Laulani Ewa Subdivision;
3.    58°    16’    1.00    feet along Lot 11 of Laulani Ewa Subdivision;
4.    148°    16’    134.17    feet along Lot 11 of Laulani Ewa Subdivision;
5.    240°    20’    30.02    feet along the southeast side of Keaunui Drive;
6.    328°    16’    133.09    feet along Lot 12 of Laulani Ewa Subdivision;
7.    58°    16’    1.00    feet along Lot 12 of Laulani Ewa Subdivision;
8.    328°    16’    141.63    feet along Lots 12 and 13 of Laulani Ewa Subdivision;
9.    238°    16’    275.26    feet along Lots 13 and 14 of Laulani Ewa Subdivision;
10.    269°    49’    93.16    feet along Lot 14 of Laulani Ewa Subdivision;
11.    328°    16’    26.16    feet along Lot 14 of Laulani Ewa Subdivision;
12.    238°    16’    108.62    feet along Lot 14 of Laulani Ewa Subdivision;
13.    330°    20’    4.84    feet along the southwest side of Fort Weaver Road;
14.    328°    16’    411.84    feet along the southwest side of Fort Weaver Road to the point of beginning and containing a gross area of 5.495 acres, less Lot 2 of Laulani Ewa Subdivision, having a net area of 4.898 acres, more or less.
LOT 2
All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Lot 17683, as shown on Map 1356 of Land Court Application No. 1069 of the Trustees of the Estate of James Campbell, deceased, having been deregistered and recorded as Document No. A-46180589) situate at Honouliuli, District of Ewa, City and County of Honolulu, State of Hawaii, being LOT 2 of the “LAULANI EWA SUBDIVISION”, as shown on map prepared by Ryan M. Suzuki, Land Surveyor, with R. M. Towill Corporation, dated August 27, 2012, approved by the Department of Planning and Permitting, City and County of Honolulu, 2012/SUB-154, on October 12, 2012, and thus bounded and described:
Beginning at the south corner of this parcel of land, the coordinates of said point of beginning referred to Government Survey Triangulation Station “KAPUAI NEW” being 18,189.48 feet south and 18,502.61 feet west, thence running by azimuths measured clockwise from true South:
1.    148°    16’    255.91    feet along Lot 1 of Laulani Ewa Subdivision;
2.    238°    16’    38.17    feet along Lot 1 of Laulani Ewa Subdivision;

Schedule 9.3.6-143
1379426.v9
ImanageDB:4161238.11

3.    328°    16’    7.25    feet along Lot 1 of Laulani Ewa Subdivision;
4.    238°    16’    60.50    feet along Lot 1 of Laulani Ewa Subdivision;
5.    328°    16’    75.14    feet along Lot 1 of Laulani Ewa Subdivision;
6.    238°     16’    33.45    feet along Lot 1 of Laulani Ewa Subdivision;
7.    328°    16’    118.29    feet along Lot 1 of Laulani Ewa Subdivision;
8.    58°    16’    10.87    feet along Lot 1 of Laulani Ewa Subdivision;
9.     328°    16’    10.00    feet along Lot 1 of Laulani Ewa Subdivision;
10.     58°    16’    25.40    feet along Lot 1 of Laulani Ewa Subdivision;
11.    328°    16’    15.23    feet along Lot 1 of Laulani Ewa Subdivision;
12.    58°    16’    95.85    feet along Lot 1 of Laulani Ewa Subdivision to the point of beginning and containing an area of 0.597 acres, more or less.
LOT 3
All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Lot 17683, as shown on Map 1356 of Land Court Application No. 1069 of the Trustees of the Estate of James Campbell, deceased, having been deregistered and recorded as Document No. A-46180589) situate at Honouliuli, District of Ewa, City and County of Honolulu, State of Hawaii, being LOT 3 of the “LAULANI EWA SUBDIVISION”, as shown on map prepared by Ryan M. Suzuki, Land Surveyor, with R. M. Towill Corporation, dated August 27, 2012, approved by the Department of Planning and Permitting, City and County of Honolulu, 2012/SUB-154, on October 12, 2012, and thus bounded and described:
Beginning at the east corner of this parcel of land, being the east corner of Lot 4 of the Laulani Ewa Subdivision, the coordinates of said point of beginning referred to Government Survey Triangulation Station “KAPUAI NEW” being 18,249.99 feet south and 18,587.94 feet west, thence running by azimuths measured clockwise from true South:
1.    58°    16’    76.40    feet along lot 4 of Laulani Ewa Subdivision;
2.    148°    16’    165.25    feet along Lot 4 of Laulani Ewa Subdivision;
3.    58°    16’    55.77    feet along Lot 4 of Laulani Ewa Subdivision;
4.    148°    16’    72.00    feet along Lot 4 of Laulani Ewa Subdivision;
5.    238°    16’    85.00    feet along Lot 4 of Laulani Ewa Subdivision;
6.    148°    16’    16.50    feet along Lot 4 of Laulani Ewa Subdivision;
7.    238°    16’    47.17    feet along Lot 4 of Laulani Ewa Subdivision;

Schedule 9.3.6-144
1379426.v9
ImanageDB:4161238.11

8.    328°    16’    253.75    feet along Lot 1 of Laulani Ewa Subdivision to the point of beginning and containing an area of 0.526 acres, more or less.
LOT 4
All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Lot 17683, as shown on Map 1356 of Land Court Application No. 1069 of the Trustees of the Estate of James Campbell, deceased, having been deregistered and recorded as Document No. A-46180589) situate at Honouliuli, District of Ewa, City and County of Honolulu, State of Hawaii, being LOT 4 of the “LAULANI EWA SUBDIVISION”, as shown on map prepared by Ryan M. Suzuki, Land Surveyor, with R. M. Towill Corporation, dated August 27, 2012, approved by the Department of Planning and Permitting, City and County of Honolulu, 2012/SUB-154, on October 12, 2012, and thus bounded and described:
Beginning at the east corner of this parcel of land, being the south corner of Lot 1 of Laulani Ewa Subdivision, the coordinates of said point of beginning referred to Government Survey Triangulation Station “KAPUAI NEW” being 18,311.43 feet south and 18,460.12 feet west, thence running by azimuths measured clockwise from true South:
1.    58°    16’    246.77    feet along Lots 19586 and 19588 (Map 1547) of Land Court Application 1069;
2.    148°    16’    90.76    feet along Lot 5 of Laulani Ewa Subdivision;
3.    238°    16’    9.84    feet along Lot 5 of Laulani Ewa Subdivision;
4.    148°    16’    375.65    feet along Lot 5 of Laulani Ewa Subdivision;
5.    58°    16’    41.41    feet along Lot 5 of Laulani Ewa Subdivision;
6.    148°    16’    104.96    feet along Lot 5 of Laulani Ewa Subdivision;

7.	Thence, along Lot 5 of Laulani Ewa Subdivision, on a curve to the left with a radius of 45.00 feet, the chord azimuth and distance being:
134°    39’ 30”     21.18    feet;
8.    121°    03’    119.52    feet along Lot 5 of Laulani Ewa Subdivision;
9.    211°    03’    31.00    feet along the southeast side of Keaunui Drive;
10.    301°    03’    66.62    feet along Lot 11 of Laulani Ewa Subdivision;

11.	Thence, along Lot 11 of Laulani Ewa Subdivision, on a curve to the right with a radius of 150.00 feet, the chord azimuth and distance being:
314°    39’ 30”    70.59    feet;
12.    328°    16’    92.93    feet along Lot 11 of Laulani Ewa Subdivision;

Schedule 9.3.6-145
1379426.v9
ImanageDB:4161238.11

13.    238°    16’    263.34    feet along Lot 11 of Laulani Ewa Subdivision;
14.    328°    16’    118.41    feet along Lot 1 of Laulani Ewa Subdivision;
15.    58°    16’    47.17    feet along Lot 3 of Laulani Ewa Subdivision;
16.    328°    16’    16.50    feet along Lot 3 of Laulani Ewa Subdivision;
17.    58°    16’    85.00    feet along Lot 3 of Laulani Ewa Subdivision;
18.    328°    16’    72.00    feet along Lot 3 of Laulani Ewa Subdivision;
19.    238°    16’    55.77    feet along Lot 3 of Laulani Ewa Subdivision;
20.    328°    16’    165.25    feet along Lot 3 of Laulani Ewa Subdivision;
21.    238°    16’    76.40    feet along Lot 3 of Laulani Ewa Subdivision;
22.    328°    16’    119.48    feet along Lot 1 of Laulani Ewa Subdivision to the point of beginning and containing an area of 2.311 acres, more or less.
LOT 5
All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Lot 17683, as shown on Map 1356 of Land Court Application No. 1069 of the Trustees of the Estate of James Campbell, deceased, having been deregistered and recorded as Document No. A-46180589) situate at Honouliuli, District of Ewa, City and County of Honolulu, State of Hawaii, being LOT 5 of the “LAULANI EWA SUBDIVISION”, as shown on map prepared by Ryan M. Suzuki, Land Surveyor, with R. M. Towill Corporation, dated August 27, 2012, approved by the Department of Planning and Permitting, City and County of Honolulu, 2012/SUB-154, on October 12, 2012, and thus bounded and described:
Beginning at the east corner of this parcel of land, being the south corner of Lot 4 of Laulani Ewa Subdivision, the coordinates of said point of beginning referred to Government Survey Triangulation Station “KAPUAI NEW” being 18,441.00 feet south and 18,670.00 feet west, thence running by azimuths measured clockwise from true South:
1.    58°    16’    30.00    feet along Lot 19586 (Map 1547);
2.    148°    16’    29.82    feet along Lot 6 of Laulani Ewa Subdivision;
3.    102°    47’    98.37    feet along Lot 6 of Laulani Ewa Subdivision;
4.    58°    16’    10.47    feet along Lot 6 of Laulani Ewa Subdivision;
5.    148°    16’    185.98    feet along Lot 6 of Laulani Ewa Subdivision;
6.    238°    16’    25.87    feet along Lot 6 of Laulani Ewa Subdivision;
7.    148°    16’    221.76    feet along Lot 6 of Laulani Ewa Subdivision;

Schedule 9.3.6-146
1379426.v9
ImanageDB:4161238.11

8.    238°    16’    38.18    feet along Lot 10 of Laulani Ewa Subdivision;
9.    148°    16’    36.44    feet along Lot 10 of Laulani Ewa Subdivision;

10.	Thence, along Lot 10 of Laulani Ewa Subdivision, on a curve to the left with a radius of 57.00 feet, the chord azimuth and distance being:
134°    39’    30”    26.82    feet;
11.    121°    03’    132.43    feet along Lot 10;
12.    211°    03’    25.00    feet along the southeast side of Keaunui Drive;
13.    301°    03’    119.52    feet along Lot 4 of Laulani Ewa Subdivision;

14.	Thence, along Lot 4 of Laulani Ewa Subdivision, on a curve to the right with a radius of 45.00 feet, the chord azimuth and distance being:
314°    39’    30”    21.18    feet;
15.    328°    16’    104.96    feet along Lot 4 of Laulani Ewa Subdivision;
16.    238°    16’    41.41    feet along Lot 4 of Laulani Ewa Subdivision;
17.    328°    16’    375.65    feet along Lot 4 of Laulani Ewa Subdivision;
18.    58°    16’    9.84    feet along Lot 4 of Laulani Ewa Subdivision;
19.    328°    16’    90.76    feet along Lot 4 of Laulani Ewa Subdivision to the point of beginning and containing an area of 1.184 acres, more or less.
LOT 8
All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Lot 17683, as shown on Map 1356 of Land Court Application No. 1069 of the Trustees of the Estate of James Campbell, deceased, having been deregistered and recorded as Document No. A-46180589) situate at Honouliuli, District of Ewa, City and County of Honolulu, State of Hawaii, being LOT 8 of the “LAULANI EWA SUBDIVISION”, as shown on map prepared by Ryan M. Suzuki, Land Surveyor, with R. M. Towill Corporation, dated August 27, 2012, approved by the Department of Planning and Permitting, City and County of Honolulu, 2012/SUB-154, on October 12, 2012, and thus bounded and described:
Beginning at the west corner of this parcel of land, along the southeast side of Keaunui Drive, the coordinates of said point of beginning referred to Government Survey Triangulation Station “KAPUAI NEW” being 18,293.60 feet south and 19,354.60 feet west, thence running by azimuths measured clockwise from true South:
1.    211°    03’    137.83    feet along the southeast side of Keaunui Drive;
2.    301°    03’    142.01    feet along Lot 6 of Laulani Ewa Subdivision;

Schedule 9.3.6-147
1379426.v9
ImanageDB:4161238.11

3.    31°    03’    137.83    feet along Lot 6 of Laulani Ewa Subdivision;
4.    121°    03’    142.01    feet along Lot 7 of Laulani Ewa Subdivision to the point of beginning and containing an area of 0.449 acres, more or less.
LOT 9
All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Lot 17683, as shown on Map 1356 of Land Court Application No. 1069 of the Trustees of the Estate of James Campbell, deceased, having been deregistered and recorded as Document No. A-46180589) situate at Honouliuli, District of Ewa, City and County of Honolulu, State of Hawaii, being LOT 9 of the “LAULANI EWA SUBDIVISION”, as shown on map prepared by Ryan M. Suzuki, Land Surveyor, with R. M. Towill Corporation, dated August 27, 2012, approved by the Department of Planning and Permitting, City and County of Honolulu, 2012/SUB-154, on October 12, 2012, and thus bounded and described:
Beginning at the west corner of this parcel of land, along the southeast side of Keaunui Drive, the coordinates of said point of beginning referred to Government Survey Triangulation Station “KAPUAI NEW” being 18,149.81 feet south and 19,268.04 feet west, thence running by azimuths measured clockwise from true South:
1.    211°    03’    131.97    feet along the southeast side of Keaunui Drive;
2.    301°    03’    142.01    feet along Lot 10 of Laulani Ewa Subdivision;
3.    31°    03’    131.97    feet along Lot 6 of Laulani Ewa Subdivision;
4.    121°    03’    142.01    feet along Lot 6 of Laulani Ewa Subdivision to the point of beginning and containing an area of 0.430 acres, more or less.
LOT 10
All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Lot 17683, as shown on Map 1356 of Land Court Application No. 1069 of the Trustees of the Estate of James Campbell, deceased, having been deregistered and recorded as Document No. A-46180589) situate at Honouliuli, District of Ewa, City and County of Honolulu, State of Hawaii, being LOT 10 of the “LAULANI EWA SUBDIVISION”, as shown on map prepared by Ryan M. Suzuki, Land Surveyor, with R. M. Towill Corporation, dated August 27, 2012, approved by the Department of Planning and Permitting, City and County of Honolulu, 2012/SUB-154, on October 12, 2012, and thus bounded and described:
Beginning at the west corner of this parcel of land, along the southeast side of Keaunui Drive, the coordinates of said point of beginning referred to Government Survey Triangulation Station “KAPUAI NEW” being 18,036.75 feet south and 19,199.97 feet west, thence running by azimuths measured clockwise from true South:
1.    211°    03’    140.07    feet along the southeast side of Keaunui Drive;
2.    301°    03’    132.43    feet along Lot 5 of Laulani Ewa Subdivision;

Schedule 9.3.6-148
1379426.v9
ImanageDB:4161238.11

3.	Thence, along Lot 5 of Laulani Ewa Subdivision, on a curve to the left with a radius of 57.00 feet, the chord azimuth and distance being:
314°    39’    30”    26.82    feet;
4.    328°    16’    36.44    feet along Lot 5 of Laulani Ewa Subdivision;
5.    58°    16’    106.92    feet along Lots 5 and 6 of Laulani Ewa Subdivision;
6.    31°    03’    22.01    feet along Lot 6 of Laulani Ewa Subdivision;
7.    121°    03’    142.01    feet along Lot 9 of Laulani Ewa Subdivision to the point of beginning and containing an area of 0.524 acres, more or less.
LOT 11
All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Lot 17683, as shown on Map 1356 of Land Court Application No. 1069 of the Trustees of the Estate of James Campbell, deceased, having been deregistered and recorded as Document No. A-46180589) situate at Honouliuli, District of Ewa, City and County of Honolulu, State of Hawaii, being LOT 11 of the “LAULANI EWA SUBDIVISION”, as shown on map prepared by Ryan M. Suzuki, Land Surveyor, with R. M. Towill Corporation, dated August 27, 2012, approved by the Department of Planning and Permitting, City and County of Honolulu, 2012/SUB-154, on October 12, 2012, and thus bounded and described:
Beginning at the west corner of this parcel of land, along the southeast side of Keaunui Drive, the coordinates of said point of beginning referred to Government Survey Triangulation Station “KAPUAI NEW” being 17,868.78 feet south and 19,098.84 feet west, thence running by azimuths measured clockwise from true South:
1.    211°    03’    4.47    feet along the southeast side of Keaunui Drive;

2.	Thence, along the southeast side of Keaunui Drive, on a curve to the right with a radius of 500.00 feet, the chord azimuth and distance being:
225°    41’    30”    252.77    feet;
3.    240°    20’    58.77    feet along the southeast side of Keaunui Drive;
4.    328°    16’    134.17    feet along Lot 1 of Laulani Ewa Subdivision;
5.    238°    16’    1.00    feet along Lot 1 of Laulani Ewa Subdivision;
6.    328°    16’    141.57    feet along Lot 1 of Laulani Ewa Subdivision;
7.    58°    16’    263.34    feet along Lot 4 of Laulani Ewa Subdivision;
8.    148°    16’    92.93    feet along Lot 4 of Laulani Ewa Subdivision;

Schedule 9.3.6-149
1379426.v9
ImanageDB:4161238.11

9.	Thence, along Lot 4 of Laulani Ewa Subdivision, on a curve to the left with a radius of 150.00 feet, the chord azimuth and distance being:
134°    39’    30”    70.59    feet;
10.    121°    03’    66.62    feet along Lot 4 of Laulani Ewa Subdivision to the point of beginning and containing an area of 1.691 acres, more or less.
LOT 13
All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Lot 17683, as shown on Map 1356 of Land Court Application No. 1069 of the Trustees of the Estate of James Campbell, deceased, having been deregistered and recorded as Document No. A-46180589) situate at Honouliuli, District of Ewa, City and County of Honolulu, State of Hawaii, being LOT 13 of the “LAULANI EWA SUBDIVISION”, as shown on map prepared by Ryan M. Suzuki, Land Surveyor, with R. M. Towill Corporation, dated August 27, 2012, approved by the Department of Planning and Permitting, City and County of Honolulu, 2012/SUB-154, on October 12, 2012, and thus bounded and described:
Beginning at the west corner of this parcel of land, being the south corner of Lot 12, the coordinates of said point of beginning referred to Government Survey Triangulation Station “KAPUAI NEW” being 17,768.74 feet south and 18,762.80 feet west, thence running by azimuths measured clockwise from true South:

1.    238°    16’    47.85    feet along Lot 12 of Laulani Ewa Subdivision;
2.    328°    16’    18.00    feet along lot 12 of Laulani Ewa Subdivision;
3.    238°    16’    82.50    feet along Lot 12 of Laulani Ewa Subdivision;
4.    148°    16’    18.00    feet along Lot 12 of Laulani Ewa Subdivision;
5.    238°    16’    31.35    feet along Lot 12 of Laulani Ewa Subdivision;
6.    328°    16’    129.18    feet along Lot 14 of Laulani Ewa Subdivision;
7.    58°    16’    161.70    feet along Lot 1 of Laulani Ewa Subdivision;
8.    148°    16’    129.18    feet along Lot 1 of Laulani Ewa Subdivision to the point of beginning and containing an area of 0.445 acres, more or less.
LOT 14
All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Lot 17683, as shown on Map 1356 of Land Court Application No. 1069 of the Trustees of the Estate of James Campbell, deceased, having been deregistered and recorded as Document No. A-46180589) situate at Honouliuli, District of Ewa, City and County of Honolulu, State of Hawaii, being LOT 10 of the “LAULANI EWA SUBDIVISION”, as shown on map prepared by Ryan M.

Schedule 9.3.6-150
1379426.v9
ImanageDB:4161238.11

Suzuki, Land Surveyor, with R. M. Towill Corporation, dated August 27, 2012, approved by the Department of Planning and Permitting, City and County of Honolulu, 2012/SUB-154, on October 12, 2012, and thus bounded and described:
Beginning at the west corner of this parcel of land, along the southeast side of Keaunui Drive, the coordinates of said point of beginning referred to Government Survey Triangulation Station “KAPUAI NEW” being 17,567.36 feet south and 18,697.22 feet west, thence running by azimuths measured clockwise from true South:
1.    241°    57’    38”    72.05    feet along the southeast side of Keaunui Drive;
2.    240°    20’    191.64    feet along the southeast side of Keaunui Drive;

3.	Thence, along the southeast side of Keaunui Drive, on a curve to the right with a radius of 50.00 feet, the chord azimuth and distance being:
285°    20’    70.71    feet;
4.    330°    20’    277.72    feet along the southwest side of Fort Weaver Road;
5.    58°    16’    108.62    feet along Lot 1 of Laulani Ewa Subdivision;
6.    148°    16’    26.16    feet along Lot 1 of Laulani Ewa Subdivision;
7.    89°    49’    93.16    feet along Lot 1 of Laulani Ewa Subdivision;
8.    58°    16’    113.56    feet along Lot 1 of Laulani Ewa Subdivision;
9.    148°    16’    265.96    feet along Lots 13 and 12 of Laulani Ewa Subdivision to the point of beginning and containing an area of 2.054 acres, more or less.
Together with access over Roadway Access Lot 17684, as shown on Map 1356 of Land Court Application No. 1069, and Roadway Access Lot 16886-B, as shown on Map 1349 of Land Court Application No. 1069, and Roadway Access Lot 11252-B-2, as shown on Map 1355 of Land Court Application No. 1069, and thus have access to Fort Weaver Road, a public road, as set forth by Land Court Order No. 173440, filed January 16, 2008, as amended by Land Court Order No. 175930, filed August 13, 2008.

Note:
Lot 11252-B-2 has been deregistered from the Land Court System pursuant to Hawaii Revised Statutes Section 501 Part II and recorded in the Bureau of Conveyances of the State of Hawaii as Document No. A-46180590.

Together also with a non-exclusive easement over and across the Common Area of the Shopping Center for access and utility purposes, as granted by DECLARATION OF EASEMENTS WITH COVENANTS AND RESTRICTIONS AFFECTING LAND dated May 30, 2012, filed as Land Court Document No. T-8199217, as amended and restated by instrument dated June 6, 2013, recorded as Document No. A-49050284, and further amended by instrument dated December 24, 2013, recorded as Document No. A-51290612; and subject to the terms and conditions contained therein.

Schedule 9.3.6-151
1379426.v9
ImanageDB:4161238.11

Together also with a non-exclusive easement for drainage purposes over and across Easements “8977” and “8978”, as shown on Map 1304 of Land Court Application No. 1069, as granted by GRANT OF NON-EXCLUSIVE DRAINAGE EASEMENTS, dated June 14, 2014, filed as Land Court Document No. T-8935076, recorded as Document No. A-52830508; and subject to the terms and provisions contained therein.
Together also with a non-exclusive easement for drainage purposes over and across Easements “10440,” as shown on Map 1525, “10423”, as shown on Map 1518, and “9664” as shown on Map 1408 of Land Court Application No. 1069, as granted by Grant of Non-Exclusive Drainage Easements dated April 8, 2014, by Gentry Homes, Ltd., as Grantor, and TRC Laulani Village, LLC, Property Development Centers LLC, City Mill Companies, Limited, and American Savings Bank, F.S.B., as Grantee, and Association of Apartment Owners of Laulani and Association of Apartment Owners of Laulani XXVI, as Other Parties, was recorded in the Land Court as Document No. T-8907092 on May 22, 2014.
Together also with a non-exclusive easement for access, drainage and utility purposes over and across Easements “10689,” as shown on Map 1549, “10688, “ as shown on Map 1548, “10684, “ as shown on Map 1547, “10685, “ as shown on Map 1547, “10686, “ as shown on Map 1547, and “10687”, as shown on Map 1547 of Land Court Application No. 1069, as granted by Grant of Non-Exclusive Access, Drainage and Utility Easements dated April 8, 2014, by and between Gentry Homes, Ltd., and TRC Laulani Village, LLC, as Grantor, and Association of Apartment Owners of Laulani, Property Development Centers LLC, City Mill Company, Limited, American Savings Bank, F.S.B., and TRC Laulani Village, LLC, as Grantee, was recorded in the Land Court as Document No. T-8906129 on May 21, 2014.
AS TO LOTS 1 THROUGH 5, 8 THROUGH 11, 13, AND 14:
BEING THE PREMISES ACQUIRED BY LIMITED WARRANTY DEED
GRANTOR:     PROPERTY DEVELOPMENT CENTERS LLC, a Delaware limited liability company
GRANTEE:    TRC LAULANI VILLAGE, LLC, a Delaware limited liability company
DATED:        effective December 24, 2013
RECORDED :    Document No. A-51060751

AS TO LOT 1:
Together with limited vehicle access rights for right-in and right-out egress and ingress to Fort Weaver Road over and across Boundary “1”, as granted by GRANT OF LIMITED VEHICLE ACCESS RIGHTS dated June 12, 2012, recorded as Document No. A-49540962; being more particularly described therein and subject to the terms and provisions contained therein.
AS TO LOTS 1, 4, 5 AND 8:
Together with a non-exclusive easement for access purposes over Easement “A” (D.P.P. File No. 2011/SUB-36), as granted by QUITCLAIM NON-EXCLUSIVE EASEMENT (EASEMENT A) dated December 23, 2013, recorded as Document No. A-51360663A, and being more particularly described therein. Consent and Joinder by First Hawaiian Bank, a Hawaii corporation, dated --- (acknowledged December 30, 2013), recorded as Document No. A-51360663B.

Schedule 9.3.6-152
1379426.v9
ImanageDB:4161238.11

AS TO LOTS 7 AND 8:
Together with a non-exclusive easement for access purposes over Easement “B” (D.P.P. File No. 2012/SUB-154), as granted by QUITCLAIM NON-EXCLUSIVE EASEMENT (EASEMENT B) dated December 23, 2013, recorded as Document No. A-51360664A, being more particularly described therein. Consent and Joinder by First Hawaiian Bank, a Hawaii corporation, acknowledged December 30, 2013), recorded as Document No. A-51360664B.    A-3-2
ImanageDB:4161238.11
EXHIBIT A-3
LEGAL DESCRIPTION FOR PAD G LAND
LOT 7
All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Lot 17683, as shown on Map 1356 of Land Court Application No. 1069 of the Trustees of the Estate of James Campbell, deceased, having been deregistered and recorded as Document No. A-46180589) situate at Honouliuli, District of Ewa, City and County of Honolulu, State of Hawaii, being LOT 7 of the “LAULANI EWA SUBDIVISION”, as shown on map prepared by Ryan M. Suzuki, Land Surveyor, with R. M. Towill Corporation, dated August 27, 2012, approved by the Department of Planning and Permitting, City and County of Honolulu, 2012/SUB-154, on October 12, 2012, and thus bounded and described:
Beginning at the west corner of this parcel of land, along the southeast side of Keaunui Drive, the coordinates of said point of beginning referred to Government Survey Triangulation Station “KAPUAI NEW” being 18,241.25 feet south and 19,431.46 feet west, thence running by azimuths measured clockwise from true South:
1.    211°    03’    149.00    feet along the southeast side of Keaunui Drive;
2.    301°    03’    142.01    feet along Lot 8 of Laulani Ewa Subdivision;
3.    31°    03    10.01    feet along Lot 6 of Laulani Ewa Subdivision;
4.    346°    03’    90.37    feet along Lot 6 of Laulani Ewa Subdivision;
5.    76°    03’    53.03    feet along Lot 6 of Laulani Ewa Subdivision;
6.    108°    28’    172.56    feet along Lot 6 of Laulani Ewa Subdivision to the point of beginning and containing an area of 0.522 acre, more or less.
BEING THE PREMISES ACQUIRED BY LIMITED WARRANTY DEED
GRANTOR :    PROPERTY DEVELOPMENT CENTERS LLC, a Delaware limited liability company
GRANTEE:    LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company
DATED:        December 23, 2014
RECORDED :    Document No. A-54800245

Schedule 9.3.6-153
1379426.v9
ImanageDB:4161238.11

Together with a non-exclusive easement for access purposes over Easement “A” (D.P.P. File No. 2011/SUB-36), as granted by QUITCLAIM NON-EXCLUSIVE EASEMENT (EASEMENT A) dated December 23, 2013, recorded as Document No. A-51360663A, and being more particularly described therein. Consent and Joinder by First Hawaiian Bank, a Hawaii corporation, dated --- (acknowledged December 30, 2013), recorded as Document No. A-51360663B.
AND:
Together with a non-exclusive easement for access purposes over Easement “B” (D.P.P. File No. 2012/SUB-154), as granted by QUITCLAIM NON-EXCLUSIVE EASEMENT (EASEMENT B) dated December 23, 2013, recorded as Document No. A-51360664A, being more particularly described therein. Consent and Joinder by First Hawaiian Bank, a Hawaii corporation, acknowledged December 30, 2013), recorded as Document No. A-51360664B.
AND
Together also with a non-exclusive easement for drainage purposes over and across Easements “10440,” as shown on Map 1525, “10423”, as shown on Map 1518, and “9664” as shown on Map 1408 of Land Court Application No. 1069, as granted by Grant of Non-Exclusive Drainage Easements dated April 8, 2014, by Gentry Homes, Ltd., as Grantor, and TRC Laulani Village, LLC, Property Development Centers LLC, City Mill Companies, Limited, and American Savings Bank, F.S.B., as Grantee, and Association of Apartment Owners of Laulani and Association of Apartment Owners of Laulani XXVI, as Other Parties, was recorded in the Land Court as Document No. T-8907092 on May 22, 2014.
Together also with a non-exclusive easement for access, drainage and utility purposes over and across Easements “10689,” as shown on Map 1549, “10688, “ as shown on Map 1548, “10684, “ as shown on Map 1547, “10685, “ as shown on Map 1547, “10686, “ as shown on Map 1547, and “10687”, as shown on Map 1547 of Land Court Application No. 1069, as granted by Grant of Non-Exclusive Access, Drainage and Utility Easements dated April 8, 2014, by and between Gentry Homes, Ltd., and TRC Laulani Village, LLC, as Grantor, and Association of Apartment Owners of Laulani, Property Development Centers LLC, City Mill Company, Limited, American Savings Bank, F.S.B., and TRC Laulani Village, LLC, as Grantee, was recorded in the Land Court as Document No. T-8906129 on May 21, 2014.

A-4-3
ImanageDB:4161238.11
EXHIBIT A-4
LEGAL DESCRIPTION FOR PUUNENE LAND
All of the premises comprising a portion of that certain condominium project known as the “PUUNENE SHOPPING CENTER” Condominium Project” (the “Project”), consisting of that certain parcel of land situate at Puunene, District of Wailuku, Island and County of Maui, State of Hawaii,

Schedule 9.3.6-154
1379426.v9
ImanageDB:4161238.11

and the improvements and appurtenances thereto, all as described in and established by that certain Declaration of Condominium Property Regime of Puunene Shopping Center, dated November 8, 2013, recorded in the Bureau of Conveyances of the State of Hawaii as Document No. A-50600302, as the same has been and may hereafter be amended from time to time (the “Declaration”), and described as follows:
FIRST
Unit Nos. 2, 3, 4, and 5 of the Project as described in the Declaration and as shown on Condominium Map No. 5232, filed in the Bureau, as the same has been and may hereafter be amended from time to time (the “Condominium Map”).
Together with all easements described in the Declaration as being appurtenant to the Unit, including the following:
a.    The exclusive right to use those certain limited common elements of the Project which are appurtenant to the Unit as described in the Declaration and/or shown on the Condominium Map.
b.    Non-exclusive easements in the common elements designed for such purposes for ingress, egress, utility services for and support, maintenance, and repair of the Unit; in the other common elements and Units for use according to their respective purposes, all as more particularly described in the Declaration and/or as shown on the Condominium Map.
SECOND
An undivided 3.17% (as to Unit No. 2); 2.53% (as to Unit No. 3); 5.32% (as to No. 4); and 40.41% (as to Unit No. 5) in all common elements of the Project, including the land upon which the Project is located, as established for the Unit by the Declaration, or such other interest as may hereafter be established for the Unit by any amendment to the Declaration, as tenants in common with the other owners of Units in the Project, as declared and established by the Declaration.
The land upon which the Project is located is more particularly described as follows:
All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Royal Patent Grant Number 3343 to Claus Spreckels) situate, lying and being at Puunene, District of Wailuku, Island and County of Maui, State of Hawaii, being LOT 2-C-4-C-1-A of the FIRST ASSEMBLY OF GOD SUBDIVISION, as shown on subdivision map dated May 28, 2008, last revised March 10, 2011, approved by the Department of Public Works, County of Maui, on May 31, 2011, corrected and accepted on May 18, 2012; and thus bounded and described:
Beginning at a pipe at the southwesterly corner of this lot, on the easterly side of Mokulele Highway (F.A.P. No. NH-0900(59)), said pipe being also the northwesterly corner of Lot 2-C-4-C-1-E of the First Assembly of God Subdivision, the coordinates of said point of beginning referred to Government Survey Triangulation Station “LUKE” being 2,889.63 feet south and 13,108.21 feet east and running by azimuths measured clockwise from True South:

Schedule 9.3.6-155
1379426.v9
ImanageDB:4161238.11

1.    149°    00’    485.72    feet along the easterly side of Mokulele Highway (F.A.P. No. NH-0900(59)) to a pipe;

2.	Thence along the southerly side of Ho’okele Street on a curve to the right with a radius of 30.00 feet, the chord azimuth and distance being:
190°     30’    39.76    feet to a pipe;
3.    232°    00’    158.73    feet along the southerly side of Ho’okele Street to a pipe;
4.    228°    34’ 10”    100.28    feet along same to a pipe;
5.    232°    00’    1,218.61    feet along same to a pipe;

6.	Thence along Lot 2-C-4-C-1-B of the First Assembly of God Subdivision on a curve to the right with a radius of 30.00 feet, the chord azimuth and distance being:
277°    00’    42.43    feet to a pipe;
7.    322°    00’    69.57    feet to a pipe;

8	Thence along same on a curve to the right with a radius of 355.00 feet, the chord azimuth and distance being:
337°    45’    192.72    feet to a pipe;
9.     353°    30’    41.38    feet along lot 2-C-4-C-1-B of the First Assembly of God Subdivision to a pipe;

10.	Thence along same on a curve to the left with a radius of 500.00 feet, the chord azimuth and distance being:
343°    34’ 30”    172.36    feet to a pipe;
11.    333°    39’    408.87    feet along Lot 2-C-4-C-1-B of the First Assembly of God Subdivision to a pipe;
12.    65°    10’    1,086.34    feet along Lot 2-C-4-C-1-E of the First Assembly of God Subdivision to a pipe;
13.    72°    30’    340.30    feet along same to the point of beginning and containing an area of 24.452 acres, more or less.
Together with a non-exclusive easement over and across Easement “D-5” for drainage purposes, as granted by GRANT OF DRAINAGE EASEMENT dated September 29, 2011, recorded as Document No. 2011-161644; being more particularly described therein and subject to the terms and conditions contained therein.
Together also with a non-exclusive easement over and across Easement “SA-1” for access purposes, as granted by GRANT OF ACCESS EASEMENT dated November 8, 2013, recorded as Document No. A-50600300; being more particularly described therein and subject to the terms and provisions contained therein.

Schedule 9.3.6-156
1379426.v9
ImanageDB:4161238.11

Said parcels of land having been acquired by PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company, as follows:

1.	As to Unit No. 3:
LIMITED WARRANTY DEED of PDI, INC., a Delaware corporation, dated December 23, 2014, recorded as Document No. A-54800243; and
2.    As to Unit Nos. 2, 4, and 5:
LIMITED WARRANTY DEED of PROPERTY DEVELOPMENT CENTERS LLC, a Delaware limited liability company, dated December 23, 2014, recorded as Document No. A-54800244.
B-1-1
1379426.v9
ImanageDB:4161238.11
EXHIBIT B-1
LEASE INFORMATION FOR PROPERTY RELATED TO Hokulei LAND

B-2-1
1379426.v9
ImanageDB:4161238.11
EXHIBIT B-2
LEASE INFORMATION FOR PROPERTY RELATED LAULANI LAND

Schedule 9.3.6-157
1379426.v9
ImanageDB:4161238.11

B-3-1
1379426.v9
ImanageDB:4161238.11
EXHIBIT B-3
LEASE INFORMATION FOR PROPERTY RELATED PAD G LAND
NONE
B-4-1
1379426.v9
ImanageDB:4161238.11
EXHIBIT B-4
LEASE INFORMATION FOR PROPERTY RELATED PUUNENE LAND

C-4-1
1379426.v9
ImanageDB:4161238.11
EXHIBIT C
[Reserved]

Schedule 9.3.6-158
1379426.v9
ImanageDB:4161238.11

D-1
1379426.v9
ImanageDB:4161238.11
EXHIBIT D
[RESERVED]

E-1-1
1379426.v9
ImanageDB:4161238.11
EXHIBIT E
[RESERVED]
F-1-1
1379426.v9
ImanageDB:4161238.11
EXHIBIT F-1
TITLE COMMITMENT FOR PROPERTY RELATED TO Hokulei LAND

F-2-1
1379426.v9
ImanageDB:4161238.11

Schedule 9.3.6-159
1379426.v9
ImanageDB:4161238.11

EXHIBIT F-2
TITLE COMMITMENT FOR PROPERTY RELATED TO LAULANI LAND

F-3-1
1379426.v9
ImanageDB:4161238.11
EXHIBIT F-3
TITLE COMMITMENT FOR PROPERTY RELATED TO PAG G LAND
F-4-1
1379426.v9
ImanageDB:4161238.11
EXHIBIT F-4
TITLE COMMITMENT FOR PUUNENE PROPERTY

1379426.v9
ImanageDB:4161238.11

Schedule 9.3.6-160
1379426.v9
ImanageDB:4161238.11

EXHIBIT G
FORM OF DEED

LAND COURT	REGULAR SYSTEM

Return By Mail	Pick-Up	To:
Attention: _____________________ Telephone: _____________________
TITLE OF DOCUMENT:
limited warranty deed
PARTIES TO DOCUMENT:
GRANTOR:	[Grantor], a Delaware limited liability company

GRANTEE:	[A & B PROPERTIES HAWAII, LLC, SERIES R, a Delaware limited liability company] 822 Bishop Street, Honolulu, Hawaii 96813

Tax Map Key (s): _________________(This document consists of pages.)
limited warranty deed
KNOW ALL MEN BY THESE PRESENTS:
THIS LIMITED WARRANTY DEED (this “Deed”) is made ________________________, 20___, by [Grantor], a Delaware limited liability company (the “Grantor”), in favor of _________________________________________, whose address is 822 Bishop Street, Honolulu, Hawaii 96813 (the “Grantee”).
Grantor, for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration to Grantor paid by Grantee, the receipt whereof is hereby acknowledged, does hereby grant, bargain, sell and convey unto the Grantee all of that certain real property more particularly described in Exhibit A attached hereto and made a part hereof, subject to the encumbrances noted on Exhibit A (the “Property”).
TOGETHER WITH all and singular the buildings, improvements, rights, tenements, hereditaments, easements, privileges and appurtenances thereunto belonging or appertaining or held and enjoyed in connection therewith.
TO HAVE AND TO HOLD the same unto Grantee in fee simple, forever.
AND the Grantor does hereby covenant with the Grantee that the granted premises are free and clear of all encumbrances made or suffered by the Grantor, except as noted in said Exhibit B, and except for assessments for real property taxes not yet by law required to be paid; and that the Grantor will WARRANT AND DEFEND the same unto

Schedule 9.3.6-161
1379426.v9
ImanageDB:4161238.11

the Grantee against the lawful claims and demands of all persons claiming by, through or under the Grantor, except as aforesaid.
The terms “Grantor” and “Grantee”, as and when used hereinabove or hereinbelow shall mean and include the masculine or feminine, the singular or plural number, individuals, associations, trustees, corporations, partnerships or limited liability companies, and their and each of their respective successors in trust, successors in interest, heirs, executors, personal representatives, administrators and permitted assigns, according to the context thereof, and that if these presents shall be signed by two or more grantors, or by two or more grantees, all covenants of such parties shall be and for all purposes deemed to be joint and several.
This instrument may be executed in counterparts, each of which shall be deemed an original, and said counterparts shall together constitute one and the same instrument, binding all of the parties hereto, notwithstanding all of the parties are not signatory to the original of the same counterparts. For all purposes, including, without limitation, recordation, filing and delivery of this instrument, duplicate unexecuted and unacknowledged pages of the counterparts may be discarded and the remaining pages assembled as one document.
The person or company recording or arranging for the recordation of this document is authorized to complete any blanks contained in this document with the applicable number of pages, dates, and recordation information, whether before or after this document has been notarized by a notary public, and in no event shall completion of such blanks be deemed an alteration of this document by means of the insertion of new content.
IN WITNESS WHEREOF, Grantor and Grantee have executed these presents as of the day and year first above written.

GRANTOR:
[___________________]

By:	Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member
By:
Name:
Title:

 [CALIFORNIA NOTARY FORM]

Schedule 9.3.6-162
1379426.v9
ImanageDB:4161238.11

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF	____________________	)SS
COUNTY OF	____________________	)

On _____________ _____, 20__ before me, ______________________________, Notary Public, personally appeared ___________________as___________________ of [______________], who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature __________________________________

This area for official notarial seal

EXHIBIT A

LEGAL DESCRIPTION

Tax Map Key: _________
[TO BE INSERTED]

Schedule 9.3.6-163
1379426.v9
ImanageDB:4161238.11

EXHIBIT B
[TO BE INSERTED]
H-1
1379426.v9
ImanageDB:4161238.11
EXHIBIT H
NOTICE TO TENANTS
__________________, 20__

Re:	[_______________________] (the “Property”)
This is to notify you that [TRC SPE], a [Delaware limited liability company] (“Owner”), has sold its interest in the property described above and in connection therewith has assigned its interest as landlord under your lease to [A & B PROPERTIES HAWAII, LLC, SERIES R], a Delaware limited liability company (“Purchaser”).
You are further notified that any refundable security deposits or any prepaid rents under your lease have been transferred to Purchaser.
Commencing as of                 , all rental payments under your lease shall be paid to Purchaser or as Purchaser shall direct. Please make your rent checks payable to Purchaser at the following address:

Any written notices you desire or are required to make to the landlord under your lease should hereafter be sent to Purchaser at the above address.

Schedule 9.3.6-164
1379426.v9
ImanageDB:4161238.11

Very truly yours, [SPE OWNER] By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member By: Name: Title:

I-1
1379426.v9
ImanageDB:4161238.11
EXHIBIT I
NOTICE TO PARTIES TO SERVICE CONTRACTS
__________________, 20__

Re:	[__________________] (the “Property”)
Dear Service Provider:
This is to notify you that [TRC SPE], a [Delaware limited liability company] (“Owner”), has sold its interest in the property described above to [A & B PROPERTIES HAWAII, LLC, SERIES R], a Delaware limited liability company (“Purchaser”), and in connection therewith has assigned its interest under your service contract to Purchaser. All notices to the owner of the Property pursuant to your service contract at the Property should be sent to Purchaser in the manner provided in the service contract to the following address:

Schedule 9.3.6-165
1379426.v9
ImanageDB:4161238.11

Very truly yours, [SPE OWNER] By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member By: Name: Title:

J-1
1379426.v9
ImanageDB:4161238.11
EXHIBIT J
CERTIFICATE OF NON-FOREIGN STATUS
Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”), provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445 of the Code), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee (i.e., A & B PROPERTIES HAWAII, LLC, SERIES R) that withholding of tax is not required upon the disposition of a U.S. real property interest by [TRC SPE], a [Delaware limited liability company] (“Transferor”), the undersigned hereby certifies the following on behalf of Transferor:

1.	Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and Income Tax Regulations);

2.	[Transferor is not a disregarded entity as defined in §1.1445-2(b)(2)(iii) of the Income Tax Regulations];

3.	Transferor’s U.S. employer identification number is [___________________]; and

4.	Transferor’s office address is in care of Terramar Retail Centers, LLC, 4695 MacArthur Court, Suite 700, Newport Beach, CA 92660.
Transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Schedule 9.3.6-166
1379426.v9
ImanageDB:4161238.11

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

TRANSFEROR [SPE OWNER] By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member By: Name: Title:

K-1
1379426.v9
ImanageDB:4161238.11
EXHIBIT K
RESERVED

L-1-3
1379426.v9
ImanageDB:4161238.11

Schedule 9.3.6-167
1379426.v9
ImanageDB:4161238.11

EXHIBIT L
FORM TENANT ESTOPPEL CERTIFICATE

[TRC SPE] c/o Terramar Retail Centers, LLC 4695 MacArthur Court, Suite 700 Newport Beach, CA 92660 Attention:Tom Kuehl
A & B PROPERTIES HAWAII, LLC, SERIES R c/o A&B Properties, Inc. 822 Bishop Street Honolulu, Hawaii 96813 [ADD PURCHASER’S LENDER OR EXISTING LENDER (IF LOAN BEING ASSUMED), IF NECESSARY]
Re:Lease described on Exhibit A (the “Lease”) between the undersigned (“Tenant”) and the Landlord named therein (“Landlord”) concerning the premises described therein (“Leased Premises”) located at the property generally described in Part C of Exhibit A (“Property”).

At the request of Landlord, made in connection with the proposed sale of the Property to the above named purchaser (“Purchaser”), the undersigned hereby certifies to Landlord, its successors and assigns, [and] Purchaser, [and the above named lender of Purchaser and/or Landlord] [any lender of Purchaser or Landlord] [(“Lender”)] [and to an as yet to be determined lender, and its successors, assigns, and participants [collectively, “Lender”] (“Lender”)], as follows:
1.    Except as shown on Part D of Exhibit A, the Lease is presently in full force and effect and the original Lease has not been amended, extended, supplemented or modified.
2.    The Lease represents the entire agreement between Tenant and Landlord with respect to the Leased Premises, the Property and the building of which the Leased Premises are a part.
3.    Except as disclosed in Part D of Exhibit A, Tenant is in sole possession of the Leased Premises and is occupying the Leased Premises and conducting business therein and Tenant has not entered into any assignment, sublease, hypothecation, leasehold mortgage or other agreement transferring or encumbering any of its interest in the Lease or the Leased Premises.

Schedule 9.3.6-168
1379426.v9
ImanageDB:4161238.11

4.    The commencement and expiration dates of the current term of the Lease (which is the current option term, if applicable) and certain information concerning rent provisions under the Lease, as well as the approximate square footage of the Leased Premises, are set forth on Exhibit A. Minimum rent and additional rent, real estate taxes, common area maintenance costs contributions and charges and all other charges due under the Lease have been paid (subject to any reconciliation required under the Lease, if any) up to and including ____________, 20__. No rent or other charge or expense has been paid more than 30 days in advance of its due date.
5.    The current amount of Tenant’s security deposit, if any, is as set forth on Part H of Exhibit A.
6.    Except as shown on Part K of Exhibit A, to the knowledge of the Tenant, Landlord has no unpaid obligations under the Lease.
7.    Except as shown on Part K of Exhibit A, neither Tenant nor, to Tenant’s best knowledge, Landlord is in default under any of the terms of the Lease, nor has any event occurred which with the passage of time or the giving of notice or both would constitute a default under the Lease. Except as shown on Part K of Exhibit A, Tenant has no claims, counterclaims, defenses or setoffs against Landlord arising under the Lease or in connection with the Leased Premises or the Property, and Tenant is not entitled to any concession, abatement, rebate, allowance or free or reduced rent for any period after the date hereof, except as set forth on Part K of Exhibit A.
8.    Except as shown on Part K of Exhibit A, possession of the Leased Premises has been delivered to Tenant, and Tenant has accepted the Leased Premises, occupies the Leased Premises and is open for business in the Leased Premises. Landlord has completed all construction required by the Lease and Landlord has no current obligation to pay for any Tenant finish, leasehold improvements or other construction. Further, all other conditions under the Lease to be performed by Landlord have been satisfied.
9.    Except as shown on Part K of Exhibit A, to Tenant’s best knowledge and belief, all space and improvements leased by Tenant have been completed in compliance with applicable laws and Tenant has received no notice of and has no knowledge of, any violation of any governmental law or requirement with respect to the Leased Premises or its operations.
10.    Except as shown on Part G of Exhibit A, Tenant does not have any right to renew or extend the Lease, or to terminate the Lease, or to expand or lease additional space, or any option or preferential right to purchase all or any part of or interest in the Leased Premises or the building of which the Leased Premises are a part, or the Property.
11.    The operation and use of the Leased Premises do not involve the generation, treatment, storage, disposal or release of a hazardous substance or a solid waste into the environment other than to the extent necessary to conduct its ordinary course of business in the Leased Premises and in accordance with all applicable environmental laws.

Schedule 9.3.6-169
1379426.v9
ImanageDB:4161238.11

12.    There are no actions pending against Tenant or any guarantor of Tenant’s obligations under the Lease pursuant to bankruptcy, insolvency or other similar laws of any jurisdiction.
13.    All of the matters set forth herein and on Exhibit A are true and correct as of the date hereof.

IN WITNESS WHEREOF, Tenant has executed this Estoppel Certificate on this _______ day of __________________, 20__.

Tenant: [TO BE INSERTED]

Schedule 9.3.6-170
1379426.v9
ImanageDB:4161238.11

EXHIBIT A
Lease Document, Lease Terms, and Current Status

A.	Date of Lease:	_________________________________
B.	Parties:	_________________________________
	1. Landlord:	_________________________________
	2. Tenant:	_________________________________
	DBA:	_________________________________
C.	Premises Known As:	_________________________________
_________________________________
	Suite No:	_________________________________
D.	Amendments, Assignments, Subleases, and Encumbrances

E.	Rent Commencement Date (Current Term):	________________________________
F.	Expiration Date (Current Term):	________________________________
G.	Rights to Renew, to Terminate, to Rent Additional Space or Purchase any portion of the Shopping Center

H.	Security Deposit Currently Held by Landlord:	$
I.	Current Fixed Minimum Rent (Annual):	$
J.	Approx. Square Feet:	_________________________________
K.	Other Issues: (None unless listed Below)

L.FOR ULTA ESTOPPEL ONLY: Tenant agrees that, Planet Fitness or any other gym or fitness center falls within the meaning of the word “retailer” and “retail tenant” as such terms are used in the definition of Named Co-Tenants in Paragraph H of the Lease, the Co-Tenancy conditions in Section 2.3 of the Lease, and the exception of a 10,000 square foot or greater retailer from the massage exclusive in Section 5.4(a) of the Lease.N-1-1
1379426.v9
ImanageDB:4161238.11
EXHIBIT N-1
LIST OF PENDING LITIGATION FOR PROPERTY RELATED TO Hokulei LAND
None

Schedule 9.3.6-171
1379426.v9
ImanageDB:4161238.11

N-2-1
1379426.v9
ImanageDB:4161238.11
EXHIBIT N-2
LIST OF PENDING LITIGATION FOR PROPERTY RELATED TO LAULANI LAND
None
N-3-1
1379426.v9
ImanageDB:4161238.11
EXHIBIT N-3
LIST OF PENDING LITIGATION FOR PROPERTY RELATED TO PAD G LAND

None    N-4-1
1379426.v9
ImanageDB:4161238.11
EXHIBIT N-4
LIST OF PENDING LITIGATION FOR PROPERTY RELATED TO PUUNENE LAND
None

O-1
1379426.v9
ImanageDB:4161238.11

Schedule 9.3.6-172
1379426.v9
ImanageDB:4161238.11

EXHIBIT O
BILL OF SALE
[TRC SPE], a [Delaware limited liability company] (“Seller”), in consideration of Ten and No/100 Dollars ($10.00), receipt of which is hereby acknowledged does hereby sell, assign and transfer to A & B PROPERTIES HAWAII, LLC, SERIES R, a Delaware limited liability company (“Purchaser”), all of Seller’s right, title and interest in, to and under the Tangible Personal Property (as defined in that certain Purchase and Sale Agreement dated as of [______________] (the “Agreement”) by and between Seller and Purchaser) relating to that certain real property commonly known as [____________________] located at [_____________________]. Such sale, assignment and transfer does not include any of the Excluded Property (as defined in the Agreement).
This sale, assignment and transfer is made without representation, warranty or guaranty by, or recourse against, Seller of any kind whatsoever except that Seller warrants that it is the owner of the Tangible Personal Property, free and clear or any liens or other monetary encumbrances. Further, any implied warranties of quality, fitness or merchantability are hereby disclaimed.
The recourse of Purchaser against Seller, and its members, managers, officers, employees, agents and representatives, with respect to any alleged breach by or on the part of Seller of any representation, warranty, covenant, undertaking, indemnity or agreement contained in this Bill of Sale is subject to, and shall be limited as set forth in, the Agreement (including without limitation Section 9.2, Section 9.6 and Section 10 thereof).
IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed as of the ________ day of _________________, 20__.

[SPE OWNER] By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member By: Name: Title:

P-1-1
1379426.v9
ImanageDB:4161238.11

Schedule 9.3.6-173
1379426.v9
ImanageDB:4161238.11

EXHIBIT P-1
MATERIAL VIOLATION DISCLOSURES FOR PROPERTY RELATED TO Hokulei LAND
NONE

P-2-1
1379426.v9
ImanageDB:4161238.11
EXHIBIT P-2
MATERIAL VIOLATION DISCLOSURES FOR PROPERTY RELATED TO LAULANI LAND

NONE    P-3-1
1379426.v9
ImanageDB:4161238.11
EXHIBIT P-3
MATERIAL VIOLATION DISCLOSURES FOR PROPERTY RELATED TO PAD G LAND
NONE
P-4-1
1379426.v9
ImanageDB:4161238.11

Schedule 9.3.6-174
1379426.v9
ImanageDB:4161238.11

EXHIBIT P-4
MATERIAL VIOLATION DISCLOSURES FOR PROPERTY RELATED TO PUUNENE LAND
NONE

Q-1
1379426.v9
ImanageDB:4161238.11
EXHIBIT Q
NOTICE TO PARTIES TO PROPERTY AGREEMENTS
__________________, 20__

Re:	[________________] (the “Property”)
This is to notify you that [TRC SPE], a [Delaware limited liability company] (“Owner”), has sold its interest in the property described above and in connection therewith has assigned its interest under that certain [                         dated              ] (the “Agreement”) to A & B PROPERTIES HAWAII, LLC, SERIES R, a Delaware limited liability company (“Purchaser”).
You are further notified that any prepaid amounts under the Agreement have been transferred to Purchaser.
Commencing as of ________________, all payments under the Agreement shall be paid to Purchaser or as Purchaser shall direct. Please make your rent checks payable to Purchaser at the following address:
[PURCHASER TO PROVIDE]

Any written notices you desire or are required to make to under the Agreement should hereafter be sent to Purchaser at the above address.

Schedule 9.3.6-175
1379426.v9
ImanageDB:4161238.11

Very truly yours, [SPE OWNER] By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member By: Name: Title:

1379426.v9
ImanageDB:4161238.11
EXHIBIT R
ASSIGNMENT OF LEASES
[Recordable Format to be Used for Any Recorded Leases]
THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this “Assignment”) is made and entered into as of                      (the “Effective Date”) by and between [TRC SPE], a [Delaware limited liability company] (“Assignor”), and A & B PROPERTIES HAWAII, LLC, SERIES R, a Delaware limited liability company (“Assignee”).
RECITALS:
A.    Assignor and Assignee have heretofore entered into that certain Purchase and Sale Agreement dated as of (the “Purchase Agreement”), pursuant to which Assignor has agreed to sell to Assignee, and Assignee has agreed to purchase from Assignor, that certain real property commonly known as [__________________] located at [__________________________] (the “Property”).
B.    In connection with the transactions contemplated by the Purchase Agreement, Assignor has agreed to assign to Assignee all of its right, title and interest in, to and under all leases with respect to the Property, as more particularly described on the list attached hereto as Exhibit A (collectively, the “Leases”).
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

Schedule 9.3.6-176
1379426.v9
ImanageDB:4161238.11

1.    Assignment. Effective as of the Effective Date, Assignor hereby assigns, transfers, conveys and sets over to Assignee all of Assignor’s right, title and interest in, to and under the Leases, including any security deposits held thereunder. Such assignment, transfer and conveyance does not include any of the Excluded Property (as defined in the Purchase Agreement).
2.    Acceptance. Assignee hereby accepts the assignment of the Leases and agrees to assume, keep, perform and fulfill all liabilities and obligations of the landlord under the Leases which accrue from and after the Effective Date.
3.    Indemnity. Assignee hereby agrees to indemnify and hold Assignor harmless from and against any claims, costs or liabilities in connection with Assignee’s breach of any of the Leases arising or accruing on or after the date hereof. Assignor agrees to indemnify and hold Assignee harmless from and against any claims, costs or liabilities in connection with Assignor’s breach of any of the Leases arising or accruing prior to and until (but not including) the date hereof.
4.    Exculpation of Assignor and Related Parties. The recourse of Assignee with respect to any alleged breach by or on the part of Assignor of any representation, warranty, covenant, undertaking, indemnity or agreement contained in this Assignment is subject to, and shall be limited as set forth in, the Purchase Agreement (including without limitation Section 9.2, Section 9.6 and Section 10 thereof).
5.    Binding Effect. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
6.    No Modification. This Assignment shall not be altered, amended or otherwise modified, except as set forth in a written document executed by the parties hereto.
7.    Governing Law. This Assignment and all questions arising in connection herewith shall be governed by and construed in accordance with the internal laws of the state where the Property is located. The parties hereto consent to the jurisdiction of the courts of the State of Hawaii and to the United States District Court for the State of Hawaii. In the event either party to this Assignment commences a legal action to enforce or interpret the provisions hereof, the prevailing party in such action shall be entitled to recover its reasonable attorneys’ fees and costs incurred therein.
8.    Counterparts; .PDF Signatures. This Assignment may be executed in two or more counterparts, all of which shall be read together and be construed as one instrument. In order to expedite the transaction contemplated herein, .pdf signatures sent via e-mail may be used in place of original signatures on this Assignment. Assignor and Assignee intend to be bound by the signatures on the e-mailed document, are aware that the other party will rely on the e-mailed signatures, and hereby waive any defenses to the enforcement of the terms of this Assignment based on the form of signature.

Schedule 9.3.6-177
1379426.v9
ImanageDB:4161238.11

[Signatures follow on next page]

IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the Effective Date.

ASSIGNOR:	[TRC SPE] By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member By: Name: Title:
ASSIGNEE:	A & B PROPERTIES HAWAII, LLC, SERIES R, a Delaware limited liability company By: Name: Title:

S-3
1379426.v9
ImanageDB:4161238.11
EXHIBIT S
GENERAL ASSIGNMENT
THIS GENERAL ASSIGNMENT (this “Assignment”) is made and entered into as of [_______________________] (the “Effective Date”) by and between [TRC SPE], a [Delaware limited liability company] (“Assignor”), and A & B PROPERTIES HAWAII, LLC, SERIES R, a Delaware limited liability company (“Assignee”).
RECITALS:
A.    Assignor and Assignee have heretofore entered into that certain Purchase and Sale Agreement dated as of [___________________] (the “Purchase Agreement”), pursuant to which Assignor has agreed to sell to Assignee, and Assignee has agreed to purchase from Assignor, that certain real property commonly known as

Schedule 9.3.6-178
1379426.v9
ImanageDB:4161238.11

[________________________] located at [___________________________] (the “Property”).
B.    In connection with the transactions contemplated by the Purchase Agreement, Assignor has agreed to assign to Assignee all of its right, title and interest, if any, in, to and under the maintenance, service, and other like contracts and agreements with respect to the ownership and operation of the Property or any portion thereof (excluding contracts affecting other properties in addition to the Property), as listed on Exhibit A attached hereto (collectively, the “Service Contracts”).
C.    In connection with the transactions contemplated by the Purchase Agreement, Assignor has agreed to assign to Assignee all of its right, title and interest, if any, in, to and under all intangible property, permits, licenses, approvals, guarantees and warranties benefiting or pertaining to the Property or any portion thereof, except for the Excluded Property (as defined in the Purchase Agreement) (collectively, the “Intangibles”).
D.    In connection with the transactions contemplated by the Purchase Agreement, Assignor has agreed to assign all of its right, title and interest, if any and to the extent assignable, in, to and under those documents listed on Exhibit B attached hereto (collectively, the “Other Agreements”).
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
1.    Assignment. Effective as of the Effective Date, Assignor hereby assigns, transfers, conveys and sets over to Assignee all of Assignor’s right, title and interest, if any, in, to and under the Service Contracts, Intangibles and the Other Agreements. Such assignment, transfer and conveyance does not include any of the Excluded Property (as defined in the Purchase Agreement).
2.    Acceptance. Assignee hereby accepts the assignment of the Service Contracts, Intangibles and the Other Agreements, and agrees to assume, keep, perform and fulfill all liabilities and obligations of Assignor which accrue under the Service Contracts, Intangibles and the Other Agreements from and after the Effective Date.
3.    Indemnity. Assignee hereby agrees to indemnify and hold Assignor harmless from and against any claims, costs or liabilities in connection with Assignee’s breach of any of the Service Contracts, Intangibles or Other Agreements arising or accruing on or after the date hereof. Assignor agrees to indemnify and hold Assignee harmless from and against any claims, costs or liabilities in connection with Assignor’s breach of any of the Service Contracts, Intangible or Other Agreements arising or accruing prior to and until (but not including) the date hereof.
4.    Exculpation of Assignor and Related Parties. The recourse of Assignee with respect to any alleged breach by or on the part of Assignor of any representation, warranty,

Schedule 9.3.6-179
1379426.v9
ImanageDB:4161238.11

covenant, undertaking, indemnity or agreement contained in this Assignment is subject to, and shall be limited as set forth in, the Purchase Agreement (including without limitation Section 9.2, Section 9.6 and Section 10 thereof).
5.    Binding Affect. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
6.    No Modification. This Assignment shall not be altered, amended or otherwise modified, except as set forth in a written document executed by the parties hereto.
7.    Governing Law. This Assignment and all questions arising in connection herewith shall be governed by and construed in accordance with the internal laws of the state where the Property is located. . The parties hereto consent to the jurisdiction of the courts of the State of Hawaii and to the United States District Court for the State of Hawaii. In the event either party to this Assignment commences a legal action to enforce or interpret the provisions hereof, the prevailing party in such action shall be entitled to recover its reasonable attorneys’ fees and costs incurred therein.
8.    Counterparts; .pdf Signatures. This Assignment may be executed in two or more counterparts, all of which shall be read together and be construed as one instrument. In order to expedite the transaction contemplated herein, .pdf signatures sent via e-mail may be used in place of original signatures on this Assignment. Assignor and Assignee intend to be bound by the signatures on the e-mailed document, are aware that the other party will rely on the e-mailed signatures, and hereby waive any defenses to the enforcement of the terms of this Assignment based on the form of signature.
[Signatures follow on next page]IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the Effective Date.

ASSIGNOR:	[TRC SPE] By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member By: Name: Title:
ASSIGNEE:	A & B PROPERTIES HAWAII, LLC, SERIES R, a Delaware limited liability company By: Name: Title:

T-4

Schedule 9.3.6-180
1379426.v9
ImanageDB:4161238.11

1379426.v9
ImanageDB:4161238.11
EXHIBIT T

1031 ASSIGNMENT & ASSUMPTION AGREEMENT

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment Agreement”) is entered into as of this ____ day of ________, 2017 (the “Effective Date,” which is one day prior to the Closing Date) by and among (i) A & B PROPERTIES HAWAII, LLC, SERIES R, a series of a Delaware limited liability company (“ABP”); (ii) T. G. EXCHANGE, INC., a Hawaii corporation (“TGX”); (iii) _______________________ (“__________”); and (iv) _______________________ (“__________”), and _______________________ (“__________”) (together, “Transferor”).
THE PARTIES ENTER INTO THIS ASSIGNMENT AGREEMENT on the basis of the following facts, understandings and intentions:
A.    ABP and Transferor entered into that certain Purchase and Sale Agreement with reference date ____________________ (as amended, and including addenda, the “Acquisition Agreement”), whereby, subject to certain terms and conditions, Transferor agreed to convey to ABP or its permitted assigns the real property located at _________________________ (the “Property”), as more particularly described in the Acquisition Agreement. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Acquisition Agreement.
B.    TGX is acting as qualified intermediary for ABP.
C.    ____________________ is disregarded as separate from ABP for income tax purposes.
D.    As of the Effective Date, ABP desires to assign all of its right, title and interest in, to and under the Acquisition Agreement to TGX.
E.    On the Closing Date, TGX desires Transferor to convey the Property to ____________________; and ____________________ desires to accept such conveyance.
NOW THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties hereto’ the parties agree as follows:
1.Assignment by Assignor. As of the Effective Date, ABP shall and hereby does assign and transfer all of its right, title and interest in, to and under the Acquisition Agreement to TGX (as qualified intermediary for ABP). TGX shall and hereby does accept such assignment and assume and agree to perform all of ABP’s duties, obligations and responsibilities arising under the Acquisition Agreement. The foregoing assignments shall not release ABP from any liability under the Acquisition Agreement.

Schedule 9.3.6-181
1379426.v9
ImanageDB:4161238.11

2.Conveyance of Property. TGX shall and hereby does direct Transferor, on the Closing Date, to convey the Property to ____________________. Such conveyance shall not release ABP from any liability under the Acquisition Agreement.
3.Consent by Transferor. As of the Effective Date, Transferor shall and hereby does consent to the foregoing assignment and assumption of the Acquisition Agreement and instructions regarding the conveyance of the Property.
4.Benefit. This Assignment Agreement and all of the terms, covenants, and conditions hereof shall extend to the benefit of and be binding upon the respective successors and permitted assigns of the parties hereto.
5.Modifications. This Assignment Agreement may not be amended modified or otherwise changed in any manner except in writing and executed by the parties to be charged.
6.Miscellaneous. This Assignment Agreement shall be governed and construed in accordance with the laws of the State in which the Property is located. Any liability which may arise as a consequence of the execution of this Assignment by any entity that is party hereto shall be a liability of such entity and not the personal liability any officer, director, shareholder or employee of such entity or any affiliate thereof. This Assignment Agreement may be executed in counterparts and delivered by fax machine, as a PDF attached to an email, or by other electronic transmission, and each counterpart so executed shall, irrespective of the date of its execution and delivery, be deemed an original, and the counterparts together shall constitute one and the same instrument.
[SIGNATURE PAGES FOLLOW]
IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the day and year first above written.

Schedule 9.3.6-182
1379426.v9
ImanageDB:4161238.11

ABP:
A & B PROPERTIES HAWAII, LLC, SERIES R, a series of a Delaware limited liability company By: __________________________________ Name: Title: By: __________________________________ Name: Title:
____________________:
____________________, a ____________________ By: _______________________________ Name: Title: By: _______________________________ Name: Title:
[SIGNATURES CONTINUE ON THE FOLLOWING PAGES]

TGX:
T. G. EXCHANGE, INC., a Hawaii corporation By: __________________________________ Name: Title: By: __________________________________ Name: Title:
[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Schedule 9.3.6-183
1379426.v9
ImanageDB:4161238.11

Transferor:
____________________, a ____________________ By: __________________________________ Name: Title:
____________________, a ____________________ By: __________________________________ Name: Title:

1379426.v9
ImanageDB:4161238.11
EXHIBIT U

1031 ASSIGNMENT & RELEASE AGREEMENT

ASSIGNMENT AND RELEASE AGREEMENT
THIS ASSIGNMENT AND RELEASE AGREEMENT (this “Release Agreement”) is entered into as of this ____ day of ________, 2017 (the “Effective Date,” which is one day after the Closing Date) by and among (i) T. G. EXCHANGE, INC., a Hawaii corporation (“TGX”); (ii) A & B PROPERTIES HAWAII, LLC, SERIES R, a series of a Delaware limited liability company (“ABP”), and _______________________ (“__________”) (together, the “ABP Entities”); and (iii) _______________________, and _______________________ (together, “Transferor”).
THE PARTIES ENTER INTO THIS ASSIGNMENT AND RELEASE AGREEMENT on the basis of the following facts, understandings and intentions:
A.    ABP and Transferor entered into that certain Purchase and Sale Agreement with reference date ______________ (as amended, and including addenda, the “Acquisition Agreement”), whereby, subject to certain terms and conditions, Transferor agreed to convey to ABP or its permitted assigns the real property located at __________________________ (the “Property”), as more particularly described

Schedule 9.3.6-184
1379426.v9
ImanageDB:4161238.11

in the Acquisition Agreement. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Acquisition Agreement.
B.    Pursuant to that certain Assignment and Assumption Agreement dated as of ________ ____, 2017 (the “Assignment Agreement”), ABP assigned all of its right, title and interest in, to and under the Acquisition Agreement to TGX. TGX assumed and accepted ABP’s obligations arising under the Acquisition Agreement, but directed that the Property be conveyed to __________________. Transferor consented to the assignment and instructions regarding the conveyance of the Property.
C.    The Property was transferred to ___________________ pursuant to the Acquisition Agreement (as assigned).
D.    TGX now desires to reassign to the ABP Entities any remaining representations, warranties, indemnities, covenants, liabilities and obligations which survive the date of closing of escrow and transfer of the Real Property (the “Closing”).
NOW THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties hereto, the parties agree as follows:
1.    Assignment by TGX. As of the Effective Date, TGX shall and hereby does reassign and transfer to the ABP Entities all of its right, title and interest in, to and under each of the representations, warranties, indemnities, covenants, liabilities and obligations in the Acquisition Agreement which by their terms survive the Closing; and the ABP Entities hereby assume the same.
2.    Consent and Release of Assignor. As of the Effective Date, Transferor shall and hereby does (a) consent to the foregoing assignment and (b) release TGX of and from any and all obligations TGX may now have or may in the past have had or in the future may have towards Transferor arising under or in connection with the Acquisition Agreement. This Release Agreement does not release the ABP Entities from any liability under the Acquisition Agreement.
3.    Benefit. This Release Agreement and all of the terms, covenants, and conditions hereof shall extend to the benefit of and be binding upon the respective successors and permitted assigns of the parties hereto.
4.    Modifications. This Release Agreement may not be amended, modified or otherwise changed in any manner except in writing and executed by the parties to be charged.
5.    Miscellaneous. This Release Agreement shall be governed and construed in accordance with the laws of the State in which the Real Property is located. Any liability which may arise as a consequence of the execution of this Assignment by any entity that is party hereto shall be a liability of such entity and not the personal liability of any officer, director, shareholder

Schedule 9.3.6-185
1379426.v9
ImanageDB:4161238.11

or employee of such entity or any affiliate thereof. This Release Agreement may be executed in counterparts and delivered by fax machine, as a PDF attached to an email, or by other electronic transmission, and each counterpart so executed shall, irrespective of the date of its execution and delivery, be deemed an original, and the counterparts together shall constitute one and the same instrument.
[SIGNATURES PAGES FOLLOW]
IN WITNESS WHEREOF, the parties hereto have executed this Release Agreement as of the day and year first above written.

TGX:
T. G. EXCHANGE, INC., a Hawaii corporation By: __________________________________ Name: Title: By: __________________________________ Name: Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

Schedule 9.3.6-186
1379426.v9
ImanageDB:4161238.11

ABP:
A & B PROPERTIES HAWAII, LLC, SERIES R a series of a Delaware limited liability company By: __________________________________ Name: Title: By: __________________________________ Name: Title:
____________________:
____________________, a ____________________ By: _______________________________ Name: Title: By: _______________________________ Name: Title:

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Transferor:
____________________, a ____________________ By: __________________________________ Name: Title:
____________________, a ____________________ By: __________________________________ Name: Title:

V-5
1379426.v9

Schedule 9.3.6-187
1379426.v9
ImanageDB:4161238.11

ImanageDB:4161238.11

EXHIBIT V FORM OF ASSIGNMENT OF DECLARANT RIGHTS
Return by Mail ( ) Pickup ( x ) To: This document contains _____ pages
Tax Map Key Nos.

ASSIGNMENT AND ASSUMPTION OF [DECLARANT, DEVELOPER] RIGHTS

THIS ASSIGNMENT AND ASSUMPTION OF [DECLARANT, DEVELOPER] RIGHTS (“Assignment”) is made effective as of             , 20 (“Effective Date”), by and between [TRC SPE], a [Delaware limited liability company] whose address is ____________________________________ (“Assignor”), and [A & B PROPERTIES HAWAII, LLC, a Delaware limited liability company], whose address is 822 Bishop Street, Honolulu, Hawaii 96813 (“Assignee”).
RECITALS.
A.    Assignor and Assignee have heretofore entered into that certain Purchase and Sale Agreement dated as of (the “Purchase Agreement”), pursuant to which Assignor has agreed to sell to Assignee, and Assignee has agreed to purchase from Assignor, that certain real property commonly known as [__________________] located at [__________________________] (the “Property”).
B.    Assignor is the [“Declarant,” “Developer,” etc.] under that certain [Declaration, REA, etc.] dated as of         , and [filed / recorded] in the [Office of the Assistant Registrar of the Land Court of the State of Hawaii / Bureau of Conveyances of the State of Hawaii] as Document No.          [(the “Declaration”) (the “REA”) etc.]
C.    By this Assignment, Assignor, as the [Declarant, Developer, etc.] under the [Declaration, REA, etc.], desires to assign and transfer to Assignee, and Assignee agrees to assume, all of the rights, privileges, powers, interests and obligations of the [Declarant, Developer, etc.] under the [Declaration, REA, etc.].

Schedule 9.3.6-188
1379426.v9
ImanageDB:4161238.11

NOW THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to the following:
1.Assignor hereby assigns and transfers to Assignee all of the rights, privileges, powers, interests and obligations of the [Declarant, Developer, etc.] under the [Declaration, REA, etc.].
2.Assignee hereby assumes all of the rights, privileges, powers, interests and obligations of the [Declarant, Developer, etc.] under the [Declaration, REA, etc.] and covenants to and with Assignor that Assignee shall observe and perform the rights, privileges, powers, interests and obligations of the [Declarant, Developer, etc.] in accordance with the terms thereof.
3.Assignee hereby agrees to indemnify and hold Assignor harmless from and against any claims, costs or liabilities in connection with Assignee’s breach of any of the [Declaration, REA, etc.] arising or accruing on or after the date hereof. Assignor agrees to indemnify and hold Assignee harmless from and against any claims, costs or liabilities in connection with Assignor’s breach of any of the [Declaration, REA, etc.] arising or accruing prior to and until (but not including) the date hereof.
4.The recourse of Assignee against Assignor, and its members, managers, officers, employees, agents and representatives, with respect to any alleged breach by or on the part of Assignor of any representation, warranty, covenant, undertaking, indemnity or agreement contained in this Assignment is subject to, and shall be limited as set forth in, the Purchase Agreement (including without limitation Section 9.2, Section 9.6 and Section 10 thereof).
5.This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
6.The parties hereto agree that this instrument may executed in counterparts, each of which shall be deemed an original and said counterparts shall together constitute one and the same agreement binding all of the parties hereto notwithstanding all of the parties are not signatory to the original or the same counterparts. For all purposes, including without limitation, recordation, filing and delivery of this instrument, duplicate unexecuted and unacknowledged pages of the counterparts may be discarded and the remaining pages assembled as one document.
[Signatures on the following page]
IN WITNESS WHEREOF, the undersigned have executed this instrument effective as of the Effective Date.

Schedule 9.3.6-189
1379426.v9
ImanageDB:4161238.11

ASSIGNOR:	[TRC SPE] By: Terramar Retail Centers, LLC, a Delaware limited liability company, its Sole Member By: Name: Title:
ASSIGNEE:	[A & B PROPERTIES HAWAII, LLC, a Delaware limited liability company] By: Name: Title: By: Name: Title:

“Assignee”
[CALIFORNIA NOTARY FORM]

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF	____________________	)SS
COUNTY OF	____________________	)

On _____________ _____, 20__ before me, ______________________________, Notary Public, personally appeared ___________________as___________________ of [______________], who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Schedule 9.3.6-190
1379426.v9
ImanageDB:4161238.11

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature __________________________________

This area for official notarial seal

STATE OF HAWAII CITY AND COUNTY OF HONOLULU	) ) )	ss.
On ______________ before me personally appeared ____________________________, to me personally known, who, being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable, in the capacity shown, having been duly authorized to execute such instrument in such capacity.

Type or print name:
Notary Public, State of Hawaii
My commission expires:
(Official Stamp or Seal)

Schedule 9.3.6-191
1379426.v9
ImanageDB:4161238.11

NOTARY CERTIFICATION STATEMENT
Document Identification or Description: Assignment and Assumption of
[Declarant, Developer] Rights

 Doc. Date: ___________________ or  Undated at time of notarization
No. of Pages: ___Jurisdiction: First Circuit
(in which notarial act is performed)

Signature of Notary Date of Notarization and
Certification Statement

        (Official Stamp or Seal)
Printed Name of Notary

STATE OF HAWAII CITY AND COUNTY OF HONOLULU	) ) )	ss.
On ______________ before me personally appeared ____________________________, to me personally known, who, being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable, in the capacity shown, having been duly authorized to execute such instrument in such capacity.

Type or print name:
Notary Public, State of Hawaii
My commission expires:
(Official Stamp or Seal)

Schedule 9.3.6-192
1379426.v9
ImanageDB:4161238.11

NOTARY CERTIFICATION STATEMENT
Document Identification or Description: Assignment and Assumption of
[Declarant, Developer] Rights

 Doc. Date: ___________________ or  Undated at time of notarization
No. of Pages: ___Jurisdiction: First Circuit
(in which notarial act is performed)

Signature of Notary Date of Notarization and
Certification Statement

        (Official Stamp or Seal)
Printed Name of Notary

Schedule 1.4-8
1379426.v9
ImanageDB:4161238.11

EXHIBIT W
FORM OF GUARANTY
This Guaranty (“Guaranty”) is entered into as of _________________________ by TERRAMAR RETAIL CENTERS, LLC, a Delaware limited liability company (“Guarantor”) in favor of A & B PROPERTIES HAWAII, LLC, SERIES R, a series of a Delaware limited liability company, and [insert names of Purchaser Designees] (individually and collectively, “Purchaser”) with reference to the following:
WHEREAS, A & B PROPERTIES HAWAII, LLC, SERIES R, a series of a Delaware limited liability company and Guarantor’s subsidiaries, HOKULEI VILLAGE, LLC, a Delaware limited liability company, TRC LAULANI VILLAGE, LLC, a Delaware limited liability company, LAULANI VILLAGE PAD G, LLC, a Delaware limited liability company and PUUNENE SHOPPING CENTER, LLC, a Delaware limited liability company (individually and collectively, “Seller”) entered into that certain Purchase and Sale Agreement dated

Schedule 9.3.6-193
1379426.v9
ImanageDB:4161238.11

November ______, 2017 (the “Agreement”), regarding Purchaser’s acquisition of three shopping centers owned by Seller located in the State of Hawaii (the “Properties”); and
WHEREAS, Guarantor will directly or indirectly benefit from Purchaser’s purchase of the Properties pursuant to the Agreement; and
WHEREAS, pursuant to Section 10.2 of the Agreement, Seller agreed to at closing under the Agreement (“Closing”) deliver Guarantor’s guaranty of Seller’s payment of Seller’s debts, obligations or liabilities to Purchaser that arise after Closing pursuant to or in connection with the representations, warranties, indemnifications, covenants or other obligations of Seller under the Agreement or any document of conveyance executed by Seller or delivered to Purchaser by Seller in connection with Closing (the “Post-Closing Obligations”).
NOW THEREFORE, in consideration of the foregoing premises and as an inducement for Purchaser’s execution, delivery and performance of the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby agrees as follows:
1.Guarantor unconditionally guarantees to Purchaser Seller’s full and punctual payment of all of the Post-Closing Obligations, provided that Guarantor’s total liability under this Guaranty shall not exceed Ten Million Dollars ($10,000,000.00) (the “Liability Limitation”). The Liability Limitation under this Guaranty shall be reduced by the amount of any payments Purchaser receives from Seller or the Holdback Account established under Section 10.1 of the Agreement.
2.Purchaser’s right to enforce this Guaranty shall survive for only twelve (12) months from and after the Closing (the “Survival Period”). No claim by Purchaser against Guarantor under this Guaranty shall be actionable or payable unless written notice containing a description of the specific nature of such claim shall have been given to Guarantor prior to the expiration of the Survival Period and an action shall have been commenced in a court having jurisdiction within forty-five (45) days after the expiration of the Survival Period, in which case Guarantor’s obligations hereunder with respect to such action shall survive until such action is fully and finally resolved.
3.Until the expiration of the Survival Period, Guarantor shall maintain net assets, determined in accordance with generally accepted accounting principles, of no less than TWO HUNDRED MILLION DOLLARS ($200,000,000.00) (the “Net Assets Requirement”). If at any time during the Survival Period Guarantor does not meet the Net Assets Requirement, Guarantor shall immediately deposit in the Holdback Account established under Section 10.1 of the Agreement Nine Million Dollars ($9,000,000), which

Schedule 9.3.6-194
1379426.v9
ImanageDB:4161238.11

amount shall become part of the Holdback Amount and shall be held and disbursed in accordance with Section 10.1 of the Agreement. For purposes of verifying compliance with the Net Assets Requirement, Guarantor shall, throughout the Survival Period, provide Purchaser with Guarantor’s unaudited quarterly financial statements within sixty (60) days after the end of each calendar quarter.
4.The liability of Guarantor hereunder shall be primary and joint and several with Seller. Guarantor waives notice of any breach or default by Seller. If, at any time, default shall be made by Seller in the payment of any Post-Closing Obligations, Guarantor shall promptly on demand pay to Purchaser the Post-Closing Obligations then-due. If any right of action shall accrue to Purchaser under the Agreement with respect to the Post-Closing Obligations, Purchaser may, at Purchaser’s option, proceed against Guarantor without having commenced any action or having obtained any judgment against Seller.
5.Any act of Purchaser, or the successors or assigns of Purchaser, consisting of a waiver of any of the terms, covenants, conditions or agreements of the Agreement, or the granting of any indulgences or extensions of time to Seller, may be done without notice to Guarantor and without releasing or otherwise affecting the obligations of Guarantor hereunder.
6.Intentionally Omitted.
7.The liability of Guarantor hereunder shall in no way be affected by (a) the release or discharge of Seller in any creditors’, receivership, bankruptcy or other proceedings, (b) the impairment, limitation or modification of the liability of Seller or the estate of Seller in bankruptcy, or any remedy for the enforcement of Seller’s said liability under the Agreement resulting from the operation of any present or future provision of the U.S. Bankruptcy Code or other statutes or from the decisions of any court, (c) the rejection or disaffirmance of the Agreement in any such proceedings; (d) the assignment or transfer of the Agreement by Seller, (e) any disability or other defense of Seller, or (f) the cessation from any cause whatsoever of the liability of Seller except satisfaction of the Post-Closing Obligations.
8.Until all of the Post-Closing Obligations are fully discharged, Guarantor (a) shall have no right of subrogation against Seller by reason of any payments or acts or performance by Guarantor in compliance with the obligations of Guarantor hereunder, (b) waives any right to enforce any remedy which Guarantor now or hereafter shall have against Seller by reason of any one or more payments or acts of performance in compliance with the obligations of Guarantor hereunder, and (c) subordinates any liability or indebtedness of Seller now or hereafter held by Guarantor to the obligations of Seller to the Purchaser under the Agreement; provided, however, that nothing contained herein shall prohibit Seller from making capital distributions to Guarantor.
9.Guarantor hereby (a) consents to any amendments, modifications, extensions or renewals of the Agreement and (b) waives notice of any such amendments, modifications, extensions or renewals.
10.The Guarantor shall pay all costs and expenses, including reasonable attorneys’ fees, incurred by Purchaser in enforcing the obligations of Seller hereby guaranteed or the obligations of Guarantor hereunder.
11.This instrument shall be governed by the laws of the State of Hawaii.

Schedule 9.3.6-195
1379426.v9
ImanageDB:4161238.11

12.Guarantor hereby irrevocably submits to the jurisdiction of the Circuit Court of the First Circuit of the State of Hawaii and the Federal District Court for the District of Hawaii.
13.Guarantor and Purchaser by accepting this Guaranty hereby waive their right to trial by jury in any action proceeding or counterclaim brought in connection with this Guaranty or the Agreement.
14.Guarantor shall not take any action the sole purpose of which is to avoid liability under this Guaranty.
15.All notices, requests, demands or other communications required or permitted under this Guaranty shall be in writing and delivered personally or by certified mail, return receipt requested, postage prepaid, or by overnight courier (such as Federal Express), addressed as follows below. All notices given in accordance with the terms hereof shall be deemed given when received or upon refusal of delivery. Either party hereto may change the address for receiving notices, requests, demands or other communication by notice sent in accordance with the terms of this Section.

Schedule 9.3.6-196
1379426.v9
ImanageDB:4161238.11

If to Guarantor: Terramar Retail Centers, LLC 4695 MacArthur Court, Suite 700 Newport Beach, CA 92660 Attention:Tom Kuehl Telephone:(949) 662-2122
With a copy to: Barack Ferrazzano Kirschbaum & Nagelberg LLP 200 West Madison Street, Suite 3900 Chicago, Illinois 60606 Attention: Chuck Picton, Esq. Telephone:(312) 629-5133
If to Purchaser: c/o A&B Properties Hawaii, LLC Series R 822 Bishop Street Honolulu, Hawaii 96813 Attention:Jeff Pauker Telephone:(808) 525-6611
With a copy to:
A&B Properties Hawaii, LLC Series R
822 Bishop Street
Honolulu, Hawaii 96813
Attention:General Counsel
Telephone:(808) 525-6611

With a copy to:
Cades Schutte LLP
1000 Bishop Street, 12th Floor
Honolulu, Hawaii 96813
Attention:Richard Kiefer, Esq.
Telephone:(808) 521-9200

16.This instrument may not be changed, modified, discharged or terminated orally or in any other manner other than by an agreement in writing signed by Guarantor and Purchaser.
IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first written above.
TERRAMAR RETAIL CENTERS, LLC
By

Schedule 9.3.6-197
1379426.v9
ImanageDB:4161238.11

Name:
Title:

SCHEDULE 1.4
TANGIBLE PERSONAL PROPERTY

Schedule 9.3.6-198
1379426.v9
ImanageDB:4161238.11

Schedule 1.7-1
1379426.v9
ImanageDB:4161238.11
SCHEDULE 1.7
OTHER AGREEMENTS

8.
Those two (2) certain AIA Document A102 - 2007 Standard Form of Agreements Between Owner and Contractor by and between Puunene Seller, as owner, and Maryl Group Construction, Inc., as contractor, including all amendments thereto, concerning the development of the Puunene Shopping Center.

9.
That certain AIA Document A102 - 2007 Standard Form of Agreement Between Owner and Contractor by and between Puunene Seller, as owner, and Maryl Group Construction, Inc., as contractor, including all amendments thereto, regarding the Ulta space build-out at Puunene.

10.
All contracts between Puunene Seller and any architects, engineers or other design professionals or contractors in connection with the work covered by the contracts listed above to be identified by Seller within seven (7) days of the Effective Date.

Schedule 2-2
1379426.v9
ImanageDB:4161238.11
SCHEDULE 2.1
PURCHASE PRICE ALLOCATION

Schedule 9.3.6-199
1379426.v9
ImanageDB:4161238.11

Seller and Purchaser agree that the Purchase Price is allocated as follows for purposes of this Agreement:

1.    $124,000,000.00 is allocated to the Laulani Land and the Pad G Land, collectively, the Improvements thereon, and all related assets.

2. $70,000,000.00 is allocated to the Hokulei Land, the Improvements thereon, and all related assets.

3.    $68,500,000.00 is allocated to the Puunene Land, the Improvements thereon, and all related assets.

For purposes of calculations of State of Hawaii conveyance tax the parties agree to further allocate each such amounts among the separate Tax Map Key parcels that comprise each of the shopping centers.

SCHEDULE 2.2
LEASING & CONSTRUCTION CREDITS

Schedule 9.3.6-200
1379426.v9
ImanageDB:4161238.11

A&B Offer - Credit Reconciliation

Argus vs. Actual
11/21/17

Estimated Close	1/18/18
T&O Recovery PSF/Mo	1.25
General Excise Tax	4.1660%

Tenant (as shown in Offer)	Suite	Size	A&B Offer Start date	A&B Offer Rent	Agreed Final Start Date	Agreed Final Rent	Days Variance[1]	Rent PSF Variance	Rent Variance	Rent Timing Variance	Recovery Credit	Co-Tenancy Failure Credit	Prepaid Rent Credit	Total Rent Credit	Remaining Capital TI	Remaining Capital LLW	Remaining Capital LC	Total Remaining Capital PSF	Total Remaining Capital ($$)
Puunene																			
Hawaii State Credit Union	220	1,660	8/1/18	53.49	7/15/18	60.00	(17)	6.51	(503)	(4,636)	-		-	(5,139)	80.00	-	23.89	103.89	172,450
Hawaii State Credit Union	230	1,126	8/1/18	53.49	7/15/18	60.00	(17)	6.51	(341)	(3,144)	-		13,930	10,444	80.00	-	23.89	103.89	116,975
Jersey Mikes	240	1,300	6/1/18	60.00	7/27/18	60.00	56	-	-	11,959	2,990		6,500	21,449	86.54	-	23.88	110.42	143,543
Starbucks	310	1,806	1/1/18	66.00	10/15/18	66.00	270	-	-	88,112	20,025		-	108,137	85.91	-	12.17	98.08	177,137
Domino's[5]	410	2,080	1/1/18	60.00	11/20/17	60.00	-	-	-	-	-		10,400	10,400	60.00	-	23.88	83.88	174,478
Maui Tacos[6]	520	1,202	9/1/17	67.21	1/19/18	67.21	1	-	-	221	49			271	108.15	-	13.38	121.53	146,075
Suite 530/540 (formerly Vitamin Shopp	530/540	3,715												-	81.00		-	81.00	300,915
HMSA[7]	1220	4,200	7/1/18	60.00	7/29/18	60.00	28	-	-	19,318	4,830		21,000	45,148	50.00	-	10.98	60.98	256,136
Massage Envy[8]	1250	2,300	12/1/17	52.00	1/7/18	52.00	-	-	-	-	-		9,967	9,967	45.00	-	9.86	54.86	126,182
Petco[9]	Major 10	12,500	6/1/18	38.00	4/5/18	38.00	(57)	-	-	(74,127)	(39,528)			(113,655)	-	-	6.93	6.93	86,588
ULTA	Major 11	10,050	7/1/18	44.00	9/15/18	44.20	76	0.20	421	92,433	31,368	189,952		314,173	130.60	38.23	8.06	176.88	1,777,654
Planet Fitness[11]	Major 8	21,641	7/1/18	32.00	7/28/18	32.00	27	-	-	51,192	23,996		55,709	130,897	21.16	-	5.89	27.04	585,261
Subtotal - Puunene	-	63,580	-	39.84	-	40.16	367	0.32	(423)	181,327	43,730	189,952	117,506	532,098	49.23	6.04	8.64	63.91	4,063,392
Hokulei																			
Dominos[12]	401	4,311	12/1/17	45.26	11/10/17	45.26	-	-	-	-	-		21,692	21,692	75.00	-	18.02	93.02	400,992
Bedmart[13]	411-414	4,336	12/1/17	40.00	2/1/18	40.00	14	-	-	6,648	2,493		20,813	29,954	10.00	125.51	7.96	143.47	622,086
Verde Restaurant LLC[14]	501	2,906	12/1/16	43.80	9/1/17	43.80	-	-	-	-	-			-	60.00	-		60.00	174,360
Orly's Patisseries[15]	507	1,122	9/1/17	42.00	9/2/17	42.00	-	-	-	-	-		3,927	3,927	60.00	-	5.81	65.81	73,835
Subtotal - Hokulei	-	12,675	-	42.84	-	42.84	14	-	-	6,648	2,493	-	46,431	55,572	48.00	42.94	9.36	100.30	1,271,273
Total	-	76,255	-	40.34	-	40.60	381	0.26	(423)	187,975	46,223	189,952	163,937	587,665	49.08	12.17	8.76	69.96	5,334,666

Credit Summary	
Rent Credits	
Rent Rate Variance	(423)
Rent Timing Variance	187,975
Recovery Variance	46,223
Co-Tenancy Credit	189,952
Prepaid Rent Credit	163,937
Subtotal - Rent Credits	587,665
+ GET	24,482
Capital Credits	
Tenant Improvements	3,738,406
Landlord Work	928,403
Leasing Commissions	667,856
Subtotal - Capital Credits	5,334,666
TOTAL CREDITS OWED	5,946,813

Notes

[1] Days variance from estimated closing date
[2] Tenant is Hawaii Sate Federal Credit Union. RCD is 180 days from substantial completion
[3] Tenant is Jersey Mikes. RCD is 120 days from tenant obtaining permits
[4] Tenant is Starbucks. RCD starts 120 days after they get their permit
[5] Space was turned over 6/23/17 and tenant has 150 days to start paying rent
[6] RCD is 75 days after tenant receives permits (10/6/16). Tenant has 30 day extension to push RCD
[7] RCD is 365 days after delivery. Space was delivered 7/29/17
[8] Delivered the space on 10/9/17 and tenant had permit on 9/22/17
[9] Rent starts 60/150 days after RCD
[10] Tenant is Ulta. Lease says GLA is 10,096 SF (building GLA is 10,050 SF). Permit contingency of 180 days after plans are approved
*[11] Lease starts 10 months after substantial completion (9/5/17). **$30,000 Landlord work credit will be handled separately as part of Maryl contract assumption***
[12] Space was turned over 6/13/17 and tenant has 150 days to start paying rent
[13] Estimated landlord completion of 11/1/17. Tenant then has 30 days to fixturize
[14] Tenant is open and paying rent
[15] Tenant has not opened

Schedule 9.3.6-201
1379426.v9
ImanageDB:4161238.11

Schedule 4.1(n)-2
1379426.v9
ImanageDB:4161238.11

Schedule 9.3.6-202
1379426.v9
ImanageDB:4161238.11

SCHEDULE 4.1(n)
DECLARATIONS AND R.E.A.s

No.	Property	Document/Agreement	Counterparty
1.	Puunene Shopping Center	Operation and Easement Agreement Dated: November 8, 2013 Document No.: A-50600305 Parties: Target Corporation, Property Development Centers LLC, and PDC I, Inc.	“Party” - Target Corporation, a Minnesota corporation “Operator” - (if any)
2.	Laulani
Amended and Restated Declaration of Easements with Covenants and Restrictions Affecting Land
Dated: June 6, 2013
Document No.: A-49050284
Parties: Property Development Centers LLC, a Delaware limited liability company and Safeway Inc., a Delaware corporation

“Owner” - (1) American Savings Bank, F.S.B., a federal savings bank , and (2) City Mill Company, Limited, a Hawaii corporation
“Maintenance Director” - Property Development Centers LLC, a Delaware limited liability company is the initial Maintenance Director under the original Declaration
Safeway Inc., a Delaware corporation

3.	Laulani
Amended and Restated Infrastructure Plan dated and effective October 19, 2011, by and between Gentry Homes, Ltd., a Hawaii corporation and Property Development Centers, LLC, a Delaware limited liability company
(1) Gentry Homes, Ltd., a Hawaii corporation
4.	Hokulei Village	Exhibit “D” (Reciprocal Easement Agreement) to Declaration of Condominium Property Regime of Hokulei Village	(1) Grove Farm Properties, Inc., a Hawaii corporation (2) American Savings Bank, F.S.B., a federal savings Bank
5.	Hokulei Village	Exhibit “E” (Restrictive Agreement Affecting Revised Phase 2 Land) to Declaration of Condominium Property Regime of Hokulei Village	(1) Grove Farm Properties, Inc., a Hawaii corporation (2) Safeway, Inc., a Delaware corporation
6.	Puunene Shopping Center	Declaration of Condominium Property Regime	(1) Target Corporation (2) Association of Unit Owners
7.	Puunene Shopping Center	Site Development Agreement dated November 8, 2013	Target Corporation

Schedule 9.3.6-203
1379426.v9
ImanageDB:4161238.11

Schedule 8.1-1
1379426.v9
ImanageDB:4161238.11

SCHEDULE 8.1
DUE DILIGENCE DOCUMENTS
Those documents, reports and agreements related to the Property delivered, or otherwise made available, to Purchaser on or before the Effective Date.

Schedule 9.3.1-1
1379426.v9
ImanageDB:4161238.11
SCHEDULE 9.3.1
approved new leases

pUUNENE lAND
jERSEY mIKE’S
hAWAII STATE FEDERAL CREDIT UNION
STARBUCKS
FoRK & SALAD
LAULANI LAND & PAD G LAND
NONE
LAULANI LAND & PAD G LAND
NONE
HOKULEI LAND
TWO MOTHERS MONTESSORI

Schedule 9.3.6-204
1379426.v9
ImanageDB:4161238.11

3
ImanageDB:4196949.2
ImanageDB:4196949.2
SCHEDULE 9.3.6
PERMITTED ACTIONS
Amendment of the Safeway Inc. lease at the Hokulei Land to increase the “monthly rent” payable thereunder to $155,437.00 per month, effective no later than the Closing Date.

Schedule 9.3.6-205
1379426.v9
ImanageDB:4161238.11